UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 0560

John Hancock Investment Trust
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2017

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock

Balanced Fund

Annual report 10/31/17

A message to shareholders

Dear shareholder,

Wherever stock investors look today, the markets seem to exhibit undiminished strength, as evidenced by the new records set by the three bellwether indexes, the Dow Jones Industrial Average, the S&P 500 Index, and the NASDAQ Composite Index. Economic and corporate data has continued to underpin investor optimism. Corporate earnings have generally been solid, with a weaker dollar helping to boost results for U.S.-based multinationals. International equity markets have also exhibited impressive strength in 2017, making a remarkable comeback following a multi-year period of underperformance relative to U.S. stocks.

Bond markets have typically exhibited less dramatic but still positive results. The notable fixed-income outperformer was emerging-market debt, which gathered strength on continued U.S. dollar weakness and broadly positive economic fundamentals. economic outlook both in the United States and globally. Segments of the market more sensitive to interest-rate changes, meanwhile, posted muted gains or even losses, as was the case with certain U.S. Treasury securities. The pressures driving these markets could persist for some time: The U.S. Federal Reserve (Fed) continued to gradually normalize interest rates throughout 2017 on the back of an improving economy, and that trend is expected to continue in 2018 under new Fed Chair Jerome Powell.

With U.S. and global stock valuations high in certain sectors, bond yields still relatively low versus long-term averages, and unmistakable tensions not far beneath the surface of the current geopolitical landscape, investors would do well to consider their options for diversification. Maintaining a diversified portfolio of stocks, bonds, and alternatives, alongside a disciplined investment program, is one approach that has stood the test of time. As always, your best resource to prepare for any market condition is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable disappointments that can interrupt any market rise.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly into an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Balanced Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
41	Financial statements
45	Financial highlights
55	Notes to financial statements
63	Auditor's report
64	Tax information
65	Continuation of investment advisory and subadvisory agreements
71	Trustees and Officers
75	More information

ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks current income, long-term growth of capital and income, and preservation of capital.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/17 (%)

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

A strong stock market environment

Stocks rallied for most of the period, reflecting a favorable economic backdrop and consistent growth in corporate earnings.

Favorable results for credit

Corporate bonds, and especially high-yield issues, gained in value, as investors remained comfortable with credit risk.

Relative underperformance

The fund modestly underperformed its blended benchmark of the S&P 500 Index (60%) and the Bloomberg Barclays U.S. Aggregate Bond Index (40%), largely due to positioning in the fund's equity portfolio.

PORTFOLIO COMPOSITION AS OF 10/31/17 (%)

A note about risks

The value of a company's equity securities is subject to change in the company's financial condition and overall market and economic conditions. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. A fund that invests in particular sectors is particularly susceptible to the impact of market, economic, regulatory, and other factors affecting those sectors. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor is unable or unwilling to make principal or interest payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. Mortgage- and asset-backed securities may be sensitive to changes in interest rates, and may be subject to early repayment and the market's perception of issuer creditworthiness. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       3

Discussion of fund performance

An interview with Portfolio Manager Jeffrey N. Given, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Jeffrey N. Given, CFA
Portfolio Manager
John Hancock Asset Management

How would you describe economic and market conditions during the 12 months ended October 31, 2017?

The stock market continued on an almost-uninterrupted run, rallying especially sharply in the initial weeks after the U.S. elections last November. A continued strong global economic backdrop, coupled with healthy corporate earnings growth in the U.S., helped drive stocks' impressive performance.

With the U.S. economy strengthening further and employment data remaining healthy, the U.S. Federal Reserve increased its target short-term interest rate by a quarter percentage point on three separate occasions. Yields on U.S. Treasury debt rose accordingly, more so on short-term than long-term bonds. High-yield and investment-grade corporate bonds generally fared well, reflecting the strong economy and investors' continued comfort with credit risk.

In such an environment, how did the fund perform relative to its benchmarks?

The fund gained 13.41% for the 12-month period, modestly trailing the 14.08% return of a 60%/40% blend, respectively, of the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index.

As the fund's portfolio managers, we have three ways in which we can add value relative to the 60%/40% blended index. First, we can do so through asset allocation, meaning the fund's balance between equity and fixed-income securities. During the period, the fund's average overweighting in equities had a positive impact on results, given stocks' outperformance of bonds. A second opportunity for added value is in the fund's fixed-income positioning. Given that the fund's fixed-income investments outperformed the Bloomberg Barclays index in aggregate, this positioning had a positive performance impact for the period. Finally, a third potential to add value comes from the fund's equity positioning. During the period, the fund's stock investments in aggregate trailed the S&P 500 Index, which was a source of relative underperformance this period.

Looking specifically at the fund's equity and fixed-income portfolios, what hampered the fund's results?

Looking more specifically at the fund's portfolio, on the equity side, weak stock picking in the industrials and healthcare sectors hampered the fund's equity portfolio the most, while a

ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       4

combination of subpar security selection and an overweighting in the lagging energy category further detracted. In contrast, stock selection was favorable in both consumer discretionary and financials.

On the fund's fixed-income side, out-of-benchmark exposure to high-yield bonds was especially helpful; these securities were benefiting from narrowing credit spreads, meaning investors were willing to accept more credit risk in exchange for yield. The fund also benefited from strong security selection among commercial mortgage-backed securities (CMBS) as well as maintaining a substantial underweight in U.S. Treasuries, which lagged the overall fixed-income market.

Which individual stocks detracted from the fund's results?

The fund's biggest individual detractors included energy names Schlumberger, Ltd. and Range Resources Corp. Oilfield services giant Schlumberger, which does the majority of its business in non-U.S. markets, was hurt by the lagging pace of capital investment among international energy producers. Meanwhile, Range Resources, an energy exploration and production company, reported weaker-than-expected financial results and production growth. The company was also hurt by natural gas prices remaining at depressed levels. At period end, we continued to see Schlumberger as a well-run company with favorable growth prospects. With Range Resources, the range of

SECTOR COMPOSITION AS OF 10/31/17 (%)

ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       5

potential outcomes is wider than with many of the names we choose to own in the fund, but we see the risk/reward trade-off as skewed in the fund's favor.

Elsewhere, CenturyLink, Inc. also hampered the fund's results. Shares of this telecommunication services provider struggled this period due to weaker-than-expected financial results coupled with the market's apparent skepticism about the firm's anticipated acquisition of a competitor, Level 3 Communications. At period end, we continued to see opportunity in CenturyLink, due to the stock's attractive valuation and strong cash flow, as well as potential for the combination with Level 3 to create beneficial synergies.

Coffee retailer Starbucks Corp. was another meaningful detractor. Starbucks' stock struggled amid investors' concerns about slowing same-store sales. We continued to see good growth potential here, however, and maintained the fund's large position in the name.

Which stocks contributed to relative performance?

As we mentioned, security selection was strong in the financials sector, led by bank stocks SVB Financial Group and JPMorgan Chase & Co. As a particularly asset-sensitive financial institution, SVB has benefited disproportionately from higher interest rates and the expectation for further rate increases. This Silicon Valley-based company has also benefited from robust venture capital and initial public offering (IPO) markets. Higher rates, which tend to make bank lending activity more profitable, coupled with a strengthening global economic outlook, also helped lift the shares of JPMorgan Chase, one of the world's largest financial companies and the fund's fourth-largest position at period end.

In technology, the fund's largest individual contributor was Applied Materials, Inc. This provider of equipment and services to semiconductor manufacturers benefited from several market trends, including growth in China's semiconductor manufacturing business, rising demand for next-generation flash memory products, and the company's strong competitive position in the OLED display market. Late in the period, we sold the fund's stake in Applied Materials, which after a long upward run had reached our price target.

TOP FIVE EQUITY HOLDINGS AS OF 10/31/17 (%)

Alphabet, Inc., Class A	2.9
Apple, Inc.	2.7
Amazon.com, Inc.	2.6
JPMorgan Chase & Co.	2.5
Microsoft Corp.	2.1
TOTAL	12.8
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       6

How was the fund positioned at period end?

The fund's stock allocation was about 65%, up from about 63% a year earlier and above our target equity weighting of 60%. We remained comfortable with this positioning in light of the continued favorable economic backdrop, healthy corporate earnings growth and still historically low interest rates, even as we were mindful of high valuations.

On the fixed-income side, the fund remained overweight in the credit-related sectors of the bond market, with slightly increased exposure to investment-grade and high-yield industrial issuers. During the period, we maintained a meaningful underweight in U.S. Treasuries, reducing exposure to the intermediate portion of the yield curve while slightly adding to long maturities, as well as preserving an underweight in agency mortgage-backed securities, given that we saw limited opportunity to add value in both areas.

Can you tell us about a recent manager change?

Effective September 29, 2017, Roger C. Hamilton retired. We wish him well.

MANAGED BY

Jeffrey N. Given, CFA On the fund since 2006 Investing since 1993
Michael J. Scanlon, Jr., CFA On the fund since 2015 Investing since 2000
Lisa A. Welch On the fund since 2016 Investing since 1986

TOP 5 BOND ISSUERS AS OF 10/31/17 (%)

Federal National Mortgage Association	4.8
U.S. Treasury	4.2
Federal Home Loan Mortgage Corp.	1.7
JPMorgan Chase & Co.	0.4
Commercial Mortgage Pass Through Certificates	0.4
TOTAL	11.5
As a percentage of net assets.
Cash and cash equivalents are not included.

The views expressed in this report are exclusively those of Jeffrey N. Given, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  OCTOBER 31, 2017

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	5-year	10-year	as of 10-31-17	as of 10-31-17
Class A	7.76	7.78	5.17	45.47	65.59	1.33	1.33
Class B	7.66	7.84	5.12	45.86	64.74	0.71	0.70
Class C	11.65	8.13	4.98	47.83	62.56	0.71	0.70
Class I2	13.77	9.24	6.10	55.60	80.83	1.70	1.69
Class R1[2,3]	13.03	8.53	5.37	50.56	68.71	1.06	1.05
Class R2[2,3]	13.27	8.88	5.71	52.99	74.32	1.30	1.29
Class R3[2,3]	13.17	8.64	5.48	51.34	70.42	1.16	1.15
Class R4[2,3]	13.64	9.08	5.85	54.42	76.50	1.55	1.44
Class R5[2,3]	13.88	9.31	6.11	56.05	80.94	1.75	1.74
Class R6[2,3]	13.87	9.36	6.19	56.43	82.33	1.80	1.79
Index 1†	23.63	15.18	7.51	102.72	106.38	—	—
Index 2†	0.90	2.04	4.19	10.60	50.69	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Gross (%)	1.14	1.84	1.84	0.83	1.49	1.24	1.39	1.09	0.79	0.74
Net (%)	1.14	1.84	1.84	0.83	1.49	1.24	1.39	0.99	0.79	0.74

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the S&P 500 Index; Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Balanced Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class B4	10-31-07	16,474	16,474	20,638	15,069
Class C4	10-31-07	16,256	16,256	20,638	15,069
Class I2	10-31-07	18,083	18,083	20,638	15,069
Class R1[2,3]	10-31-07	16,871	16,871	20,638	15,069
Class R2[2,3]	10-31-07	17,432	17,432	20,638	15,069
Class R3[2,3]	10-31-07	17,042	17,042	20,638	15,069
Class R4[2,3]	10-31-07	17,650	17,650	20,638	15,069
Class R5[2,3]	10-31-07	18,094	18,094	20,638	15,069
Class R6[2,3]	10-31-07	18,233	18,233	20,638	15,069

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	For certain types of investors, as described in the fund's prospectus.
3	Class R1, Class R3, Class R4, and Class R5 shares were first offered on 9-8-08; Class R2 shares were first offered on 3-1-12; Class R6 shares were first offered 9-1-11. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R1, Class R3, Class R4, Class R5, Class R2, and Class R6 shares, as applicable.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on May 1, 2017, with the same investment held until October 31, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on May 1, 2017, with the same investment held until October 31, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2017	Ending value on 10-31-2017	Expenses paid during period ended 10-31-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,050.80	$5.53	1.07%
	Hypothetical example for comparison purposes	1,000.00	1,019.80	5.45	1.07%
Class B	Actual expenses/actual returns	1,000.00	1,047.30	9.13	1.77%
	Hypothetical example for comparison purposes	1,000.00	1,016.30	9.00	1.77%
Class C	Actual expenses/actual returns	1,000.00	1,046.70	9.13	1.77%
	Hypothetical example for comparison purposes	1,000.00	1,016.30	9.00	1.77%
Class I	Actual expenses/actual returns	1,000.00	1,052.50	3.93	0.76%
	Hypothetical example for comparison purposes	1,000.00	1,021.40	3.87	0.76%
Class R1	Actual expenses/actual returns	1,000.00	1,048.80	7.33	1.42%
	Hypothetical example for comparison purposes	1,000.00	1,018.00	7.22	1.42%
Class R2	Actual expenses/actual returns	1,000.00	1,049.80	6.10	1.18%
	Hypothetical example for comparison purposes	1,000.00	1,019.30	6.01	1.18%
Class R3	Actual expenses/actual returns	1,000.00	1,049.40	6.82	1.32%
	Hypothetical example for comparison purposes	1,000.00	1,018.60	6.72	1.32%
Class R4	Actual expenses/actual returns	1,000.00	1,051.40	4.76	0.92%
	Hypothetical example for comparison purposes	1,000.00	1,020.60	4.69	0.92%
Class R5	Actual expenses/actual returns	1,000.00	1,053.00	3.67	0.71%
	Hypothetical example for comparison purposes	1,000.00	1,021.60	3.62	0.71%
Class R6	Actual expenses/actual returns	1,000.00	1,052.90	3.47	0.67%
	Hypothetical example for comparison purposes	1,000.00	1,021.80	3.41	0.67%

1	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       11

Fund’s investments
AS OF 10-31-17
	Shares	Value
Common stocks 65.5%		$1,264,982,549
(Cost $885,968,450)
Consumer discretionary 9.3%		178,518,354
Auto components 0.2%
Delphi Automotive PLC	37,401	3,716,911
Hotels, restaurants and leisure 1.8%
Starbucks Corp.	640,181	35,107,526
Household durables 0.6%
Lennar Corp., A Shares	221,675	12,340,647
Internet and direct marketing retail 2.6%
Amazon.com, Inc. (A)	44,797	49,513,228
Leisure products 0.5%
Hasbro, Inc.	105,954	9,810,281
Media 1.9%
Comcast Corp., Class A	482,213	17,374,134
Lions Gate Entertainment Corp., Class A (A)	240,709	6,985,375
Twenty-First Century Fox, Inc., Class B	461,720	11,750,774
Specialty retail 1.7%
Lowe's Companies, Inc.	399,243	31,919,478
Consumer staples 5.4%		105,099,679
Beverages 0.4%
PepsiCo, Inc.	66,142	7,290,833
Food and staples retailing 2.0%
CVS Health Corp.	168,478	11,545,797
Wal-Mart Stores, Inc.	322,628	28,168,651
Food products 0.5%
Mondelez International, Inc., Class A	220,736	9,145,092
Household products 0.6%
The Procter & Gamble Company	139,976	12,085,528
Tobacco 1.9%
Altria Group, Inc.	342,722	22,009,607
Philip Morris International, Inc.	141,955	14,854,171
Energy 4.4%		84,668,838
Energy equipment and services 1.0%
Halliburton Company	237,881	10,167,034
Schlumberger, Ltd.	141,193	9,036,352
Oil, gas and consumable fuels 3.4%
ARC Resources, Ltd.	468,686	5,714,620
ConocoPhillips	410,007	20,971,858
Devon Energy Corp.	229,256	8,459,546
Exxon Mobil Corp.	112,422	9,370,374
12	JOHN HANCOCK Balanced Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Range Resources Corp.	263,036	$4,763,582
Suncor Energy, Inc.	476,604	16,185,472
Financials 11.5%		222,394,798
Banks 4.8%
Citigroup, Inc.	292,949	21,531,752
JPMorgan Chase & Co.	472,802	47,568,609
KeyCorp	161,273	2,943,232
SVB Financial Group (A)	58,488	12,825,249
U.S. Bancorp	143,020	7,777,428
Capital markets 3.0%
BlackRock, Inc.	26,415	12,436,974
Invesco, Ltd.	395,688	14,161,674
The Charles Schwab Corp.	284,735	12,767,517
The Goldman Sachs Group, Inc.	74,591	18,086,826
Consumer finance 1.4%
Discover Financial Services	394,847	26,269,171
Diversified financial services 1.6%
Berkshire Hathaway, Inc., Class B (A)	170,640	31,899,442
Insurance 0.7%
Lincoln National Corp.	113,033	8,565,641
MetLife, Inc.	103,794	5,561,283
Health care 8.3%		159,367,271
Biotechnology 2.1%
Amgen, Inc.	80,504	14,105,911
Biogen, Inc. (A)	40,417	12,596,362
Gilead Sciences, Inc.	185,322	13,891,737
Health care equipment and supplies 2.1%
Danaher Corp.	223,908	20,659,991
Medtronic PLC	231,786	18,663,409
Pharmaceuticals 4.1%
Allergan PLC	84,685	15,008,723
Eli Lilly & Company	63,406	5,195,488
Johnson & Johnson	162,132	22,602,822
Novartis AG, ADR	74,938	6,188,380
Pfizer, Inc.	868,638	30,454,448
Industrials 6.5%		124,727,089
Aerospace and defense 1.7%
The Boeing Company	48,427	12,493,197
United Technologies Corp.	163,671	19,601,239
Air freight and logistics 0.4%
United Parcel Service, Inc., Class B	66,897	7,862,404
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Balanced Fund	13

	Shares	Value
Industrials (continued)
Building products 1.1%
Johnson Controls International PLC	516,070	$21,360,137
Construction and engineering 0.7%
Fluor Corp.	301,048	12,972,158
Industrial conglomerates 1.5%
General Electric Company	801,067	16,149,511
Honeywell International, Inc.	92,058	13,271,081
Machinery 0.6%
Stanley Black & Decker, Inc.	72,185	11,661,487
Professional services 0.5%
Nielsen Holdings PLC	252,384	9,355,875
Information technology 13.7%		264,480,148
Communications equipment 1.4%
Cisco Systems, Inc.	787,107	26,879,704
Electronic equipment, instruments and components 1.2%
TE Connectivity, Ltd.	248,706	22,624,762
Internet software and services 4.7%
Alphabet, Inc., Class A (A)	53,598	55,368,878
Alphabet, Inc., Class C (A)	8,510	8,651,606
Facebook, Inc., Class A (A)	145,035	26,115,002
IT services 0.7%
PayPal Holdings, Inc. (A)	186,742	13,550,000
Software 3.0%
Microsoft Corp.	488,084	40,598,827
Oracle Corp.	186,057	9,470,301
salesforce.com, Inc. (A)	82,107	8,402,830
Technology hardware, storage and peripherals 2.7%
Apple, Inc.	312,460	52,818,238
Materials 1.5%		29,710,044
Chemicals 1.2%
Agrium, Inc.	47,833	5,207,461
Eastman Chemical Company	194,613	17,672,807
Metals and mining 0.3%
Teck Resources, Ltd., Class B	334,260	6,829,776
Real estate 1.7%		33,288,528
Equity real estate investment trusts 1.7%
American Tower Corp.	88,003	12,643,391
Digital Realty Trust, Inc.	64,779	7,672,425
Park Hotels & Resorts, Inc.	284,182	8,181,600
Weyerhaeuser Company	133,420	4,791,112
14	JOHN HANCOCK Balanced Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Telecommunication services 1.9%		$37,502,429
Diversified telecommunication services 1.9%
CenturyLink, Inc. (B)	648,071	12,306,868
Verizon Communications, Inc.	526,333	25,195,561
Utilities 1.3%		25,225,371
Electric utilities 1.3%

PPL Corp.	671,602	25,225,371
Preferred securities 0.2%		$3,169,748
(Cost $3,082,608)
Financials 0.1%		1,110,243
Banks 0.1%
GMAC Capital Trust I (3 month LIBOR + 5.785%), 6.967% (C)	26,792	703,558
Regions Financial Corp., 6.375%	8,275	210,185
Wells Fargo & Company, Series L, 7.500%	150	196,500
Utilities 0.1%		2,059,505
Multi-utilities 0.1%
Dominion Energy, Inc., 6.750% (B)	28,875	1,511,029
DTE Energy Company, 6.500%	9,985	548,476

	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 10.5%				$203,196,019
(Cost $203,689,376)
U.S. Government 4.2%				80,638,550
U.S. Treasury
Bond	2.750	11-15-42	20,380,000	20,054,398
Bond	3.000	02-15-47	11,678,000	11,960,370
Bond	3.000	05-15-47	18,419,000	18,864,366
Note	1.500	06-15-20	935,000	930,252
Note	1.500	08-15-20	7,025,000	6,983,838
Note	2.250	08-15-27	20,182,000	19,958,106
Treasury Inflation Protected Security	0.375	07-15-25	1,889,277	1,887,220
U.S. Government Agency 6.3%				122,557,469
Federal Home Loan Mortgage Corp.
30 Yr Pass Thru	3.000	03-01-43	967,875	976,853
30 Yr Pass Thru	3.000	10-01-46	14,507,987	14,574,566
30 Yr Pass Thru (D)	3.500	TBA	475,000	488,213
30 Yr Pass Thru (D)	3.500	10-01-46	5,866,602	6,068,522
30 Yr Pass Thru (D)	3.500	12-01-46	3,661,550	3,778,422
30 Yr Pass Thru	4.500	03-01-41	2,300,648	2,504,089
30 Yr Pass Thru	5.500	11-01-39	1,442,498	1,620,208
Federal National Mortgage Association
15 Yr Pass Thru	3.000	07-01-27	630,839	647,472
15 Yr Pass Thru	3.500	02-01-26	103,019	107,019
15 Yr Pass Thru	3.500	03-01-26	367,636	381,911
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Balanced Fund	15

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	3.000	09-01-42	2,200,937	$2,215,594
30 Yr Pass Thru	3.000	02-01-43	592,551	596,682
30 Yr Pass Thru	3.000	03-01-43	231,653	233,775
30 Yr Pass Thru	3.000	05-01-43	356,893	360,273
30 Yr Pass Thru	3.500	06-01-42	5,133,667	5,308,355
30 Yr Pass Thru	3.500	06-01-43	9,726,363	10,057,331
30 Yr Pass Thru	3.500	12-01-44	9,448,503	9,793,637
30 Yr Pass Thru	3.500	12-01-44	2,965,050	3,073,357
30 Yr Pass Thru	3.500	04-01-45	1,767,516	1,824,899
30 Yr Pass Thru	3.500	04-01-45	731,020	754,753
30 Yr Pass Thru (D)	3.500	07-01-47	14,103,098	14,565,368
30 Yr Pass Thru	4.000	01-01-41	2,360,383	2,494,872
30 Yr Pass Thru	4.000	09-01-41	1,601,980	1,693,006
30 Yr Pass Thru	4.000	10-01-41	9,094,447	9,612,626
30 Yr Pass Thru	4.000	01-01-47	11,751,846	12,509,576
30 Yr Pass Thru	4.500	11-01-39	3,173,174	3,418,567
30 Yr Pass Thru	4.500	09-01-40	1,720,192	1,853,221
30 Yr Pass Thru	4.500	05-01-41	1,023,228	1,102,038
30 Yr Pass Thru	4.500	07-01-41	3,089,426	3,327,378
30 Yr Pass Thru	4.500	01-01-43	1,267,969	1,365,629
30 Yr Pass Thru	5.000	03-01-41	1,931,860	2,112,322
30 Yr Pass Thru	5.000	04-01-41	1,924,285	2,100,431
30 Yr Pass Thru	5.500	11-01-39	687,088	765,025
30 Yr Pass Thru	6.500	01-01-39	229,125	264,021
30 Yr Pass Thru	7.000	06-01-32	889	1,044
30 Yr Pass Thru	7.500	04-01-31	2,798	3,317
30 Yr Pass Thru	8.000	01-01-31	2,358	2,807

Government National Mortgage Association 30 Yr Pass Thru	9.000	04-15-21	268	290
Foreign government obligations 0.1%				$2,885,115
(Cost $2,506,254)
Argentina 0.1%				2,885,115
City of Buenos Aires Bond (E)	7.500	06-01-27	400,000	446,852
Provincia de Buenos Aires Bond (E)	7.875	06-15-27	750,000	831,375
Republic of Argentina
Bond	6.875	01-26-27	340,000	370,770
Bond	7.500	04-22-26	725,000	819,250

Bond	8.280	12-31-33	357,520	416,868
Corporate bonds 15.9%				$306,613,554
(Cost $296,275,486)
Consumer discretionary 2.0%				39,083,570
Auto components 0.1%
Lear Corp.	5.250	01-15-25	560,000	600,068
16	JOHN HANCOCK Balanced Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Auto components (continued)
Nemak SAB de CV (E)	5.500	02-28-23	424,000	$435,151
ZF North America Capital, Inc. (E)	4.750	04-29-25	540,000	567,675
Automobiles 0.4%
Daimler Finance North America LLC (E)	2.200	05-05-20	655,000	654,971
Ford Motor Company	4.750	01-15-43	500,000	493,836
Ford Motor Credit Company LLC	2.375	03-12-19	610,000	612,208
Ford Motor Credit Company LLC	5.875	08-02-21	1,730,000	1,925,648
General Motors Company	4.200	10-01-27	315,000	320,815
General Motors Company	4.875	10-02-23	1,130,000	1,231,821
General Motors Financial Company, Inc.	4.000	01-15-25	1,175,000	1,203,611
General Motors Financial Company, Inc.	4.300	07-13-25	800,000	829,009
Diversified consumer services 0.0%
Laureate Education, Inc. (E)	8.250	05-01-25	330,000	355,163
Service Corp. International	5.375	05-15-24	558,000	588,690
Hotels, restaurants and leisure 0.2%
CCM Merger, Inc. (E)	6.000	03-15-22	445,000	462,800
Chester Downs & Marina LLC (E)	9.250	02-01-20	625,000	637,500
Eldorado Resorts, Inc.	7.000	08-01-23	265,000	286,200
GLP Capital LP	5.375	04-15-26	560,000	606,200
Hilton Grand Vacations Borrower LLC (E)	6.125	12-01-24	340,000	373,150
International Game Technology PLC (E)	6.500	02-15-25	570,000	639,825
Jacobs Entertainment, Inc. (E)	7.875	02-01-24	295,000	318,600
Mohegan Gaming & Entertainment (E)	7.875	10-15-24	425,000	452,625
Internet and direct marketing retail 0.5%
Amazon.com, Inc. (E)	3.150	08-22-27	1,510,000	1,518,923
Amazon.com, Inc. (E)	4.050	08-22-47	1,480,000	1,526,938
Expedia, Inc. (E)	3.800	02-15-28	1,305,000	1,269,521
Expedia, Inc.	5.000	02-15-26	1,415,000	1,532,071
Netflix, Inc. (E)	4.875	04-15-28	675,000	670,916
QVC, Inc.	4.375	03-15-23	565,000	588,477
QVC, Inc.	5.125	07-02-22	580,000	621,636
QVC, Inc.	5.450	08-15-34	630,000	627,023
The Priceline Group, Inc.	2.750	03-15-23	655,000	654,235
Leisure products 0.0%
Vista Outdoor, Inc.	5.875	10-01-23	550,000	567,875
Media 0.7%
Altice Financing SA (E)	6.625	02-15-23	325,000	342,583
AMC Entertainment Holdings, Inc.	6.125	05-15-27	750,000	742,500
Cengage Learning, Inc. (E)	9.500	06-15-24	625,000	563,281
Charter Communications Operating LLC (E)	4.200	03-15-28	1,323,000	1,309,353
Charter Communications Operating LLC	6.484	10-23-45	1,390,000	1,602,506
Clear Channel Worldwide Holdings, Inc.	6.500	11-15-22	621,000	642,735
Lions Gate Entertainment Corp. (E)	5.875	11-01-24	318,000	337,080
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Balanced Fund	17

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Media (continued)
McGraw-Hill Global Education Holdings LLC (E)	7.875	05-15-24	455,000	$457,275
MDC Partners, Inc. (E)	6.500	05-01-24	585,000	596,700
Midcontinent Communications (E)	6.875	08-15-23	545,000	584,513
Myriad International Holdings BV (E)	4.850	07-06-27	250,000	256,619
Myriad International Holdings BV (E)	5.500	07-21-25	915,000	991,430
National CineMedia LLC	6.000	04-15-22	240,000	244,800
Sinclair Television Group, Inc. (E)	5.625	08-01-24	375,000	380,625
Sirius XM Radio, Inc. (E)	3.875	08-01-22	240,000	244,500
Sirius XM Radio, Inc. (E)	5.000	08-01-27	520,000	524,550
Sirius XM Radio, Inc. (E)	5.375	04-15-25	580,000	611,175
Sirius XM Radio, Inc. (E)	5.375	07-15-26	760,000	800,850
Time Warner Cable LLC	8.250	04-01-19	490,000	530,803
Time Warner, Inc.	3.800	02-15-27	830,000	829,776
Viacom, Inc. (6.250% to 2-28-27, then 3 month LIBOR + 3.899%)	6.250	02-28-57	600,000	595,080
WMG Acquisition Corp. (E)	4.875	11-01-24	360,000	370,800
WMG Acquisition Corp. (E)	6.750	04-15-22	510,000	537,285
Multiline retail 0.0%
Macy's Retail Holdings, Inc. (B)	3.625	06-01-24	822,000	766,915
Specialty retail 0.1%
L Brands, Inc.	6.625	04-01-21	644,000	709,205
L Brands, Inc.	6.875	11-01-35	340,000	337,450
Consumer staples 0.5%				9,792,550
Beverages 0.2%
Anheuser-Busch InBev Finance, Inc.	4.900	02-01-46	2,170,000	2,435,622
Molson Coors Brewing Company	3.000	07-15-26	755,000	735,228
Food and staples retailing 0.1%
Alimentation Couche-Tard, Inc. (E)	2.700	07-26-22	605,000	604,083
CVS Health Corp.	2.875	06-01-26	680,000	647,619
CVS Health Corp.	5.125	07-20-45	950,000	1,060,802
Simmons Foods, Inc. (E)	5.750	11-01-24	285,000	286,340
Food products 0.1%
Bunge, Ltd. Finance Corp.	8.500	06-15-19	500,000	549,141
Kraft Heinz Foods Company (E)	4.875	02-15-25	525,000	561,502
Kraft Heinz Foods Company	5.200	07-15-45	369,000	402,086
Mondelez International Holdings Netherlands BV (E)	1.625	10-28-19	850,000	841,456
Household products 0.0%
Kronos Acquisition Holdings, Inc. (E)	9.000	08-15-23	545,000	525,108
Personal products 0.1%
Revlon Consumer Products Corp. (B)	5.750	02-15-21	575,000	493,063
Revlon Consumer Products Corp. (B)	6.250	08-01-24	460,000	339,250
18	JOHN HANCOCK Balanced Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer staples (continued)
Tobacco 0.0%
Vector Group, Ltd. (E)	6.125	02-01-25	300,000	$311,250
Energy 1.8%				34,714,199
Energy equipment and services 0.0%
Antero Midstream Partners LP	5.375	09-15-24	610,000	635,925
Oil, gas and consumable fuels 1.8%
Andeavor Logistics LP	5.250	01-15-25	300,000	322,500
Andeavor Logistics LP	6.125	10-15-21	825,000	851,813
Andeavor Logistics LP	6.375	05-01-24	560,000	613,200
Boardwalk Pipelines LP	4.450	07-15-27	472,000	483,887
Cenovus Energy, Inc.	4.450	09-15-42	745,000	679,528
Cheniere Corpus Christi Holdings LLC (E)	5.125	06-30-27	370,000	381,563
Cheniere Corpus Christi Holdings LLC	5.875	03-31-25	365,000	395,113
Cimarex Energy Company	4.375	06-01-24	540,000	575,565
Colorado Interstate Gas Company LLC (E)	4.150	08-15-26	487,000	489,384
Columbia Pipeline Group, Inc.	4.500	06-01-25	1,025,000	1,103,032
Continental Resources, Inc.	5.000	09-15-22	1,343,000	1,358,109
DCP Midstream Operating LP	2.700	04-01-19	600,000	596,250
DCP Midstream Operating LP (5.850% to 5-21-23, then 3 month LIBOR + 3.850%) (E)	5.850	05-21-43	585,000	556,481
DCP Midstream Operating LP (E)	9.750	03-15-19	535,000	583,150
Enbridge Energy Partners LP	4.375	10-15-20	890,000	934,713
Enbridge Energy Partners LP (3 month LIBOR + 3.798%) (C)	5.132	10-01-77	615,000	611,925
Energy Transfer Equity LP	5.875	01-15-24	460,000	499,100
Energy Transfer LP	4.200	04-15-27	359,000	363,178
Energy Transfer LP	5.000	10-01-22	150,000	161,888
Energy Transfer LP	5.150	03-15-45	665,000	649,124
Energy Transfer LP	5.875	03-01-22	230,000	254,621
Energy Transfer LP	9.700	03-15-19	483,000	530,289
EnLink Midstream Partners LP	4.850	07-15-26	700,000	737,302
Enterprise Products Operating LLC (3 month LIBOR + 3.708%) (C)	5.018	08-01-66	690,000	689,138
Enterprise Products Operating LLC (5.250% to 8-16-27, then 3 month LIBOR + 3.033%)	5.250	08-16-77	1,140,000	1,171,350
Gulfport Energy Corp.	6.000	10-15-24	170,000	170,000
KCA Deutag UK Finance PLC (E)	9.875	04-01-22	105,000	109,856
Kerr-McGee Corp.	6.950	07-01-24	690,000	820,986
Kinder Morgan Energy Partners LP	7.750	03-15-32	525,000	671,844
Lukoil International Finance BV (E)	3.416	04-24-18	435,000	436,752
Murphy Oil Corp.	5.750	08-15-25	357,000	368,603
Newfield Exploration Company	5.625	07-01-24	305,000	329,781
Newfield Exploration Company	5.750	01-30-22	240,000	258,000
ONEOK Partners LP	5.000	09-15-23	375,000	408,329
Petrobras Global Finance BV	5.625	05-20-43	1,105,000	992,843
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Balanced Fund	19

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Petrobras Global Finance BV	7.375	01-17-27	1,270,000	$1,409,700
Petroleos Mexicanos	4.875	01-24-22	710,000	738,329
Petroleos Mexicanos (E)	5.375	03-13-22	260,000	275,834
Plains All American Pipeline LP (6.125% to 11-15-22, then 3 month LIBOR + 4.110%) (F)	6.125	11-15-22	515,000	524,940
Resolute Energy Corp.	8.500	05-01-20	440,000	446,600
Sabine Pass Liquefaction LLC	4.200	03-15-28	611,000	623,214
Sabine Pass Liquefaction LLC	5.000	03-15-27	570,000	613,217
Sabine Pass Liquefaction LLC	5.750	05-15-24	590,000	660,851
Sunoco Logistics Partners Operations LP	3.900	07-15-26	960,000	954,776
Sunoco Logistics Partners Operations LP	4.400	04-01-21	775,000	814,903
Tallgrass Energy Partners LP (E)	5.500	09-15-24	210,000	217,088
Tapstone Energy LLC (E)	9.750	06-01-22	235,000	210,913
Teekay Offshore Partners LP	6.000	07-30-19	680,000	680,000
The Williams Companies, Inc.	4.550	06-24-24	1,210,000	1,264,450
The Williams Companies, Inc.	5.750	06-24-44	720,000	763,200
Williams Partners LP	3.750	06-15-27	945,000	948,041
Williams Partners LP	4.875	03-15-24	1,365,000	1,431,462
WPX Energy, Inc.	5.250	09-15-24	220,000	220,825
WPX Energy, Inc.	6.000	01-15-22	445,000	463,356
YPF SA (E)	8.500	07-28-25	565,000	657,378
Financials 4.9%				95,494,778
Banks 2.8%
Australia & New Zealand Banking Group, Ltd.	2.125	08-19-20	1,130,000	1,128,839
Australia & New Zealand Banking Group, Ltd. (6.750% to 6-15-26, then 5 Year U.S. ISDAFIX + 5.168%) (E)(F)	6.750	06-15-26	330,000	379,137
Bank of America Corp.	3.950	04-21-25	990,000	1,020,828
Bank of America Corp.	4.200	08-26-24	365,000	385,424
Bank of America Corp.	4.250	10-22-26	660,000	693,392
Bank of America Corp.	4.450	03-03-26	1,160,000	1,233,822
Bank of America Corp. (6.300% to 3-10-26, then 3 month LIBOR + 4.553%) (F)	6.300	03-10-26	1,440,000	1,640,563
BankUnited, Inc.	4.875	11-17-25	550,000	583,565
Banque Federative du Credit Mutuel SA (E)	2.200	07-20-20	1,100,000	1,097,927
Barclays Bank PLC (E)	10.179	06-12-21	345,000	425,984
Barclays PLC	4.375	01-12-26	670,000	702,031
BPCE SA (E)	4.500	03-15-25	730,000	762,188
BPCE SA (E)	5.700	10-22-23	900,000	1,004,831
Citigroup, Inc.	2.350	08-02-21	1,035,000	1,029,739
Citigroup, Inc.	4.600	03-09-26	935,000	996,508
Citigroup, Inc. (5.875% to 3-27-20, then 3 month LIBOR + 4.059%) (F)	5.875	03-27-20	1,505,000	1,575,585
Citigroup, Inc. (6.250% to 8-15-26, then 3 month LIBOR + 4.517%) (F)	6.250	08-15-26	1,080,000	1,229,850
20	JOHN HANCOCK Balanced Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Citizens Bank NA	2.200	05-26-20	985,000	$981,866
Commerzbank AG (E)	8.125	09-19-23	750,000	911,493
Cooperatieve Rabobank UA (11.000% to 6-30-19, then 3 month LIBOR + 10.868%) (E)(F)	11.000	06-30-19	534,000	606,090
Credit Agricole SA (7.875% to 1-23-24, then 5 Year U.S. Swap Rate + 4.898%) (E)(F)	7.875	01-23-24	605,000	688,944
Credit Agricole SA (8.125% to 9-19-18, then 5 Year U.S. Swap Rate + 6.283%) (E)	8.125	09-19-33	620,000	651,000
Fifth Third Bancorp (5.100% to 6-30-23, then 3 month LIBOR + 3.033%) (F)	5.100	06-30-23	665,000	679,963
HBOS PLC (E)	6.750	05-21-18	768,000	787,812
HSBC Holdings PLC (6.375% to 9-17-24, then 5 Year U.S. ISDAFIX + 3.705%) (F)	6.375	09-17-24	255,000	276,994
HSBC Holdings PLC (6.875% to 6-1-21, then 5 Year U.S. ISDAFIX + 5.514%) (F)	6.875	06-01-21	775,000	853,469
ING Bank NV (E)	5.800	09-25-23	895,000	1,019,330
ING Groep NV (6.500% to 4-16-25, then 5 Year U.S. Swap Rate + 4.446%) (F)	6.500	04-16-25	210,000	230,496
JPMorgan Chase & Co.	3.200	06-15-26	985,000	983,985
JPMorgan Chase & Co.	4.625	05-10-21	1,255,000	1,349,444
JPMorgan Chase & Co. (5.300% to 5-1-20, then 3 month LIBOR + 3.800%) (F)	5.300	05-01-20	950,000	998,830
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month LIBOR + 3.780%) (F)	6.750	02-01-24	1,065,000	1,220,756
Lloyds Banking Group PLC	4.650	03-24-26	1,700,000	1,804,606
Lloyds Banking Group PLC (7.500% to 6-27-24, then 5 Year U.S. Swap Rate + 4.760%) (F)	7.500	06-27-24	550,000	627,688
M&T Bank Corp. (5.125% to 11-1-26, then 3 month LIBOR + 3.520%) (F)	5.125	11-01-26	765,000	816,255
Manufacturers & Traders Trust Company (3 month LIBOR + 0.640%) (C)	1.956	12-01-21	490,000	486,348
PNC Bank NA	2.450	07-28-22	1,410,000	1,408,143
Popular, Inc.	7.000	07-01-19	560,000	571,200
Regions Financial Corp.	2.750	08-14-22	1,300,000	1,302,025
Santander Holdings USA, Inc.	2.700	05-24-19	475,000	478,636
Santander Holdings USA, Inc. (E)	3.700	03-28-22	935,000	956,521
Santander UK Group Holdings PLC (E)	4.750	09-15-25	700,000	732,892
Societe Generale SA (7.375% to 9-13-21, then 5 Year U.S. Swap Rate + 6.238%) (E)(F)	7.375	09-13-21	700,000	773,500
Societe Generale SA (8.000% to 9-29-25, then 5 Year U.S. ISDAFIX + 5.873%) (E)(F)	8.000	09-29-25	800,000	934,000
Societe Generale SA (8.250% to 11-29-18, then 5 Year U.S. Swap Rate + 6.394%) (F)	8.250	11-29-18	525,000	555,856
Standard Chartered PLC (E)	2.100	08-19-19	1,055,000	1,051,972
Sumitomo Mitsui Trust Bank, Ltd. (E)	2.050	03-06-19	1,300,000	1,300,019
SunTrust Bank	2.450	08-01-22	1,125,000	1,119,919
Synovus Financial Corp.	7.875	02-15-19	500,000	537,500
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Balanced Fund	21

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
The PNC Financial Services Group, Inc. (4.850% to 6-1-23, then 3 month LIBOR + 3.040%) (F)	4.850	06-01-23	615,000	$636,525
The PNC Financial Services Group, Inc. (6.750% to 8-1-21, then 3 month LIBOR + 3.678%) (F)	6.750	08-01-21	555,000	624,375
The Royal Bank of Scotland Group PLC	3.875	09-12-23	1,125,000	1,153,598
The Royal Bank of Scotland Group PLC (8.000% to 8-10-25, then 5 Year U.S. Swap Rate + 5.720%) (F)	8.000	08-10-25	450,000	514,440
The Royal Bank of Scotland Group PLC (8.625% to 8-15-21, then 5 Year U.S. Swap Rate + 7.598%) (F)	8.625	08-15-21	390,000	441,636
US Bank NA	2.000	01-24-20	1,000,000	1,000,895
Wells Fargo & Company	4.650	11-04-44	560,000	601,028
Wells Fargo & Company (5.875% to 6-15-25, then 3 month LIBOR + 3.990%) (F)	5.875	06-15-25	2,075,000	2,319,850
Wells Fargo & Company, Series K (7.980% to 3-15-18, then 3 month LIBOR + 3.770%) (F)	7.980	03-15-18	667,000	680,707
Westpac Banking Corp.	2.150	03-06-20	1,670,000	1,673,349
Capital markets 0.7%
Ares Capital Corp.	3.875	01-15-20	435,000	445,752
Credit Suisse Group AG (7.500% to 12-11-23, then 5 Year U.S. Swap Rate + 4.598%) (E)(F)	7.500	12-11-23	450,000	523,125
FS Investment Corp.	4.000	07-15-19	505,000	513,384
FS Investment Corp.	4.250	01-15-20	640,000	654,202
Jefferies Group LLC	4.850	01-15-27	983,000	1,044,604
Jefferies Group LLC	8.500	07-15-19	495,000	543,709
Macquarie Bank, Ltd. (E)	4.875	06-10-25	960,000	1,018,919
Morgan Stanley	3.875	01-27-26	670,000	698,598
Morgan Stanley	5.500	01-26-20	1,000,000	1,071,375
Morgan Stanley	7.300	05-13-19	1,210,000	1,303,798
S&P Global, Inc.	4.400	02-15-26	650,000	702,271
Stifel Financial Corp.	4.250	07-18-24	660,000	676,350
The Goldman Sachs Group, Inc.	2.300	12-13-19	1,705,000	1,709,793
The Goldman Sachs Group, Inc.	3.850	01-26-27	1,580,000	1,616,521
UBS Group Funding Switzerland AG (2.859% to 8-15-22, then 3 month LIBOR + 0.954%) (E)	2.859	08-15-23	1,300,000	1,297,829
Consumer finance 0.5%
Ally Financial, Inc.	3.250	11-05-18	595,000	599,492
Ally Financial, Inc.	5.125	09-30-24	1,365,000	1,494,675
American Express Company	2.500	08-01-22	1,245,000	1,235,942
Capital One Financial Corp.	2.400	10-30-20	515,000	514,579
Capital One Financial Corp.	2.450	04-24-19	620,000	623,328
Capital One Financial Corp.	3.750	07-28-26	1,195,000	1,188,257
Capital One Financial Corp.	4.200	10-29-25	955,000	984,591
Credit Acceptance Corp.	6.125	02-15-21	590,000	600,325
Credito Real SAB de CV (E)	7.250	07-20-23	450,000	473,400
22	JOHN HANCOCK Balanced Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Consumer finance (continued)
Discover Financial Services	3.950	11-06-24	1,090,000	$1,123,394
Discover Financial Services	4.100	02-09-27	390,000	399,994
Enova International, Inc.	9.750	06-01-21	528,000	562,320
Diversified financial services 0.2%
ASP AMC Merger Sub, Inc. (E)	8.000	05-15-25	485,000	469,238
Doric Nimrod Air Alpha 2013-1 Class B Pass Through Trust (E)	6.125	11-30-21	241,470	249,439
Exela Intermediate LLC (E)	10.000	07-15-23	315,000	301,613
Leucadia National Corp.	5.500	10-18-23	945,000	1,005,593
NewStar Financial, Inc.	7.250	05-01-20	570,000	592,800
Trident Merger Sub, Inc. (E)	6.625	11-01-25	200,000	198,940
Voya Financial, Inc. (5.650% to 5-15-23, then 3 month LIBOR + 3.580%)	5.650	05-15-53	984,000	1,038,907
Insurance 0.5%
Aquarius & Investments PLC (6.375% to 9-1-19, then 5 Year U.S. Swap Rate + 5.210%)	6.375	09-01-24	785,000	829,156
AXA SA (6.379% to 12-14-36, then 3 month LIBOR + 2.256%) (E)(F)	6.379	12-14-36	140,000	161,700
Brighthouse Financial, Inc. (E)	3.700	06-22-27	1,370,000	1,348,508
CNO Financial Group, Inc.	5.250	05-30-25	945,000	1,004,063
Liberty Mutual Group, Inc. (7.800% to 3-15-37, then 3 month LIBOR +3.576%) (E)	7.800	03-07-87	1,011,000	1,281,443
MetLife, Inc.	6.400	12-15-66	660,000	761,475
MetLife, Inc. (E)	9.250	04-08-68	320,000	475,600
Nippon Life Insurance Company (5.100% to 10-16-24, then 5 Year U.S. ISDAFIX + 3.650%) (E)	5.100	10-16-44	705,000	755,231
Prudential Financial, Inc. (5.875% to 9-15-22, then 3 month LIBOR + 4.175%)	5.875	09-15-42	1,528,000	1,685,384
Teachers Insurance & Annuity Association of America (E)	4.270	05-15-47	990,000	1,023,839
The Hartford Financial Services Group, Inc. (8.125% to 6-15-18, then 3 month LIBOR + 4.603%)	8.125	06-15-68	1,265,000	1,309,275
Thrifts and mortgage finance 0.2%
Flagstar Bancorp, Inc.	6.125	07-15-21	525,000	557,049
Ladder Capital Finance Holdings LLLP (E)	5.250	03-15-22	220,000	227,700
Ladder Capital Finance Holdings LLLP (E)	5.250	10-01-25	340,000	338,725
MGIC Investment Corp.	5.750	08-15-23	202,000	222,200
Nationstar Mortgage LLC	6.500	07-01-21	645,000	654,675
Nationstar Mortgage LLC	7.875	10-01-20	330,000	337,425
Quicken Loans, Inc. (E)	5.750	05-01-25	865,000	916,900
Radian Group, Inc.	5.250	06-15-20	216,000	230,580
Radian Group, Inc.	7.000	03-15-21	319,000	362,065
Stearns Holdings LLC (E)	9.375	08-15-20	289,000	300,560
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Balanced Fund	23

	Rate (%)	Maturity date	Par value^	Value
Health care 0.8%				$14,487,346
Biotechnology 0.2%
AbbVie, Inc.	3.600	05-14-25	885,000	909,685
Shire Acquisitions Investments Ireland DAC	1.900	09-23-19	1,025,000	1,020,794
Shire Acquisitions Investments Ireland DAC	3.200	09-23-26	1,190,000	1,160,046
Health care equipment and supplies 0.1%
Becton, Dickinson and Company	2.133	06-06-19	975,000	975,298
Zimmer Biomet Holdings, Inc.	3.550	04-01-25	650,000	661,232
Health care providers and services 0.3%
Community Health Systems, Inc.	5.125	08-01-21	600,000	582,000
DaVita, Inc.	5.000	05-01-25	650,000	640,250
HCA, Inc.	5.250	04-15-25	745,000	793,425
HCA, Inc.	5.250	06-15-26	710,000	755,263
HCA, Inc.	7.500	02-15-22	645,000	732,075
MEDNAX, Inc. (E)	5.250	12-01-23	565,000	587,600
Select Medical Corp.	6.375	06-01-21	805,000	828,144
Team Health Holdings, Inc. (E)	6.375	02-01-25	130,000	119,600
Universal Health Services, Inc. (E)	4.750	08-01-22	500,000	516,250
Universal Health Services, Inc. (E)	5.000	06-01-26	733,000	777,896
Life sciences tools and services 0.0%
Quintiles IMS, Inc. (E)	4.875	05-15-23	565,000	587,600
Pharmaceuticals 0.2%
Allergan Funding SCS	3.800	03-15-25	635,000	649,925
Mylan NV	2.500	06-07-19	500,000	501,453
Mylan NV	3.950	06-15-26	955,000	953,810
Valeant Pharmaceuticals International, Inc. (E)	6.125	04-15-25	875,000	735,000
Industrials 1.7%				32,491,465
Aerospace and defense 0.2%
Huntington Ingalls Industries, Inc. (E)	5.000	12-15-21	585,000	600,356
Huntington Ingalls Industries, Inc. (E)	5.000	11-15-25	550,000	595,749
Lockheed Martin Corp.	2.900	03-01-25	751,000	750,612
Lockheed Martin Corp.	4.700	05-15-46	640,000	725,912
Textron, Inc.	7.250	10-01-19	400,000	437,122
Air freight and logistics 0.1%
XPO Logistics, Inc. (E)	6.500	06-15-22	932,000	978,768
Airlines 0.6%
Air Canada 2013-1 Class C Pass Through Trust (E)	6.625	05-15-18	330,000	337,838
American Airlines 2001-1 Class A-1 Pass Through Trust	6.977	11-23-22	282,715	298,971
American Airlines 2011-1 Class B Pass Through Trust (E)	7.000	07-31-19	533,282	539,788
American Airlines 2013-2 Class A Pass Through Trust	4.950	07-15-24	656,532	701,800
American Airlines 2015-1 Class B Pass Through Trust	3.700	11-01-24	588,911	591,120
24	JOHN HANCOCK Balanced Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Airlines (continued)
American Airlines 2016-1 Class A Pass Through Trust	4.100	07-15-29	399,536	$417,515
American Airlines 2017-1 Class A Pass Through Trust	4.000	08-15-30	640,000	668,000
American Airlines 2017-1 Class AA Pass Through Trust	3.650	08-15-30	730,000	753,725
American Airlines 2017-2 Class A Pass Through Trust	3.600	04-15-31	395,000	403,963
Azul Investments LLP (E)	5.875	10-26-24	740,000	737,410
British Airways 2013-1 Class A Pass Through Trust (E)	4.625	06-20-24	723,301	775,451
British Airways 2013-1 Class B Pass Through Trust (E)	5.625	12-20-21	219,239	228,403
Continental Airlines 2007-1 Class A Pass Through Trust	5.983	10-19-23	366,662	405,495
Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718	07-02-24	330,283	369,916
Delta Air Lines 2010-1 Class A Pass Through Trust	6.200	01-02-20	197,941	203,287
Delta Air Lines 2011-1 Class A Pass Through Trust	5.300	10-15-20	155,781	162,215
Delta Air Lines, Inc.	3.625	03-15-22	1,075,000	1,104,504
Northwest Airlines 2007-1 Class A Pass Through Trust	7.027	05-01-21	150,532	164,080
United Airlines 2014-2 Class A Pass Through Trust	3.750	03-03-28	1,013,666	1,046,610
United Airlines 2014-2 Class B Pass Through Trust	4.625	03-03-24	385,297	399,321
United Airlines 2016-1 Class A Pass Through Trust	3.450	01-07-30	760,000	773,300
United Airlines 2016-1 Class B Pass Through Trust (D)	3.650	01-07-26	355,000	354,858
US Airways 2010-1 Class A Pass Through Trust	6.250	10-22-24	220,539	246,452
US Airways 2012-1 Class A Pass Through Trust	5.900	04-01-26	457,920	515,462
Building products 0.1%
Builders FirstSource, Inc. (E)	10.750	08-15-23	380,000	432,250
Masco Corp.	4.375	04-01-26	555,000	590,137
Masco Corp.	4.450	04-01-25	550,000	587,972
Owens Corning	4.200	12-15-22	720,000	762,434
Commercial services and supplies 0.1%
LSC Communications, Inc. (E)	8.750	10-15-23	450,000	462,375
Prime Security Services Borrower LLC (E)	9.250	05-15-23	550,000	609,510
Tervita Escrow Corp. (E)	7.625	12-01-21	120,000	121,500
Construction and engineering 0.1%
AECOM	5.125	03-15-27	920,000	946,450
Tutor Perini Corp. (E)	6.875	05-01-25	200,000	215,750
Electrical equipment 0.0%
EnerSys (E)	5.000	04-30-23	200,000	209,750
Machinery 0.0%
Neovia Logistics Services LLC (E)	8.875	08-01-20	204,000	171,360
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Balanced Fund	25

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Metals and mining 0.0%
Arconic, Inc.	5.125	10-01-24	805,000	$863,951
Professional services 0.1%
Equifax, Inc.	3.250	06-01-26	225,000	212,133
Equifax, Inc.	7.000	07-01-37	190,000	232,374
IHS Markit, Ltd. (E)	4.750	02-15-25	240,000	253,800
IHS Markit, Ltd. (E)	5.000	11-01-22	380,000	408,500
Verisk Analytics, Inc.	4.000	06-15-25	1,340,000	1,403,056
Trading companies and distributors 0.4%
AerCap Global Aviation Trust (6.500% to 6-15-25, then 3 month LIBOR + 4.300%) (E)	6.500	06-15-45	730,000	795,700
AerCap Ireland Capital DAC	4.625	10-30-20	960,000	1,019,514
AerCap Ireland Capital DAC	5.000	10-01-21	855,000	924,118
Ahern Rentals, Inc. (E)	7.375	05-15-23	885,000	809,775
Air Lease Corp.	3.375	01-15-19	355,000	360,587
Aircastle, Ltd.	5.500	02-15-22	415,000	446,125
Aircastle, Ltd.	6.250	12-01-19	390,000	417,300
Aircastle, Ltd.	7.625	04-15-20	250,000	276,875
H&E Equipment Services, Inc. (E)	5.625	09-01-25	207,000	218,644
International Lease Finance Corp.	5.875	04-01-19	510,000	536,285
International Lease Finance Corp. (E)	7.125	09-01-18	235,000	244,812
United Rentals North America, Inc.	4.875	01-15-28	750,000	753,750
United Rentals North America, Inc.	5.500	07-15-25	580,000	619,875
United Rentals North America, Inc.	5.750	11-15-24	280,000	296,800
Information technology 1.2%				23,283,560
Communications equipment 0.1%
Nokia OYJ	4.375	06-12-27	330,000	330,000
Telefonaktiebolaget LM Ericsson	4.125	05-15-22	1,260,000	1,268,333
Electronic equipment, instruments and components 0.3%
CDW LLC	5.000	09-01-25	107,000	111,949
Ingram Micro, Inc.	5.450	12-15-24	845,000	863,706
Jabil, Inc.	4.700	09-15-22	1,170,000	1,240,200
Keysight Technologies, Inc.	4.600	04-06-27	580,000	619,481
Tech Data Corp.	4.950	02-15-27	1,355,000	1,422,674
Zebra Technologies Corp.	7.250	10-15-22	150,000	158,438
Internet software and services 0.1%
eBay, Inc.	2.150	06-05-20	605,000	605,350
Match Group, Inc.	6.375	06-01-24	565,000	613,731
VeriSign, Inc.	4.750	07-15-27	340,000	351,475
VeriSign, Inc.	5.250	04-01-25	565,000	614,438
IT services 0.0%
Sixsigma Networks Mexico SA de CV (E)	8.250	11-07-21	500,000	526,250
Semiconductors and semiconductor equipment 0.1%
Micron Technology, Inc.	7.500	09-15-23	545,000	603,588
26	JOHN HANCOCK Balanced Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
Semiconductors and semiconductor equipment (continued)
NXP BV (E)	4.625	06-01-23	1,315,000	$1,416,913
Software 0.4%
Activision Blizzard, Inc.	3.400	09-15-26	800,000	813,453
Activision Blizzard, Inc. (E)	6.125	09-15-23	745,000	794,108
Autodesk, Inc.	3.500	06-15-27	950,000	946,901
CA, Inc.	3.600	08-15-22	815,000	835,608
CA, Inc.	4.700	03-15-27	687,000	724,651
Electronic Arts, Inc.	4.800	03-01-26	1,290,000	1,423,748
j2 Cloud Services LLC (E)	6.000	07-15-25	272,000	286,280
Microsoft Corp.	4.450	11-03-45	1,225,000	1,388,609
Open Text Corp. (E)	5.875	06-01-26	310,000	335,963
VMware, Inc.	2.950	08-21-22	717,000	718,672
Technology hardware, storage and peripherals 0.2%
Dell International LLC (E)	6.020	06-15-26	1,790,000	1,998,171
Dell International LLC (E)	7.125	06-15-24	180,000	198,672
Hewlett Packard Enterprise Company (E)	2.100	10-04-19	1,050,000	1,048,940
NCR Corp.	5.875	12-15-21	170,000	175,738
NetApp, Inc.	2.000	09-27-19	850,000	847,520
Materials 0.6%				12,401,179
Chemicals 0.3%
Braskem Finance, Ltd. (E)	7.000	05-07-20	550,000	605,000
Braskem Netherlands Finance BV (E)	4.500	01-10-28	785,000	780,604
Cydsa SAB de CV (E)	6.250	10-04-27	565,000	560,056
Mexichem SAB de CV (E)	4.000	10-04-27	380,000	380,874
NOVA Chemicals Corp. (E)	5.000	05-01-25	820,000	830,250
Platform Specialty Products Corp. (E)	6.500	02-01-22	1,180,000	1,222,775
Rain CII Carbon LLC (E)	8.250	01-15-21	411,000	423,844
The Chemours Company	6.625	05-15-23	954,000	1,011,240
The Sherwin-Williams Company	2.250	05-15-20	750,000	751,626
Construction materials 0.0%
Cemex SAB de CV (E)	6.125	05-05-25	580,000	618,570
U.S. Concrete, Inc.	6.375	06-01-24	300,000	322,500
Containers and packaging 0.1%
Ardagh Packaging Finance PLC (E)	6.000	02-15-25	485,000	514,706
Cascades, Inc. (E)	5.500	07-15-22	496,000	510,880
Klabin Finance SA (E)	4.875	09-19-27	240,000	238,200
Metals and mining 0.2%
Anglo American Capital PLC (E)	4.750	04-10-27	625,000	660,640
Commercial Metals Company	5.375	07-15-27	190,000	196,175
First Quantum Minerals, Ltd. (E)	7.500	04-01-25	350,000	370,563
Novelis Corp. (E)	5.875	09-30-26	155,000	159,746
Vale Overseas, Ltd.	6.250	08-10-26	538,000	619,787
Vedanta Resources PLC (E)	6.125	08-09-24	450,000	459,113
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Balanced Fund	27

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Metals and mining (continued)
Vedanta Resources PLC (E)	6.375	07-30-22	535,000	$559,717
Paper and forest products 0.0%
Norbord, Inc. (E)	6.250	04-15-23	550,000	604,313
Real estate 0.6%				10,837,455
Equity real estate investment trusts 0.6%
American Tower Corp.	3.400	02-15-19	635,000	645,813
American Tower Corp.	3.550	07-15-27	1,340,000	1,333,763
American Tower Corp.	4.700	03-15-22	550,000	593,232
Crown Castle Towers LLC (E)	4.883	08-15-40	720,000	760,156
Crown Castle Towers LLC (E)	6.113	01-15-40	810,000	861,720
Equinix, Inc.	5.375	05-15-27	463,000	495,989
Iron Mountain, Inc. (E)	4.875	09-15-27	375,000	381,563
Iron Mountain, Inc.	5.750	08-15-24	745,000	763,625
Iron Mountain, Inc.	6.000	08-15-23	1,015,000	1,068,288
Omega Healthcare Investors, Inc.	4.500	01-15-25	580,000	587,683
Omega Healthcare Investors, Inc.	4.950	04-01-24	715,000	754,862
Omega Healthcare Investors, Inc.	5.250	01-15-26	540,000	568,679
Ventas Realty LP	3.500	02-01-25	1,070,000	1,074,780
VEREIT Operating Partnership LP	4.600	02-06-24	900,000	947,302
Telecommunication services 1.0%				18,381,517
Diversified telecommunication services 0.7%
AT&T, Inc.	3.900	08-14-27	1,060,000	1,055,156
AT&T, Inc.	4.750	05-15-46	575,000	541,716
AT&T, Inc.	5.450	03-01-47	1,715,000	1,789,916
Cincinnati Bell, Inc. (E)	7.000	07-15-24	525,000	523,688
CSC Holdings LLC (E)	5.500	04-15-27	360,000	370,800
GCI, Inc.	6.875	04-15-25	570,000	617,025
Liquid Telecommunications Financing PLC (E)	8.500	07-13-22	495,000	527,278
Radiate Holdco LLC (E)	6.625	02-15-25	630,000	618,975
Sprint Spectrum Company LLC (E)	3.360	03-20-23	615,000	623,918
Telecom Italia Capital SA	7.200	07-18-36	765,000	947,835
UPC Holding BV (E)	5.500	01-15-28	420,000	417,900
Verizon Communications, Inc.	4.400	11-01-34	630,000	633,812
Verizon Communications, Inc.	4.672	03-15-55	637,000	604,883
Verizon Communications, Inc.	4.862	08-21-46	1,735,000	1,749,439
Verizon Communications, Inc.	5.012	08-21-54	555,000	553,693
West Corp. (E)	8.500	10-15-25	285,000	278,766
Wind Acquisition Finance SA (E)	7.375	04-23-21	410,000	425,908
Windstream Services LLC	7.750	10-15-20	522,000	467,190
Zayo Group LLC (E)	5.750	01-15-27	290,000	305,588
Wireless telecommunication services 0.3%
C&W Senior Financing Designated Activity Company (E)	6.875	09-15-27	625,000	653,125
28	JOHN HANCOCK Balanced Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Telecommunication services (continued)
Wireless telecommunication services (continued)
CC Holdings GS V LLC	3.849	04-15-23	695,000	$721,804
Comcel Trust via Comunicaciones Celulares SA (E)	6.875	02-06-24	285,000	300,675
Digicel Group, Ltd. (E)	8.250	09-30-20	595,000	588,306
Digicel, Ltd. (E)	6.750	03-01-23	640,000	632,800
Millicom International Cellular SA (E)	5.125	01-15-28	200,000	201,000
MTN Mauritius Investments, Ltd. (E)	4.755	11-11-24	630,000	622,913
SBA Tower Trust (E)	3.598	04-09-43	315,000	314,999
Sprint Capital Corp.	6.875	11-15-28	685,000	730,809
T-Mobile USA, Inc.	6.125	01-15-22	540,000	561,600
Utilities 0.8%				15,645,935
Electric utilities 0.5%
Abengoa Transmision Sur SA (E)	6.875	04-30-43	523,005	575,959
Broadcom Corp. (E)	2.375	01-15-20	1,130,000	1,136,400
Broadcom Corp. (E)	3.875	01-15-27	1,357,000	1,396,019
Electricite de France SA (E)	3.625	10-13-25	550,000	566,187
Electricite de France SA (5.250% to 1-29-23, then 10 Year U.S. Swap Rate + 3.709%) (E)(F)	5.250	01-29-23	605,000	629,956
Emera US Finance LP	3.550	06-15-26	420,000	423,961
Empresa Electrica Angamos SA (E)	4.875	05-25-29	540,000	541,685
Israel Electric Corp., Ltd. (E)	5.625	06-21-18	345,000	351,935
Israel Electric Corp., Ltd. (E)	7.250	01-15-19	500,000	528,707
NextEra Energy Capital Holdings, Inc.	2.300	04-01-19	565,000	566,756
NextEra Energy Capital Holdings, Inc.	3.550	05-01-27	1,235,000	1,274,405
Southern California Edison Company (6.250% to 2-1-22, then 3 month LIBOR + 4.199%) (F)	6.250	02-01-22	450,000	507,938
Southern Power Company	1.950	12-15-19	585,000	582,176
Gas utilities 0.0%
AmeriGas Partners LP	5.500	05-20-25	680,000	695,300
Independent power and renewable electricity producers 0.2%
Greenko Dutch BV (E)	4.875	07-24-22	740,000	753,009
Greenko Dutch BV (E)	5.250	07-24-24	375,000	381,094
IPALCO Enterprises, Inc. (E)	3.700	09-01-24	133,000	133,329
NextEra Energy Operating Partners LP (E)	4.500	09-15-27	255,000	256,594
NRG Energy, Inc.	6.250	05-01-24	1,000,000	1,060,000
NRG Energy, Inc.	6.625	01-15-27	670,000	713,550
NRG Yield Operating LLC	5.375	08-15-24	1,410,000	1,469,925
Multi-utilities 0.1%
CenterPoint Energy, Inc.	2.500	09-01-22	535,000	533,079

Dominion Energy, Inc.	2.579	07-01-20	565,000	567,971
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Balanced Fund	29

	Rate (%)	Maturity date	Par value^	Value

Convertible bonds 0.0%				$630,000
(Cost $624,468)
Utilities 0.0%				630,000
Independent power and renewable electricity producers 0.0%

NRG Yield, Inc. (E)	3.250	06-01-20	630,000	630,000
Capital preferred securities 0.1%				$1,208,002
(Cost $1,125,585)
Financials 0.1%				1,208,002
Banks 0.0%
BAC Capital Trust XIV, Series G (Greater of 3 month LIBOR + 0.400% or 4.000%) (C)(F)	4.000	11-17-17	539,000	482,405
Capital markets 0.1%

State Street Corp. (3 month LIBOR + 1.000%) (C)	2.320	06-01-77	795,000	725,597
Term loans (G) 0.0%				$219,583
(Cost $216,498)
Financials 0.0%				219,583
Capital markets 0.0%

LSF9 Atlantis Holdings LLC (1 month LIBOR + 6.000%)	7.235	05-01-23	218,625	219,583
Collateralized mortgage obligations 2.9%				$56,215,836
(Cost $55,676,365)
Commercial and residential 2.5%				49,344,826
Adjustable Rate Mortgage Trust Series 2005-4, Class 7A12 (1 month LIBOR + 0.580%) (C)	1.818	08-25-35	56,968	57,090
American Home Mortgage Investment Trust
Series 2005-1, Class 1A1 (1 month LIBOR + 0.440%) (C)	1.677	06-25-45	295,492	290,899
Series 2005-1, Class AHM (6 month LIBOR + 2.000%) (C)	3.491	06-25-45	111,086	111,009
AOA Mortgage Trust Series 2015-1177, Class C (C)(E)	3.010	12-13-29	575,000	574,405
BAMLL Commercial Mortgage Securities Trust
Series 2013-DSNY, Class E (1 month LIBOR + 2.600%) (C)(E)	3.839	09-15-26	360,000	360,216
Series 2015-200P, Class F (C)(E)	3.596	04-14-33	490,000	475,096
BBCMS Trust
Series 2015-MSQ, Class D (C)(E)	3.990	09-15-32	600,000	599,547
Series 2015-SRCH, Class D (C)(E)	4.957	08-10-35	840,000	889,482
Bear Stearns Adjustable Rate Mortgage Trust
Series 2005-2, Class A1 (1 Year CMT + 2.450%) (C)	3.260	03-25-35	246,178	248,591
Series 2005-5, Class A2 (1 Year CMT + 2.150%) (C)	2.820	08-25-35	174,332	173,613
Bear Stearns ALT-A Trust
Series 2004-12, Class 1A1 (1 month LIBOR + 0.700%) (C)	1.938	01-25-35	238,467	238,518
30	JOHN HANCOCK Balanced Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2005-5, Class 1A4 (1 month LIBOR + 0.560%) (C)	1.798	07-25-35	195,351	$192,747
Series 2005-7, Class 11A1 (1 month LIBOR + 0.540%) (C)	1.778	08-25-35	327,708	321,779
Bear Stearns Asset Backed Securities Trust Series 2004-AC5, Class A1	5.750	10-25-34	248,151	247,640
BHMS Mortgage Trust Series 2014-ATLS, Class DFL (1 month LIBOR + 3.000%) (C)(E)	4.238	07-05-33	470,000	473,446
BWAY Mortgage Trust
Series 2013-1515, Class F (C)(E)	3.927	03-10-33	615,000	606,208
Series 2015-1740, Class D (C)(E)	3.787	01-10-35	445,000	439,568
Series 2015-1740, Class XA IO (E)	0.896	01-10-35	7,015,000	260,438
BXHTL Mortgage Trust
Series 2015-JWRZ, Class DR2 (1 month LIBOR + 3.689%) (C)(E)	4.928	05-15-29	400,000	406,258
Series 2015-JWRZ, Class GL2 (1 month LIBOR + 3.688%) (C)(E)	4.927	05-15-29	695,000	703,586
BXP Trust Series 2017-GM, Class D (C)(E)	3.425	06-13-39	865,000	828,974
CD Commercial Mortgage Trust Series 2017-CD3, Class C (C)	4.563	02-10-50	718,000	756,870
CGBAM Commercial Mortgage Trust Series 2015-SMRT, Class F (C)(E)	3.786	04-10-28	400,000	396,856
CGDB Commercial Mortgage Trust Series 2017-BIO, Class E (1 month LIBOR + 2.500%) (C)(E)	3.727	05-15-30	190,000	190,358
CGDBB Commercial Mortgage Trust Series 2017-BIOC, Class E (1 month LIBOR + 2.150%) (C)(E)	3.389	07-15-28	625,000	624,999
CGGS Commercial Mortgage Trust Series 2016-RNDA, Class DFX (E)	4.387	02-10-33	880,820	885,980
Citigroup Commercial Mortgage Trust Series 2017-1500, Class E (1 month LIBOR + 2.500%) (C)(E)	3.737	07-15-32	260,000	260,000
CLNS Trust Series 2017-IKPR, Class C (1 month LIBOR + 1.100%) (C)(E)	2.337	06-11-32	370,000	369,998
Cold Storage Trust Series 2017-ICE3, Class D (1 month LIBOR + 2.100%) (C)(E)	3.334	04-15-36	835,000	839,705
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG)
Series 2012-CR2 Class XA IO	1.676	08-15-45	4,042,488	261,947
Series 2012-CR3 Class XA IO	2.000	10-15-45	5,804,481	445,414
Series 2013-CR6, Class XA IO	1.340	03-10-46	5,578,315	181,383
Series 2013-CR8, Class XA IO	0.631	06-10-46	9,897,386	195,145
Series 2014-CR15, Class XA IO	1.262	02-10-47	8,124,679	323,192
Series 2014-CR16, Class C (C)	4.901	04-10-47	630,000	641,988
Series 2015-CR27, Class B (C)	4.361	10-10-48	377,000	397,297
Commercial Mortgage Trust (Deutsche Bank AG)
Series 2013-300P, Class D (C)(E)	4.394	08-10-30	1,095,000	1,149,317
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Balanced Fund	31

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2013-CR11, Class B (C)	5.160	08-10-50	900,000	$977,189
Series 2013-CR13, Class C (C)	4.746	11-12-46	375,000	392,159
Series 2013-LC13, Class B (C)(E)	5.009	08-10-46	505,000	546,081
Series 2014-FL4, Class D (1 month LIBOR + 2.450%) (C)(E)	3.689	07-13-31	645,000	641,336
Series 2014-TWC, Class D (1 month LIBOR + 2.250%) (C)(E)	2.250	02-13-32	605,000	607,472
Commercial Mortgage Trust (Deutsche Bank AG/Morgan Stanley) Series 2014-PAT, Class D (1 month LIBOR + 2.150%) (C)(E)	3.385	08-13-27	635,000	635,799
Core Industrial Trust Series 2015-CALW, Class F (C)(E)	3.850	02-10-34	560,000	559,365
DBJPM Mortgage Trust Series 2017-C6, Class C (C)	4.174	06-10-50	635,000	647,702
Deutsche Bank Commercial Mortgage Trust Series 2016-C3, Class C (C)	3.494	09-10-49	266,000	257,763
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust Series 2004-4, Class 2AR1 (1 month LIBOR + 0.540%) (C)	1.778	06-25-34	110,432	108,999
GAHR Commercial Mortgage Trust
Series 2015-NRF, Class DFX (C)(E)	3.382	12-15-34	860,000	865,947
Series 2015-NRF, Class EFX (C)(E)	3.382	12-15-34	295,000	295,004
GMAC Mortgage Loan Trust Series 2004-AR2, Class 3A (C)	4.089	08-19-34	112,582	108,954
GS Mortgage Securities Trust
Series 2012-GC17, Class XA IO	2.231	05-10-45	6,652,702	430,317
Series 2014-NEW, Class C (E)	3.790	01-10-31	340,000	339,715
Series 2015-590M, Class C (C)(E)	3.805	10-10-35	320,000	321,252
Series 2016-RENT, Class D (C)(E)	4.067	02-10-29	915,000	933,540
Series 2017-485L, Class C (C)(E)	3.982	02-10-37	535,000	552,492
Series 2017-500K, Class F (1 month LIBOR + 1.800%) (C)(E)	3.039	07-15-32	215,000	215,324
Series 2017-500K, Class G (1 month LIBOR + 2.500%) (C)(E)	3.739	07-15-32	120,000	120,036
Series 2017-GS5, Class C (C)	4.299	03-10-50	435,000	442,732
Series 2017-GS6, Class C (C)	4.322	05-10-50	350,000	360,309
HarborView Mortgage Loan Trust Series 2005-9, Class 2A1C (1 month LIBOR + 0.450%) (C)	1.689	06-20-35	348,198	345,912
HILT Mortgage Trust Series 2014-ORL, Class D (1 month LIBOR + 2.150%) (C)(E)	3.389	07-15-29	460,000	454,252
Hilton USA Trust Series 2016-HHV, Class D (C)(E)	4.194	11-05-38	510,000	503,561
Hudsons Bay Simon JV Trust Series 2015-HBFL, Class DFL (1 month LIBOR + 3.650%) (C)(E)	4.888	08-05-34	355,000	354,771
32	JOHN HANCOCK Balanced Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Impac Secured Assets Corp. Series 2004-4, Class M2 (1 month LIBOR + 0.810%) (C)	2.048	02-25-35	340,000	$339,773
IMT Trust Series 2017-APTS, Class CFX (C)(E)	3.497	06-15-34	400,000	395,839
IndyMac Index Mortgage Loan Trust
Series 2005-AR12, Class AX2 IO	1.836	07-25-35	9,556,054	575,619
Series 2005-AR8, Class AX2 IO	1.566	05-25-35	12,120,070	460,563
JPMBB Commercial Mortgage Securities Trust Series 2014-C19, Class C (C)	4.665	04-15-47	715,000	738,155
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2012-C14, Class XA IO (E)	1.431	07-05-32	6,493,127	380,069
Series 2014-FL5, Class C (1 month LIBOR + 2.100%) (C)(E)	3.339	07-15-31	815,000	808,502
Series 2014-PHH, Class C (1 month LIBOR + 2.350%) (C)(E)	3.589	08-15-27	710,000	710,000
Series 2015-MAR7, Class C (E)	4.490	06-05-32	570,000	583,060
Series 2015-SGP, Class B (1 month LIBOR + 2.750%) (C)(E)	3.989	07-15-36	500,000	503,133
Series 2016-JP3, Class C (C)	3.481	08-15-49	362,000	349,693
MAD Mortgage Trust Series 2017-330M, Class D (C)(E)	3.976	08-15-34	575,000	578,745
MASTR Adjustable Rate Mortgages Trust Series 2004-11, Class M2 (1 month LIBOR + 1.100%) (C)	2.338	11-25-34	333,697	338,922
MASTR Alternative Loan Trust Series 2005-2, Class 4A3 (1 month LIBOR + 0.400%) (C)	1.638	03-25-35	273,198	262,662
Merrill Lynch Mortgage Investors Trust Series 2005-2, Class 1A (6 month LIBOR + 1.250%) (C)	2.665	10-25-35	331,855	332,291
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C7, Class C (C)	4.143	02-15-46	40,000	39,567
Series 2014-C18, Class 300D	5.279	08-15-31	310,000	323,931
Morgan Stanley Capital I Trust
Series 2014-150E, Class D (C)(E)	4.295	09-09-32	1,315,000	1,360,118
Series 2015, Class XLF1 C (1 month LIBOR + 2.200%) (C)(E)	3.439	08-14-31	570,000	572,481
Morgan Stanley Mortgage Loan Trust Series 2004-6AR, Class 2A2 (C)	3.760	08-25-34	213,077	212,273
MortgageIT Trust Series 2005-2, Class 1A2 (1 month LIBOR + 0.660%) (C)	1.898	05-25-35	126,720	125,641
MSCG Trust Series 2016-SNR, Class D (E)	6.550	11-15-34	750,000	757,380
MSDB Trust Series 2017-712F, Class C (C)(E)	3.628	07-11-39	140,000	141,680
MSSG Trust
Series 2017-237P, Class D (E)	3.864	09-13-39	300,000	291,864
Series 2017-237P, Class E (E)	3.864	09-13-39	455,000	412,722
Olympic Tower Mortgage Trust Series 2017-OT, Class D (C)(E)	3.945	05-10-39	655,000	652,544
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Balanced Fund	33

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
One Market Plaza Trust Series 2017-1MKT, Class D (E)	4.146	02-10-32	455,000	$463,570
Opteum Mortgage Acceptance Corp. Asset Backed Pass Through Certificates
Series 2005-2, Class M2 (1 month LIBOR + 6.750%) (C)	1.913	04-25-35	370,000	369,809
Series 2005-3, Class APT (1 month LIBOR + 0.290%) (C)	1.528	07-25-35	182,076	181,537
Thornburg Mortgage Securities Trust Series 2004-1, Class II2A (C)	2.155	03-25-44	164,750	161,403
TMSQ Mortgage Trust Series 2011-1500, Class D (C)(E)	3.835	10-10-36	530,000	515,576
UBS-Barclays Commercial Mortgage Trust Series 2012-C2, Class XA IO (E)	1.373	05-10-63	5,699,759	284,284
VNDO Mortgage Trust Series 2013-PENN, Class D (C)(E)	3.947	12-13-29	844,000	863,467
VNDO Trust Series 2016-350P, Class D (C)(E)	3.903	01-10-35	745,000	731,204
WaMu Mortgage Pass Through Certificates
Series 2005-AR19, Class A1A2 (1 month LIBOR + 0.290%) (C)	1.528	12-25-45	270,362	264,756
Series 2005-AR2, Class 2A1B (1 month LIBOR + 0.370%) (C)	1.608	01-25-45	186,303	180,364
Series 2005-AR2, Class 2A3 (1 month LIBOR + 0.350%) (C)	1.588	01-25-45	170,440	168,216
Series 2005-AR8, Class 2AB2 (1 month LIBOR + 0.420%) (C)	1.658	07-25-45	330,507	322,212
Wells Fargo Commercial Mortgage Trust
Series 2013-120B, Class C (C)(E)	2.710	03-18-28	1,050,000	1,047,876
Series 2013-BTC, Class E (C)(E)	3.550	04-16-35	600,000	577,490
Series 2015-LC22, Class B (C)	4.541	09-15-58	688,000	735,397
Series 2017-RB1, Class C (C)	4.311	03-15-50	500,000	510,920
WFCG Commercial Mortgage Trust Series 2015-BXRP, Class D (1 month LIBOR + 2.571%) (C)(E)	3.810	11-15-29	120,514	120,514
WF-RBS Commercial Mortgage Trust
Series 2012-C9, Class B XA IO (E)	1.995	11-15-45	5,559,383	407,120
Series 2013-C16, Class B (C)	4.980	09-15-46	290,000	314,329
Worldwide Plaza Trust Series 2017-WWP, Class D (C)(E)	3.596	11-10-36	450,000	440,013
U.S. Government Agency 0.4%				6,871,010
Federal Home Loan Mortgage Corp.
Series 2015-DNA1, Class M2 (1 month LIBOR + 1.850%) (C)	3.088	10-25-27	415,000	424,593
Series 2016-DNA3, Class M2 (1 month LIBOR + 2.000%) (C)	3.238	12-25-28	200,000	204,134
Series 2016-HQA2, Class M2 (1 month LIBOR + 2.250%) (C)	3.488	11-25-28	250,000	257,168
Series K005, Class AX IO	1.353	11-25-19	5,277,327	129,390
Series K017, Class X1 IO	1.353	12-25-21	5,371,040	246,273
Series K021, Class X1 IO	1.468	06-25-22	303,153	16,974
34	JOHN HANCOCK Balanced Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series K022, Class X1 IO	1.255	07-25-22	11,019,217	$527,330
Series K709, Class X1 IO	1.508	03-25-19	2,964,580	47,416
Series K710, Class X1 IO	1.735	05-25-19	7,300,578	147,060
Series K711, Class X1 IO	1.684	07-25-19	7,914,733	163,313
Government National Mortgage Association
Series 2012-114, Class IO	0.809	01-16-53	2,740,113	141,338
Series 2016-142, Class IO	0.998	09-16-58	2,961,583	240,808
Series 2016-162, Class IO	0.996	09-16-58	5,101,452	408,758
Series 2016-174, Class IO	0.899	11-16-56	4,991,285	397,572
Series 2016-87, Class IO	1.007	08-16-58	4,078,598	301,224
Series 2017-109, Class IO	0.612	04-16-57	6,227,022	385,857
Series 2017-124, Class IO	0.705	01-16-59	7,594,353	542,952
Series 2017-140, Class IO	0.609	02-16-59	4,369,658	308,891
Series 2017-20, Class IO	0.749	12-16-58	7,222,030	488,263
Series 2017-22, Class IO	1.047	12-16-57	3,295,547	308,310
Series 2017-3, Class IO	0.907	09-16-58	5,927,074	447,645
Series 2017-46, Class IO	0.619	11-16-57	7,092,347	463,691

Series 2017-61, Class IO	0.766	05-16-59	3,273,411	272,050
Asset backed securities 4.0%				$76,590,513
(Cost $75,902,747)
Asset backed securities 4.0%				76,590,513
ACE Securities Corp. Home Equity Loan Trust Series 2005-HE3, Class M2 (1 month LIBOR + 0.675%) (C)	1.913	05-25-35	253,118	253,836
Aegis Asset Backed Securities Trust Series 2005-4, Class M1 (1 month LIBOR + 0.450%) (C)	1.688	10-25-35	1,000,000	997,879
Ally Auto Receivables Trust
Series 2017-3, Class A3	1.740	09-15-21	1,150,000	1,146,948
Series 2017-4, Class A4	1.960	07-15-22	725,000	721,157
American Express Credit Account Master Trust Series 2017-1, Class A	1.930	09-15-22	2,175,000	2,173,810
Ameriquest Mortgage Securities, Inc. Series 2005-R3, Class M2 (1 month LIBOR + 0.470%) (C)	1.708	05-25-35	496,873	495,789
Applebee's Funding LLC Series 2014-1, Class A2 (E)	4.277	09-05-44	1,325,000	1,305,191
Arby's Funding LLC Series 2015-1A, Class A2 (E)	4.969	10-30-45	1,210,300	1,239,977
Argent Securities, Inc.
Series 2003-W10, Class M1 (1 month LIBOR + 1.080%) (C)	2.318	01-25-34	215,024	210,339
Series 2004-W6, Class M1 (1 month LIBOR + 0.825%) (C)	2.063	05-25-34	103,997	103,699
BA Credit Card Trust Series 2017-A1, Class A1	1.950	08-15-22	2,830,000	2,831,124
BMW Vehicle Owner Trust Series 2016-A, Class A4	1.370	12-27-22	405,000	399,379
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Balanced Fund	35

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Cabela's Credit Card Master Note Trust Series 2016-1, Class A1	1.780	06-15-22	2,182,500	$2,176,271
California Republic Auto Receivables Trust
Series 2015-2, Class A4	1.750	01-15-21	950,000	949,285
Series 2016-2, Class A4	1.830	12-15-21	1,155,000	1,150,681
Capital One Multi-Asset Execution Trust
Series 2016-A3, Class A3	1.340	04-15-22	1,620,000	1,607,330
Series 2017-A1, Class A1	2.000	01-17-23	2,410,000	2,413,749
CarMax Auto Owner Trust
Series 2015-2, Class A4	1.800	03-15-21	335,000	335,008
Series 2016-1, Class A4	1.880	06-15-21	330,000	328,899
Series 2016-2, Class A4	1.680	09-15-21	410,000	406,565
Chase Issuance Trust Series 2016-A5, Class A5	1.270	07-15-21	3,340,000	3,316,808
Chrysler Capital Auto Receivables Trust Series 2016-BA, Class A4 (E)	1.870	02-15-22	525,000	520,918
Citibank Credit Card Issuance Trust Series 2016-A1, Class A1	1.750	11-19-21	2,410,000	2,402,043
CKE Restaurant Holdings, Inc. Series 2013-1A, Class A2 (E)	4.474	03-20-43	969,904	976,903
CNH Equipment Trust Series 2016-B, Class A3	1.630	08-15-21	370,000	369,165
Coinstar Funding LLC Series 2017-1A, Class A2 (E)	5.216	04-25-47	895,500	930,510
Countrywide Asset-Backed Certificates Trust Series 2004-10, Class AF5B	4.845	02-25-35	265,709	265,146
Credit-Based Asset Servicing and Securitization LLC Series 2005-CB4, Class M1 (1 month LIBOR + 0.420%) (C)	1.658	07-25-35	134,400	134,505
CSMC Trust Series 2006-CF2, Class M1 (1 month LIBOR + 0.470%) (C)(E)	1.708	05-25-36	166,561	166,385
DB Master Finance LLC
Series 2015-1A, Class A2II (E)	3.980	02-20-45	1,243,125	1,271,095
Series 2017-1A, Class A2I (E)	3.629	11-20-47	260,000	262,054
Series 2017-1A, Class A2II (E)	4.030	11-20-47	310,000	312,217
Discover Card Execution Note Trust Series 2017-A6, Class A6	1.880	02-15-23	2,800,000	2,789,481
Domino's Pizza Master Issuer LLC Series 2017-1A, Class A23 (E)	4.118	07-25-47	1,356,600	1,394,178
Driven Brands Funding LLC Series 2015-1A, Class A2 (E)	5.216	07-20-45	1,308,300	1,353,829
EquiFirst Mortgage Loan Trust Series 2004-3, Class M3 (1 month LIBOR + 0.975%) (C)	2.213	12-25-34	419,953	419,397
FOCUS Brands Funding LLC Series 2017-1A, Class A2I (E)	3.857	04-30-47	313,425	316,026
Ford Credit Auto Owner Trust
Series 2014-1, Class B (E)	2.410	11-15-25	320,000	320,044
Series 2016-B, Class A4	1.520	08-15-21	380,000	377,312
36	JOHN HANCOCK Balanced Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Series 2016-C, Class A4	1.400	02-15-22	685,000	$675,292
Series 2017-B, Class A4	1.870	09-15-22	295,000	293,159
Ford Credit Floorplan Master Owner Trust Series 2017-2, Class A1	2.160	09-15-22	1,185,000	1,186,739
GM Financial Consumer Automobile Receivables Trust Series 2017-2A, Class A3 (E)	1.860	12-16-21	1,060,000	1,058,128
GSAA Home Equity Trust Series 2005-11, Class 3A1 (1 month LIBOR + 0.270%) (C)	1.508	10-25-35	129,795	128,757
GSAA Trust Series 2005-10, Class M3 (1 month LIBOR + 0.550%) (C)	1.788	06-25-35	165,495	164,535
Hertz Vehicle Financing II LP Series 2016-3A, Class A (E)	2.270	07-25-20	540,000	538,215
Hilton Grand Vacations Trust Series 2017-AA, Class A (E)	2.660	12-26-28	714,895	713,949
Home Equity Asset Trust
Series 2005-1, Class M4 (1 month LIBOR + 1.020%) (C)	2.258	05-25-35	230,140	231,778
Series 2005-3, Class M4 (1 month LIBOR + 0.640%) (C)	1.878	08-25-35	400,000	403,874
Honda Auto Receivables Owner Trust
Series 2016-2, Class A4	1.620	08-15-22	1,325,000	1,318,528
Series 2016-4, Class A4	1.360	01-18-23	930,000	918,342
Series 2017-1, Class A3	1.720	07-21-21	1,230,000	1,227,763
Series 2017-2, Class A4	1.870	09-15-23	320,000	318,556
Series 2017-3, Class A4	1.980	11-20-23	380,000	379,541
Huntington Auto Trust Series 2016-1, Class A4	1.930	04-15-22	1,395,000	1,392,218
Hyundai Auto Receivables Trust Series 2017-A, Class A3	1.760	08-16-21	1,185,000	1,182,675
Merrill Lynch Mortgage Investors Trust
Series 2004-OPT1, Class A1A (1 month LIBOR + 0.520%) (C)	1.758	06-25-35	360,137	349,369
Series 2005-WMC1, Class M1 (1 month LIBOR + 0.750%) (C)	1.988	09-25-35	365,403	354,545
MVW Owner Trust
Series 2014-1A, Class A (E)	2.250	09-22-31	104,658	103,667
Series 2015-1A, Class A (E)	2.520	12-20-32	203,166	203,164
Nationstar Home Equity Loan Trust Series 2006-B, Class AV4 (1 month LIBOR + 0.280%) (C)	1.518	09-25-36	455,869	453,222
New Century Home Equity Loan Trust Series 2005-2, Class M2 (1 month LIBOR + 0.675%) (C)	1.913	06-25-35	889,771	890,152
Nissan Auto Receivables Owner Trust
Series 2016-B, Class A4	1.540	10-17-22	500,000	495,061
Series 2017-A, Class A3	1.740	08-16-21	740,000	738,020
Series 2017-B, Class A4	1.950	10-16-23	835,000	831,577
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Balanced Fund	37

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
RAAC Series Trust Series 2006-SP4, Class M1 (1 month LIBOR + 0.340%) (C)	1.578	11-25-36	365,000	$358,211
Renaissance Home Equity Loan Trust Series 2005-2, Class AF4	4.934	08-25-35	583,487	594,430
Saxon Asset Securities Trust Series 2006-2, Class A3C (1 month LIBOR + 0.150%) (C)	1.388	09-25-36	473,168	470,615
Sierra Timeshare Receivables Funding LLC Series 2014-2A, Class A (C)(E)	2.050	06-20-31	168,903	168,580
SoFi Professional Loan Program LLC Series 2017-E, Class A2A (E)	1.860	11-26-40	645,000	643,809
Sonic Capital LLC Series 2016-1A, Class A2 (E)	4.472	05-20-46	397,667	399,655
Soundview Home Loan Trust Series 2005-CTX1, Class M2 (1 month LIBOR + 0.440%) (C)	1.678	11-25-35	341,486	341,378
Structured Asset Investment Loan Trust
Series 2005-1, Class M2 (1 month LIBOR + 0.720%) (C)(E)	1.958	02-25-35	450,545	449,493
Series 2005-2, Class M2 (1 month LIBOR + 0.735%) (C)	1.973	03-25-35	678,566	679,621
Structured Asset Securities Corp. Mortgage Loan Trust Series 2005-2XS, Class 2A2 (1 month LIBOR + 1.500%) (C)	2.735	02-25-35	197,871	194,720
Structured Asset Securities Corp. Trust Series 2005-AR1, Class M1 (1 month LIBOR + 0.430%) (C)	1.668	09-25-35	334,506	335,109
SunTrust Auto Receivables Trust Series 2015-1A, Class A4 (E)	1.780	01-15-21	690,000	689,391
Synchrony Credit Card Master Note Trust Series 2016-1, Class A	2.040	03-15-22	550,000	551,456
Taco Bell Funding LLC Series 2016-1A, Class A2I (E)	3.832	05-25-46	811,800	826,859
TAL Advantage V LLC Series 2014-1A, Class A (E)	3.510	02-22-39	297,667	298,002
Towd Point Mortgage Trust
Series 2015-1, Class A5 (C)(E)	3.514	10-25-53	280,000	288,770
Series 2015-2, Class 1M2 (C)(E)	3.461	11-25-60	815,000	846,238
Series 2016-5, Class A1 (C)(E)	2.500	10-25-56	839,538	837,429
Series 2017-1, Class A1 (C)(E)	2.750	10-25-56	461,331	462,872
Series 2017-2, Class A1 (C)(E)	2.750	04-25-57	328,242	329,894
Toyota Auto Receivables Owner Trust
Series 2016-B, Class A4	1.520	08-16-21	425,000	422,145
Series 2016-C, Class A4	1.320	11-15-21	330,000	326,087
Series 2017-A, Class A3	1.730	02-16-21	1,150,000	1,148,472
Series 2017-B, Class A3	1.760	07-15-21	1,510,000	1,506,444
Series 2017-C, Class A4	1.980	12-15-22	790,000	787,138
VSE VOI Mortgage LLC Series 2017-A, Class A (E)	2.330	03-20-35	692,229	686,764
38	JOHN HANCOCK Balanced Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Wendys Funding LLC Series 2015-1A, Class A2I (E)	3.371	06-15-45	2,254,000	$2,269,778
Westgate Resorts LLC
Series 2014-1A, Class A (E)	2.150	12-20-26	614,221	612,226
Series 2014-1A, Class B (E)	3.250	12-20-26	264,115	264,514
Series 2015-1A, Class A (E)	2.750	05-20-27	221,294	221,644
Series 2015-2A, Class B (E)	4.000	07-20-28	454,614	457,056
Series 2016-1A, Class A (E)	3.500	12-20-28	369,820	372,504
Series 2017-1A, Class A (E)	3.050	12-20-30	520,286	520,846
World Omni Auto Receivables Trust
Series 2016-A, Class A3	1.770	09-15-21	1,150,000	1,148,967
Series 2017-B, Class A3	1.950	02-15-23	385,000	383,638

	Yield (%)	Shares	Value
Securities lending collateral 0.7%			$13,286,364
(Cost $13,286,501)
John Hancock Collateral Trust (H)	1.1946(I)	1,327,893	13,286,364

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 2.0%				$38,474,000
(Cost $38,474,000)
U.S. Government Agency 1.5%				29,827,000
Federal Agricultural Mortgage Corp. Discount Note	0.850	11-01-17	1,757,000	1,757,000
Federal Home Loan Bank Discount Note	0.500	11-01-17	5,435,000	5,435,000
Federal Home Loan Bank Discount Note	0.700	11-01-17	12,254,000	12,254,000
Federal Home Loan Bank Discount Note	0.850	11-01-17	10,381,000	10,381,000

	Par value^	Value
Repurchase agreement 0.5%		8,647,000
Barclays Tri-Party Repurchase Agreement dated 10-31-17 at 1.040% to be repurchased at $8,232,238 on 11-1-17, collateralized by $7,545,200 U.S. Treasury Bonds, 3.375% due 5-15-44 (valued at $8,396,897, including interest)	8,232,000	8,232,000
Repurchase Agreement with State Street Corp. dated 10-31-17 at 0.340% to be repurchased at $415,004 on 11-1-17, collateralized by $405,000 U.S. Treasury Inflation Indexed Notes, 0.125% due 4-15-20 (valued at $426,073, including interest)	415,000	415,000

Total investments (Cost $1,576,828,338) 101.9%	$1,967,471,283
Other assets and liabilities, net (1.9%)	(36,037,288)
Total net assets 100.0%	$1,931,433,995

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Balanced Fund	39

Security Abbreviations and Legend
ADR	American Depositary Receipt
CMT	Constant Maturity Treasury
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 10-31-17.
(C)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(D)	Security purchased or sold on a when-issued or delayed delivery basis.
(E)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(F)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(G)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(H)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(I)	The rate shown is the annualized seven-day yield as of 10-31-17.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
At 10-31-17, the aggregate cost of investments for federal income tax purposes was $1,588,790,650. Net unrealized appreciation aggregated to $378,680,633, of which $416,277,167 related to gross unrealized appreciation and $37,596,534 related to gross unrealized depreciation.
40	JOHN HANCOCK Balanced Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-17

Assets
Unaffiliated investments, at value (Cost $1,563,541,837) including $12,949,580 of securities loaned	$1,954,184,919
Affiliated investments, at value (Cost $13,286,501)	13,286,364
Cash	18,952
Foreign currency, at value (Cost $51,583)	49,855
Receivable for investments sold	29,272,044
Receivable for fund shares sold	2,440,052
Dividends and interest receivable	6,360,246
Receivable for securities lending income	5,458
Other receivables and prepaid expenses	176,077
Total assets	2,005,793,967
Liabilities
Payable for investments purchased	57,257,977
Payable for fund shares repurchased	2,888,910
Payable upon return of securities loaned	13,291,089
Payable to affiliates
Accounting and legal services fees	28,731
Transfer agent fees	176,991
Distribution and service fees	460,859
Trustees' fees	1,266
Other liabilities and accrued expenses	254,149
Total liabilities	74,359,972
Net assets	$1,931,433,995
Net assets consist of
Paid-in capital	$1,505,126,201
Undistributed net investment income	2,845,391
Accumulated net realized gain (loss) on investments and foreign currency transactions	32,821,266
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	390,641,137
Net assets	$1,931,433,995

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       41

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($816,902,182 ÷ 40,038,065 shares)[1]	$20.40
Class B ($35,654,604 ÷ 1,751,389 shares)[1]	$20.36
Class C ($498,649,004 ÷ 24,476,885 shares)[1]	$20.37
Class I ($522,288,223 ÷ 25,614,675 shares)	$20.39
Class R1 ($5,122,912 ÷ 250,143 shares)	$20.48
Class R2 ($3,896,084 ÷ 191,229 shares)	$20.37
Class R3 ($4,799,049 ÷ 234,701 shares)	$20.45
Class R4 ($24,402,268 ÷ 1,190,927 shares)	$20.49
Class R5 ($2,110,742 ÷ 103,139 shares)	$20.47
Class R6 ($17,608,927 ÷ 862,675 shares)	$20.41
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$21.47

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       42

STATEMENT OF OPERATIONS   For the year ended 10-31-17

Investment income
Dividends	$25,832,771
Interest	24,341,069
Securities lending	74,776
Less foreign taxes withheld	(139,371)
Total investment income	50,109,245
Expenses
Investment management fees	11,145,743
Distribution and service fees	8,226,705
Accounting and legal services fees	434,670
Transfer agent fees	2,073,703
Trustees' fees	29,629
State registration fees	193,095
Printing and postage	173,335
Professional fees	103,692
Custodian fees	258,644
Other	46,442
Total expenses	22,685,658
Less expense reductions	(173,070)
Net expenses	22,512,588
Net investment income	27,596,657
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	59,064,229
Affiliated investments	(4,588)
59,059,641
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	142,843,049
Affiliated investments	(137)
142,842,912
Net realized and unrealized gain	201,902,553
Increase in net assets from operations	$229,499,210

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       43

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-17	Year ended 10-31-16
Increase (decrease) in net assets
From operations
Net investment income	$27,596,657	$25,780,510
Net realized gain (loss)	59,059,641	(14,421,134)
Change in net unrealized appreciation (depreciation)	142,842,912	39,009,265
Increase in net assets resulting from operations	229,499,210	50,368,641
Distributions to shareholders
From net investment income
Class A	(13,848,926)	(14,856,252)
Class B	(427,107)	(614,228)
Class C	(4,994,722)	(5,398,305)
Class I	(8,277,530)	(3,953,623)
Class R1	(73,151)	(74,533)
Class R2	(116,345)	(82,620)
Class R3	(63,412)	(238,439)
Class R4	(450,066)	(426,059)
Class R5	(37,873)	(48,109)
Class R6	(252,670)	(125,656)
From net realized gain
Class A	—	(22,887,568)
Class B	—	(1,833,879)
Class C	—	(14,221,754)
Class I	—	(5,472,308)
Class R1	—	(149,777)
Class R2	—	(55,514)
Class R3	—	(542,556)
Class R4	—	(533,352)
Class R5	—	(63,261)
Class R6	—	(150,697)
Total distributions	(28,541,802)	(71,728,490)
From fund share transactions	19,773,956	106,763,928
Total increase	220,731,364	85,404,079
Net assets
Beginning of year	1,710,702,631	1,625,298,552
End of year	$1,931,433,995	$1,710,702,631
Undistributed net investment income	$2,845,391	$1,747,887

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       44

Financial highlights

Class A Shares Period ended	10-31-17	10-31-16	10-31-15	10-31-14	10-31-13
Per share operating performance
Net asset value, beginning of period	$18.29	$18.56	$19.34	$18.62	$16.57
Net investment income[1]	0.32	0.32	0.36	0.39	0.36
Net realized and unrealized gain (loss) on investments	2.12	0.25	(0.19)	1.46	2.40
Total from investment operations	2.44	0.57	0.17	1.85	2.76
Less distributions
From net investment income	(0.33)	(0.32)	(0.40)	(0.42)	(0.41)
From net realized gain	—	(0.52)	(0.55)	(0.71)	(0.30)
Total distributions	(0.33)	(0.84)	(0.95)	(1.13)	(0.71)
Net asset value, end of period	$20.40	$18.29	$18.56	$19.34	$18.62
Total return (%)[2,3]	13.41	3.26	0.98	10.43	17.23
Ratios and supplemental data
Net assets, end of period (in millions)	$817	$866	$808	$675	$597
Ratios (as a percentage of average net assets):
Expenses before reductions	1.08	1.09	1.09	1.10	1.14
Expenses including reductions	1.08	1.09	1.09	1.09	1.14
Net investment income	1.62	1.77	1.92	2.07	2.08
Portfolio turnover (%)	52	47	49	39	53

[1]	Based on average daily shares outstanding.
[2]	Does not reflect the effect of sales charges, if any.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       45

Class B Shares Period ended	10-31-17	10-31-16	10-31-15	10-31-14	10-31-13
Per share operating performance
Net asset value, beginning of period	$18.25	$18.52	$19.30	$18.58	$16.54
Net investment income[1]	0.18	0.19	0.23	0.26	0.24
Net realized and unrealized gain (loss) on investments	2.12	0.25	(0.19)	1.46	2.39
Total from investment operations	2.30	0.44	0.04	1.72	2.63
Less distributions
From net investment income	(0.19)	(0.19)	(0.27)	(0.29)	(0.29)
From net realized gain	—	(0.52)	(0.55)	(0.71)	(0.30)
Total distributions	(0.19)	(0.71)	(0.82)	(1.00)	(0.59)
Net asset value, end of period	$20.36	$18.25	$18.52	$19.30	$18.58
Total return (%)[2,3]	12.66	2.54	0.27	9.68	16.38
Ratios and supplemental data
Net assets, end of period (in millions)	$36	$49	$67	$80	$82
Ratios (as a percentage of average net assets):
Expenses before reductions	1.78	1.79	1.79	1.80	1.84
Expenses including reductions	1.78	1.79	1.78	1.79	1.84
Net investment income	0.93	1.08	1.23	1.38	1.38
Portfolio turnover (%)	52	47	49	39	53

[1]	Based on average daily shares outstanding.
[2]	Does not reflect the effect of sales charges, if any.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       46

Class C Shares Period ended	10-31-17	10-31-16	10-31-15	10-31-14	10-31-13
Per share operating performance
Net asset value, beginning of period	$18.26	$18.53	$19.31	$18.59	$16.55
Net investment income[1]	0.18	0.19	0.23	0.26	0.24
Net realized and unrealized gain (loss) on investments	2.12	0.25	(0.19)	1.46	2.39
Total from investment operations	2.30	0.44	0.04	1.72	2.63
Less distributions
From net investment income	(0.19)	(0.19)	(0.27)	(0.29)	(0.29)
From net realized gain	—	(0.52)	(0.55)	(0.71)	(0.30)
Total distributions	(0.19)	(0.71)	(0.82)	(1.00)	(0.59)
Net asset value, end of period	$20.37	$18.26	$18.53	$19.31	$18.59
Total return (%)[2,3]	12.65	2.54	0.27	9.67	16.37
Ratios and supplemental data
Net assets, end of period (in millions)	$499	$507	$501	$422	$344
Ratios (as a percentage of average net assets):
Expenses before reductions	1.78	1.79	1.79	1.80	1.84
Expenses including reductions	1.78	1.79	1.78	1.79	1.84
Net investment income	0.93	1.07	1.22	1.37	1.38
Portfolio turnover (%)	52	47	49	39	53

[1]	Based on average daily shares outstanding.
[2]	Does not reflect the effect of sales charges, if any.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       47

Class I Shares Period ended	10-31-17	10-31-16	10-31-15	10-31-14	10-31-13
Per share operating performance
Net asset value, beginning of period	$18.28	$18.55	$19.33	$18.61	$16.57
Net investment income[1]	0.37	0.37	0.42	0.45	0.42
Net realized and unrealized gain (loss) on investments	2.12	0.26	(0.19)	1.47	2.40
Total from investment operations	2.49	0.63	0.23	1.92	2.82
Less distributions
From net investment income	(0.38)	(0.38)	(0.46)	(0.49)	(0.48)
From net realized gain	—	(0.52)	(0.55)	(0.71)	(0.30)
Total distributions	(0.38)	(0.90)	(1.01)	(1.20)	(0.78)
Net asset value, end of period	$20.39	$18.28	$18.55	$19.33	$18.61
Total return (%)[2]	13.77	3.59	1.31	10.80	17.62
Ratios and supplemental data
Net assets, end of period (in millions)	$522	$233	$195	$131	$89
Ratios (as a percentage of average net assets):
Expenses before reductions	0.77	0.78	0.78	0.79	0.78
Expenses including reductions	0.77	0.78	0.77	0.78	0.78
Net investment income	1.91	2.09	2.23	2.38	2.44
Portfolio turnover (%)	52	47	49	39	53

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       48

Class R1 Shares Period ended	10-31-17	10-31-16	10-31-15	10-31-14	10-31-13
Per share operating performance
Net asset value, beginning of period	$18.36	$18.62	$19.41	$18.68	$16.63
Net investment income[1]	0.25	0.26	0.30	0.33	0.31
Net realized and unrealized gain (loss) on investments	2.13	0.26	(0.20)	1.47	2.40
Total from investment operations	2.38	0.52	0.10	1.80	2.71
Less distributions
From net investment income	(0.26)	(0.26)	(0.34)	(0.36)	(0.36)
From net realized gain	—	(0.52)	(0.55)	(0.71)	(0.30)
Total distributions	(0.26)	(0.78)	(0.89)	(1.07)	(0.66)
Net asset value, end of period	$20.48	$18.36	$18.62	$19.41	$18.68
Total return (%)[2]	13.03	2.95	0.58	10.10	16.84
Ratios and supplemental data
Net assets, end of period (in millions)	$5	$6	$5	$4	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	1.43	1.44	1.44	1.44	1.45
Expenses including reductions	1.42	1.43	1.43	1.43	1.45
Net investment income	1.29	1.43	1.59	1.73	1.76
Portfolio turnover (%)	52	47	49	39	53

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       49

Class R2 Shares Period ended	10-31-17	10-31-16	10-31-15	10-31-14	10-31-13
Per share operating performance
Net asset value, beginning of period	$18.27	$18.53	$19.33	$18.62	$16.58
Net investment income[1]	0.31	0.29	0.34	0.42	0.38
Net realized and unrealized gain (loss) on investments	2.10	0.27	(0.19)	1.45	2.41
Total from investment operations	2.41	0.56	0.15	1.87	2.79
Less distributions
From net investment income	(0.31)	(0.30)	(0.40)	(0.45)	(0.45)
From net realized gain	—	(0.52)	(0.55)	(0.71)	(0.30)
Total distributions	(0.31)	(0.82)	(0.95)	(1.16)	(0.75)
Net asset value, end of period	$20.37	$18.27	$18.53	$19.33	$18.62
Total return (%)[2]	13.27	3.23	0.86	10.51	17.39
Ratios and supplemental data
Net assets, end of period (in millions)	$4	$8	$2	$1	— [3]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.18	1.19	1.17	1.02	0.98
Expenses including reductions	1.17	1.18	1.17	1.01	0.98
Net investment income	1.58	1.63	1.84	2.23	2.17
Portfolio turnover (%)	52	47	49	39	53

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       50

Class R3 Shares Period ended	10-31-17	10-31-16	10-31-15	10-31-14	10-31-13
Per share operating performance
Net asset value, beginning of period	$18.33	$18.59	$19.38	$18.66	$16.61
Net investment income[1]	0.27	0.27	0.32	0.35	0.33
Net realized and unrealized gain (loss) on investments	2.13	0.27	(0.20)	1.46	2.40
Total from investment operations	2.40	0.54	0.12	1.81	2.73
Less distributions
From net investment income	(0.28)	(0.28)	(0.36)	(0.38)	(0.38)
From net realized gain	—	(0.52)	(0.55)	(0.71)	(0.30)
Total distributions	(0.28)	(0.80)	(0.91)	(1.09)	(0.68)
Net asset value, end of period	$20.45	$18.33	$18.59	$19.38	$18.66
Total return (%)[2]	13.17	3.07	0.69	10.17	16.97
Ratios and supplemental data
Net assets, end of period (in millions)	$5	$4	$19	$20	$19
Ratios (as a percentage of average net assets):
Expenses before reductions	1.33	1.32	1.33	1.33	1.35
Expenses including reductions	1.32	1.32	1.32	1.33	1.35
Net investment income	1.37	1.50	1.68	1.84	1.87
Portfolio turnover (%)	52	47	49	39	53

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       51

Class R4 Shares Period ended	10-31-17	10-31-16	10-31-15	10-31-14	10-31-13
Per share operating performance
Net asset value, beginning of period	$18.36	$18.63	$19.41	$18.69	$16.63
Net investment income[1]	0.35	0.35	0.39	0.41	0.40
Net realized and unrealized gain (loss) on investments	2.13	0.25	(0.19)	1.48	2.41
Total from investment operations	2.48	0.60	0.20	1.89	2.81
Less distributions
From net investment income	(0.35)	(0.35)	(0.43)	(0.46)	(0.45)
From net realized gain	—	(0.52)	(0.55)	(0.71)	(0.30)
Total distributions	(0.35)	(0.87)	(0.98)	(1.17)	(0.75)
Net asset value, end of period	$20.49	$18.36	$18.63	$19.41	$18.69
Total return (%)[2]	13.64	3.41	1.15	10.59	17.47
Ratios and supplemental data
Net assets, end of period (in millions)	$24	$30	$19	$14	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	1.03	1.03	1.04	1.04	1.05
Expenses including reductions	0.92	0.92	0.93	0.93	0.95
Net investment income	1.79	1.93	2.06	2.20	2.26
Portfolio turnover (%)	52	47	49	39	53

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       52

Class R5 Shares Period ended	10-31-17	10-31-16	10-31-15	10-31-14	10-31-13
Per share operating performance
Net asset value, beginning of period	$18.34	$18.60	$19.39	$18.67	$16.61
Net investment income[1]	0.39	0.38	0.44	0.45	0.44
Net realized and unrealized gain (loss) on investments	2.13	0.26	(0.21)	1.47	2.40
Total from investment operations	2.52	0.64	0.23	1.92	2.84
Less distributions
From net investment income	(0.39)	(0.38)	(0.47)	(0.49)	(0.48)
From net realized gain	—	(0.52)	(0.55)	(0.71)	(0.30)
Total distributions	(0.39)	(0.90)	(1.02)	(1.20)	(0.78)
Net asset value, end of period	$20.47	$18.34	$18.60	$19.39	$18.67
Total return (%)[2]	13.88	3.68	1.30	10.82	17.73
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$2	$2	$3	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	0.73	0.73	0.73	0.73	0.74
Expenses including reductions	0.72	0.72	0.72	0.72	0.74
Net investment income	1.97	2.14	2.29	2.41	2.51
Portfolio turnover (%)	52	47	49	39	53

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       53

Class R6 Shares Period ended	10-31-17	10-31-16	10-31-15	10-31-14	10-31-13
Per share operating performance
Net asset value, beginning of period	$18.30	$18.56	$19.35	$18.63	$16.58
Net investment income[1]	0.39	0.39	0.44	0.47	0.44
Net realized and unrealized gain (loss) on investments	2.12	0.27	(0.20)	1.47	2.40
Total from investment operations	2.51	0.66	0.24	1.94	2.84
Less distributions
From net investment income	(0.40)	(0.40)	(0.48)	(0.51)	(0.49)
From net realized gain	—	(0.52)	(0.55)	(0.71)	(0.30)
Total distributions	(0.40)	(0.92)	(1.03)	(1.22)	(0.79)
Net asset value, end of period	$20.41	$18.30	$18.56	$19.35	$18.63
Total return (%)[2]	13.87	3.76	1.38	10.91	17.76
Ratios and supplemental data
Net assets, end of period (in millions)	$18	$7	$5	$1	— [3]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.68	0.69	0.69	0.69	0.70
Expenses including reductions	0.67	0.66	0.67	0.66	0.70
Net investment income	1.97	2.19	2.34	2.50	2.50
Portfolio turnover (%)	52	47	49	39	53

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       54

Notes to financial statements

Note 1 — Organization

John Hancock Balanced Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek current income, long-term growth of capital and income, and preservation of capital.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C are open to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R1, Class R2, Class R3, Class R4 and Class R5 shares are available only to certain retirement plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       55

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of October 31, 2017, by major security category or type:

	Total value at 10-31-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks	$1,264,982,549	$1,264,982,549	—	—
Preferred securities	3,169,748	3,169,748	—	—
U.S. Government and Agency obligations	203,196,019	—	$203,196,019	—
Foreign government obligations	2,885,115	—	2,885,115	—
Corporate bonds	306,613,554	—	306,613,554	—
Convertible bonds	630,000	—	630,000	—
Capital preferred securities	1,208,002	—	1,208,002	—
Term loans	219,583	—	219,583	—
Collateralized mortgage obligations	56,215,836	—	56,215,836	—
Asset backed securities	76,590,513	—	76,590,513	—
Securities lending collateral	13,286,364	13,286,364	—	—
Short-term investments	38,474,000	—	38,474,000	—
Total investments in securities	$1,967,471,283	$1,281,438,661	$686,032,622	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by

ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       56

stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of October 31, 2017, the fund loaned securities valued at $12,949,580 and received $13,291,089 of cash collateral.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end are presented under the caption Due to custodian in the Statement of assets and liabilities.

Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an

ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       57

aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. For the year ended October 31, 2017, the fund had no borrowings under either line of credit. Commitment fees for the year ended October 31, 2017 were $7,779.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly and capital gain distributions, if any, annually.

The tax character of distributions for the years ended October 31, 2017 and 2016 was as follows:

	October 31, 2017	October 31, 2016
Ordinary income	$28,541,802	$27,231,676
Long-term capital gains	—	44,496,814
Total	$28,541,802	$71,728,490

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2017, the components of distributable earnings on a tax basis consisted of $2,845,391 of undistributed ordinary income and $44,783,578 of long-term capital gain.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to amortization and accretion on debt securities and wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       58

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.600% of the first $2 billion of the fund's average daily net assets and (b) 0.550% of the fund's average daily net assets in excess of $2 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2017, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

Prior to March 1, 2017, the Advisor had contractually agreed to waive and/or reimburse all class specific expenses for Class R6 shares of the fund to the extent they exceeded 0.00% of average daily net assets.

For the year ended October 31, 2017, these expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$65,753	Class R3	$358
Class B	3,453	Class R4	2,009
Class C	40,325	Class R5	150
Class I	33,214	Class R6	1,361
Class R1	442	Total	$147,607
Class R2	542

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees incurred for the year ended October 31, 2017 were equivalent to a net annual effective rate of 0.59% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C, Class R1, Class R2, Class R3 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R1, Class R2, Class R3, Class R4 and Class R5, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class B	1.00%	—	Class R3	0.50%	0.15%
Class C	1.00%	—	Class R4	0.25%	0.10%
Class R1	0.50%	0.25%	Class R5	—	0.05%

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The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on February 28, 2018, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $25,463 for Class R4 shares for the the year ended October 31, 2017.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $2,266,435 for the year ended October 31, 2017. Of this amount, $376,857 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,841,481 was paid as sales commissions to broker-dealers and $48,097 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2017, CDSCs received by the Distributor amounted to $8,340, $26,972 and $53,063 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$2,496,242	$975,570
Class B	438,076	51,478
Class C	5,097,181	597,044
Class I	—	441,561
Class R1	41,904	791
Class R2	34,096	992
Class R3	29,215	635
Class R4	89,121	3,613
Class R5	870	266
Class R6	—	1,753
Total	$8,226,705	$2,073,703

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility

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allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income
Lender	$8,180,872	1	1.020%	$232

Note 5 — Fund share transactions

Transactions in fund shares for the years ended October 31, 2017 and 2016 were as follows:

		Year ended 10-31-17		Year ended 10-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	8,691,839	$168,321,199	12,752,223	$228,096,064
Distributions reinvested	691,175	13,410,564	2,068,192	36,688,419
Repurchased	(16,713,569)	(323,272,084)	(11,013,123)	(197,943,501)
Net increase (decrease)	(7,330,555)	($141,540,321)	3,807,292	$66,840,982
Class B shares
Sold	84,654	$1,619,726	153,162	$2,744,281
Distributions reinvested	20,184	390,229	123,581	2,187,944
Repurchased	(1,048,947)	(20,415,869)	(1,207,136)	(21,556,643)
Net decrease	(944,109)	($18,405,914)	(930,393)	($16,624,418)
Class C shares
Sold	3,477,387	$67,164,622	4,838,131	$86,633,934
Distributions reinvested	227,327	4,408,006	956,175	16,943,532
Repurchased	(6,961,503)	(135,114,388)	(5,112,267)	(91,624,544)
Net increase (decrease)	(3,256,789)	($63,541,760)	682,039	$11,952,922
Class I shares
Sold	18,155,519	$350,402,000	6,709,171	$121,910,722
Distributions reinvested	368,216	7,188,442	432,787	7,675,489
Repurchased	(5,665,397)	(110,426,183)	(4,926,937)	(87,743,381)
Net increase	12,858,338	$247,164,259	2,215,021	$41,842,830
Class R1 shares
Sold	67,160	$1,306,506	181,926	$3,306,213
Distributions reinvested	2,242	43,725	7,539	134,228
Repurchased	(125,178)	(2,453,074)	(126,879)	(2,260,444)
Net increase (decrease)	(55,776)	($1,102,843)	62,586	$1,179,997
Class R2 shares
Sold	96,173	$1,863,805	408,620	$7,272,762
Distributions reinvested	5,475	105,763	7,016	124,752
Repurchased	(334,646)	(6,597,986)	(96,350)	(1,737,623)
Net increase (decrease)	(232,998)	($4,628,418)	319,286	$5,659,891
Class R3 shares
Sold	157,721	$3,064,790	254,622	$4,573,326
Distributions reinvested	3,253	63,404	44,058	780,995
Repurchased	(130,907)	(2,569,484)	(1,137,762)	(21,056,671)
Net increase (decrease)	30,067	$558,710	(839,082)	($15,702,350)

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		Year ended 10-31-17		Year ended 10-31-16
	Shares	Amount	Shares	Amount
Class R4 shares
Sold	339,506	$6,616,405	708,699	$12,938,320
Distributions reinvested	23,144	450,066	53,780	959,411
Repurchased	(791,274)	(15,407,394)	(182,084)	(3,279,362)
Net increase (decrease)	(428,624)	($8,340,923)	580,395	$10,618,369
Class R5 shares
Sold	31,396	$613,332	21,741	$382,119
Distributions reinvested	1,821	35,430	6,156	109,408
Repurchased	(42,212)	(802,925)	(40,689)	(741,356)
Net decrease	(8,995)	($154,163)	(12,792)	($249,829)
Class R6 shares
Sold	590,954	$11,499,434	215,365	$3,835,978
Distributions reinvested	12,891	252,670	15,560	276,353
Repurchased	(102,167)	(1,986,775)	(163,200)	(2,866,797)
Net increase	501,678	$9,765,329	67,725	$1,245,534
Total net increase	1,132,237	$19,773,956	5,952,077	$106,763,928

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $641,884,614 and $625,463,099, respectively, for the year ended October 31, 2017. Purchases and sales of U.S. Treasury obligations aggregated $342,909,955 and $335,388,822, respectively, for the year ended October 31, 2017.

Note 7 — Interfund trading

The fund is permitted to purchase or sell securities from or to certain other affiliated funds, as set forth in Rule 17a-7 of the 1940 Act, under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund that is or could be considered an affiliate complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2017, the fund engaged in sales amounting to $78,210,075.

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Balanced Fund (the "Fund") as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, brokers, transfer agent, and agent banks, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 19, 2017

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2017.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Balanced Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 19-22, 2017 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 22-24, 2017.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 19-22, 2017, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as

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determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risk with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

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(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index for the one-, three- and five-year periods and outperformed its benchmark index for the ten-year period ended December 31, 2016. The Board also noted that the fund outperformed its peer group average for the one-, three-, five- and ten-year periods ended December 31, 2016. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark index for the ten-year period and to the peer group for the one-, three-, five- and ten-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees are lower than the peer group median and net total expenses for the fund are equal to the peer group median.

The Board took into account management's discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
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(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;
(k)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreements

In making its determination with respect to approval of the Subadvisory Agreements, the Board reviewed:

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(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the

ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       69

Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreements was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       70

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	223
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	223
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	223
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1994	223
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	223
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       71

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	223
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	223
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	223

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	1994	223
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       72

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	223
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	223

President and Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

James R. Boyle, Born: 1959	2015	223
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2012	223
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       73

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 38 other John Hancock funds consisting of 28 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       74

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       75

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Core

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Balanced Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF410659	36A 10/17 12/17

John Hancock

Fundamental Large Cap Core Fund

Annual report 10/31/17

A message to shareholders

Dear shareholder,

Wherever stock investors look today, the markets seem to exhibit undiminished strength, as evidenced by the fact that the Dow Jones Industrial Average, the S&P 500 Index, and the NASDAQ Composite Index reached and then surpassed all-time highs several times during the period. Economic and corporate data has continued to underpin investor optimism. Corporate earnings have generally been solid, with a weaker dollar helping to boost results for U.S.-based multinationals.

While stock markets continue their rise, investors have reason to be vigilant. U.S. stocks haven't experienced a drop of 10% in more than 21 months, and 16 months have passed since the last 5% pullback. This degree of calm in a rising market is rare, and history suggests stormier market conditions could be brewing. As the bull market advances, many stocks are moving deeper into overvalued territory, suggesting that market leaders could be vulnerable to any setbacks.

Given the risks of overvaluation, investors would do well to consider their options for diversification. Maintaining a diversified portfolio of stocks, bonds, and alternatives, alongside a disciplined investment program, is one approach that has stood the test of time. As always, your best resource to prepare for any market condition is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable disappointments that can interrupt any market rise.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly into an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Fundamental Large Cap Core Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
20	Financial highlights
31	Notes to financial statements
40	Auditor's report
41	Tax information
42	Continuation of investment advisory and subadvisory agreements
48	Trustees and Officers
53	More information

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/17 (%)

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses and sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

U.S. stocks had a banner year

U.S. stocks entered the ninth year of their rally, benefiting from expectations of a pro-business administration under President Trump and continued recovery in the U.S. economy.

Information technology and financials led the market's climb

Favorable earnings growth reports in the information technology sector and a better backdrop for financial stocks resulted in exceptionally strong returns for each sector.

Financials and consumer discretionary drove outperformance

Positioning in the financials sector, a sizable overweight, and picks in consumer discretionary gave the biggest boost to the fund's relative performance.

SECTOR COMPOSITION AS OF 10/31/17 (%)

A note about risks

Large company stocks could fall out of favor, and value stocks may decline in price. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors, and investments focused in one sector may fluctuate more widely than investments diversified across sectors. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       3

Discussion of fund performance

An interview with Portfolio Manager Emory W. (Sandy) Sanders, Jr., CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Emory W. (Sandy)Sanders, Jr., CFA
Portfolio Manager
John Hancock Asset Management

What was behind the market's gain during the 12 months ended October 31, 2017?

The fund's benchmark, the S&P 500 Index returned 23.63% for the period, buoyed early on by the election of Donald Trump as U.S. president. Investors expected the new administration's pro-business stance to help drive improved U.S. economic growth, higher interest rates, lower corporate tax rates, less regulation, and increased infrastructure spending. Positive U.S. economic data, including reports of 3% annualized growth for the second and third quarters, and short-term interest-rate hikes in December, March, and June fueled further optimism. News in late June that all the big U.S. banks had passed their annual stress tests—a measure of their capital adequacy in a severe economic downturn—also had a positive impact, as did renewed hope last fall that Congress would be able to pass a tax overhaul.

The market proved resilient in the face of numerous challenges. In particular, the rally continued despite Congress's failure to pass new healthcare legislation and an investigation into Russian interference in the November presidential election, both of which raised concern about whether President Trump would be able to push through his pro-business agenda. Added headwinds included mounting tensions with North Korea, severe weather-related events, and a wide-reaching data breach at a major credit reporting company.

Did all sectors participate in the rally?

Most sectors within the fund's benchmark posted gains, with notable advances in information technology and financials, the two biggest sectors in the index. The so-called FAANG (Facebook, Apple, Amazon, Netflix, and Alphabet's Google) stocks — most of which are technology names — led that sector's charge, while higher interest rates, big-bank stress test results, and the prospect of less regulation fueled gains in financials. The materials and industrials sectors also were strong performers, helped by better global economic growth and hope of increased infrastructure spending in the U.S. Last, healthcare and consumer discretionary stocks had strong runs. Returns, however, were disappointing in more defensive sectors, notably telecommunication services and

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       4

"Most sectors within the fund's benchmark posted gains, with notable advances in information technology and financials, the two biggest sectors in the index."
consumer staples. Energy stocks also were laggards, hurt by oil prices that stabilized but remained low by historical standards.

How did the fund fare relative to its benchmark?

The fund beat its benchmark, thanks to especially strong results in the financials and consumer discretionary sectors. In financials, a large overweight and favorable stock picks aided results. Of note were very sizable stakes in Bank of America Corp., JPMorgan Chase & Co., and Citigroup, Inc. The stocks of each of these large, diversified banks benefited from an improved economic backdrop, better regulatory prospects, and permission from the government to return more capital to shareholders through higher dividends and increased share buybacks.

In consumer discretionary, security selection drove outperformance, with notable gains from two out-of-index positions: home builder NVR, Inc. and off-road vehicle company Polaris Industries, Inc. NVR's stock benefited from strong execution by management and positive order growth fueled by continued recovery in the U.S. housing market, as buyer demand outstripped supply. Polaris, which has been in the midst of a turnaround, saw its stock rally following news of better-than-expected order growth for its 2018-model-year products, market share gains, and quarterly earnings that exceeded estimates.

TOP 10 HOLDINGS AS OF 10/31/17 (%)

Amazon.com, Inc.	6.6
Apple, Inc.	6.3
Citigroup, Inc.	4.5
Bank of America Corp.	4.4
General Electric Company	4.3
The Goldman Sachs Group, Inc.	4.3
JPMorgan Chase & Co.	4.0
Allergan PLC	3.7
Polaris Industries, Inc.	3.6
Alphabet, Inc., Class A	3.2
TOTAL	44.9
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       5

"Our approach has led us to opportunities in the financials and consumer discretionary sectors, sizable overweights at period end."

Were there other stocks that had a significant impact on relative performance?

Yes. Two of our top holdings—consumer technology leader Apple, Inc. and e-commerce giant Amazon.com, Inc.—posted outsized gains. Apple's highly anticipated launches of the iPhone 8 and iPhone X and strong growth in the services side of the business led to better-than-expected sales growth that propelled the stock higher. Amazon gained as its cloud-computing division remained highly profitable and its e-commerce operation continued to expand worldwide. Investors also largely welcomed Amazon's August acquisition of natural foods grocer Whole Foods Market, Inc. (which was not in the portfolio), a deal that expands the former's presence in the grocery segment and gives it a large physical presence.

Which sectors and stocks hindered results?

Stock picks in the healthcare and industrials sectors, along with positioning in information technology, detracted from relative performance. Our biggest individual disappointment was Ireland-headquartered Allergan PLC, a pharmaceuticals company best known for its Botox anti-wrinkle treatment. The stock, a new addition to the fund this past year, was pressured by investor concern around the looming patent expiration of its number two product, dry-eye treatment Restasis. Elsewhere, shares of industrials conglomerate General Electric Company posted a sizable loss, hurt by new management's decision to lower earnings growth expectations as it restructures the business. Investor worries over a potential dividend cut also weighed on performance.

What else hindered the fund's relative result?

We lost ground in technology because of the fund's underweight and disappointing security selection. Individual detractors included QUALCOMM, Inc., which licenses wireless communications technology and makes semiconductor chips used in mobile phones. Its stock declined, following a series of challenges to its licensing fees, most notably a $1 billion lawsuit from its largest customer, Apple, claiming that QUALCOMM charged unfair royalty rates on its patented wireless technology. The dispute escalated when Apple announced plans to withhold payments to its iPhone suppliers, cutting off their ability to pay royalties to QUALCOMM and forcing the latter to lower its profit outlook. We decided to eliminate the holding from the fund before period end. In energy, our investment in global energy services provider Schlumberger, Ltd. hurt, as continued low

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       6

oil and gas prices put a damper on spending by exploration and production companies. In addition, Schlumberger lowered its earnings forecast for North America, recognizing that new, more efficient technologies could reduce demand for its services.

How is the fund positioned at period end?

As always, we remain focused on financially sound companies with competitive advantages, the ability to generate substantial cash flow over sustained periods, and attractive stock prices relative to our estimate of intrinsic value. Our approach has led us to opportunities in the financials and consumer discretionary sectors, sizable overweights at period end. In financials, we have a bias toward large-cap banks that seem best positioned to benefit from higher interest rates and faster economic growth. In the consumer discretionary sector, we have a sizable overweight in Amazon, as well as exposure to home builders and leisure companies. Over the past year, we cut the fund's stake in the information technology sector, locking in gains on certain holdings and ending the period with a sizable underweight.

MANAGED BY

Emory W. (Sandy) Sanders, Jr., CFA On the fund since 2011 Investing since 1997
Jonathan White, CFA On the fund since 2015 Investing since 1997

The views expressed in this report are exclusively those of Emory W. (Sandy) Sanders, Jr., CFA, John Hancock Asset Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  OCTOBER 31, 2017

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A	20.08	13.85	6.78	91.27	92.74
Class B	20.44	13.92	6.69	91.86	91.05
Class C	24.44	14.16	6.53	93.90	88.18
Class I1	26.73	15.34	7.67	104.11	109.44
Class R1[1,2]	25.90	14.59	6.93	97.58	95.40
Class R2[1,2]	26.22	14.91	7.28	100.37	101.84
Class R3[1,2]	26.04	14.70	7.02	98.53	97.04
Class R4[1,2]	26.53	15.15	7.39	102.44	103.96
Class R5[1,2]	26.77	15.38	7.66	104.51	109.13
Class R6[1,2]	26.86	15.45	7.76	105.13	111.23
Class NAV[1,2]	26.83	15.50	7.81	105.54	112.10
Index†	23.63	15.18	7.51	102.72	106.38

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class NAV*
Gross (%)	1.06	1.81	1.81	0.79	1.45	1.20	1.35	1.05	0.75	0.70	0.68
Net (%)	1.06	1.81	1.81	0.78	1.45	1.20	1.35	0.95	0.75	0.70	0.68

*Expenses have been estimated for the first year of operations of Class NAV shares.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the S&P 500 Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Fundamental Large Cap Core Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the S&P 500 Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B3	10-31-07	19,105	19,105	20,638
Class C3	10-31-07	18,818	18,818	20,638
Class I1	10-31-07	20,944	20,944	20,638
Class R1[1,2]	10-31-07	19,540	19,540	20,638
Class R2[1,2]	10-31-07	20,184	20,184	20,638
Class R3[1,2]	10-31-07	19,704	19,704	20,638
Class R4[1,2]	10-31-07	20,396	20,396	20,638
Class R5[1,2]	10-31-07	20,913	20,913	20,638
Class R6[1,2]	10-31-07	21,123	21,123	20,638
Class NAV[1,2]	10-31-07	21,210	21,210	20,638

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	For certain types of investors, as described in the fund's prospectuses.
2	Class R1, Class R3, Class R4, and Class R5 shares were first offered on 5-22-09; Class R2 shares were first offered on 3-1-12; Class R6 shares were first offered on 9-1-11; Class NAV shares were first offered on 2-8-17. Returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R1, Class R3, Class R4, Class R5, Class R2, Class R6, and Class NAV shares, as applicable.
3	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on May 1, 2017, with the same investment held until October 31, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on May 1, 2017, with the same investment held until October 31, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2017	Ending value on 10-31-2017	Expenses paid during period ended 10-31-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,097.80	$5.29	1.00%
	Hypothetical example for comparison purposes	1,000.00	1,020.20	5.09	1.00%
Class B	Actual expenses/actual returns	1,000.00	1,093.40	9.29	1.76%
	Hypothetical example for comparison purposes	1,000.00	1,016.30	8.94	1.76%
Class C	Actual expenses/actual returns	1,000.00	1,093.40	9.29	1.76%
	Hypothetical example for comparison purposes	1,000.00	1,016.30	8.94	1.76%
Class I	Actual expenses/actual returns	1,000.00	1,098.80	4.13	0.78%
	Hypothetical example for comparison purposes	1,000.00	1,021.30	3.97	0.78%
Class R1	Actual expenses/actual returns	1,000.00	1,095.60	7.29	1.38%
	Hypothetical example for comparison purposes	1,000.00	1,018.20	7.02	1.38%
Class R2	Actual expenses/actual returns	1,000.00	1,096.90	6.08	1.15%
	Hypothetical example for comparison purposes	1,000.00	1,019.40	5.85	1.15%
Class R3	Actual expenses/actual returns	1,000.00	1,096.00	6.92	1.31%
	Hypothetical example for comparison purposes	1,000.00	1,018.60	6.67	1.31%
Class R4	Actual expenses/actual returns	1,000.00	1,098.00	4.76	0.90%
	Hypothetical example for comparison purposes	1,000.00	1,020.70	4.58	0.90%
Class R5	Actual expenses/actual returns	1,000.00	1,099.30	3.70	0.70%
	Hypothetical example for comparison purposes	1,000.00	1,021.70	3.57	0.70%
Class R6	Actual expenses/actual returns	1,000.00	1,099.70	3.18	0.60%
	Hypothetical example for comparison purposes	1,000.00	1,022.20	3.06	0.60%
Class NAV	Actual expenses/actual returns	1,000.00	1,099.50	3.51	0.66%
	Hypothetical example for comparison purposes	1,000.00	1,021.50	3.36	0.66%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       11

Fund’s investments
AS OF 10-31-17
	Shares	Value
Common stocks 99.5%		$5,059,988,635
(Cost $3,843,522,892)
Consumer discretionary 22.4%		1,139,057,398
Hotels, restaurants and leisure 1.4%
Starbucks Corp.	1,344,517	73,733,312
Household durables 6.2%
Lennar Corp., A Shares	1,924,724	107,149,385
NVR, Inc. (A)	19,277	63,254,969
Tempur Sealy International, Inc. (A)	2,185,470	142,864,174
Internet and direct marketing retail 6.6%
Amazon.com, Inc. (A)	303,385	335,325,373
Leisure products 3.6%
Polaris Industries, Inc.	1,538,577	182,213,674
Media 2.3%
Liberty Media Corp.-Liberty Formula One, Series C (A)	1,920,826	73,260,304
Twenty-First Century Fox, Inc., Class B	1,764,485	44,906,143
Specialty retail 2.0%
AutoZone, Inc. (A)	21,145	12,464,978
CarMax, Inc. (A)	770,465	57,861,922
Group 1 Automotive, Inc.	295,595	23,224,899
Lowe's Companies, Inc.	125,603	10,041,960
Textiles, apparel and luxury goods 0.3%
NIKE, Inc., Class B	231,975	12,756,305
Consumer staples 4.5%		228,717,514
Beverages 3.4%
Anheuser-Busch InBev SA, ADR	932,347	114,473,565
Diageo PLC, ADR	278,995	38,225,105
PepsiCo, Inc.	180,463	19,892,436
Food products 1.1%
Danone SA	686,720	56,126,408
Energy 4.1%		207,318,062
Energy equipment and services 1.6%
Schlumberger, Ltd.	1,298,734	83,118,976
Oil, gas and consumable fuels 2.5%
Chevron Corp.	294,368	34,114,308
Exxon Mobil Corp.	635,542	52,972,426
Kinder Morgan, Inc.	2,049,274	37,112,352
Financials 27.2%		1,384,381,629
Banks 12.9%
Bank of America Corp.	8,099,273	221,839,087
Citigroup, Inc.	3,103,748	228,125,478
12	JOHN HANCOCK Fundamental Large Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Banks (continued)
JPMorgan Chase & Co.	2,030,721	$204,310,840
Capital markets 11.3%
Affiliated Managers Group, Inc.	771,141	143,817,797
BlackRock, Inc.	105,739	49,785,093
FactSet Research Systems, Inc.	143,612	27,267,610
Morgan Stanley	2,764,244	138,212,200
The Goldman Sachs Group, Inc.	896,118	217,290,693
Consumer finance 1.5%
American Express Company	652,034	62,282,288
Synchrony Financial	402,046	13,114,741
Insurance 1.5%
Prudential Financial, Inc.	709,178	78,335,802
Health care 12.6%		639,947,690
Biotechnology 5.3%
Amgen, Inc.	587,246	102,897,244
Gilead Sciences, Inc.	1,085,746	81,387,520
Shire PLC, ADR	582,729	86,028,282
Health care equipment and supplies 2.4%
Danaher Corp.	276,920	25,551,408
Medtronic PLC	1,214,570	97,797,176
Pharmaceuticals 4.9%
Allergan PLC	1,070,197	189,671,014
Merck & Company, Inc.	591,989	32,612,674
Novartis AG, ADR	290,656	24,002,372
Industrials 12.3%		628,120,504
Aerospace and defense 1.9%
United Technologies Corp.	810,265	97,037,336
Air freight and logistics 1.1%
United Parcel Service, Inc., Class B	487,172	57,257,325
Industrial conglomerates 4.3%
General Electric Company	10,876,244	219,265,079
Machinery 0.5%
Caterpillar, Inc.	178,721	24,270,312
Professional services 2.5%
IHS Markit, Ltd. (A)	1,988,122	84,713,878
Nielsen Holdings PLC	1,218,033	45,152,486
Road and rail 2.0%
Union Pacific Corp.	867,295	100,424,088
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Fundamental Large Cap Core Fund	13

	Shares	Value
Information technology 14.6%		$743,326,619
Internet software and services 6.6%
Alphabet, Inc., Class A (A)	155,465	160,601,564
eBay, Inc. (A)	2,077,178	78,184,980
Facebook, Inc., Class A (A)	526,404	94,784,304
IT services 1.7%
Visa, Inc., Class A	801,530	88,152,269
Technology hardware, storage and peripherals 6.3%
Apple, Inc.	1,902,529	321,603,502
Real estate 1.8%		89,119,219
Equity real estate investment trusts 1.8%
American Tower Corp.	620,305	89,119,219

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 1.1%				$57,049,000
(Cost $57,049,000)
U.S. Government Agency 0.9%				44,231,000
Federal Agricultural Mortgage Corp. Discount Note	0.850	11-01-17	2,605,000	2,605,000
Federal Home Loan Bank Discount Note	0.500	11-01-17	8,059,000	8,059,000
Federal Home Loan Bank Discount Note	0.700	11-01-17	18,173,000	18,173,000
Federal Home Loan Bank Discount Note	0.850	11-01-17	15,394,000	15,394,000

	Par value^	Value
Repurchase agreement 0.2%		12,818,000
Barclays Tri-Party Repurchase Agreement dated 10-31-17 at 1.040% to be repurchased at $12,207,353 on 11-1-17, collateralized by $11,188,600 U.S. Treasury Bonds, 3.375% due 5-15-44 (valued at $12,451,562, including interest)	12,207,000	12,207,000
Repurchase Agreement with State Street Corp. dated 10-31-17 at 0.340% to be repurchased at $611,006 on 11-1-17, collateralized by $595,000 U.S. Treasury Inflation Indexed Notes, 0.125% due 4-15-20 (valued at $625,960, including interest)	611,000	611,000

Total investments (Cost $3,900,571,892) 100.6%	$5,117,037,635
Other assets and liabilities, net (0.6%)	(31,453,177)
Total net assets 100.0%	$5,085,584,458

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
14	JOHN HANCOCK Fundamental Large Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

At 10-31-17, the aggregate cost of investments for federal income tax purposes was $3,907,714,059. Net unrealized appreciation aggregated to $1,209,323,576, of which $1,319,117,190 related to gross unrealized appreciation and $109,793,614 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Fundamental Large Cap Core Fund	15

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-17

Assets
Investments, at value (Cost $3,900,571,892)	$5,117,037,635
Cash	685
Receivable for investments sold	1,114,125
Receivable for fund shares sold	5,873,738
Dividends and interest receivable	2,469,412
Other receivables and prepaid expenses	329,088
Total assets	5,126,824,683
Liabilities
Payable for investments purchased	28,887,416
Payable for fund shares repurchased	8,224,620
Payable to affiliates
Accounting and legal services fees	75,318
Transfer agent fees	298,167
Distribution and service fees	630,064
Trustees' fees	3,021
Investment management fees	2,637,852
Other liabilities and accrued expenses	483,767
Total liabilities	41,240,225
Net assets	$5,085,584,458
Net assets consist of
Paid-in capital	$3,466,022,863
Undistributed net investment income	23,897,845
Accumulated net realized gain (loss) on investments and foreign currency transactions	379,197,948
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	1,216,465,802
Net assets	$5,085,584,458

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       16

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($1,619,722,532 ÷ 31,228,358 shares)[1]	$51.87
Class B ($29,353,111 ÷ 630,168 shares)[1]	$46.58
Class C ($302,917,185 ÷ 6,504,426 shares)[1]	$46.57
Class I ($984,532,873 ÷ 18,215,483 shares)	$54.05
Class R1 ($9,087,405 ÷ 170,947 shares)	$53.16
Class R2 ($3,353,775 ÷ 62,374 shares)	$53.77
Class R3 ($3,832,799 ÷ 71,900 shares)	$53.31
Class R4 ($3,133,769 ÷ 58,287 shares)	$53.76
Class R5 ($2,470,089 ÷ 45,622 shares)	$54.14
Class R6 ($975,283,832 ÷ 18,005,815 shares)	$54.16
Class NAV ($1,151,897,088 ÷ 21,271,081 shares)	$54.15
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$54.60

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       17

STATEMENT OF OPERATIONS   For the year ended 10-31-17

Investment income
Dividends	$73,350,745
Interest	869,356
Less foreign taxes withheld	(1,146,790)
Total investment income	73,073,311
Expenses
Investment management fees	29,242,188
Distribution and service fees	7,407,004
Accounting and legal services fees	1,109,245
Transfer agent fees	3,830,549
Trustees' fees	69,096
State registration fees	200,873
Printing and postage	655,842
Professional fees	251,660
Custodian fees	562,423
Other	78,441
Total expenses	43,407,321
Less expense reductions	(424,496)
Net expenses	42,982,825
Net investment income	30,090,486
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	381,660,333
381,660,333
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	693,263,240
693,263,240
Net realized and unrealized gain	1,074,923,573
Increase in net assets from operations	$1,105,014,059

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       18

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-17	Year ended 10-31-16
Increase (decrease) in net assets
From operations
Net investment income	$30,090,486	$22,791,910
Net realized gain	381,660,333	142,213,544
Change in net unrealized appreciation (depreciation)	693,263,240	(155,646,587)
Increase in net assets resulting from operations	1,105,014,059	9,358,867
Distributions to shareholders
From net investment income
Class A	(6,690,657)	(4,455,241)
Class I	(11,361,222)	(9,072,382)
Class R1	(5,459)	—
Class R2	(7,970)	(3,293)
Class R3	(4,093)	(374)
Class R4	(13,277)	(9,966)
Class R5	(9,464)	(9,796)
Class R6	(8,358,290)	(55,252)
From net realized gain
Class A	(45,947,937)	(19,320,886)
Class B	(1,307,130)	(812,375)
Class C	(9,625,669)	(4,129,421)
Class I	(49,784,655)	(20,951,916)
Class R1	(207,561)	(86,556)
Class R2	(77,548)	(25,448)
Class R3	(71,945)	(17,853)
Class R4	(74,065)	(32,137)
Class R5	(39,359)	(21,543)
Class R6	(32,295,978)	(109,344)
Total distributions	(165,882,279)	(59,113,783)
From fund share transactions	603,582,491	(281,145,904)
Issued in reorganization	—	52,226,666
Total from fund share transactions	603,582,491	(228,919,238)
Total increase (decrease)	1,542,714,271	(278,674,154)
Net assets
Beginning of year	3,542,870,187	3,821,544,341
End of year	$5,085,584,458	$3,542,870,187
Undistributed net investment income	$23,897,845	$19,736,383

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       19

Financial highlights

Class A Shares Period ended	10-31-17	10-31-16	10-31-15	10-31-14	10-31-13
Per share operating performance
Net asset value, beginning of period	$42.42	$42.89	$39.44	$34.92	$27.52
Net investment income[1]	0.24	0.23	0.16	0.16	0.26
Net realized and unrealized gain (loss) on investments	10.71	(0.07)	3.42	4.56	7.40
Total from investment operations	10.95	0.16	3.58	4.72	7.66
Less distributions
From net investment income	(0.19)	(0.12)	(0.13)	(0.20)	(0.26)
From net realized gain	(1.31)	(0.51)	—	—	—
Total distributions	(1.50)	(0.63)	(0.13)	(0.20)	(0.26)
Net asset value, end of period	$51.87	$42.42	$42.89	$39.44	$34.92
Total return (%)[2,3]	26.39	0.37	9.11	13.59	28.07
Ratios and supplemental data
Net assets, end of period (in millions)	$1,620	$1,519	$1,629	$1,541	$1,044
Ratios (as a percentage of average net assets):
Expenses before reductions	1.04	1.06	1.05	1.06	1.10
Expenses including reductions	1.04	1.05	1.04	1.06	1.10
Net investment income	0.51	0.57	0.40	0.43	0.83
Portfolio turnover (%)	54 [4]	20 [5]	22	21 [5]	31

[1]	Based on average daily shares outstanding.
[2]	Does not reflect the effect of sales charges, if any.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Excludes in kind-transactions.
[5]	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       20

Class B Shares Period ended	10-31-17	10-31-16	10-31-15	10-31-14	10-31-13
Per share operating performance
Net asset value, beginning of period	$38.34	$38.99	$36.01	$31.94	$25.20
Net investment income (loss)[1]	(0.09)	(0.06)	(0.13)	(0.11)	0.02
Net realized and unrealized gain (loss) on investments	9.64	(0.08)	3.11	4.18	6.79
Total from investment operations	9.55	(0.14)	2.98	4.07	6.81
Less distributions
From net investment income	—	—	—	—	(0.07)
From net realized gain	(1.31)	(0.51)	—	—	—
Total Distributions	(1.31)	(0.51)	—	—	(0.07)
Net asset value, end of period	$46.58	$38.34	$38.99	$36.01	$31.94
Total return (%)[2,3]	25.44	(0.37)	8.28	12.74	27.07
Ratios and supplemental data
Net assets, end of period (in millions)	$29	$41	$65	$79	$74
Ratios (as a percentage of average net assets):
Expenses before reductions	1.79	1.81	1.80	1.81	1.86
Expenses including reductions	1.79	1.80	1.79	1.81	1.85
Net investment income (loss)	(0.21)	(0.17)	(0.34)	(0.31)	0.08
Portfolio turnover (%)	54 [4]	20 [5]	22	21 [5]	31

[1]	Based on average daily shares outstanding.
[2]	Does not reflect the effect of sales charges, if any.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Excludes in-kind transactions.
[5]	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       21

Class C Shares Period ended	10-31-17	10-31-16	10-31-15	10-31-14	10-31-13
Per share operating performance
Net asset value, beginning of period	$38.33	$38.98	$36.00	$31.93	$25.19
Net investment income (loss)[1]	(0.10)	(0.07)	(0.13)	(0.11)	0.02
Net realized and unrealized gain (loss) on investments	9.65	(0.07)	3.11	4.18	6.79
Total from investment operations	9.55	(0.14)	2.98	4.07	6.81
Less distributions
From net investment income	—	—	—	—	(0.07)
From net realized gain	(1.31)	(0.51)	—	—	—
Total Distributions	(1.31)	(0.51)	—	—	(0.07)
Net asset value, end of period	$46.57	$38.33	$38.98	$36.00	$31.93
Total return (%)[2,3]	25.44	(0.37)	8.28	12.75	27.08
Ratios and supplemental data
Net assets, end of period (in millions)	$303	$290	$314	$300	$267
Ratios (as a percentage of average net assets):
Expenses before reductions	1.79	1.81	1.80	1.81	1.85
Expenses including reductions	1.79	1.80	1.79	1.81	1.85
Net investment income (loss)	(0.23)	(0.18)	(0.35)	(0.32)	0.07
Portfolio turnover (%)	54 [4]	20 [5]	22	21 [5]	31

[1]	Based on average daily shares outstanding.
[2]	Does not reflect the effect of sales charges, if any.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Excludes in-kind transactions.
[5]	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       22

Class I Shares Period ended	10-31-17	10-31-16	10-31-15	10-31-14	10-31-13
Per share operating performance
Net asset value, beginning of period	$44.13	$44.58	$40.97	$36.28	$28.58
Net investment income[1]	0.40	0.36	0.27	0.26	0.35
Net realized and unrealized gain (loss) on investments	11.12	(0.08)	3.55	4.75	7.70
Total from investment operations	11.52	0.28	3.82	5.01	8.05
Less distributions
From net investment income	(0.29)	(0.22)	(0.21)	(0.32)	(0.35)
From net realized gain	(1.31)	(0.51)	—	—	—
Total distributions	(1.60)	(0.73)	(0.21)	(0.32)	(0.35)
Net asset value, end of period	$54.05	$44.13	$44.58	$40.97	$36.28
Total return (%)[2]	26.73	0.63	9.40	13.90	28.45
Ratios and supplemental data
Net assets, end of period (in millions)	$985	$1,665	$1,789	$880	$428
Ratios (as a percentage of average net assets):
Expenses before reductions	0.78	0.79	0.79	0.80	0.80
Expenses including reductions	0.78	0.78	0.78	0.79	0.80
Net investment income	0.82	0.84	0.65	0.68	1.09
Portfolio turnover (%)	54 [3]	20 [4]	22	21 [4]	31

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes in-kind transactions.
[4]	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       23

Class R1 Shares Period ended	10-31-17	10-31-16	10-31-15		10-31-14	10-31-13
Per share operating performance
Net asset value, beginning of period	$43.46	$43.98	$40.47		$35.85	$28.26
Net investment income[1]	0.06	0.07	0.01		0.02	0.15
Net realized and unrealized gain (loss) on investments	10.98	(0.08)	3.50		4.69	7.62
Total from investment operations	11.04	(0.01)	3.51		4.71	7.77
Less distributions
From net investment income	(0.03)	—	—	[2]	(0.09)	(0.18)
From net realized gain	(1.31)	(0.51)	—		—	—
Total distributions	(1.34)	(0.51)	—	[2]	(0.09)	(0.18)
Net asset value, end of period	$53.16	$43.46	$43.98		$40.47	$35.85
Total return (%)[3]	25.90	(0.03)	8.67		13.18	27.63
Ratios and supplemental data
Net assets, end of period (in millions)	$9	$7	$7		$7	$8
Ratios (as a percentage of average net assets):
Expenses before reductions	1.43	1.45	1.44		1.45	1.44
Expenses including reductions	1.42	1.44	1.43		1.44	1.43
Net investment income	0.13	0.18	0.01		0.06	0.48
Portfolio turnover (%)	54 [4]	20 [5]	22		21 [5]	31

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Excludes in-kind transactions.
[5]	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       24

Class R2 Shares Period ended	10-31-17	10-31-16	10-31-15	10-31-14	10-31-13
Per share operating performance
Net asset value, beginning of period	$43.93	$44.40	$40.84	$36.22	$28.56
Net investment income[1]	0.18	0.18	0.11	0.11	0.25
Net realized and unrealized gain (loss) on investments	11.10	(0.08)	3.53	4.74	7.71
Total from investment operations	11.28	0.10	3.64	4.85	7.96
Less distributions
From net investment income	(0.13)	(0.06)	(0.08)	(0.23)	(0.30)
From net realized gain	(1.31)	(0.51)	—	—	—
Total distributions	(1.44)	(0.57)	(0.08)	(0.23)	(0.30)
Net asset value, end of period	$53.77	$43.93	$44.40	$40.84	$36.22
Total return (%)[2]	26.22	0.24	8.95	13.46	28.13
Ratios and supplemental data
Net assets, end of period (in millions)	$3	$3	$2	$2	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.18	1.20	1.19	1.19	1.07
Expenses including reductions	1.18	1.19	1.18	1.18	1.06
Net investment income	0.36	0.43	0.25	0.28	0.76
Portfolio turnover (%)	54 [3]	20 [4]	22	21 [4]	31

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes in-kind transactions.
[4]	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       25

Class R3 Shares Period ended	10-31-17	10-31-16	10-31-15	10-31-14	10-31-13
Per share operating performance
Net asset value, beginning of period	$43.57	$44.05	$40.52	$35.90	$28.30
Net investment income[1]	0.09	0.12	0.05	0.06	0.18
Net realized and unrealized gain (loss) on investments	11.03	(0.08)	3.51	4.69	7.61
Total from investment operations	11.12	0.04	3.56	4.75	7.79
Less distributions
From net investment income	(0.07)	(0.01)	(0.03)	(0.13)	(0.19)
From net realized gain	(1.31)	(0.51)	—	—	—
Total distributions	(1.38)	(0.52)	(0.03)	(0.13)	(0.19)
Net asset value, end of period	$53.31	$43.57	$44.05	$40.52	$35.90
Total return (%)[2]	26.04	0.09	8.80	13.26	27.70
Ratios and supplemental data
Net assets, end of period (in millions)	$4	$2	$2	$1	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	1.33	1.34	1.32	1.35	1.36
Expenses including reductions	1.33	1.33	1.32	1.34	1.36
Net investment income	0.19	0.28	0.12	0.16	0.56
Portfolio turnover (%)	54 [3]	20 [4]	22	21 [4]	31

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes in-kind transactions.
[4]	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       26

Class R4 Shares Period ended	10-31-17	10-31-16	10-31-15	10-31-14	10-31-13
Per share operating performance
Net asset value, beginning of period	$43.91	$44.37	$40.80	$36.12	$28.47
Net investment income[1]	0.30	0.29	0.22	0.21	0.29
Net realized and unrealized gain (loss) on investments	11.09	(0.08)	3.52	4.73	7.66
Total from investment operations	11.39	0.21	3.74	4.94	7.95
Less distributions
From net investment income	(0.23)	(0.16)	(0.17)	(0.26)	(0.30)
From net realized gain	(1.31)	(0.51)	—	—	—
Total distributions	(1.54)	(0.67)	(0.17)	(0.26)	(0.30)
Net asset value, end of period	$53.76	$43.91	$44.37	$40.80	$36.12
Total return (%)[2]	26.53	0.47	9.21	13.76	28.19
Ratios and supplemental data
Net assets, end of period (in millions)	$3	$2	$3	$3	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	1.04	1.04	1.04	1.05	1.06
Expenses including reductions	0.93	0.93	0.93	0.94	0.95
Net investment income	0.61	0.69	0.51	0.54	0.90
Portfolio turnover (%)	54 [3]	20 [4]	22	21 [4]	31

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes in-kind transactions.
[4]	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       27

Class R5 Shares Period ended	10-31-17	10-31-16	10-31-15	10-31-14	10-31-13
Per share operating performance
Net asset value, beginning of period	$44.20	$44.64	$41.03	$36.31	$28.61
Net investment income[1]	0.38	0.38	0.30	0.29	0.37
Net realized and unrealized gain (loss) on investments	11.18	(0.08)	3.54	4.75	7.69
Total from investment operations	11.56	0.30	3.84	5.04	8.06
Less distributions
From net investment income	(0.31)	(0.23)	(0.23)	(0.32)	(0.36)
From net realized gain	(1.31)	(0.51)	—	—	—
Total distributions	(1.62)	(0.74)	(0.23)	(0.32)	(0.36)
Net asset value, end of period	$54.14	$44.20	$44.64	$41.03	$36.31
Total return (%)[2]	26.77	0.68	9.44	13.96	28.47
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$1	$2	$2	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	0.74	0.75	0.74	0.75	0.76
Expenses including reductions	0.73	0.74	0.73	0.74	0.76
Net investment income	0.77	0.90	0.71	0.74	1.14
Portfolio turnover (%)	54 [3]	20 [4]	22	21 [4]	31

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes in-kind transactions.
[4]	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       28

Class R6 Shares Period ended	10-31-17	10-31-16	10-31-15	10-31-14	10-31-13
Per share operating performance
Net asset value, beginning of period	$44.21	$44.64	$41.04	$36.33	$28.61
Net investment income[1]	0.28	0.40	0.31	0.32	0.38
Net realized and unrealized gain (loss) on investments	11.31	(0.07)	3.55	4.74	7.70
Total from investment operations	11.59	0.33	3.86	5.06	8.08
Less distributions
From net investment income	(0.33)	(0.25)	(0.26)	(0.35)	(0.36)
From net realized gain	(1.31)	(0.51)	—	—	—
Total distributions	(1.64)	(0.76)	(0.26)	(0.35)	(0.36)
Net asset value, end of period	$54.16	$44.21	$44.64	$41.04	$36.33
Total return (%)[2]	26.86	0.76	9.49	14.02	28.56
Ratios and supplemental data
Net assets, end of period (in millions)	$975	$12	$10	$4	— [3]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.69	0.70	0.70	0.70	0.72
Expenses including reductions	0.68	0.68	0.68	0.68	0.71
Net investment income	0.57	0.93	0.74	0.82	1.17
Portfolio turnover (%)	54 [4]	20 [5]	22	21 [5]	31

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.
[4]	Excludes in-kind transactions.
[5]	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       29

Class NAV Shares Period ended	10-31-17	[1]
Per share operating performance
Net asset value, beginning of period	$47.04
Net investment income[2]	0.35
Net realized and unrealized gain on investments	6.76
Total from investment operations	7.11
Net asset value, end of period	$54.15
Total return (%)[3]	15.11	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$1,152
Ratios (as a percentage of average net assets):
Expenses before reductions	0.68	[5]
Expenses including reductions	0.67	[5]
Net investment income	0.94	[5]
Portfolio turnover (%)	54	[6,7]

[1]	The inception date for Class NAV shares is 2-8-17.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	The portfolio turnover is shown for the period from 11-1-16 to 10-31-17.
[7]	Excludes in-kind transactions.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       30

Notes to financial statements

Note 1 — Organization

John Hancock Fundamental Large Cap Core Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R1, Class R2, Class R3, Class R4 and Class R5 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       31

securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of October 31, 2017, by major security category or type:

	Total value at 10-31-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Consumer discretionary	1,139,057,398	$1,139,057,398	—	—
Consumer staples	228,717,514	172,591,106	$56,126,408	—
Energy	207,318,062	207,318,062	—	—
Financials	1,384,381,629	1,384,381,629	—	—
Health care	639,947,690	639,947,690	—	—
Industrials	628,120,504	628,120,504	—	—
Information technology	743,326,619	743,326,619	—	—
Real estate	89,119,219	89,119,219	—	—
Short-term investments	57,049,000	—	57,049,000	—
Total investments in securities	$5,117,037,635	$5,003,862,227	$113,175,408	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

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Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. For the year ended October 31, 2017, the fund had no borrowings under either line of credit. Commitment fees for the year ended October 31, 2017, were $15,293.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

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The tax character of distributions for the years ended October 31, 2017 and 2016 was as follows:

	October, 31 2017	October, 31 2016
Ordinary income	$26,450,432	$13,606,304
Long-term capital gain	139,431,847	45,507,479
Total	$165,882,279	$59,113,783

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2017, the components of distributable earnings on a tax basis consisted of $120,974,996 of undistributed ordinary income and $289,190,129 of undistributed long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a monthly management fee to the Advisor, equivalent on an annual basis, to the sum of: a) 0.625% of the first $3 billion of the fund's average daily net assets and b) 0.600% of the fund's average daily net assets in excess of $3 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2017, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive and/or reimburse a portion of the fund's total operating expenses for Class B, Class C, and Class I shares of the fund to the extent they exceed 1.82%, 1.82%, and 0.78%, respectively, of the average annual net assets (on an annualized basis) attributable to each class. These waivers and/or reimbursements exclude taxes, brokerage commissions, interest expense, acquired fund fees and expenses paid indirectly, short dividend expense, litigation and indemnification expenses not incurred in the ordinary course of the fund's business, borrowing costs, and prime

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brokerage fees. The waivers and/or reimbursements will continue in effect until February 28, 2018, unless renewed by mutual agreement of the fund and Advisor based upon determination of that this is appropriate under the circumstances at the time.

Prior to March 1, 2017, the Advisor contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceeded 0.00% of average annual net assets.

For the year ended October 31, 2017, these expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$124,189	Class R3	$249
Class B	2,851	Class R4	216
Class C	23,937	Class R5	154
Class I	111,782	Class R6	90,642
Class R1	647	Class NAV	66,850
Class R2	256	Total	$421,773

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees incurred for the year ended October 31, 2017 were equivalent to a net annual effective rate of 0.61% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C, Class R1, Class R2, Class R3 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R1, Class R2, Class R3, Class R4 and Class R5, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.25%	—	Class R2	0.25%	0.25%
Class B	1.00%	—	Class R3	0.50%	0.15%
Class C	1.00%	—	Class R4	0.25%	0.10%
Class R1	0.50%	0.25%	Class R5	—	0.05%

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on February 28, 2018, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $2,723 for Class R4 shares for the year ended October 31, 2017.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $1,971,597 for the year ended October 31, 2017. Of this amount, $318,170 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,562,531 was paid as sales commissions to broker-dealers and $90,896 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00%

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sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2017, CDSCs received by the Distributor amounted to $8,233, $13,667 and $25,439 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$3,918,219	$1,835,362
Class B	360,498	42,390
Class C	3,021,633	353,814
Class I	—	1,514,879
Class R1	60,039	1,153
Class R2	15,901	452
Class R3	20,228	440
Class R4	9,521	384
Class R5	965	270
Class R6	—	81,405
Total	$7,407,004	$3,830,549

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the years ended October 31, 2017 and 2016 were as follows:

		Year ended 10-31-17		Year ended 10-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	3,264,922	$154,397,794	4,791,800	$194,758,270
Issued in reorganization (Note 9)	—	—	205,559	7,416,669
Distributions reinvested	1,130,753	50,307,116	538,679	22,780,744
Repurchased	(8,977,782)	(419,229,333)	(7,709,370)	(315,750,367)
Net decrease	(4,582,107)	($214,524,423)	(2,173,332)	($90,794,684)

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		Year ended 10-31-17		Year ended 10-31-16
	Shares	Amount	Shares	Amount
Class B shares
Sold	22,417	$919,908	37,876	$1,404,021
Distributions reinvested	28,824	1,159,606	18,861	725,769
Repurchased	(483,229)	(20,609,223)	(655,754)	(24,160,449)
Net decrease	(431,988)	($18,529,709)	(599,017)	($22,030,659)
Class C shares
Sold	699,560	$29,838,549	988,676	$36,436,117
Distributions reinvested	188,998	7,601,487	84,172	3,238,094
Repurchased	(1,946,133)	(82,960,217)	(1,553,438)	(57,466,476)
Net decrease	(1,057,575)	($45,520,181)	(480,590)	($17,792,265)
Class I shares
Sold	16,691,861	$819,198,503	14,438,709	$612,685,943
Issued in reorganization (Note 9)	—	—	1,196,021	44,809,997
Distributions reinvested	357,033	16,519,894	112,899	4,956,256
Repurchased	(36,556,765)	(1,800,678,005)	(18,159,466)	(764,153,551)
Net decrease	(19,507,871)	($964,959,608)	(2,411,837)	($101,701,355)
Class R1 shares
Sold	74,280	$3,627,416	77,163	$3,198,216
Distributions reinvested	1,918	87,730	765	33,275
Repurchased	(77,745)	(3,770,183)	(72,768)	(3,067,899)
Net increase (decrease)	(1,547)	($55,037)	5,160	$163,592
Class R2 shares
Sold	33,654	$1,674,540	25,224	$1,035,550
Distributions reinvested	1,707	78,827	555	24,342
Repurchased	(33,710)	(1,706,228)	(14,028)	(582,738)
Net increase	1,651	$47,139	11,751	$477,154
Class R3 shares
Sold	27,764	$1,366,830	43,422	$1,801,555
Distributions reinvested	1,641	75,243	419	18,227
Repurchased	(11,867)	(589,762)	(25,714)	(1,082,165)
Net increase	17,538	$852,311	18,127	$737,617
Class R4 shares
Sold	9,359	$467,432	6,740	$283,588
Distributions reinvested	1,895	87,342	962	42,103
Repurchased	(9,803)	(464,899)	(13,644)	(588,914)
Net increase (decrease)	1,451	$89,875	(5,942)	($263,223)
Class R5 shares
Sold	20,828	$1,024,936	13,795	$602,810
Distributions reinvested	1,054	48,823	713	31,339
Repurchased	(6,239)	(295,954)	(21,678)	(939,065)
Net increase (decrease)	15,643	$777,805	(7,170)	($304,916)

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		Year ended 10-31-17		Year ended 10-31-16
	Shares	Amount	Shares	Amount
Class R6 shares
Sold	45,161,698	$2,152,901,8902	78,391	$3,307,486
Distributions reinvested	877,872	40,654,268	3,746	164,596
Repurchased	(28,308,615)	(1,336,235,773)	(20,607)	(882,581)
Net increase	17,730,955	$857,320,385	61,530	$2,589,501
Class NAV shares[1]
Sold	24,710,346	$1,163,214,825	—	—
Repurchased	(3,439,265)	(175,130,891)	—	—
Net increase	21,271,081	$988,083,934	—	—
Total net increase (decrease)	13,457,231	$603,582,491	(5,581,320)	($228,919,238)

1The inception date for Class NAV shares is 2-8-17.

2Includes in-kind purchase of approximately $1,135,000,000 by affiliates of the Fund. The cost basis of the contributed securities is equal to the market value of the securities on the date of the subscription.

Affiliates of the fund owned 100% of shares of Class NAV, on October 31, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments and in-kind transactions, amounted to $2,479,391,150 and $3,111,367,473, respectively, for the year ended October 31, 2017.

Note 7 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At October 31, 2017, funds within the John Hancock group of funds complex held 22.7% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	8.2%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	5.8%

Note 8 — Interfund trading

The fund is permitted to purchase or sell securities from or to certain other affiliated funds, as set forth in Rule 17a-7 of the 1940 Act, under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund that is or could be considered an affiliate complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2017 the fund engaged in purchases amounting to $70,366,426.

Note 9 — Reorganization

On January 19, 2016, the shareholders of John Hancock Funds II (JHF II) John Hancock Large Cap Core Fund (the Acquired Fund) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of the John Hancock Investment Trust (JHIT) Large Cap Equity Fund (the Fund and the Acquiring Fund) with a value equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund with a value equal to the net assets transferred; (b) the liquidation of the Acquired Fund; and (c) the distribution to Acquired Fund's shareholders of such Acquiring Fund's shares. The reorganization was

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intended to consolidate the Acquired Fund with a fund with similar objectives and achieve economies of scale. As a result of the reorganization, the Acquiring Fund is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Fund or its shareholders. Thus, the investments were transferred to the Acquiring Fund at the Acquired Fund's identified cost. All distributable amounts of net income and realized gains from the Acquired Fund were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Fund. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on February 5, 2016. The following outlines the reorganization:

Acquiring Fund	Acquired Fund	Net asset value of the Acquired Fund	Appreciation of the Acquired Fund investment	Shares redeemed by the Acquired Fund	Shares issued by the Acquiring Fund	Acquiring Fund net assets prior to combination	Acquiring Fund total net assets after combination
JHIT Large Cap Equity Fund*	JHF II Fundamental Large Cap Core Fund	$52,226,666	$1,156,489	3,984,629	1,401,580	$3,310,447,915	$3,362,674,581

*JHIT Large Cap Equity Fund changed its name to JHIT Fundamental Large Cap Core Fund on March 1, 2016.

See Note 5 for capital shares issued in connection with the above referenced reorganization.

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Fundamental Large Cap Core Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Fundamental Large Cap Core Fund (the "Fund") as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 19, 2017

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2017.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $139,431,847 in capital gain dividends.

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Fundamental Large Cap Core Fund (formerly known as John Hancock Large Cap Equity Fund) (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 19-22, 2017 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 22-24, 2017.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 19-22, 2017, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

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Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risk with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
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The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index for the one- and three-year periods and outperformed its benchmark index for the five- and ten-year periods ended December 31, 2016. The Board also noted that the fund outperformed its peer group average for the one-, three-, five- and ten-year periods ended December 31, 2016. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark index for the five- and ten-year periods and to the peer group for the one-, three-, five- and ten-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of those services provided to the fund under the Advisory Agreement.

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Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;
(k)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit
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shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the

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independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	223
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	223
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	223
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1994	223
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	223
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	223
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	223
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	223

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	1994	223
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	223
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	223

President and Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

James R. Boyle, Born: 1959	2015	223
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2012	223
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

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Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 38 other John Hancock funds consisting of 28 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
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Shareholder meeting

The Fund held a Special Meeting of Shareholders on May 15, 2017. The following proposal was considered by the shareholders:

Proposal: To approve certain fundamental investment restrictions and to approve the elimination of certain fundamental restrictions as shown below:

THE PROPOSAL PASSED ON May 15, 2017.

Proposal		For	Against	Abstain
Approve fundamental investment restrictions regarding:
(a)	Concentration	53,352,169.071	995,289.027	1,701,251.764
(b)	Borrowing	53,016,048.965	1,307,707.061	1,724,953.836
(c)	Underwriting	53,272,105.649	1,030,195.012	1,746,409.201
(d)	Real Estate	53,192,281.398	1,132,679.273	1,723,749.191
(e)	Commodities	52,988,906.707	1,336,212.671	1,723,590.484
(f)	Loans	53,066,911.633	1,231,004.996	1,750,793.233
(g)	Senior Securities	53,200,288.786	1,129,730.877	1,718,690.199
(h)	Diversification;	53,283,469.180	1,076,835.097	1,688,405.585
and approve the elimination of fundamental restrictions previously required under state "blue sky" laws regarding:
(i)	Margin Investment and Short Selling	51,230,624.629	2,846,002.545	1,972,082.688
(j)	Trustee and Officer Ownership	52,300,308.027	1,791,131.940	1,957,269.895
(k)	Unseasoned Companies	52,503,831.712	1,560,672.179	1,984,205.971

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       52

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       53

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Core

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Fundamental Large Cap Core Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF410668	50A 10/17 12/17

John Hancock

Enduring Assets Fund

Annual report 10/31/17

A message to shareholders

Dear shareholder,

Wherever stock investors look today, the markets seem to exhibit undiminished strength, as evidenced by the fact that the Dow Jones Industrial Average, the S&P 500 Index, and the NASDAQ Composite Index reached and then surpassed all-time highs several times during the period. Economic and corporate data has continued to underpin investor optimism. Corporate earnings have generally been solid, with a weaker dollar helping to boost results for U.S.-based multinationals.

While stock markets continue their rise, investors have reason to be vigilant. U.S. stocks haven't experienced a drop of 10% in more than 21 months, and 16 months have passed since the last 5% pullback. This degree of calm in a rising market is rare, and history suggests stormier market conditions could be brewing. As the bull market advances, many stocks are moving deeper into overvalued territory, suggesting that market leaders could be vulnerable to any setbacks.

Given the risks of overvaluation, investors would do well to consider their options for diversification. Maintaining a diversified portfolio of stocks, bonds, and alternatives, alongside a disciplined investment program, is one approach that has stood the test of time. As always, your best resource to prepare for any market condition is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable disappointments that can interrupt any market rise.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly into an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Enduring Assets Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
14	Financial statements
17	Financial highlights
22	Notes to financial statements
30	Auditor's report
31	Tax information
32	Continuation of investment advisory and subadvisory agreements
38	Trustees and Officers
42	More information

ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks total return from capital appreciation and income, with an emphasis on absolute returns over a full market cycle.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/17 (%)

Class A shares (without sales charge)
MSCI AC World Index
Morningstar infrastructure fund category average
23.86
14.35
14.29
8.51
5.58
4.21
8.58
7.11
1 year
3 year
Since inception (12/20/13)

The MSCI AC World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets and emerging markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

The world equity markets delivered robust gains

Accelerating global growth and rising corporate earnings helped fuel a strong advance of the fund's benchmark, the MSCI AC World Index.

Positive absolute returns for the fund

While the fund generated a gain on the strength of individual stock selection, it underperformed the index.

The fund's defensive positioning detracted in the rising market

The growth style outpaced value by a wide margin, creating a headwind for relative performance.

SECTOR COMPOSITION AS OF 10/31/17 (%)

A note about risks

Since the fund is not managed to track a benchmark, its multiple strategies and focus on investments in certain sectors may lead it to lag broad market rallies. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors, and investments focused on one sector may fluctuate more widely than investments diversified across sectors. Master limited partnerships and other energy companies are susceptible to changes in energy and commodity prices. Natural resource investments are subject to political and regulatory developments and the uncertainty of exploration. The stock prices of midsize and small companies can change more frequently and dramatically than those of large companies. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Real estate investment trusts may decline in value, just like direct ownership of real estate. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       3

Discussion of fund performance

An interview with Portfolio Manager G. Thomas Levering, Wellington Management Company LLP

G. Thomas Levering
Portfolio Manager
Wellington Management Company LLP

How would you describe the market environment during the 12 months ended October 31, 2017?

Global equities performed very well during the year, as measured by the 23.86% return of the fund's benchmark, the MSCI AC World Index. Stocks were propelled by the notable acceleration in global growth, highlighted by a stronger-than-expected expansion in Europe and the emerging markets. Corporate earnings rose in kind, particularly for sectors with above-average economic sensitivity. In the United States, Donald Trump's presidential election victory provided an added tailwind to the market by raising the prospect of lower taxes and reduced regulation. Together, these developments contributed to a hearty increase in investors' appetite for risk. Growth stocks performed especially well, led by the technology sector. Conversely, the shares of asset-rich companies with above-average dividends generally lagged.

Can you review your investment approach?

We invest the fund in companies with physical assets that have very long economic lives, typically measured in decades. These assets tend to have a built-in competitive advantage because they produce attractive returns that are set by regulations or long-term contracts. Examples include electric, gas, and water networks; power-generation plants; oil and gas pipelines; and transportation infrastructure; as well as the real estate, telecommunications, and natural resources sectors. Our primary valuation metric is intrinsic return, a measure of annualized value creation that evaluates companies based on their free cash flow, the net present value of their investments, and the net present value of their pricing power.

How did the fund's broader positioning affect its results?

The fund's Class A shares generated a healthy return of 14.35% (excluding sales charges) for the period. While consistent with our goal of delivering positive absolute returns over the long run, this gain nonetheless fell short of the benchmark. Our investment approach leads us to hold overweight positions in the utilities, telecommunications, real estate, energy, and infrastructure sectors, all of which lagged in a time when investors demonstrated a clear preference for faster-growing, more

ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       4

richly valued companies. The fund's average weighting of over 50% of assets in utility stocks, which compares with a benchmark weighting of just over 3%, was particularly detrimental given that utilities trailed the index by nearly nine percentage points.

When assessing fund performance, it's important to keep in mind that the portfolio—which is not managed to track the benchmark—tends to invest in stocks with defensive properties. As a result, it may not keep pace with the broader market when stocks rally to the extent that they did in the past 12 months. However, we are encouraged that the companies in the portfolio continued to increase their earnings, cash flow, and dividends. We believe the collective intrinsic return of the fund's investments is consistent with our objective of attractive absolute returns and longer-term outperformance.

Which holdings were key detractors from performance?

The top detractors included BT Group PLC, SES SA, and Enbridge, Inc. BT Group, a U.K.-based telecommunications operator, struggled in the second quarter of 2017 due to concerns about the costs related to an investigation into improper accounting in its Italian unit. In addition, weakness in the company's international business dampened its performance. We added to the holding based on our view that BT Group has a solid balance sheet, a strong position in its main domestic market, and multiple avenues through which to expand its free cash flow.

SES, a Luxembourg-based provider of satellite communications, stumbled early in 2017 due to concerns about rising competition and weaker-than-expected results driven by its video and data operations. We exited the position near the end of the period.

Shares of the Canadian pipeline operator Enbridge also detracted. Oil pipelines have faced increased pressure from environmental groups, especially in the Canadian oil sands region where Enbridge has significant exposure. While we have some concerns regarding Enbridge's oil exposure,

TOP 10 HOLDINGS AS OF 10/31/17 (%)

NextEra Energy, Inc.	4.8
Iberdrola SA	4.4
UGI Corp.	4.4
E.ON SE	4.2
American Tower Corp.	4.1
Avangrid, Inc.	4.1
ENN Energy Holdings, Ltd.	4.0
Equity LifeStyle Properties, Inc.	3.8
TransCanada Corp.	3.8
Enel SpA	3.8
TOTAL	41.4
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       5

the company recently expanded its natural gas business through a merger. We also remain comfortable with Enbridge's growth and dividend, and we retained the position at the end of October.

Which individual stocks helped the fund's performance?

The top contributors to performance included E. ON SE, ENN Energy Holdings, and Enel SpA. E. ON SE, a German multi-utility company that operates primarily in Europe, moved significantly higher on news that a nuclear fuel storage agreement with the German government is largely finalized. E.ON also announced plans to deleverage its business by reducing debt. We maintained the position at the close of the period based on our expectation for continued growth in its renewables business.

ENN Energy Holdings, Ltd., a China-based natural gas distributor, rallied due to better-than-expected profits, improved guidance, and the general strength in the country's stock market. Additionally, the company benefited from increased demand for natural gas resulting from the Chinese government's push to reduce coal consumption. We maintained the position on the belief that ENN can continue to capitalize on the rising demand for natural gas in China.

Enel SpA, an Italian multinational electric utility, benefited from the acquisition of the energy-management company EnerNOC (not held in the fund). Enel has shown the ability to grow while simultaneously deleveraging its balance sheet, which has kept us optimistic about the company's operations and strategy. We continued to hold the stock as of the end of the period.

What are some of the changes you made to the fund's portfolio during the period?

We retained a low-turnover approach given the long-term nature of the fund's underlying assets, but an emerging theme formed the basis for a notable addition to the portfolio. Cost reductions in renewable power are reducing the need for subsidies, leading to expanding market potential and

TOP 10 COUNTRIES AS OF 10/31/17 (%)

United States	27.9
Canada	9.7
China	9.5
United Kingdom	9.0
Hong Kong	8.7
Italy	6.2
Germany	5.9
France	5.9
Japan	5.1
Spain	4.4
TOTAL	92.3
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       6

growing political support. Accordingly, we added to the fund's position in China Longyuan Power Co., Ltd.—China's largest wind farm operator—in the second calendar quarter. We subsequently initiated a position in Huaneng Renewables Co. Ltd., which we believe can benefit from improved operating efficiency and lower construction costs for wind power in China. The stock fell close to a five-year low due to regulatory uncertainty, but we believe the Chinese government clearly wants renewable energy to account for a greater proportion of the country's energy mix. While these two investments relate to China, other portfolio positions reflect the global breadth of the renewable power theme.

We also purchased shares of the France-based multinational utility Engie SA based on its favorable valuation and intrinsic return profile, and we added to our position in the German renewable-energy company Innogy SE. SES, Power Assets Holdings, and UGI Corp. represented our largest sales.

We believe rising interest rates represent a potential near-term risk to the fund since its holdings tend to have above-average interest-rate sensitivity. Still, history suggests that monetary tightening tends to affect asset-rich companies when rates first start rising, but that they in fact prove quite resilient over the full rate-hike cycle. In addition, the underlying companies held in the portfolio typically have inflation adjustments and/or interest rate adjustments in their pricing arrangements. These enable the companies to pass along higher costs, which can lead to increased earnings in a rising-rate environment. We believe this characteristic represents an important, longer-term protection against the potential for rising rates.

MANAGED BY

G. Thomas Levering On the fund since 2013 Investing since 1993

The views expressed in this report are exclusively those of G. Thomas Levering, Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  OCTOBER 31, 2017

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception[1]	Since inception[1]
Class A	8.63	5.70	23.89
Class C2	12.57	6.42	27.21
Class I3	14.60	7.40	31.78
Class R6[3]	14.77	7.54	32.46
Class NAV[3]	14.78	7.57	32.57
Index†	23.86	8.58	37.45

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	1.68	2.38	1.37	1.28	1.26
Net (%)	1.48	2.18	1.17	1.08	1.06

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the MSCI AC World Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Enduring Assets Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the MSCI AC World Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2,4	12-20-13	12,721	12,721	13,745
Class I3	12-20-13	13,178	13,178	13,745
Class R6[3]	12-20-13	13,246	13,246	13,745
Class NAV[3]	12-20-13	13,257	13,257	13,745

The MSCI AC World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets and emerging markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 12-20-13
2	Class C shares were first offered on 5-16-14. The returns prior to this date are those of Class A shares, except that they do not include sales charges and would be lower if they did.
3	For certain types of investors, as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on May 1, 2017, with the same investment held until October 31, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on May 1, 2017, with the same investment held until October 31, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2017	Ending value on 10-31-2017	Expenses paid during period ended 10-31-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,087.60	$7.79	1.48%
	Hypothetical example for comparison purposes	1,000.00	1,017.70	7.53	1.48%
Class C	Actual expenses/actual returns	1,000.00	1,084.50	11.51	2.19%
	Hypothetical example for comparison purposes	1,000.00	1,014.20	11.12	2.19%
Class I	Actual expenses/actual returns	1,000.00	1,089.10	6.74	1.28%
	Hypothetical example for comparison purposes	1,000.00	1,018.80	6.51	1.28%
Class R6	Actual expenses/actual returns	1,000.00	1,089.50	5.74	1.09%
	Hypothetical example for comparison purposes	1,000.00	1,019.70	5.55	1.09%
Class NAV	Actual expenses/actual returns	1,000.00	1,089.60	5.69	1.08%
	Hypothetical example for comparison purposes	1,000.00	1,019.80	5.50	1.08%

1	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       11

Fund’s investments
AS OF 10-31-17
	Shares	Value
Common stocks 95.0%		$105,033,116
(Cost $82,652,171)
Canada 9.7%		10,760,047
Canadian National Railway Company	46,917	3,775,253
Enbridge, Inc.	73,463	2,825,387
TransCanada Corp.	87,609	4,159,407
China 9.5%		10,461,458
China Longyuan Power Group Corp., Ltd., H Shares	4,734,348	3,510,947
ENN Energy Holdings, Ltd.	606,729	4,452,364
Huaneng Renewables Corp., Ltd., H Shares	7,264,079	2,498,147
France 5.9%		6,492,464
Engie SA	155,231	2,623,722
Vinci SA (A)	39,486	3,868,742
Germany 5.9%		6,580,089
E.ON SE	390,689	4,627,490
Innogy SE (B)	41,986	1,952,599
Hong Kong 8.7%		9,651,250
Beijing Enterprises Holdings, Ltd.	532,010	3,162,936
CK Infrastructure Holdings, Ltd.	380,423	3,312,372
Guangdong Investment, Ltd.	2,192,106	3,175,942
Italy 6.2%		6,804,428
Enel SpA	669,484	4,151,918
Snam SpA	519,505	2,652,510
Japan 5.1%		5,625,980
NTT DOCOMO, Inc.	168,495	4,080,737
Osaka Gas Company, Ltd.	79,779	1,545,243
Spain 4.4%		4,912,185
Iberdrola SA	607,868	4,912,185
Switzerland 2.7%		3,012,256
Flughafen Zurich AG	13,851	3,012,256
United Kingdom 9.0%		9,919,278
BT Group PLC	951,006	3,276,720
Severn Trent PLC	104,469	2,929,249
SSE PLC	202,185	3,713,309
United States 27.9%		30,813,681
American Tower Corp.	31,628	4,543,995
Avangrid, Inc. (A)	87,396	4,520,995
Comcast Corp., Class A	93,168	3,356,843
Equity LifeStyle Properties, Inc.	47,187	4,175,106
12	JOHN HANCOCK Enduring Assets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
United States (continued)
NextEra Energy Partners LP	7,215	$283,838
NextEra Energy, Inc.	33,952	5,264,937
Sempra Energy	32,080	3,769,400
UGI Corp.	102,352	4,898,567

	Yield (%)	Shares	Value
Securities lending collateral 4.3%			$4,753,837
(Cost $4,753,988)
John Hancock Collateral Trust (C)	1.1946(D)	475,118	4,753,837
Short-term investments 4.6%			$5,122,031
(Cost $5,122,031)
Money market funds 0.9%			1,022,031
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.9569(D)	1,022,031	1,022,031

	Par value^	Value
Repurchase agreement 3.7%		4,100,000
Royal Bank of Scotland Tri-Party Repurchase Agreement dated 10-31-17 at 1.040% to be repurchased at $4,100,118 on 11-1-17, collateralized by $4,180,000 U.S. Treasury Notes, 1.000% due 2-15-18 (valued at $4,185,928, including interest)	4,100,000	4,100,000

Total investments (Cost $92,528,190) 103.9%	$114,908,984
Other assets and liabilities, net (3.9%)	(4,284,458)
Total net assets 100.0%	$110,624,526

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
(A)	A portion of this security is on loan as of 10-31-17.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(D)	The rate shown is the annualized seven-day yield as of 10-31-17.
At 10-31-17, the aggregate cost of investments for federal income tax purposes was $94,543,368. Net unrealized appreciation aggregated to $20,365,616, of which $22,892,858 related to gross unrealized appreciation and $2,527,242 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Enduring Assets Fund	13

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-17

Assets
Unaffiliated investments, at value (Cost $87,774,202) including $4,567,420 of securities loaned	$110,155,147
Affiliated investments, at value (Cost $4,753,988)	4,753,837
Foreign currency, at value (Cost $68,914)	68,211
Receivable for investments sold	1,464,734
Receivable for fund shares sold	70,861
Dividends and interest receivable	136,957
Receivable for securities lending income	3,450
Other receivables and prepaid expenses	35,588
Total assets	116,688,785
Liabilities
Payable for investments purchased	1,201,007
Payable for fund shares repurchased	51,801
Payable upon return of securities loaned	4,754,053
Payable to affiliates
Accounting and legal services fees	1,654
Transfer agent fees	645
Trustees' fees	178
Other liabilities and accrued expenses	54,921
Total liabilities	6,064,259
Net assets	$110,624,526
Net assets consist of
Paid-in capital	$89,761,752
Undistributed net investment income	145,854
Accumulated net realized gain (loss) on investments and foreign currency transactions	(1,662,969)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	22,379,889
Net assets	$110,624,526

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($5,449,097 ÷ 446,705 shares)[1]	$12.20
Class C ($626,134 ÷ 51,714 shares)[1]	$12.11
Class I ($1,323,483 ÷ 108,414 shares)	$12.21
Class R6 ($1,295,465 ÷ 105,883 shares)	$12.23
Class NAV ($101,930,347 ÷ 8,331,970 shares)	$12.23
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$12.84

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       14

STATEMENT OF OPERATIONS  For the year ended 10-31-17

Investment income
Dividends	$3,630,899
Non-cash dividends	352,931
Interest	32,787
Securities lending	9,560
Less foreign taxes withheld	(183,150)
Total investment income	3,843,027
Expenses
Investment management fees	1,223,758
Distribution and service fees	18,242
Accounting and legal services fees	26,191
Transfer agent fees	6,197
Trustees' fees	2,310
State registration fees	53,768
Printing and postage	28,811
Professional fees	39,575
Custodian fees	33,507
Other	13,020
Total expenses	1,445,379
Less expense reductions	(231,362)
Net expenses	1,214,017
Net investment income	2,629,010
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	857,690
Affiliated investments	(216)
857,474
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	11,393,741
Affiliated investments	(151)
11,393,590
Net realized and unrealized gain	12,251,064
Increase in net assets from operations	$14,880,074

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       15

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-17	Year ended 10-31-16
Increase (decrease) in net assets
From operations
Net investment income	$2,629,010	$2,791,642
Net realized gain (loss)	857,474	(1,065,898)
Change in net unrealized appreciation (depreciation)	11,393,590	2,628,891
Increase in net assets resulting from operations	14,880,074	4,354,635
Distributions to shareholders
From net investment income
Class A	(94,033)	(49,252)
Class C	(8,302)	(5,851)
Class I	(8,641)	(52,182)
Class R6	(30,202)	(9,502)
Class NAV	(2,538,226)	(2,518,747)
Total distributions	(2,679,404)	(2,635,534)
From fund share transactions	(24,276,701)	(21,666,868)
Total decrease	(12,076,031)	(19,947,767)
Net assets
Beginning of year	122,700,557	142,648,324
End of year	$110,624,526	$122,700,557
Undistributed net investment income	$145,854	$190,288

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       16

Financial highlights

Class A Shares Period ended	10-31-17	10-31-16	10-31-15	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.89	$10.70	$10.99	$10.00
Net investment income[2]	0.24	0.19	0.10	0.10	[3]
Net realized and unrealized gain (loss) on investments	1.31	0.20	(0.17)	0.98
Total from investment operations	1.55	0.39	(0.07)	1.08
Less distributions
From net investment income	(0.24)	(0.20)	(0.22)	(0.09)
Net asset value, end of period	$12.20	$10.89	$10.70	$10.99
Total return (%)[4,5]	14.35	3.64	(0.69)	10.80	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$5	$3	$5	$7
Ratios (as a percentage of average net assets):
Expenses before reductions	1.69	1.75	1.85	2.28	[7]
Expenses including reductions	1.49	1.68	1.83	1.90	[7]
Net investment income	2.06	1.79	0.95	1.10	[3,7]
Portfolio turnover (%)	14	35	35	17

[1]	Period from 12-20-13 (commencement of operations) to 10-31-14.
[2]	Based on average daily shares outstanding.
[3]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.15 and 1.39%, respectively.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Total returns would have been lower had certain expenses not been reduced during the period.
[6]	Not annualized.
[7]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       17

Class C Shares Period ended	10-31-17	10-31-16	10-31-15	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.81	$10.64	$11.00	$10.80
Net investment income (loss)[2]	0.15	0.12	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	1.31	0.19	(0.14)	0.28
Total from investment operations	1.46	0.31	(0.17)	0.26
Less distributions
From net investment income	(0.16)	(0.14)	(0.19)	(0.06)
Net asset value, end of period	$12.11	$10.81	$10.64	$11.00
Total return (%)[3,4]	13.57	2.94	(1.58)	2.43	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	— [6]	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	2.39	2.45	3.18	3.49	[7]
Expenses including reductions	2.19	2.36	2.60	2.60	[7]
Net investment income (loss)	1.32	1.11	(0.29)	(0.40	) [7]
Portfolio turnover (%)	14	35	35	17	[8]

[1]	The inception date for Class C shares is 5-16-14.
[2]	Based on average daily shares outstanding.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Total returns would have been lower had certain expenses not been reduced during the period.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
[8]	The portfolio turnover is shown for the period from 12-20-13 to 10-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       18

Class I Shares Period ended	10-31-17	10-31-16	10-31-15	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.91	$10.71	$11.00	$10.00
Net investment income[2]	0.18	0.24	0.14	0.24	[3]
Net realized and unrealized gain (loss) on investments	1.40	0.18	(0.19)	0.87
Total from investment operations	1.58	0.42	(0.05)	1.11
Less distributions
From net investment income	(0.28)	(0.22)	(0.24)	(0.11)
Net asset value, end of period	$12.21	$10.91	$10.71	$11.00
Total return (%)[4]	14.60	3.98	(0.44)	11.07	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$4	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.38	1.44	6.36	15.29	[7]
Expenses including reductions	1.17	1.26	1.52	1.60	[7]
Net investment income	1.61	2.21	1.26	2.58	[7]
Portfolio turnover (%)	14	35	35	17

[1]	Period from 12-20-13 (commencement of operations) to 10-31-14.
[2]	Based on average daily shares outstanding.
[3]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.15 and 1.39%, respectively.
[4]	Total returns would have been lower had certain expenses not been reduced during the period.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       19

Class R6 Shares Period ended	10-31-17	10-31-16	10-31-15	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.92	$10.72	$11.00	$10.00
Net investment income[2]	0.28	0.25	0.16	0.29	[3]
Net realized and unrealized gain (loss) on investments	1.32	0.18	(0.18)	0.82
Total from investment operations	1.60	0.43	(0.02)	1.11
Less distributions
From net investment income	(0.29)	(0.23)	(0.26)	(0.11)
Net asset value, end of period	$12.23	$10.92	$10.72	$11.00
Total return (%)[4]	14.77	4.08	(0.22)	11.13	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.29	1.34	7.86	20.14	[7]
Expenses including reductions	1.08	1.18	1.34	1.50	[7]
Net investment income	2.42	1.29	1.46	3.15	[3,7]
Portfolio turnover (%)	14	35	35	17

[1]	Period from 12-20-13 (commencement of operations) to 10-31-14.
[2]	Based on average daily shares outstanding.
[3]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.15 and 1.39%, respectively.
[4]	Total returns would have been lower had certain expenses not been reduced during the period.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       20

Class NAV Shares Period ended	10-31-17	10-31-16	10-31-15	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.92	$10.72	$11.01	$10.00
Net investment income[2]	0.27	0.24	0.15	0.28	[3]
Net realized and unrealized gain (loss) on investments	1.33	0.19	(0.18)	0.85
Total from investment operations	1.60	0.43	(0.03)	1.13
Less distributions
From net investment income	(0.29)	(0.23)	(0.26)	(0.12)
Net asset value, end of period	$12.23	$10.92	$10.72	$11.01
Total return (%)[4]	14.78	4.09	(0.28)	11.28	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$102	$113	$137	$149
Ratios (as a percentage of average net assets):
Expenses before reductions	1.28	1.33	1.35	1.38	[6]
Expenses including reductions	1.07	1.26	1.34	1.37	[6]
Net investment income	2.38	2.21	1.41	3.03	[3,6]
Portfolio turnover (%)	14	35	35	17

[1]	Period from 12-20-13 (commencement of operations) to 10-31-14.
[2]	Based on average daily shares outstanding.
[3]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.15 and 1.39%, respectively.
[4]	Total returns would have been lower had certain expenses not been reduced during the period.
[5]	Not annualized.
[6]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       21

Notes to financial statements

Note 1 — Organization

John Hancock Enduring Assets Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek total return from capital appreciation and income, with an emphasis on absolute returns over a full market cycle.

The fund may offer multiple classes of shares. The shares currently offered by the fund are detailed in the Statements of assets and liabilities. Class A and Class C are open to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2

ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       22

includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of October 31, 2017, by major security category or type:

	Total value at 10-31-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Canada	$10,760,047	$10,760,047	—	—
China	10,461,458	—	$10,461,458	—
France	6,492,464	—	6,492,464	—
Germany	6,580,089	—	6,580,089	—
Hong Kong	9,651,250	—	9,651,250	—
Italy	6,804,428	—	6,804,428	—
Japan	5,625,980	—	5,625,980	—
Spain	4,912,185	—	4,912,185	—
Switzerland	3,012,256	—	3,012,256	—
United Kingdom	9,919,278	—	9,919,278	—
United States	30,813,681	30,813,681	—	—
Securities lending collateral	4,753,837	4,753,837	—	—
Short-term investments	5,122,031	1,022,031	4,100,000	—
Total investments in securities	$114,908,984	$47,349,596	$67,559,388	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for

ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       23

dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of October 31, 2017, the fund loaned securities valued at $4,567,420 and received $4,754,053 of cash collateral.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar

ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       24

agreement that enabled it to participate in a $1 billion unsecured committed line of credit. For the year ended October 31, 2017, the fund had no borrowings under either line of credit. Commitment fees for the year ended October 31, 2017 were $3,034.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly and capital gain distributions, if any, annually.

The tax character of distributions for the years ended October 31, 2017 and 2016 was as follows:

	October 31, 2017	October 31, 2016
Ordinary income	$2,679,404	$2,635,534

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2017, the components of distributable earnings on a tax basis consisted of $145,853 of undistributed ordinary income and $352,209 of long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

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Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis, to the sum of: (a) 1.100% of the first $250 million of the fund's average daily net assets; and (b) 1.050% of the fund's average daily net assets in excess of $250 million. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2017, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor contractually agreed to reduce its management fee by an annual rate of 0.20% of the fund's average daily net assets. This agreement expires on February 28, 2018, unless renewed by mutual agreement of the fund and the advisor based upon a determination that is appropriate under the circumstances at that time.

Prior to March 1, 2017, the Advisor had contractually agreed to limit the fund's total expenses, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, short dividend expense and acquired fund fees to 2.60% for Class C shares of the fund's average daily net assets.

Prior to March 1, 2017, the Advisor had contractually agreed to waive and/or reimburse all class specific expenses for Class R6 shares of the fund to the extent they exceeded 0.00% of average annual net assets.

For the year ended October 31, 2017, these expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$8,635	Class R6	$2,571
Class C	1,203	Class NAV	217,893
Class I	1,060	Total	$231,362

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees incurred for the year ended October 31, 2017 were equivalent to a net annual effective rate of 0.89% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual

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rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee
Class A	0.30%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $23,168 for the year ended October 31, 2017. Of this amount, $3,694 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $18,238 was paid as sales commissions to broker-dealers and $1,236 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2017, there were no CDSCs received by the Distributor for Class A and Class C shares.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$12,456	$4,820
Class C	5,786	676
Class I	—	530
Class R6	—	171
Total	$18,242	$6,197

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income
Lender	$5,444,529	1	1.250%	$189

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Note 5 — Fund share transactions

Transactions in fund shares for the years ended October 31, 2017 and 2016 were as follows:

		Year ended 10-31-17		Year ended 10-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	260,806	$2,957,323	156,582	$1,734,143
Distributions reinvested	8,027	94,033	4,430	47,819
Repurchased	(104,358)	(1,160,737)	(348,677)	(3,504,321)
Net increase (decrease)	164,475	$1,890,622	(187,665)	($1,722,359)
Class C shares
Sold	11,426	$128,722	29,765	$325,988
Distributions reinvested	500	5,845	472	5,082
Repurchased	(14,992)	(163,701)	(6,126)	(65,532)
Net increase (decrease)	(3,066)	($29,134)	24,111	$265,538
Class I shares
Sold	104,606	$1,258,127	402,597	$4,539,057
Distributions reinvested	502	5,878	4,544	49,952
Repurchased	(400,916)	(4,112,866)	(14,967)	(165,969)
Net increase (decrease)	(295,808)	($2,848,861)	392,174	$4,423,040
Class R6 shares
Sold	5,040	$61,678	97,778	$1,100,000
Distributions reinvested	2,434	28,288	633	7,164
Repurchased	(10,002)	(118,120)	—	—
Net increase (decrease)	(2,528)	($28,154)	98,411	$1,107,164
Class NAV shares
Sold	582,097	$6,589,517	441,626	$4,752,625
Distributions reinvested	219,333	2,538,226	233,765	2,518,747
Repurchased	(2,855,064)	(32,388,917)	(3,074,878)	(33,011,623)
Net decrease	(2,053,634)	($23,261,174)	(2,399,487)	($25,740,251)
Total net decrease	(2,190,561)	($24,276,701)	(2,072,456)	($21,666,868)

Affiliates of the fund owned 10% and 100% of shares of Class I and Class NAV, respectively, on October 31, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $14,546,579 and $39,960,015, respectively, for the year ended October 31, 2017.

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

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Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At October 31, 2017, funds within the John Hancock group of funds complex held 92.1% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliate concentration
John Hancock Funds II Multimanager Lifestyle Conservative Portfolio	46.5%
John Hancock Funds II Alternative Asset Allocation Portfolio	28.2%
John Hancock Funds II Multimanager Lifestyle Moderate Portfolio	17.3%

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Enduring Assets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Enduring Assets Fund (the "Fund") as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, brokers, and transfer agent, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 19, 2017

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2017.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Income derived from foreign sources was $3,009,847. The fund intends to pass through foreign tax credits of $165,959.

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Wellington Management Company LLP (the Subadvisor), for John Hancock Enduring Assets Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 19-22, 2017 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 22-24, 2017.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 19-22, 2017, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be

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based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risk with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

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Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index for the one- and three-year periods ended December 31, 2016. The Board also noted that the fund underperformed its peer group average for the one-year period and outperformed its peer group average for the three-year period ended December 31, 2016. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group for the three-year period. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds over the longer-term.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor to the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses, including that the fund's fee schedule was reduced and a fee waiver was implemented effective July 1, 2016. The Board also took into account management's discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

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Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length;
(j)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;

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(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       36

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds over the longer-term;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       37

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	223
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	223
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	223
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1994	223
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	223
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       38

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	223
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	223
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	223

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	1994	223
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       39

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	223
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	223

President and Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

James R. Boyle, Born: 1959	2015	223
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2012	223
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       40

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 38 other John Hancock funds consisting of 28 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       41

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Wellington Management Company LLP

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       42

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Core

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Enduring Assets Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF410663	438A 10/17 12/17

John Hancock

Seaport Fund

Annual report 10/31/17

A message to shareholders

Dear shareholder,

Wherever stock investors look today, the markets seem to exhibit undiminished strength, as evidenced by the fact that the Dow Jones Industrial Average, the S&P 500 Index, and the NASDAQ Composite Index reached and then surpassed all-time highs several times during the period. Economic and corporate data has continued to underpin investor optimism. Corporate earnings have generally been solid, with a weaker dollar helping to boost results for U.S.-based multinationals.

While stock markets continue their rise, investors have reason to be vigilant. U.S. stocks haven't experienced a drop of 10% in more than 21 months, and 16 months have passed since the last 5% pullback. This degree of calm in a rising market is rare, and history suggests stormier market conditions could be brewing. As the bull market advances, many stocks are moving deeper into overvalued territory, suggesting that market leaders could be vulnerable to any setbacks.

Given the risks of overvaluation, investors would do well to consider their options for diversification. Maintaining a diversified portfolio of stocks, bonds, and alternatives, alongside a disciplined investment program, is one approach that has stood the test of time. As always, your best resource to prepare for any market condition is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable disappointments that can interrupt any market rise.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly into an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Seaport Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
41	Financial statements
46	Financial highlights
51	Notes to financial statements
64	Auditor's report
65	Tax information
66	Continuation of investment advisory and subadvisory agreements
72	Trustees and Officers
76	More information

ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/17 (%)

Class A shares (without sales charge)
MSCI World Index
Morningstar long/short equity fund category average
23.46
13.16
12.09
8.75
5.57
3.44
8.83
4.57
1 year
3 year
Since inception
(12/20/13)

The MSCI World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Global equities produced hearty returns

The combination of accelerating economic growth and rising corporate earnings propelled the fund's benchmark, the MSCI World Index, to a gain of 23.46%.

The fund delivered a positive absolute return

All five of the underlying portfolios generated gains, with diversified equity and healthcare advancing the most, followed by technology, capital cycles, and financials, respectively.

The fund finished behind its benchmark

The fund's short positions declined in value as stocks rose, preventing it from fully capitalizing on the strength in global equities.

PORTFOLIO COMPOSITION AS OF 10/31/17 (%)

Common stocks	62.1
Financials	16.0
Health care	13.8
Information technology	12.1
Industrials	5.2
Consumer discretionary	5.1
Energy	3.8
Materials	1.9
Utilities	1.3
Real estate	1.2
Consumer staples	0.9
Telecommunication services	0.8
U.S. Government	13.3
Preferred securities	1.0
Purchased options	0.4
Term loans	0.1
Short-term investments and other	23.1
TOTAL	100.0
As a percentage of net assets.

A note about risks

Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Using derivatives may result in a leveraged portfolio. Synthetic short exposures involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Leveraging, short positions, and a non-diversified portfolio focused in a few sectors increases the fund's exposure to market volatility, may greatly amplify the risk of potential loss, and can increase costs. Leveraging increases a fund's losses when the value of its investments declines. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The stock prices of midsize and small companies can change more frequently and dramatically than those of large companies. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Owning an exchange-traded fund generally reflects the risks of owning the underlying securities it is designed to track, which may cause lack of liquidity, more volatility, and increased management fees. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors, and investments focused on one sector may fluctuate more widely than investments diversified across sectors. Actively trading securities can increase transaction costs and taxable distributions. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       3

Discussion of fund performance

From the Investment Management Team
Wellington Management Company LLP

Can you review the fund's investment approach?

During the reporting period, we used a multifaceted approach with allocations among five long-short equity strategies: diversified equity (27% of assets as of October 31, 2017), healthcare (23%), financials (19%), technology (16%), and capital cycles (15%). We strive to identify attractive individual stocks within each of these segments and offset some of the impact of broader market performance through certain short exposures. We believe this strategy, which combines the insight and expertise of multiple investment teams in a single portfolio, enables the fund to capitalize on various sources of potential return without being fully reliant on rising market prices to drive performance.

Late in the period, we closed out the fund's short positions in ETFs and converted to total return swap positions. We also converted a portion of the fund's long exposure to swaps to maintain its overall positioning. Our underlying strategies did not change as a result of this shift, and the expected net and gross exposures remained consistent. We made this change in order to diversify among multiple counterparties, a move we believe is in the best interest of shareholders. The conversion was completed by the end of the period.

How would you characterize the market environment during the 12 months ended October 31, 2017?

Global equities advanced during the period, as solid economic data and strong year-over-year corporate earnings growth bolstered investor sentiment. In the United States, Donald Trump's presidential election victory provided an additional boost to the market by raising the prospect of lower taxes and reduced regulation. Together, these developments contributed to a hearty increase in investors' appetite for risk. Financial stocks performed particularly well, as the postelection surge in bond yields, rising short-term interest rates, and expectations for deregulation were significant tailwinds. Information technology and industrial stocks also outperformed, while slower-growing and more defensive sectors generally lagged.

What elements of the fund's positioning helped and hurt performance?

The positive market environment provided a favorable backdrop for our long portfolio and helped the fund's Class A shares generate a robust absolute return of 13.16% (excluding sales charges). All five of the underlying portfolios finished in positive territory, with diversified equity and healthcare

ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       4

"Global equities advanced during the period, as solid economic data and strong year-over-year corporate earnings growth bolstered investor sentiment."
advancing the most, followed by technology, capital cycles, and financials, respectively. The fund finished behind the 23.46% return of its benchmark, the MSCI World Index, as its short positions in the broad stock indexes dampened results at a time of positive market returns. Hedges in healthcare also weighed on results given the sector's strong absolute return.

The fund's underweights in the consumer staples and industrials sectors detracted from performance relative to the benchmark, as did stock selection in the two groups. An underweight in consumer discretionary stocks further pressured relative results. The fund's overweights in healthcare, information technology, and financials contributed positively, as did stock selection in the three areas.

The top contributors to absolute performance in the long portfolio included Bank of America Corp., the biotechnology company Portola Pharmaceuticals, Inc., and the medical device company Align Technology, Inc. The leading absolute detractors in the long portfolio included the media company Viacom, Inc., the biopharmaceutical company Coherus Biosciences, Inc., and the Israeli company Teva Pharmaceutical Industries, Ltd. We sold the position in Viacom during the period.

How was the portfolio positioned at the end of the period?

In the fund's diversified equity strategy, we strive to capitalize on our best ideas anywhere in the global financial markets. Here, our bottom-up process seeks to identify attractively valued growth companies while accounting for macroeconomic risks. We added to the portfolio's long exposure

COUNTRY COMPOSITION AS OF 10/31/17 (%)

United States	63.4
Japan	5.4
China	4.5
United Kingdom	3.7
Hong Kong	2.5
Spain	2.5
India	2.0
Ireland	1.9
Switzerland	1.7
France	1.5
Other countries	10.9
TOTAL	100.0
As a percentage of net assets.

ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       5

"The fund's underweights in the consumer staples and industrials sectors detracted from performance relative to the benchmark, as did stock selection in the two groups."
and increased the extent of its short exposure during the year, resulting in an overall increase in the net position. At the sector level, the diversified equity portfolio's largest net long positions were in information technology, consumer discretionary, and financials.

The fund's healthcare strategy focuses, in part, on innovative companies whose products address as-yet unmet needs. This has historically led us to hold a meaningful weighting in biopharmaceutical stocks, as well as in the healthcare services and medical technology areas. Long exposure rose and short exposure decreased within the healthcare portfolio, resulting in an increase in the overall net weighting.

We maintained a focus on banks and insurance companies in the financials strategy. We continue to see an improvement in banks' balance sheets in both the United States and Europe, with stronger capitalization, better liquidity, and cleaner loan books. In addition, many banks have demonstrated a willingness to return capital to shareholders in the form of stock repurchases and increasing dividends. The combination of a more pragmatic regulatory environment, potentially lower corporate tax rates, and higher interest rates on one hand, coupled with diverging central bank policies, the potential for political instability, and individual variations in company fundamentals on the other, continued to make financial services a fertile ground for long/short investing. The portfolio's net exposure rose as a result of an increase in its long exposure and a decline in short exposure.

TOP 10 HOLDINGS AS OF 10/31/17 (%)

Viper Energy Partners LP	1.5
AstraZeneca PLC	1.0
Melco Resorts & Entertainment, Ltd., ADR	0.8
Mandatory Exchangeable Trust	0.8
Irish Continental Group PLC	0.8
Banco Santander SA	0.8
Neinor Homes SA	0.7
Sberbank of Russia PJSC, ADR	0.7
Ono Pharmaceutical Company, Ltd.	0.7
State Bank of India, GDR	0.7
TOTAL	8.5
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       6

In the information technology strategy, we continued to emphasize software and services companies with predictable business models and the potential for continued margin expansion. Although we are cautiously optimistic that demand will remain robust across the technology sector, we are focused on buying stocks where earnings estimates are not reliant on significant economic improvement. Long exposure rose as short exposure fell slightly, resulting in an increase in the overall net position.

The fund's capital cycles strategy is managed in a contrarian style with a focus on capital cycles across geographies, sectors, and market capitalizations. The portfolio generally invests in market segments that tend to be less affected by capital cycles by virtue of their long-lasting or enduring assets. Net exposure increased, as the portfolio's long position rose slightly more than its short positions. From a sector standpoint, financials and energy represented the largest net long positions in the strategy.

MANAGED BY

The Seaport Fund is managed by a team of portfolio managers at Wellington Management.

The views expressed in this report are exclusively those of Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  OCTOBER 31, 2017

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception[1]	Since inception[1]
Class A	7.51	3.19	12.91
Class C2	11.38	3.91	15.99
Class I3	13.51	4.91	20.35
Class R6[3]	13.64	5.07	21.05
Class NAV[3]	13.64	5.07	21.05
Index†	23.46	8.83	38.71

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Effective December 14, 2017, the fund is prohibited from physically shorting securities and will no longer incur the associated costs. The following ratios reflect this change.

	Class A	Class C	Class I	Class R6	Class NAV
Gross/Net (%)	2.01	2.71	1.69	1.60	1.58

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the MSCI World Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Seaport Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the MSCI World Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2,4	12-20-13	11,599	11,599	13,871
Class I3	12-20-13	12,035	12,035	13,871
Class R6[3]	12-20-13	12,105	12,105	13,871
Class NAV[3]	12-20-13	12,105	12,105	13,871

The MSCI World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 12-20-13
2	Class C shares were first offered on 5-16-14. The returns prior to this date are those of Class NAV shares, which have lower expenses than Class C. Had the returns reflected Class C expenses, returns would be lower.
3	For certain types of investors, as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on May 1, 2017, with the same investment held until October 31, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on May 1, 2017, with the same investment held until October 31, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2017	Ending value on 10-31-2017	Expenses paid during period ended 10-31-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,059.10	$19.62	3.78%
	Hypothetical example for comparison purposes	1,000.00	1,006.20	19.11	3.78%
Class C	Actual expenses/actual returns	1,000.00	1,054.70	23.25	4.49%
	Hypothetical example for comparison purposes	1,000.00	1,002.60	22.66	4.49%
Class I	Actual expenses/actual returns	1,000.00	1,060.20	17.97	3.46%
	Hypothetical example for comparison purposes	1,000.00	1,007.80	17.51	3.46%
Class R6	Actual expenses/actual returns	1,000.00	1,060.80	17.71	3.41%
	Hypothetical example for comparison purposes	1,000.00	1,008.00	17.26	3.41%
Class NAV	Actual expenses/actual returns	1,000.00	1,060.80	17.45	3.36%
	Hypothetical example for comparison purposes	1,000.00	1,008.30	17.01	3.36%

1	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       11

Fund’s investments
AS OF 10-31-17
	Shares	Value
Common stocks 62.1%		$403,022,637
(Cost $356,229,025)
Consumer discretionary 5.1%		33,038,039
Automobiles 0.7%
Maruti Suzuki India, Ltd.	17,236	2,188,911
Suzuki Motor Corp.	41,200	2,256,658
Diversified consumer services 0.5%
China New Higher Education Group, Ltd. (A)	780,000	470,469
China Yuhua Education Corp., Ltd. (A)	1,076,000	573,306
New Oriental Education & Technology Group, Inc., ADR	28,802	2,397,478
Hotels, restaurants and leisure 1.1%
Marriott Vacations Worldwide Corp.	14,851	1,954,689
Melco Resorts & Entertainment, Ltd., ADR	214,214	5,415,330
Household durables 1.2%
Cairn Homes PLC (B)	499,616	1,037,423
Electrolux AB, Series B	44,348	1,567,550
Neinor Homes SA (A)(B)	217,569	4,478,553
Panasonic Corp.	46,999	709,655
Internet and direct marketing retail 1.1%
Netflix, Inc. (B)	8,804	1,729,370
Rakuten, Inc.	60,745	650,020
The Priceline Group, Inc. (B)	1,331	2,544,819
Wayfair, Inc., Class A (B)	30,073	2,102,103
Specialty retail 0.0%
National Vision Holdings, Inc. (B)	3,500	100,800
Textiles, apparel and luxury goods 0.5%
Crystal International Group, Ltd. (A)(B)(C)	663,500	637,866
Wolverine World Wide, Inc.	81,430	2,223,039
Consumer staples 0.9%		5,525,311
Food and staples retailing 0.2%
Smart & Final Stores, Inc. (B)	78,995	473,970
Zur Rose Group AG (B)	4,782	660,568
Food products 0.7%
Blue Buffalo Pet Products, Inc. (B)	91,429	2,645,041
Calavo Growers, Inc.	23,687	1,745,732
Energy 3.8%		24,588,855
Energy equipment and services 0.5%
Baker Hughes, a GE Company	55,096	1,731,667
Patterson-UTI Energy, Inc.	56,231	1,112,249
Trican Well Service, Ltd. (B)	132,872	499,519
12	JOHN HANCOCK Seaport Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Energy (continued)
Oil, gas and consumable fuels 3.3%
Callon Petroleum Company (B)	143,475	$1,591,138
Cameco Corp.	30,349	247,041
Continental Resources, Inc. (B)	22,549	917,970
Diamondback Energy, Inc. (B)	22,617	2,423,638
Hess Corp.	32,903	1,452,996
Jagged Peak Energy, Inc. (B)	93,627	1,300,479
Oasis Petroleum, Inc. (B)	96,332	910,337
Plains All American Pipeline LP	23,180	462,905
Raging River Exploration, Inc. (B)	130,652	770,686
Scorpio Tankers, Inc.	225,504	802,792
Spartan Energy Corp. (B)	48,318	255,803
Viper Energy Partners LP	483,724	9,480,989
WPX Energy, Inc. (B)	55,731	628,646
Financials 16.0%		103,941,168
Banks 9.1%
Agricultural Bank of China, Ltd., H Shares	2,106,000	991,911
Banco Santander SA	740,161	5,017,781
Bank Central Asia Tbk PT	1,220,000	1,879,337
Bank Mandiri Persero Tbk PT	5,875,400	3,051,694
Bank of China, Ltd., H Shares	2,938,000	1,468,303
Bank of Communications Company, Ltd., H Shares	1,305,000	985,188
Bank of Ireland Group PLC (B)	180,335	1,412,963
BAWAG Group AG (A)(B)	54,435	2,885,091
BNP Paribas SA	45,660	3,563,736
China Construction Bank Corp., H Shares	773,000	690,842
DBS Group Holdings, Ltd.	171,028	2,855,920
First BanCorp (PR) (B)	178,256	918,018
HDFC Bank, Ltd., ADR	9,743	899,279
ICICI Bank, Ltd., ADR	32,697	299,178
IndusInd Bank, Ltd.	122,506	3,084,455
Industrial & Commercial Bank of China, Ltd., H Shares	1,298,000	1,032,773
ING Groep NV	80,258	1,483,125
Liberbank SA (B)	409,910	189,516
Metro Bank PLC (B)	81,407	3,843,961
Mitsubishi UFJ Financial Group, Inc.	212,200	1,439,383
Mitsubishi UFJ Financial Group, Inc., ADR	226,012	1,534,621
OTP Bank PLC	66,944	2,698,895
Sberbank of Russia PJSC, ADR	309,600	4,439,664
State Bank of India, GDR	90,061	4,263,259
The Shiga Bank, Ltd.	183,000	1,050,538
Unicaja Banco SA (A)(B)	1,276,075	1,861,137
UniCredit SpA (B)	152,938	2,922,742
Van Lanschot Kempen NV	75,113	2,279,221
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Seaport Fund	13

	Shares	Value
Financials (continued)
Capital markets 2.6%
Anima Holding SpA (A)	372,825	$2,834,840
Banca Generali SpA	38,128	1,254,450
Deutsche Bank AG	110,493	1,810,890
Fairfax India Holdings Corp. (A)(B)	222,465	3,777,456
Federal Street Acquisition Corp. (B)	145,300	1,482,060
GAM Holding AG (B)	107,742	1,679,400
Natixis SA	209,831	1,645,525
UBS Group AG (B)	158,230	2,691,983
Consumer finance 0.1%
Acom Company, Ltd. (B)	136,300	566,638
Diversified financial services 0.6%
Cerved Information Solutions SpA	84,962	1,092,676
ECN Capital Corp.	355,564	1,165,829
KBC Ancora	28,180	1,680,008
Insurance 2.6%
Ageas	55,167	2,675,328
AIA Group, Ltd.	244,000	1,838,657
Aviva PLC	250,261	1,678,857
Lancashire Holdings, Ltd.	204,549	2,040,984
Ping An Insurance Group Company of China, Ltd., H Shares	170,000	1,493,950
Sony Financial Holdings, Inc.	141,300	2,347,484
Swiss Re AG	14,712	1,384,551
Tokio Marine Holdings, Inc.	63,500	2,737,308
Trupanion, Inc. (B)	21,586	607,862
Thrifts and mortgage finance 1.0%
Genworth Mortgage Insurance Australia, Ltd.	522,490	1,137,165
Indiabulls Housing Finance, Ltd.	92,538	1,777,969
LIC Housing Finance, Ltd., GDR	36,295	672,002
MGIC Investment Corp. (B)	197,536	2,824,765
Health care 13.8%		89,710,722
Biotechnology 3.5%
Aduro Biotech, Inc. (B)	140,350	1,115,783
Alder Biopharmaceuticals, Inc. (B)	109,005	1,226,306
Arena Pharmaceuticals, Inc. (B)	17,437	488,759
BeiGene, Ltd., ADR (B)	23,245	2,145,514
Biotoscana Investments SA (B)	38,700	278,009
Coherus Biosciences, Inc. (B)	113,134	1,272,758
Dyax Corp. (B)(C)	107,720	339,318
Exact Sciences Corp. (B)	30,200	1,660,698
Five Prime Therapeutics, Inc. (B)	35,091	1,574,182
Galapagos NV (B)	8,493	825,959
Galapagos NV (Amsterdam Stock Exchange) (B)	16,871	1,640,734
Genmab A/S (B)	16,643	3,360,812
14	JOHN HANCOCK Seaport Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Health care (continued)
Biotechnology (continued)
Genus PLC	32,248	$1,007,102
Innate Pharma SA (B)	59,361	647,161
Invitae Corp. (B)	48,217	406,951
Ironwood Pharmaceuticals, Inc. (B)	77,727	1,195,441
Jounce Therapeutics, Inc. (B)	54,110	757,540
Karyopharm Therapeutics, Inc. (B)	145,980	1,490,456
Momenta Pharmaceuticals, Inc. (B)	49,370	696,117
Otonomy, Inc. (B)	61,329	182,454
Zealand Pharma A/S, ADR (B)	15,800	291,826
Health care equipment and supplies 3.0%
Align Technology, Inc. (B)	9,491	2,268,159
AtriCure, Inc. (B)	66,730	1,430,691
Baxter International, Inc.	25,804	1,663,584
Becton, Dickinson and Company	1,336	278,783
Cardiovascular Systems, Inc. (B)	45,697	1,099,927
ConforMIS, Inc. (B)	130,664	462,551
Danaher Corp.	9,805	904,707
Edwards Lifesciences Corp. (B)	12,705	1,298,832
Glaukos Corp. (B)	8,675	306,314
Globus Medical, Inc., Class A (B)	23,384	745,248
Hologic, Inc. (B)	19,690	745,267
Insulet Corp. (B)	8,145	479,007
Intuitive Surgical, Inc. (B)	2,229	836,677
K2M Group Holdings, Inc. (B)	42,428	835,407
Olympus Corp.	9,890	368,053
OraSure Technologies, Inc. (B)	104,869	2,071,163
Penumbra, Inc. (B)	5,165	519,341
STERIS PLC	8,930	833,437
Stryker Corp.	10,170	1,575,028
Teleflex, Inc.	3,000	710,940
Health care providers and services 1.8%
Acadia Healthcare Company, Inc. (B)	22,870	717,203
China Resources Phoenix Healthcare Holdings Company, Ltd.	393,740	517,144
Cross Country Healthcare, Inc. (B)	51,491	702,852
Laboratory Corp. of America Holdings (B)	9,430	1,449,485
LifePoint Health, Inc. (B)	10,985	528,928
McKesson Corp.	16,033	2,210,630
R1 RCM, Inc. (B)	227,739	865,408
Teladoc, Inc. (B)	20,955	692,563
UDG Healthcare PLC	59,910	735,610
UnitedHealth Group, Inc.	2,955	621,200
Universal Health Services, Inc., Class B	10,554	1,083,896
WellCare Health Plans, Inc. (B)	8,307	1,642,626
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Seaport Fund	15

	Shares	Value
Health care (continued)
Health care technology 0.2%
Cerner Corp. (B)	16,815	$1,135,349
Life sciences tools and services 0.4%
Bio-Techne Corp.	4,767	624,572
ICON PLC (B)	6,357	755,593
PRA Health Sciences, Inc. (B)	9,364	762,511
Tecan Group AG	3,877	820,016
Wuxi Biologics Cayman, Inc. (A)(B)	8,000	45,357
Pharmaceuticals 4.9%
AstraZeneca PLC	94,044	6,363,108
Bristol-Myers Squibb Company	28,331	1,746,889
China Traditional Chinese Medicine Holdings Company, Ltd.	1,166,550	668,728
Chugai Pharmaceutical Company, Ltd.	24,905	1,187,389
Dermira, Inc. (B)	25,770	689,863
Eisai Company, Ltd.	62,825	3,496,626
Galenica AG (A)(B)	4,000	185,848
Hikma Pharmaceuticals PLC	58,867	909,908
Hutchison China MediTech, Ltd., ADR (B)	17,645	537,290
Impax Laboratories, Inc. (B)	8,070	146,471
Intersect ENT, Inc. (B)	36,375	1,078,519
Kyowa Hakko Kirin Company, Ltd.	27,650	510,391
Novartis AG	18,396	1,517,288
Ocular Therapeutix, Inc. (B)	113,760	655,258
Ono Pharmaceutical Company, Ltd.	192,440	4,410,553
Revance Therapeutics, Inc. (B)	42,413	1,102,738
Roche Holding AG	8,682	2,006,679
Sino Biopharmaceutical, Ltd.	1,105,245	1,292,451
Teva Pharmaceutical Industries, Ltd., ADR	63,535	876,783
The Medicines Company (B)	36,135	1,038,520
UCB SA	18,428	1,341,483
Industrials 5.2%		33,875,560
Aerospace and defense 0.2%
Cobham PLC (B)	485,432	895,929
Ultra Electronics Holdings PLC	34,151	826,957
Airlines 0.4%
Japan Airlines Company, Ltd.	19,600	670,855
United Continental Holdings, Inc. (B)	38,688	2,262,474
Building products 0.4%
Advanced Drainage Systems, Inc.	57,224	1,118,729
Cie de Saint-Gobain	22,225	1,303,116
Commercial services and supplies 0.8%
Atento SA (B)	138,239	1,686,516
Casella Waste Systems, Inc., Class A (B)	21,106	389,617
Clean Harbors, Inc. (B)	22,016	1,178,076
16	JOHN HANCOCK Seaport Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Industrials (continued)
Commercial services and supplies (continued)
Edenred	60,555	$1,745,718
Construction and engineering 0.3%
China Machinery Engineering Corp., H Shares	1,475,000	904,327
Hazama Ando Corp.	71,700	584,588
Vinci SA	3,377	330,870
Electrical equipment 0.1%
Zumtobel Group AG	29,023	496,205
Machinery 0.6%
FANUC Corp.	16,002	3,741,650
The Middleby Corp. (B)	2,001	231,916
Marine 0.8%
Irish Continental Group PLC	768,014	5,115,848
Professional services 0.6%
Equifax, Inc.	8,506	923,156
Experian PLC	87,415	1,841,685
Huron Consulting Group, Inc. (B)	30,587	1,119,484
Road and rail 0.7%
DSV A/S	25,610	1,980,317
Knight-Swift Transportation Holdings, Inc. (B)	59,119	2,450,483
Trading companies and distributors 0.3%
Beacon Roofing Supply, Inc. (B)	37,485	2,077,044
Information technology 12.1%		78,326,998
Communications equipment 1.3%
Arista Networks, Inc. (B)	17,225	3,443,105
Ciena Corp. (B)	42,193	897,445
Lumentum Holdings, Inc. (B)	4,535	286,385
Oclaro, Inc. (B)	27,264	225,473
Quantenna Communications, Inc. (B)	173,615	2,689,296
Telefonaktiebolaget LM Ericsson, B Shares	109,722	690,489
Electronic equipment, instruments and components 0.5%
Alps Electric Company, Ltd.	20,107	615,355
Fabrinet (B)	10,371	385,594
Sunny Optical Technology Group Company, Ltd.	158,000	2,317,453
Zebra Technologies Corp., Class A (B)	1,189	137,912
Internet software and services 3.3%
Alibaba Group Holding, Ltd., ADR (B)	19,637	3,630,685
Benefitfocus, Inc. (B)	10,981	300,879
China Literature, Ltd. (A)(B)(C)	31	221
Cloudera, Inc. (B)	62,364	943,567
CoStar Group, Inc. (B)	5,165	1,527,549
eBay, Inc. (B)	34,800	1,309,872
GoDaddy, Inc., Class A (B)	71,329	3,331,064
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Seaport Fund	17

	Shares	Value
Information technology (continued)
Internet software and services (continued)
Just Eat PLC (B)	165,273	$1,712,234
Match Group, Inc. (B)	34,767	929,670
Mimecast, Ltd. (B)	87,224	2,772,851
Tencent Holdings, Ltd.	40,068	1,800,860
Weibo Corp., ADR (B)	12,588	1,166,278
Yandex NV, Class A (B)	29,284	990,678
Zillow Group, Inc., Class A (B)	11,712	483,823
Zillow Group, Inc., Class C (B)	12,965	535,195
IT services 0.5%
Accenture PLC, Class A	9,891	1,408,083
Automatic Data Processing, Inc.	10,884	1,265,374
Blackhawk Network Holdings, Inc. (B)	17,052	578,915
ExlService Holdings, Inc. (B)	2,387	148,997
Total System Services, Inc.	225	16,211
Semiconductors and semiconductor equipment 2.5%
Advanced Micro Devices, Inc. (B)	233,208	2,561,790
Applied Materials, Inc.	20,086	1,133,453
Axcelis Technologies, Inc. (B)	14,300	470,470
Broadcom, Ltd.	2,868	756,894
Cavium, Inc. (B)	6,928	477,963
First Solar, Inc. (B)	16,103	882,766
KLA-Tencor Corp.	10,009	1,089,880
MACOM Technology Solutions Holdings, Inc. (B)	23,080	943,510
Marvell Technology Group, Ltd.	72,094	1,331,576
Micron Technology, Inc. (B)	61,603	2,729,629
Microsemi Corp. (B)	19,336	1,031,962
NVIDIA Corp.	2,945	609,055
Siltronic AG (B)	2,563	382,522
SunPower Corp. (B)	81,815	582,523
Texas Instruments, Inc.	9,034	873,497
Software 3.5%
Adobe Systems, Inc. (B)	7,545	1,321,582
Alfa Financial Software Holdings PLC (A)(B)	287,404	1,866,780
Blackbaud, Inc.	10,281	1,041,465
Fair Isaac Corp.	15,185	2,204,255
ForeScout Technologies, Inc. (B)	1,500	38,775
Globant SA (B)	12,526	472,481
HubSpot, Inc. (B)	15,865	1,373,116
Intuit, Inc.	5,523	834,083
Microsoft Corp.	7,038	585,421
Nexon Company, Ltd. (B)	121,082	3,257,000
Nintendo Company, Ltd.	6,010	2,331,649
Nintendo Company, Ltd., ADR	16,718	813,331
Paylocity Holding Corp. (B)	60,480	3,230,237
18	JOHN HANCOCK Seaport Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Information technology (continued)
Software (continued)
ServiceNow, Inc. (B)	10,810	$1,366,060
Workday, Inc., Class A (B)	6,000	665,940
Zynga, Inc., Class A (B)	328,879	1,282,628
Technology hardware, storage and peripherals 0.5%
Apple, Inc.	3,338	564,256
Catcher Technology Company, Ltd.	100,000	1,064,292
Samsung Electronics Company, Ltd.	655	1,614,644
Materials 1.9%		12,206,973
Chemicals 0.9%
CF Industries Holdings, Inc.	13,362	507,489
Platform Specialty Products Corp. (B)	296,224	3,169,597
Potash Corp. of Saskatchewan, Inc.	24,944	485,660
The Mosaic Company	70,052	1,564,962
Construction materials 0.3%
Anhui Conch Cement Company, Ltd., H Shares	421,006	1,803,460
Containers and packaging 0.5%
Packaging Corp. of America	14,722	1,711,727
RPC Group PLC	106,126	1,328,119
Metals and mining 0.2%
Barrick Gold Corp.	83,768	1,210,448
Eldorado Gold Corp.	340,409	425,511
Real estate 1.2%		8,054,361
Equity real estate investment trusts 1.0%
Axiare Patrimonio SOCIMI SA	89,056	1,670,165
Corporate Office Properties Trust	39,823	1,271,548
Grivalia Properties REIC AE	64,895	677,046
Hibernia REIT PLC	1,034,209	1,776,103
Merlin Properties Socimi SA	43,996	580,928
Viva Energy REIT	316,433	518,924
Real estate management and development 0.2%
Aedas Homes SAU (A)(B)	14,300	499,720
Henderson Land Development Company, Ltd.	82,000	535,123
New World Development Company, Ltd.	352,000	524,804
Telecommunication services 0.8%		5,466,663
Diversified telecommunication services 0.8%
China Unicom Hong Kong, Ltd. (B)	2,059,000	2,921,431
China Unicom Hong Kong, Ltd., ADR (B)	55,100	778,563
ORBCOMM, Inc. (B)	63,956	723,342
Verizon Communications, Inc.	21,795	1,043,327
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Seaport Fund	19

	Shares	Value
Utilities 1.3%		$8,287,987
Electric utilities 0.2%
Avangrid, Inc.	18,673	965,954
Independent power and renewable electricity producers 0.9%
China Longyuan Power Group Corp., Ltd., H Shares	2,559,000	1,897,730
China Resources Power Holdings Company, Ltd.	631,345	1,214,124
Datang International Power Generation Company, Ltd., H Shares (B)	2,204,000	743,240
Huadian Fuxin Energy Corp., Ltd., H Shares	2,430,000	632,755
Huaneng Power International, Inc., H Shares	2,200,000	1,471,335
Multi-utilities 0.2%
Engie SA	46,852	791,895

Innogy SE (A)	12,277	570,954
Preferred securities 1.0%		$6,615,651
(Cost $3,992,701)
Consumer discretionary 0.2%		1,268,172
Automobiles 0.2%
Volkswagen AG	6,926	1,268,172
Financials 0.8%		5,347,479
Diversified financial services 0.8%
Mandatory Exchangeable Trust, 5.750% (A)	25,514	5,347,479

	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 13.3%				$86,478,008
(Cost $86,478,008)
U.S. Government 13.3%				86,478,008
U.S. Treasury
Note (D)	0.875	11-30-17	26,860,000	26,857,741
Note (D)	1.000	12-15-17	32,200,000	32,199,832

Note	1.000	12-31-17	27,425,000	27,420,435
Term loans (E) 0.1%				$371,135
(Cost $372,714)
Energy 0.1%				371,135
Oil, gas and consumable fuels 0.1%
Chief Exploration & Development LLC (3 month LIBOR + 6.500%)	7.959	05-16-21	380,000	371,135

	Shares	Value
Rights 0.0%		$176,344
(Cost $218,404)
Banco Santander SA (Expiration Date: 11-6-17) (B)(F)	603,078	28,802
Liberbank SA (B)(F)	409,910	147,542

20	JOHN HANCOCK Seaport Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Contracts/Notional amount	Value
Purchased options 0.4%		$2,838,331
(Cost $5,919,536)
Calls 0.2%		1,678,260
Exchange Traded Option on CBOE S&P 500 Volatility Index (Expiration Date: 12-20-17; Strike Price: $22.00; Notional Amount: 227,200) (B)	2,272	85,200
Over the Counter Option on Airports Corp. of Vietnam (Expiration Date: 8-24-27; Strike Price: $0.00; Counterparty: Deutsche Bank AG) (B)(G)	158,291	493,461
Over the Counter Option on the USD vs. JPY (Expiration Date: 9-23-21; Strike Price: $114.00; Counterparty: Goldman Sachs & Company) (B)(G)	20,020,323	685,135
Over the Counter Option on VietJet Aviation JSC (Expiration Date: 2-26-27; Strike Price: $0.00; Counterparty: Deutsche Bank AG) (B)(G)	81,858	407,424
Over the Counter Option on VP Bank AG (Expiration Date: 7-21-27; Strike Price: $0.00; Counterparty: Deutsche Bank AG) (B)(G)	3,933	7,040
Puts 0.2%		1,160,071
Exchange Traded Option on Financial Select Sector SPDR Fund (Expiration Date: 1-19-18; Strike Price: $25.00; Notional Amount: 421,000) (B)	4,210	117,880
Exchange Traded Option on iShares MSCI Emerging Markets ETF (Expiration Date: 12-15-17; Strike Price: $42.00; Notional Amount: 427,400) (B)	4,274	70,521
Exchange Traded Option on iShares Russell 2000 ETF (Expiration Date: 1-19-18; Strike Price: $133.00; Notional Amount: 58,600) (B)	586	45,708
Exchange Traded Option on iShares Russell 2000 ETF (Expiration Date: 1-19-18; Strike Price: $137.00; Notional Amount: 53,300) (B)	533	59,430
Exchange Traded Option on iShares Russell 2000 ETF (Expiration Date: 1-19-18; Strike Price: $142.00; Notional Amount: 75,000) (B)	750	135,375
Exchange Traded Option on iShares Russell 2000 ETF (Expiration Date: 2-16-18; Strike Price: $136.00; Notional Amount: 82,500) (B)	825	126,638
Exchange Traded Option on iShares Russell 2000 ETF (Expiration Date: 2-16-18; Strike Price: $142.00; Notional Amount: 17,600) (B)	176	44,352
Exchange Traded Option on PowerShares QQQ Trust Series 1 (Expiration Date 1-19-18; Strike Price: $136.00; Notional Amount: 48,500) (B)	485	35,648
Exchange Traded Option on PowerShares QQQ Trust Series 1 (Expiration Date: 11-17-17; Strike Price: $136.00; Notional Amount: 85,100) (B)	851	5,106
Exchange Traded Option on PowerShares QQQ Trust Series 1 (Expiration Date: 1-19-18; Strike Price: $141.00; Notional Amount: 17,800) (B)	178	21,182
Exchange Traded Option on PowerShares QQQ Trust Series 1 (Expiration Date:1-19-18; Strike Price: $139.00; Notional Amount: 65,100) (B)	651	63,473
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Seaport Fund	21

	Contracts/Notional amount	Value
Puts (continued)
Exchange Traded Option on S&P 500 Index (Expiration Date: 11-17-17; Strike Price: $135.00; Notional Amount: 87,100) (B)	871	$10,452
Exchange Traded Option on S&P 500 Index (Expiration Date: 1-19-18 ; Strike Price: $2,375.00; Notional Amount: 3,800) (B)	38	41,990
Exchange Traded Option on S&P 500 Index (Expiration Date: 1-19-18; Strike Price: $2,425.00; Notional Amount: 1,000) (B)	10	14,750
Over the Counter Option on E-Mini Nasdaq 100 Index (Expiration Date: 2-16-18; Strike Price: $580.00; Counterparty: Goldman Sachs & Company) (B)(G)	4,340	26,823
Over the Counter Option on EURO STOXX Banks Index (Expiration Date: 1-19-18; Strike Price: EUR 120.23; Counterparty: Goldman Sachs & Company) (B)(G)	75,683	82,014
Over the Counter Option on EURO STOXX Banks Index (Expiration Date: 1-19-18; Strike Price: EUR 124.17; Counterparty: Goldman Sachs & Company) (B)(G)	77,812	131,500
Over the Counter Option on Financial Select Sector SPDR ETF FLEX Options (Expiration Date: 12-13-17; Strike Price: $23.60; Counterparty: Morgan Stanley & Company, Inc.; Notional Amount: 391,400) (B)	3,914	15,322
Over the Counter Option on Financial Select Sector SPDR Fund FLEX (Expiration Date: 11-15-17; Strike Price: $23.60; Counterparty: Morgan Stanley & Company, Inc.; Notional Amount: 391,600) (B)	3,916	5,670
Over the Counter Option on Financial Select Sector SPDR Fund FLEX (Expiration Date: 11-15-17; Strike Price: $23.60; Counterparty: Morgan Stanley Company, Inc.; Notional Amount: 244,800) (B)	2,448	3,544
Over the Counter Option on Financial Select Sector SPDR Fund FLEX (Expiration Date: 12-13-17; Strike Price: $23.60; Counterparty: Morgan Stanley Company, Inc.; Notional Amount: 244,800) (B)	2,448	9,596
Over the Counter Option on FTSE 100 Index (Expiration Date: 12-15-17; Strike Price: GBP 6,506.08; Counterparty: JPMorgan Chase Bank N.A.) (B)(G)	221,732	0
Over the Counter Option on FTSE 100 Index (Expiration Date: 12-15-17; Strike Price: GBP 6,599.95; Counterparty: Goldman Sachs & Company) (B)(G)	225,287	0
Over the Counter Option on iShares Russell 2000 Growth ETF (Expiration Date: 1-19-18; Strike Price $163.56; Counterparty: Goldman Sachs & Company) (B)(G)	55,256	62,052
22	JOHN HANCOCK Seaport Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Contracts/Notional amount	Value
Puts (continued)
Over the Counter Option on KOSPI 200 Index (Expiration Date: 1-11-18; Strike Price: KRW 296.29; Counterparty: Goldman Sachs & Company) (B)(G)	18,897,682	$8,378
Over the Counter Option on KOSPI 200 Index (Expiration Date: 11-9-17; Strike Price: KRW 293.74; Counterparty: JPMorgan Chase Bank N.A.) (B)(G)	32,171,806	1
Over the Counter Option on KOSPI 200 Index (Expiration Date: 12-14-17; Strike Price: KRW 295.30; Counterparty: JPMorgan Chase Bank N.A.) (B)(G)	6,619,763	1,083
Over the Counter Option on S&P 500 Index (Expiration Date: 2-16-18; Strike Price: $2,425.00; Counterparty: Goldman Sachs & Company) (B)(G)	1,032	21,583

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 21.4%				$139,084,240
(Cost $139,084,634)
U.S. Government 18.8%				121,846,231
U.S. Treasury Bill	0.960	12-21-17	21,475,000	21,446,334
U.S. Treasury Bill	0.980	11-16-17	4,160,000	4,158,354
U.S. Treasury Bill	0.998	12-08-17	21,100,000	21,077,754
U.S. Treasury Bill	1.000	12-28-17	20,105,000	20,072,934
U.S. Treasury Bill (D)	1.025	01-02-18	24,270,000	24,227,309
U.S. Treasury Bill	1.036	01-04-18	20,190,000	20,153,286
U.S. Treasury Bill	1.080	01-18-18	10,735,000	10,710,260

	Yield (%)	Shares	Value
Money market funds 2.6%			17,238,009
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.9569(H)	17,238,009	17,238,009

Total investments (Cost $592,295,022) 98.3%	$638,586,346
Other assets and liabilities, net 1.7%	10,957,114
Total net assets 100.0%	$649,543,460

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
KRW	Korean Won
Security Abbreviations and Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
LIBOR	London Interbank Offered Rate
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Seaport Fund	23

(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(B)	Non-income producing security.
(C)	Security is valued using significant unobservable inputs.
(D)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(E)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(F)	Strike price and/or expiration date not available.
(G)	For this type of option, notional amounts are equivalent to number of contracts.
(H)	The rate shown is the annualized seven-day yield as of 10-31-17.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
24	JOHN HANCOCK Seaport Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
Russell 2000 E-Mini Index Futures	31	Short	Dec 2017	$(2,174,043)	$(2,329,185)	$(155,142)
						$(155,142)
* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
AUD	1,665,000	USD	1,275,055	State Street Bank and Trust Company	11/30/2017	—	$(1,111)
JPY	435,058,000	USD	3,823,862	Deutsche Bank AG London	11/30/2017	$6,718	—
SEK	32,485,000	USD	4,089,234	BNP Paribas SA	12/20/2017	—	(197,348)
SGD	330,000	USD	242,280	Citibank N.A.	11/30/2017	—	(139)
USD	2,158,771	CNY	14,195,000	Morgan Stanley and Company International PLC	12/20/2017	22,596	—
USD	16,328,996	EUR	13,805,000	Deutsche Bank AG London	11/30/2017	224,945	—
USD	1,447,159	EUR	1,223,000	Deutsche Bank AG London	12/20/2017	18,630	—
USD	1,924,220	EUR	1,605,000	Goldman Sachs International	12/20/2017	49,495	—
USD	4,045,706	EUR	3,374,000	Standard Chartered Bank	12/20/2017	104,696	—
USD	7,811,099	GBP	5,960,000	State Street Bank and Trust Company	11/30/2017	—	(110,730)
USD	707,797	JPY	80,600,000	Deutsche Bank AG London	12/20/2017	—	(2,703)
USD	4,335,345	JPY	485,039,000	Goldman Sachs International	12/20/2017	59,662	—
USD	1,248,259	KRW	1,406,788,000	Standard Chartered Bank	12/20/2017	—	(7,732)
USD	2,401,843	SGD	3,240,000	Deutsche Bank AG London	12/20/2017	23,934	—
USD	1,942,759	SGD	2,612,000	Morgan Stanley and Company International PLC	12/20/2017	25,753	—
						$536,429	$(319,763)
WRITTEN OPTIONS
Options on securities
Counterparty (OTC)/ Exchange-traded	Name of issuer		Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls
Exchange-traded	Barrick Gold Corp.	USD	16.00	Dec 2017	837	83,700	$40,140	$(8,370)
Exchange-traded	Eldorado Gold Corp.	USD	1.50	Jan 2018	2,043	204,300	32,606	(15,323)
							$72,746	$(23,693)
Puts
Morgan Stanley & Company, Inc.	Financial Select Sector SPDR Fund FLEX	USD	21.15	Nov 2017	3,916	391,600	$35,074	$(2,753)
Morgan Stanley & Company, Inc.	Financial Select Sector SPDR Fund FLEX	USD	21.15	Nov 2017	2,448	244,800	36,614	(1,717)
Morgan Stanley & Company, Inc.	Financial Select Sector SPDR Fund FLEX	USD	21.15	Dec 2017	3,914	391,400	50,712	(7,045)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Seaport Fund	25

Options on securities (continued)
Counterparty (OTC)/ Exchange-traded	Name of issuer		Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Morgan Stanley & Company, Inc.	Financial Select Sector SPDR Fund FLEX	USD	21.15	Dec 2017	2,448	244,800	$56,197	$(4,404)
Goldman Sachs & Company	iShares Russell 2000 Growth ETF	USD	146.34	Jan 2018	55,256	55,256	53,278	(22,648)
							$231,875	$(38,567)
Exchange-traded	Financial Select Sector SPDR Fund	USD	22.00	Jan 2018	4,210	421,000	27,190	(23,155)
Exchange-traded	iShares MSCI Emerging Markets ETF	USD	38.00	Dec 2017	4,274	427,400	104,415	(19,233)
Exchange-traded	iShares Russell 2000 ETF	USD	120.00	Nov 2017	871	87,100	63,984	(1,742)
Exchange-traded	iShares Russell 2000 ETF	USD	119.00	Jan 2018	586	58,600	56,816	(15,822)
Exchange-traded	iShares Russell 2000 ETF	USD	123.00	Jan 2018	533	53,300	42,084	(19,455)
Exchange-traded	iShares Russell 2000 ETF	USD	127.00	Jan 2018	750	75,000	41,968	(36,375)
Exchange-traded	iShares Russell 2000 ETF	USD	122.00	Feb 2018	825	82,500	80,814	(45,784)
Exchange-traded	iShares Russell 2000 ETF	USD	127.00	Feb 2018	176	17,600	15,304	(13,640)
Exchange-traded	PowerShares QQQ Trust Series 1	USD	122.00	Nov 2017	851	85,100	59,408	(426)
Exchange-traded	PowerShares QQQ Trust Series 1	USD	122.00	Jan 2018	485	48,500	64,483	(10,428)
Exchange-traded	PowerShares QQQ Trust Series 1	USD	124.00	Jan 2018	651	65,100	57,911	(16,601)
Exchange-traded	PowerShares QQQ Trust Series 1	USD	126.00	Jan 2018	178	17,800	10,138	(5,340)
							$624,515	$(208,001)
							$929,136	$(270,261)

Options on index
Counterparty (OTC)/ Exchange- traded	Name of issuer		Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls
Exchange-traded	CBOE S&P 500 Volatility Index	USD	17.00	Dec 2017	1,262	126,200	$138,263	$(85,185)
							$138,263	$(85,185)
Puts
Goldman Sachs & Company	E-Mini Nasdaq 100 Index	USD	520.00	Feb 2018	4,340	4,340	$15,190	$(7,727)
Goldman Sachs & Company	Euro STOXX Banks Price Index	EUR	107.30	Jan 2018	75,683	75,683	141,460	(20,240)
Goldman Sachs & Company	Euro STOXX Banks Price Index	EUR	110.82	Jan 2018	77,812	77,812	51,513	(30,585)
26	JOHN HANCOCK Seaport Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Options on index (continued)
Counterparty (OTC)/ Exchange- traded	Name of issuer		Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Goldman Sachs & Company	S&P 500 Index	USD	2,175.00	Feb 2018	1,032	1,032	$10,270	$(8,153)
JPMorgan Chase Bank N.A.	KOSPI 200 Index	KRW	264.22	Dec 2017	6,619,763	6,619,763	6,528	(119)
							$224,961	$(66,824)
Exchange-traded	CBOE S&P 500 Volatility Index	USD	19.00	Nov 2017	905	90,500	626,005	(714,951)
Exchange-traded	S&P 500 Index	USD	2,125.00	Jan 2018	38	3,800	39,990	(11,970)
Exchange-traded	S&P 500 Index	USD	2,175.00	Jan 2018	10	1,000	6,490	(4,050)
							$672,485	$(730,971)
							$1,035,709	$(882,980)

Foreign currency options
Description	Counterparty (OTC)		Exercise price	Expiration date	Notional amount*	Premium	Value
Calls
U.S. Dollar vs. Japanese Yen	Goldman Sachs International	USD	135.00	Sep 2021	20,020,323	$271,275	$(206,009)
						$271,275	$(206,009)
* For this type of option, notional amounts are equivalent to number of contracts.
SWAPS
Credit default swaps - Buyer
Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount	Currency	USD notional amount	Pay fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Citibank N.A.	Republic of Korea	1,300,000	USD	$ 1,300,000	1.000%	Quarterly	Jun 2022	$ (24,049)	$ 4,593	$ (19,456)
Citibank N.A.	Republic of Korea	1,305,000	USD	1,305,000	1.000%	Quarterly	Jun 2022	(24,698)	5,167	(19,531)
Citibank N.A.	Republic of Korea	1,305,000	USD	1,305,000	1.000%	Quarterly	Jun 2022	(20,069)	419	(19,650)
Goldman Sachs & Company	Republic of Korea	1,190,000	USD	1,190,000	1.000%	Quarterly	Jun 2022	(17,241)	(569)	(17,810)
JPMorgan Chase Bank	Republic of Korea	1,800,000	USD	1,800,000	1.000%	Quarterly	Jun 2022	(30,740)	3,636	(27,104)
JPMorgan Chase Bank	Republic of Korea	1,800,000	USD	1,800,000	1.000%	Quarterly	Jun 2022	(32,757)	5,818	(26,939)
JPMorgan Chase Bank	Republic of Korea	1,800,000	USD	1,800,000	1.000%	Quarterly	Jun 2022	(32,813)	5,874	(26,939)
JPMorgan Chase Bank	Republic of Korea	1,300,000	USD	1,300,000	1.000%	Quarterly	Jun 2022	(19,124)	(332)	(19,456)
				$11,800,000				$(201,491)	$24,606	$(176,885)

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Seaport Fund	27

Total return swaps
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	Consumer Discretionary Select Sector SPDR Fund	1-Month USD LIBOR	Monthly	USD	10,363,982	May 2020	Deutsche Bank AG	—	$(117,358)	$(117,358)
Pay	Consumer Discretionary Select Sector SPDR Fund	1-Month USD LIBOR	Monthly	USD	3,369,957	May 2020	Deutsche Bank AG	—	(39,285)	(39,285)
Pay	Financial Select Sector SPDR Fund	1-Month USD LIBOR - 0.10%	Monthly	USD	1,031,583	May 2020	Deutsche Bank AG	—	(9,795)	(9,795)
Pay	Health Care Select Sector SPDR Fund	1-Month USD LIBOR - 0.11%	Monthly	USD	13,495,817	May 2020	Deutsche Bank AG	—	324,770	324,770
Pay	iShares Core S&P Small-Cap ETF	1-Month USD LIBOR - 0.60%	Monthly	USD	5,135,367	May 2020	Deutsche Bank AG	—	(5,494)	(5,494)
Pay	iShares Dow Jones U.S. Index ETF	1-Month USD LIBOR - 2.77%	Monthly	USD	754,630	May 2020	Deutsche Bank AG	—	(1,007)	(1,007)
Pay	iShares Dow Jones U.S. Technology ETF	1-Month USD LIBOR - 4.00%	Monthly	USD	1,234,286	May 2020	Deutsche Bank AG	—	(48,092)	(48,092)
Pay	iShares J.P. Morgan USD Emerging Markets Bond ETF	1-Month USD LIBOR + 0.02%	Monthly	USD	1,669,576	May 2020	Deutsche Bank AG	—	(6,633)	(6,633)
Pay	iShares MSCI Indonesia ETF	1-Month USD LIBOR - 0.85%	Monthly	USD	892,708	May 2020	Deutsche Bank AG	—	(4,706)	(4,706)
Pay	iShares MSCI United Kingdom ETF	1-Month USD LIBOR - 0.05%	Monthly	USD	7,378,122	May 2020	Deutsche Bank AG	—	(55,124)	(55,124)
Pay	iShares MSCI USA Momentum Factor ETF	1-Month USD LIBOR - 1.75%	Monthly	USD	2,194,309	May 2020	Deutsche Bank AG	—	(26,741)	(26,741)
Pay	iShares MSCI USA Momentum Factor ETF	1-Month USD LIBOR - 1.75%	Monthly	USD	3,801,516	May 2020	Deutsche Bank AG	—	(46,327)	(46,327)
Pay	iShares Nasdaq Biotechnology ETF	1-Month USD LIBOR - 0.43%	Monthly	USD	17,565,683	May 2020	Deutsche Bank AG	—	593,680	593,680
Pay	iShares PHLX Semiconductor ETF	1-Month USD LIBOR - 0.85%	Monthly	USD	8,716,165	May 2020	Deutsche Bank AG	—	(277,538)	(277,538)
Pay	iShares Russell 2000 Growth ETF	1-Month USD LIBOR - 0.40%	Monthly	USD	3,404,459	May 2020	Deutsche Bank AG	—	(19,609)	(19,609)
Pay	iShares Russell 2000 Growth ETF	1-Month USD LIBOR - 0.40%	Monthly	USD	6,340,101	May 2020	Deutsche Bank AG	—	(54,580)	(54,580)
Pay	iShares Russell 2000 Index	1-Month USD LIBOR - 0.03%	Monthly	USD	2,033,187	May 2020	Deutsche Bank AG	—	(1,363)	(1,363)
Pay	iShares Russell 2000 Index	1-Month USD LIBOR - 0.03%	Monthly	USD	34,281,593	May 2020	Deutsche Bank AG	—	(117,529)	(117,529)
Pay	iShares Russell 2000 Value ETF	1-Month USD LIBOR - 0.29%	Monthly	USD	9,106,164	May 2020	Deutsche Bank AG	—	35,063	35,063
Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD LIBOR - 0.73%	Monthly	USD	4,995,888	May 2020	Deutsche Bank AG	—	429	429
Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD LIBOR - 0.73%	Monthly	USD	2,183,728	May 2020	Deutsche Bank AG	—	(6,964)	(6,964)
Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD LIBOR - 0.73%	Monthly	USD	22,445,113	May 2020	Deutsche Bank AG	—	(71,580)	(71,580)
28	JOHN HANCOCK Seaport Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	iShares S&P 500 Growth ETF	1-Month USD LIBOR - 1.00%	Monthly	USD	1,342,486	May 2020	Deutsche Bank AG	—	$(19,957)	$(19,957)
Pay	iShares S&P North American Technology ETF	1-Month USD LIBOR - 0.60%	Monthly	USD	4,662,524	May 2020	Deutsche Bank AG	—	(87,113)	(87,113)
Pay	iShares S&P North American Technology ETF	1-Month USD LIBOR - 0.85%	Monthly	USD	3,551,787	May 2020	Deutsche Bank AG	—	(14,594)	(14,594)
Pay	iShares S&P North American Technology ETF	1-Month USD LIBOR - 0.50%	Monthly	USD	7,245,849	May 2020	Deutsche Bank AG	—	(254,674)	(254,674)
Pay	iShares S&P Small-Cap 600 Growth ETF	1-Month USD LIBOR - 2.50%	Monthly	USD	2,651,630	May 2020	Deutsche Bank AG	—	(14,578)	(14,578)
Pay	iShares S&P Small-Cap 600 Growth ETF	1-Month USD LIBOR - 2.50%	Monthly	USD	2,523,021	May 2020	Deutsche Bank AG	—	(13,871)	(13,871)
Pay	PowerShares NASDAQ Internet Portfolio	1-Month USD LIBOR - 10.00%	Monthly	USD	2,721,685	May 2020	Deutsche Bank AG	—	(50,604)	(50,604)
Pay	PowerShares QQQ Truest Series 1	1-Month USD LIBOR - 0.07%	Monthly	USD	1,584,973	May 2020	Deutsche Bank AG	—	(44,554)	(44,554)
Pay	PowerShares QQQ Truest Series 1	1-Month USD LIBOR - 0.07%	Monthly	USD	2,277,880	May 2020	Deutsche Bank AG	—	(80,445)	(80,445)
Pay	PureFunds ISE Cyber Security ETF	1-Month USD LIBOR - 4.00%	Monthly	USD	4,620,213	May 2020	Deutsche Bank AG	—	(28,744)	(28,744)
Pay	SPDR S&P 500 ETF	1-Month USD LIBOR + 0.15%	Monthly	USD	1,340,526	May 2020	Deutsche Bank AG	—	(2,926)	(2,926)
Pay	SPDR S&P 500 ETF	1-Month USD LIBOR + 0.15%	Monthly	USD	308,022	May 2020	Deutsche Bank AG	—	(1,808)	(1,808)
Pay	SPDR S&P Biotech ETF	1-Month USD LIBOR - 0.87%	Monthly	USD	32,879,118	May 2020	Deutsche Bank AG	—	(23,603)	(23,603)
Pay	SPDR S&P MidCap 400 ETF	1-Month USD LIBOR + 0.05%	Monthly	USD	2,866,483	May 2020	Deutsche Bank AG	—	(9,656)	(9,656)
Pay	SPDR S&P Oil & Gas Exploration & Production ETF	1-Month USD LIBOR - 0.35%	Monthly	USD	1,685,809	May 2020	Deutsche Bank AG	—	(128,186)	(128,186)
Pay	SPDR S&P Pharmaceuticals ETF	1-Month USD LIBOR - 1.90%	Monthly	USD	14,529,242	May 2020	Deutsche Bank AG	—	633,792	633,792
Pay	SPDR S&P Regional Banking ETF	1-Month USD LIBOR - 0.30%	Monthly	USD	28,703,844	May 2020	Deutsche Bank AG	—	(273,998)	(273,998)
Pay	SPDR S&P Regional Banking ETF	1-Month USD LIBOR - 0.30%	Monthly	USD	1,929,719	May 2020	Deutsche Bank AG	—	14,421	14,421
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD LIBOR - 0.55%	Monthly	USD	8,644,532	May 2020	Deutsche Bank AG	—	(33,392)	(33,392)
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD LIBOR - 0.55%	Monthly	USD	18,971,320	May 2020	Deutsche Bank AG	—	(203,993)	(203,993)
Pay	Vanguard FTSE Europe ETF	1-Month USD LIBOR + 0.05%	Monthly	USD	5,923,450	May 2020	Deutsche Bank AG	—	(39,686)	(39,686)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Seaport Fund	29

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	Vanguard Small-Cap Growth ETF	1-Month USD LIBOR - 0.60%	Monthly	USD	2,454,520	May 2020	Deutsche Bank AG	—	$(32,806)	$(32,806)
Pay	Vanguard Small-Cap Growth ETF	1-Month USD LIBOR - 0.60%	Monthly	USD	5,311,012	May 2020	Deutsche Bank AG	—	(70,983)	(70,983)
Pay	Markit iBoxx Liquid High Yield Index	3-Month EUR EURIBOR + 1.29%	Quarterly	EUR	1,790,000	Dec 2017	Goldman Sach International	$(1,615)	(48,532)	(50,147)
Pay	CN Property BETA	1-Month HDK HIBOR - 0.20%	Monthly	HKD	3,624,318	May 2020	Goldman Sach International	—	25,180	25,180
Pay	CN Property BETA	1-Month HDK HIBOR - 0.20%	Monthly	HKD	4,172,037	May 2020	Goldman Sach International	—	—	—
Pay	iShares PHLX Semiconductor ETF	1-Month USD LIBOR - 0.20%	Monthly	USD	2,496,456	May 2020	Goldman Sach International	—	(94,298)	(94,298)
Pay	iShares MSCI USA Momentum Factor ETF	1-Month USD LIBOR - 0.33%	Monthly	USD	1,728,431	May 2020	JPMorgan Chase Bank	—	(20,269)	(20,269)
Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD LIBOR - 0.33%	Monthly	USD	1,737,624	May 2020	JPMorgan Chase Bank	—	(5,316)	(5,316)
Pay	iShares S&P 500 Growth ETF	1-Month USD LIBOR - 0.33%	Monthly	USD	1,736,145	May 2020	JPMorgan Chase Bank	—	(25,387)	(25,387)
Pay	iShares S&P Small-Cap 600 Growth ETF	1-Month USD LIBOR - 0.33%	Monthly	USD	1,738,461	May 2020	JPMorgan Chase Bank	—	(8,555)	(8,555)
Pay	Vanguard Small-Cap Growth ETF	1-Month USD LIBOR - 0.33%	Monthly	USD	1,738,447	May 2020	JPMorgan Chase Bank	—	(23,064)	(23,064)
Pay	Financial Select Sector SPDR Fund	1-Month USD LIBOR - 0.30%	Monthly	USD	1,774,379	May 2020	Morgan Stanley & Company International	—	(16,848)	(16,848)
Pay	Health Care Select Sector SPDR Fund	1-Month USD LIBOR - 0.45%	Monthly	USD	2,095,203	May 2020	Morgan Stanley & Company International	—	50,420	50,420
Pay	iShares Dow Jones U.S. Index ETF	1-Month USD LIBOR - 3.66%	Monthly	USD	51,687	May 2020	Morgan Stanley & Company International	—	(69)	(69)
Pay	iShares Dow Jones U.S. Technology ETF	1-Month USD LIBOR - 2.66%	Monthly	USD	4,189,823	May 2020	Morgan Stanley & Company International	—	(163,250)	(163,250)
Pay	iShares MSCI United Kingdom ETF	1-Month USD LIBOR - 1.16%	Monthly	USD	34,243	May 2020	Morgan Stanley & Company International	—	(256)	(256)
Pay	iShares MSCI USA Momentum Factor ETF	1-Month USD LIBOR - 1.66%	Monthly	USD	2,340,960	May 2020	Morgan Stanley & Company International	—	(28,528)	(28,528)
Pay	iShares Nasdaq Biotechnology ETF	1-Month USD LIBOR - 1.16%	Monthly	USD	12,372,719	May 2020	Morgan Stanley & Company International	—	418,170	418,170
Pay	iShares Russell 2000 Growth ETF	1-Month USD LIBOR - 1.16%	Monthly	USD	1,356,006	May 2020	Morgan Stanley & Company International	—	(7,810)	(7,810)
30	JOHN HANCOCK Seaport Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	iShares Russell 2000 Growth ETF	1-Month USD LIBOR - 1.16%	Monthly	USD	240,907	May 2020	Morgan Stanley & Company International	—	$(2,074)	$(2,074)
Pay	iShares Russell 2000 Index	1-Month USD LIBOR - 0.66%	Monthly	USD	2,599,586	May 2020	Morgan Stanley & Company International	—	(1,743)	(1,743)
Pay	iShares Russell 2000 Index	1-Month USD LIBOR - 0.66%	Monthly	USD	14,450,993	May 2020	Morgan Stanley & Company International	—	(49,543)	(49,543)
Pay	iShares Russell 2000 Value ETF	1-Month USD LIBOR - 1.16%	Monthly	USD	2,298,481	May 2020	Morgan Stanley & Company International	—	8,850	8,850
Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD LIBOR - 0.97%	Monthly	USD	1,307,172	May 2020	Morgan Stanley & Company International	—	112	112
Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD LIBOR - 0.91%	Monthly	USD	15,702,147	May 2020	Morgan Stanley & Company International	—	(50,076)	(50,076)
Pay	iShares S&P Global Consumer Discretionary ETF	1-Month USD LIBOR - 14.86%	Monthly	USD	1,566,507	May 2020	Morgan Stanley & Company International	—	(17,325)	(17,325)
Pay	iShares S&P North American Technology ETF	1-Month USD LIBOR - 2.16%	Monthly	USD	2,235,250	May 2020	Morgan Stanley & Company International	—	(78,564)	(78,564)
Pay	iShares S&P North American Technology ETF	1-Month USD LIBOR - 1.41%	Monthly	USD	1,300,462	May 2020	Morgan Stanley & Company International	—	(24,297)	(24,297)
Pay	iShares S&P North American Technology ETF	1-Month USD LIBOR - 1.41%	Monthly	USD	226,576	May 2020	Morgan Stanley & Company International	—	(931)	(931)
Pay	iShares UK Property UCITS ETF	1-month GBP LIBOR - 0.88%	Monthly	GBP	1,167,849	May 2020	Morgan Stanley & Company International	—	(1,633)	(1,633)
Pay	PowerShares NASDAQ Internet Portfolio	1-Month USD LIBOR - 10.16%	Monthly	USD	995,419	May 2020	Morgan Stanley & Company International	—	(18,508)	(18,508)
Pay	PowerShares QQQ Truest Series 1	1-Month USD LIBOR - 0.45%	Monthly	USD	2,743,890	May 2020	Morgan Stanley & Company International	—	(96,902)	(96,902)
Pay	SPDR S&P 500 ETF	1-Month USD LIBOR - 0.45%	Monthly	USD	2,447,582	May 2020	Morgan Stanley & Company International	—	(5,342)	(5,342)
Pay	SPDR S&P MidCap 400 ETF	1-Month USD LIBOR - 0.45%	Monthly	USD	293,930	May 2020	Morgan Stanley & Company International	—	(990)	(990)
Pay	SPDR S&P Oil & Gas Exploration & Production ETF	1-Month USD LIBOR - 0.45%	Monthly	USD	1,784,912	May 2020	Morgan Stanley & Company International	—	(104,601)	(104,601)
Pay	SPDR S&P Pharmaceuticals ETF	1-Month USD LIBOR - 2.41%	Monthly	USD	503,831	May 2020	Morgan Stanley & Company International	—	21,978	21,978
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Seaport Fund	31

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD LIBOR - 0.30%	Monthly	USD	27,612,094	May 2020	Morgan Stanley & Company International	—	$(106,659)	(106,659)
Pay	Vanguard FTSE Europe ETF	1-Month USD LIBOR - 0.66%	Monthly	USD	5,168,175	May 2020	Morgan Stanley & Company International	—	(34,626)	(34,626)
Pay	Vanguard Small-Cap Growth ETF	1-Month USD LIBOR - 1.81%	Monthly	USD	1,285,752	May 2020	Morgan Stanley & Company International	—	(17,185)	(17,185)
Receive	Alnylam Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.30%	Monthly	USD	15,710	May 2020	Deutsche Bank AG	—	74,937	74,937
Receive	Alphabet, Inc., Class C	1-Month USD LIBOR + 0.30%	Monthly	USD	5,404	May 2020	Deutsche Bank AG	—	238,208	238,208
Receive	Amgen, Inc.	1-Month USD LIBOR + 0.30%	Monthly	USD	10,675	May 2020	Deutsche Bank AG	—	(54,976)	(54,976)
Receive	Anthem, Inc.	1-Month USD LIBOR + 0.30%	Monthly	USD	15,438	May 2020	Deutsche Bank AG	—	215,514	215,514
Receive	athenahealth, Inc.	1-Month USD LIBOR + 0.30%	Monthly	USD	15,641	May 2020	Deutsche Bank AG	—	23,149	23,149
Receive	Atlassian Corp.	1-Month USD LIBOR + 0.30%	Monthly	USD	34,977	May 2020	Deutsche Bank AG	—	16,089	16,089
Receive	Bank of the Ozarks, Inc.	1-Month USD LIBOR + 0.30%	Monthly	USD	51,215	May 2020	Deutsche Bank AG	—	27,144	27,144
Receive	Biogen, Inc.	1-Month USD LIBOR + 0.30%	Monthly	USD	8,520	May 2020	Deutsche Bank AG	—	(34,676)	(34,676)
Receive	CIGNA Corp.	1-Month USD LIBOR + 0.30%	Monthly	USD	15,139	May 2020	Deutsche Bank AG	—	50,413	50,413
Receive	Citigroup, Inc.	1-Month USD LIBOR + 0.30%	Monthly	USD	36,965	May 2020	Deutsche Bank AG	—	22,918	22,918
Receive	CoStar Group, Inc.	1-Month USD LIBOR + 0.30%	Monthly	USD	18,680	May 2020	Deutsche Bank AG	—	121,420	121,420
Receive	EOG Resources, Inc.	1-Month USD LIBOR + 0.30%	Monthly	USD	36,906	May 2020	Deutsche Bank AG	—	108,873	108,873
Receive	ExlService Holdings, Inc.	1-Month USD LIBOR + 0.30%	Monthly	USD	53,887	May 2020	Deutsche Bank AG	—	(9,700)	(9,700)
Receive	GoDaddy, Inc., Class A	1-Month USD LIBOR + 0.30%	Monthly	USD	34,137	May 2020	Deutsche Bank AG	—	32,430	32,430
Receive	Humana, Inc.	1-Month USD LIBOR + 0.30%	Monthly	USD	11,904	May 2020	Deutsche Bank AG	—	105,469	105,469
Receive	IHS Markit, Ltd.	1-Month USD LIBOR + 0.30%	Monthly	USD	42,557	May 2020	Deutsche Bank AG	—	(38,727)	(38,727)
Receive	Kinder Morgan, Inc.	1-Month USD LIBOR + 0.30%	Monthly	USD	108,838	May 2020	Deutsche Bank AG	—	(17,414)	(17,414)
Receive	MB Financial, Inc.	1-Month USD LIBOR + 0.30%	Monthly	USD	33,636	May 2020	Deutsche Bank AG	—	(12,445)	(12,445)
Receive	MBIA, Inc.	1-Month USD LIBOR + 0.30%	Monthly	USD	47,033	May 2020	Deutsche Bank AG	—	13,169	13,169
32	JOHN HANCOCK Seaport Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Navient Corp.	1-Month USD LIBOR + 0.30%	Monthly	USD	37,946	May 2020	Deutsche Bank AG	—	$5,278	$5,278
Receive	NetApp, Inc.	1-Month USD LIBOR + 0.30%	Monthly	USD	51,673	May 2020	Deutsche Bank AG	—	—	—
Receive	PayPal Holdings, Inc.	1-Month USD LIBOR + 0.30%	Monthly	USD	52,199	May 2020	Deutsche Bank AG	—	63,683	63,683
Receive	Regeneron Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.30%	Monthly	USD	11,130	May 2020	Deutsche Bank AG	—	(265,896)	(265,896)
Receive	ServiceNow, Inc.	1-Month USD LIBOR + 0.30%	Monthly	USD	39,850	May 2020	Deutsche Bank AG	—	9,166	9,166
Receive	Synchrony Financial	1-Month USD LIBOR + 0.30%	Monthly	USD	30,521	May 2020	Deutsche Bank AG	—	27,774	27,774
Receive	Synchrony Financial	1-Month USD LIBOR + 0.30%	Monthly	USD	73,230	May 2020	Deutsche Bank AG	—	(2,197)	(2,197)
Receive	TD Ameritrade Holding Corp.	1-Month USD LIBOR + 0.30%	Monthly	USD	49,613	May 2020	Deutsche Bank AG	—	128,994	128,994
Receive	Teradyne, Inc.	1-Month USD LIBOR + 0.30%	Monthly	USD	48,852	May 2020	Deutsche Bank AG	—	42,013	42,013
Receive	The Hartford Financial Services Group, Inc.	1-Month USD LIBOR + 0.30%	Monthly	USD	24,334	May 2020	Deutsche Bank AG	—	(34,554)	(34,554)
Receive	The PNC Financial Services Group, Inc.	1-Month USD LIBOR + 0.30%	Monthly	USD	35,359	May 2020	Deutsche Bank AG	—	(37,481)	(37,481)
Receive	Thermo Fisher Scientific, Inc.	1-Month USD LIBOR + 0.30%	Monthly	USD	12,527	May 2020	Deutsche Bank AG	—	(6,890)	(6,890)
Receive	TransUnion	1-Month USD LIBOR + 0.30%	Monthly	USD	66,497	May 2020	Deutsche Bank AG	—	86,446	86,446
Receive	TransUnion	1-Month USD LIBOR + 0.30%	Monthly	USD	47,384	May 2020	Deutsche Bank AG	—	61,599	61,599
Receive	Visa, Inc., Class A	1-Month USD LIBOR + 0.30%	Monthly	USD	36,495	May 2020	Deutsche Bank AG	—	6,569	6,569
Receive	Voya Financial, Inc.	1-Month USD LIBOR + 0.30%	Monthly	USD	44,261	May 2020	Deutsche Bank AG	—	13,721	13,721
Receive	Western Alliance Bancorp	1-Month USD LIBOR + 0.30%	Monthly	USD	36,195	May 2020	Deutsche Bank AG	—	110,757	110,757
Receive	Wex, Inc.	1-Month USD LIBOR + 0.30%	Monthly	USD	39,385	May 2020	Deutsche Bank AG	—	34,265	34,265
Receive	XL Group, Ltd.	1-Month USD LIBOR + 0.30%	Monthly	USD	43,896	May 2020	Deutsche Bank AG	—	(87,353)	(87,353)
Receive	Alkermes PLC	1-Month USD LIBOR + 0.20%	Monthly	USD	74,709	May 2020	Goldman Sach International	—	(121,029)	(121,029)
Receive	Amicus Therapeutics, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	214,330	May 2020	Goldman Sach International	—	225,047	225,047
Receive	Athene Holding, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	25,838	May 2020	Goldman Sach International	—	(41,082)	(41,082)
Receive	Banco Santander SA	1-Month EUR EURIBOR + 0.20%	Monthly	EUR	77,243	May 2020	Goldman Sach International	—	(423)	(423)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Seaport Fund	33

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	BankUnited, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	30,321	May 2020	Goldman Sach International	—	$(6,367)	$(6,367)
Receive	Boston Scientific Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	111,890	May 2020	Goldman Sach International	—	(185,737)	(185,737)
Receive	Bristol-Myers Squibb Company	1-Month USD LIBOR + 0.20%	Monthly	USD	121,590	May 2020	Goldman Sach International	—	(241,964)	(241,964)
Receive	CBOE Holdings, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	12,858	May 2020	Goldman Sach International	—	39,474	39,474
Receive	Citigroup, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	73,022	May 2020	Goldman Sach International	—	(21,176)	(21,176)
Receive	FirstCash, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	12,136	May 2020	Goldman Sach International	—	39,442	39,442
Receive	Flextronics International, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	109,437	May 2020	Goldman Sach International	—	49,247	49,247
Receive	Genpact, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	134,363	May 2020	Goldman Sach International	—	10,749	10,749
Receive	Global Blood Therapeutics, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	65,270	May 2020	Goldman Sach International	—	430,782	430,782
Receive	Global Payments, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	58,646	May 2020	Goldman Sach International	—	208,193	208,193
Receive	Guidewire Software, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	18,936	May 2020	Goldman Sach International	—	52,263	52,263
Receive	IBERIABANK Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	22,922	May 2020	Goldman Sach International	—	(38,967)	(38,967)
Receive	ICICI Bank, Ltd., ADR	1-Month USD LIBOR + 0.20%	Monthly	USD	399,443	May 2020	Goldman Sach International	—	495,309	495,309
Receive	Integrated Device Technology, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	60,180	May 2020	Goldman Sach International	—	173,920	173,920
Receive	Intercontinental Exchange, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	20,033	May 2020	Goldman Sach International	—	(401)	(401)
Receive	JELD-WEN Holding, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	98,936	May 2020	Goldman Sach International	—	43,532	43,532
Receive	Marsh & McLennan Companies, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	17,290	May 2020	Goldman Sach International	—	(60,688)	(60,688)
Receive	Micron Technology, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	87,456	May 2020	Goldman Sach International	—	324,462	324,462
Receive	Mylan NV	1-Month USD LIBOR + 0.20%	Monthly	USD	80,665	May 2020	Goldman Sach International	—	(258,935)	(258,935)
Receive	Portola Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	89,971	May 2020	Goldman Sach International	—	(71,077)	(71,077)
Receive	Prudential Financial, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	12,480	May 2020	Goldman Sach International	—	(3,994)	(3,994)
Receive	QUALCOMM, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	71,192	May 2020	Goldman Sach International	—	(198,626)	(198,626)
Receive	Sterling Bancorp	1-Month USD LIBOR + 0.20%	Monthly	USD	25,568	May 2020	Goldman Sach International	—	7,647	7,647
Receive	SunTrust Banks, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	21,665	May 2020	Goldman Sach International	—	4,116	4,116
34	JOHN HANCOCK Seaport Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Total System Services, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	54,048	May 2020	Goldman Sach International	—	$72,424	$72,424
Receive	Tower Semiconductor, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	67,815	May 2020	Goldman Sach International	—	41,367	41,367
Receive	TriNet Group, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	59,523	May 2020	Goldman Sach International	—	(12,500)	(12,500)
Receive	Union Bankshares Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	27,161	May 2020	Goldman Sach International	—	(21,729)	(21,729)
Receive	WestRock Company	1-Month USD LIBOR + 0.20%	Monthly	USD	68,610	May 2020	Goldman Sach International	—	59,005	59,005
Receive	Workday, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	55,372	May 2020	Goldman Sach International	—	214,290	214,290
Receive	Aetna, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	4,122	May 2020	JPMorgan Chase Bank	—	41,014	41,014
Receive	Alleghany Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	1,673	May 2020	JPMorgan Chase Bank	—	8,867	8,867
Receive	Allergan PLC	1-Month USD LIBOR + 0.20%	Monthly	USD	28,124	May 2020	JPMorgan Chase Bank	—	(160,026)	(160,026)
Receive	Alliance Data Systems Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	17,198	May 2020	JPMorgan Chase Bank	—	(152,374)	(152,374)
Receive	Alphabet, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	2,220	May 2020	JPMorgan Chase Bank	—	92,396	92,396
Receive	Alphabet, Inc., Class C	1-Month USD LIBOR + 0.20%	Monthly	USD	2,362	May 2020	JPMorgan Chase Bank	—	104,117	104,117
Receive	Amazon.com, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	3,000	May 2020	JPMorgan Chase Bank	—	398,550	398,550
Receive	American Tower Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	6,886	May 2020	JPMorgan Chase Bank	—	36,358	36,358
Receive	BlackRock, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	3,087	May 2020	JPMorgan Chase Bank	—	(18,399)	(18,399)
Receive	Bluebird Bio, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	23,550	May 2020	JPMorgan Chase Bank	—	(50,633)	(50,633)
Receive	Capital One Financial Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	11,866	May 2020	JPMorgan Chase Bank	—	55,770	55,770
Receive	Celgene Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	26,125	May 2020	JPMorgan Chase Bank	—	(506,041)	(506,041)
Receive	Eli Lilly & Company	1-Month USD LIBOR + 0.20%	Monthly	USD	27,830	May 2020	JPMorgan Chase Bank	—	(89,891)	(89,891)
Receive	Euronet Worldwide, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	9,549	May 2020	JPMorgan Chase Bank	—	(1,337)	(1,337)
Receive	Facebook, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	42,708	May 2020	JPMorgan Chase Bank	—	402,736	402,736
Receive	Facebook, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	17,055	May 2020	JPMorgan Chase Bank	—	160,829	160,829
Receive	First Citizens BancShares, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	3,920	May 2020	JPMorgan Chase Bank	—	84,515	84,515
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Seaport Fund	35

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	First Republic Bank	1-Month USD LIBOR + 0.20%	Monthly	USD	9,800	May 2020	JPMorgan Chase Bank	—	$(490)	$(490)
Receive	Flagstar Bancorp, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	7,613	May 2020	JPMorgan Chase Bank	—	7,994	7,994
Receive	Flextronics International, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	58,781	May 2020	JPMorgan Chase Bank	—	(5,584)	(5,584)
Receive	HCA Holdings, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	24,067	May 2020	JPMorgan Chase Bank	—	(94,343)	(94,343)
Receive	Hilton Worldwide Holdings, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	48,942	May 2020	JPMorgan Chase Bank	—	(9,788)	(9,788)
Receive	Incyte Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	27,303	May 2020	JPMorgan Chase Bank	—	(21,569)	(21,569)
Receive	Independent Bank Group, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	5,623	May 2020	JPMorgan Chase Bank	—	10,403	10,403
Receive	Medtronic PLC	1-Month USD LIBOR + 0.20%	Monthly	USD	25,909	May 2020	JPMorgan Chase Bank	—	48,191	48,191
Receive	MyoKardia, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	118,405	May 2020	JPMorgan Chase Bank	—	248,651	248,651
Receive	PayPal Holdings, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	54,887	May 2020	JPMorgan Chase Bank	—	66,962	66,962
Receive	Seacoast Banking Corp. of Florida	1-Month USD LIBOR + 0.20%	Monthly	USD	12,165	May 2020	JPMorgan Chase Bank	—	3,893	3,893
Receive	Seacoast Banking Corp. of Florida	1-Month USD LIBOR + 0.20%	Monthly	USD	32,800	May 2020	JPMorgan Chase Bank	—	(768)	(768)
Receive	Seacoast Banking Corp. of Florida	1-Month USD LIBOR + 0.20%	Monthly	USD	13,334	May 2020	JPMorgan Chase Bank	—	(415)	(415)
Receive	TESARO, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	27,066	May 2020	JPMorgan Chase Bank	—	91,483	91,483
Receive	Tesla Motors, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	5,802	May 2020	JPMorgan Chase Bank	—	31,099	31,099
Receive	The Brink's Company	1-Month USD LIBOR + 0.20%	Monthly	USD	43,943	May 2020	JPMorgan Chase Bank	—	(87,886)	(87,886)
Receive	The Dun & Bradstreet Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	7,100	May 2020	JPMorgan Chase Bank	—	(9,798)	(9,798)
Receive	The Priceline Group, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	1,005	May 2020	JPMorgan Chase Bank	—	(27,467)	(27,467)
Receive	UnitedHealth Group, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	17,547	May 2020	JPMorgan Chase Bank	—	36,322	36,322
Receive	Vertex Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	25,055	May 2020	JPMorgan Chase Bank	—	(122,268)	(122,268)
Receive	Zebra Technologies Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	16,864	May 2020	JPMorgan Chase Bank	—	76,057	76,057
Receive	Zebra Technologies Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	47,354	May 2020	JPMorgan Chase Bank	—	213,567	213,567
Receive	Abbott Laboratories	1-Month USD LIBOR + 0.50%	Monthly	USD	29,796	May 2020	Morgan Stanley & Company International	—	(34,265)	(34,265)
36	JOHN HANCOCK Seaport Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	AerCap Holdings NV	1-Month USD LIBOR + 0.50%	Monthly	USD	64,058	May 2020	Morgan Stanley & Company International	—	$24,342	$24,342
Receive	Aerie Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	56,216	May 2020	Morgan Stanley & Company International	—	(148,972)	(148,972)
Receive	Alphabet, Inc., Class C	1-Month USD LIBOR + 0.50%	Monthly	USD	810	May 2020	Morgan Stanley & Company International	—	(19,435)	(19,435)
Receive	American International Group, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	63,337	May 2020	Morgan Stanley & Company International	—	(29,135)	(29,135)
Receive	Arista Networks, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	1,875	May 2020	Morgan Stanley & Company International	—	10,863	10,863
Receive	Assured Guaranty, Ltd.	1-Month USD LIBOR + 0.50%	Monthly	USD	62,681	May 2020	Morgan Stanley & Company International	—	(40,116)	(40,116)
Receive	Banc of California, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	79,726	May 2020	Morgan Stanley & Company International	—	55,808	55,808
Receive	Bank of America Corp.	1-Month USD LIBOR + 0.50%	Monthly	USD	111,626	May 2020	Morgan Stanley & Company International	—	90,417	90,417
Receive	Bank of America Corp.	1-Month USD LIBOR + 0.50%	Monthly	USD	185,740	May 2020	Morgan Stanley & Company International	—	(65,009)	(65,009)
Receive	Bank of the Ozarks, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	5,304	May 2020	Morgan Stanley & Company International	—	38	38
Receive	Baxter International, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	40,574	May 2020	Morgan Stanley & Company International	—	(3,526)	(3,526)
Receive	Blueprint Medicines Corp.	1-Month USD LIBOR + 0.50%	Monthly	USD	55,765	May 2020	Morgan Stanley & Company International	—	(136,624)	(136,624)
Receive	Bristol-Myers Squibb Company	1-Month USD LIBOR + 0.50%	Monthly	USD	106,463	May 2020	Morgan Stanley & Company International	—	75,589	75,589
Receive	Cardinal Health, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	47,165	May 2020	Morgan Stanley & Company International	—	(214,129)	(214,129)
Receive	Cognizant Technology Solutions Corp.	1-Month USD LIBOR + 0.50%	Monthly	USD	19,997	May 2020	Morgan Stanley & Company International	—	21,797	21,797
Receive	Edwards Lifesciences Corp.	1-Month USD LIBOR + 0.50%	Monthly	USD	4,895	May 2020	Morgan Stanley & Company International	—	(7,370)	(7,370)
Receive	Edwards Lifesciences Corp.	1-Month USD LIBOR + 0.50%	Monthly	USD	3,493	May 2020	Morgan Stanley & Company International	—	(5,621)	(5,621)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Seaport Fund	37

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Envision Healthcare Corp.	1-Month USD LIBOR + 0.50%	Monthly	USD	42,856	May 2020	Morgan Stanley & Company International	—	$(42,856)	$(42,856)
Receive	EPAM Systems, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	21,471	May 2020	Morgan Stanley & Company International	—	17,392	17,392
Receive	Expedia, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	17,478	May 2020	Morgan Stanley & Company International	—	(396,576)	(396,576)
Receive	FANUC Corp.	1-Month JPY LIBOR + 0.50%	Monthly	JPY	3,300	May 2020	Morgan Stanley & Company International	—	7,132	7,132
Receive	Financial Engines, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	85,890	May 2020	Morgan Stanley & Company International	—	(38,651)	(38,651)
Receive	FleetCor Technologies, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	29,166	May 2020	Morgan Stanley & Company International	—	32,958	32,958
Receive	FNB Corp.	1-Month USD LIBOR + 0.50%	Monthly	USD	104,360	May 2020	Morgan Stanley & Company International	—	(1,044)	(1,044)
Receive	Hamilton Lane, Inc., Class A	1-Month USD LIBOR + 0.50%	Monthly	USD	3,818	May 2020	Morgan Stanley & Company International	—	(36)	(36)
Receive	Hologic, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	107,332	May 2020	Morgan Stanley & Company International	—	77,279	77,279
Receive	Insulet Corp.	1-Month USD LIBOR + 0.50%	Monthly	USD	108,561	May 2020	Morgan Stanley & Company International	—	33,654	33,654
Receive	Itron, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	23,243	May 2020	Morgan Stanley & Company International	—	(6,973)	(6,973)
Receive	Loxo Oncology, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	42,680	May 2020	Morgan Stanley & Company International	—	48,655	48,655
Receive	Mastercard, Inc., Class A	1-Month USD LIBOR + 0.50%	Monthly	USD	13,546	May 2020	Morgan Stanley & Company International	—	29,530	29,530
Receive	McKesson Corp.	1-Month USD LIBOR + 0.50%	Monthly	USD	29,045	May 2020	Morgan Stanley & Company International	—	(344,764)	(344,764)
Receive	MGIC Investment Corp.	1-Month USD LIBOR + 0.50%	Monthly	USD	252,287	May 2020	Morgan Stanley & Company International	—	121,098	121,098
Receive	Microchip Technology, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	20,663	May 2020	Morgan Stanley & Company International	—	34,714	34,714
Receive	OneMain Holdings, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	88,871	May 2020	Morgan Stanley & Company International	—	94,203	94,203
38	JOHN HANCOCK Seaport Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Planet Fitness, Inc., Class A	1-Month USD LIBOR + 0.50%	Monthly	USD	152,408	May 2020	Morgan Stanley & Company International	—	$105,162	$105,162
Receive	Prothena Corp. PLC	1-Month USD LIBOR + 0.50%	Monthly	USD	41,885	May 2020	Morgan Stanley & Company International	—	61,571	61,571
Receive	Salesforce.com, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	20,987	May 2020	Morgan Stanley & Company International	—	48,060	48,060
Receive	Skechers U.S.A., Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	52,917	May 2020	Morgan Stanley & Company International	—	(49,795)	(49,795)
Receive	Sterling Bancorp	1-Month USD LIBOR + 0.50%	Monthly	USD	122,456	May 2020	Morgan Stanley & Company International	—	79,596	79,596
Receive	Teradyne, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	3,564	May 2020	Morgan Stanley & Company International	—	2,116	2,116
Receive	The Dun & Bradstreet Corp.	1-Month USD LIBOR + 0.50%	Monthly	USD	783	May 2020	Morgan Stanley & Company International	—	(64)	(64)
Receive	The Dun & Bradstreet Corp.	1-Month USD LIBOR + 0.50%	Monthly	USD	627	May 2020	Morgan Stanley & Company International	—	123	123
Receive	The Dun & Bradstreet Corp.	1-Month USD LIBOR + 0.50%	Monthly	USD	306	May 2020	Morgan Stanley & Company International	—	245	245
Receive	The Dun & Bradstreet Corp.	1-Month USD LIBOR + 0.50%	Monthly	USD	400	May 2020	Morgan Stanley & Company International	—	(690)	(690)
Receive	The Dun & Bradstreet Corp.	1-Month USD LIBOR + 0.50%	Monthly	USD	600	May 2020	Morgan Stanley & Company International	—	(583)	(583)
Receive	The Dun & Bradstreet Corp.	1-Month USD LIBOR + 0.50%	Monthly	USD	400	May 2020	Morgan Stanley & Company International	—	41	41
Receive	Tower Semiconductor, Ltd.	1-Month USD LIBOR + 0.50%	Monthly	USD	136,969	May 2020	Morgan Stanley & Company International	—	83,551	83,551
Receive	Ultragenyx Pharmaceutical, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	35,300	May 2020	Morgan Stanley & Company International	—	(126,727)	(126,727)
Receive	VeriSign, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	21,451	May 2020	Morgan Stanley & Company International	—	(36,038)	(36,038)
Receive	WageWorks, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	31,868	May 2020	Morgan Stanley & Company International	—	(28,681)	(28,681)
Receive	Walgreens Boots Alliance, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	32,010	May 2020	Morgan Stanley & Company International	—	(32,650)	(32,650)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Seaport Fund	39

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	WisdomTree Investments, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	103,626	May 2020	Morgan Stanley & Company International	—	$(14,508)	$(14,508)
Receive	Yandex NV, Class A	1-Month USD LIBOR + 0.50%	Monthly	USD	34,888	May 2020	Morgan Stanley & Company International	—	23,822	23,822
Receive	Yandex NV, Class A	1-Month USD LIBOR + 0.50%	Monthly	USD	18,786	May 2020	Morgan Stanley & Company International	—	5,089	5,089
								$(1,615)	$1,198,755	$1,197,140
* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.
Derivatives currency abbreviations
AUD	Australian Dollar
CNY	Chinese Yuan Renminbi
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	Korean Won
SEK	Swedish Krona
SGD	Singapore Dollar
USD	U.S. Dollar

Derivatives abbreviations
ADR	American Depositary Receipt
EURIBOR	Euro Interbank Offered Rate
HIBOR	Hong Kong Interbank Offered Rate
LIBOR	London Interbank Offered Rate
At 10-31-17, the aggregate cost of investments for federal income tax purposes was $598,975,769. Net unrealized appreciation aggregated to $39,333,106, of which $57,643,669 related to gross unrealized appreciation and $18,310,563 related to gross unrealized depreciation.
OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.
40	JOHN HANCOCK Seaport Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-17

Assets
Investments, at value (Cost $592,295,022)	$638,586,346
Foreign currency, at value (Cost $5,419)	5,382
Cash held at broker for futures contracts	85,250
Cash segregated at custodian for OTC derivative contracts	12,651,000
Cash collateral at prime broker for short sales	7,247,271
Receivable for investments sold	23,028,305
Receivable for fund shares sold	581,758
Unrealized appreciation on forward foreign currency contracts	536,429
Dividends and interest receivable	1,110,431
Swap contracts, at value	9,662,751
Other receivables and prepaid expenses	65,741
Total assets	693,560,664
Liabilities
Due to custodian	5,462,378
Payable for collateral on OTC derivatives	1,945,000
Foreign capital gains tax payable	288,369
Payable for investments purchased	23,582,095
Unrealized depreciation on forward foreign currency contracts	319,763
Payable for fund shares repurchased	1,761,302
Written options, at value (premium received $2,236,120)	1,359,250
Swap contracts, at value (net unamortized upfront payment on swaps $203,106)	8,642,496
Payable for futures variation margin	14,880
Payable for broker fees and expenses on short sales	194,713
Payable to affiliates
Accounting and legal services fees	9,309
Transfer agent fees	44,733
Trustees' fees	516
Other liabilities and accrued expenses	392,400
Total liabilities	44,017,204
Net assets	$649,543,460
Net assets consist of
Paid-in capital	$569,097,882
Accumulated distributions in excess of net investment income	(13,183,177)
Accumulated net realized gain (loss) on investments, securities sold short, futures contracts, options written, foreign currency transactions and swap agreements	45,469,620
Net unrealized appreciation (depreciation) on investments, futures contracts, options written, translation of assets and liabilities in foreign currencies and swap agreements	48,159,135
Net assets	$649,543,460

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       41

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($22,368,718 ÷ 1,892,439 shares)[1]	$11.82
Class C ($12,261,855 ÷ 1,059,608 shares)[1]	$11.57
Class I ($453,875,047 ÷ 37,911,265 shares)	$11.97
Class R6 ($9,143,554 ÷ 759,203 shares)	$12.04
Class NAV ($151,894,286 ÷ 12,613,390 shares)	$12.04
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$12.44

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       42

STATEMENT OF OPERATIONS   For the year ended 10-31-17

Investment income
Dividends	$8,533,807
Interest	3,924,656
Less foreign taxes withheld	(334,355)
Total investment income	12,124,108
Expenses
Investment management fees	9,257,239
Dividends on investment sold short	5,483,291
Broker fees and expenses on short sales	6,033,035
Distribution and service fees	174,797
Accounting and legal services fees	146,737
Transfer agent fees	482,157
Trustees' fees	9,412
State registration fees	65,198
Printing and postage	83,705
Professional fees	100,665
Custodian fees	266,305
Other	26,161
Total expenses	22,128,702
Less expense reductions	(49,739)
Net expenses	22,078,963
Net investment loss	(9,954,855)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	153,207,776 [1]
Securities sold short	(90,290,740)
Futures contracts	(49,233)
Forward foreign currency contracts	(1,733,590)
Written options	1,864,708
Swap contracts	(560,995)
62,437,926
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	26,730,435 [2]
Securities sold short	(2,803,066)
Futures contracts	(155,142)
Forward foreign currency contracts	56,003
Written options	900,508
Swap contracts	1,151,126
25,879,864
Net realized and unrealized gain	88,317,790
Increase in net assets from operations	$78,362,935

[1]	Net of India foreign taxes of $321,875.
[2]	Net of $255,746 increase in deferred India foreign withholding taxes.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       43

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-17	Year ended 10-31-16
Increase (decrease) in net assets
From operations
Net investment loss	($9,954,855)	($17,318,021)
Net realized gain (loss)	62,437,926	(3,145,344)
Change in net unrealized appreciation (depreciation)	25,879,864	(440,120)
Increase (decrease) in net assets resulting from operations	78,362,935	(20,903,485)
Distributions to shareholders
From net realized gain
Class A	(8,982)	(120,068)
Class C	(6,334)	(77,011)
Class I	(190,572)	(2,580,781)
Class R6	(2,624)	(2,268)
Class NAV	(82,720)	(1,066,230)
Total distributions	(291,232)	(3,846,358)
From fund share transactions	(78,629,348)	(82,821,789)
Total decrease	(557,645)	(107,571,632)
Net assets
Beginning of year	650,101,105	757,672,737
End of year	$649,543,460	$650,101,105
Accumulated net investment loss	($13,183,177)	($13,739,086)

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       44

STATEMENT OF CASH FLOWS For the year ended 10-31-17

Cash flows from operating activities
Net increase in net assets from operations	$78,362,935
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(930,760,621)
Long-term investments sold	1,421,624,973
Purchase to cover short sales	(913,425,397)
Proceeds from short sales	410,191,680
Increase in short-term investments	(214,633,792)
Net amortization of premium (discount)	68,662
Decrease in foreign currency	414,222
Increase in cash held at broker for futures contracts	(85,250)
Increase in cash segregated at custodian for OTC derivative contracts	(10,171,000)
Increase in receivable for investments sold	(6,720,801)
Increase in unrealized appreciation/depreciation for forward foreign currency exchange contracts	(56,003)
Increase in dividends and interest receivable	(366,710)
Increase in unrealized appreciation/depreciation of swap contracts	(948,020)
Increase in other assets	(30,936)
Decrease in cash held at broker for securities sold short	310,994,953
Increase in payable for collateral on OTC derivatives	1,898,000
Increase in payable for investments purchased	13,402,039
Increase in payable for written options	500,481
Increase in payable for futures variation margin	14,880
Decrease in payable to affiliates	(27,567)
Increase in other liabilities and accrued expenses	158,884
Increase in payble for foreign capital gain tax	255,746
Net change in unrealized (appreciation) depreciation on investments	(26,728,027)
Net change in unrealized (appreciation) depreciation on investments sold short	2,803,066
Net realized gain on investments	(153,476,040)
Net realized loss on investments sold short	90,290,740
Net cash provided by operating activities	$73,551,097
Cash flows from financing activities
Decrease in payable for broker fees and expenses on short sales	($288,474)
Payable for due to custodian	5,462,378
Distributions to common shareholders net of reinvestments	(15,585)
Fund shares sold	163,118,889
Fund shares repurchased	(242,023,884)
Decrease in receivable for fund shares sold	161,188
Decrease in payable for fund shares repurchased	(413,806)
Net cash used in financing activities	($73,999,294)
Net decrease in cash	($448,197)
Cash at beginning of period	$448,197
Cash at end of period	-
Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consists of reinvestment of dividends and distributions of:	($275,647)

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       45

Financial highlights

Class A Shares Period ended	10-31-17	10-31-16	10-31-15	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.45	$10.81	$10.10	$10.00
Net investment loss[2]	(0.22)	(0.28)	(0.24)	(0.21)
Net realized and unrealized gain (loss) on investments	1.60	(0.03)	0.95	0.31
Total from investment operations	1.38	(0.31)	0.71	0.10
Less distributions
From net realized gain	(0.01)	(0.05)	—	—
Total distributions	(0.01)	(0.05)	—	—
Net asset value, end of period	$11.82	$10.45	$10.81	$10.10
Total return (%)[3,4]	13.16	(2.94)	7.13	1.00	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$22	$22	$16	$5
Ratios (as a percentage of average net assets):
Expenses before reductions[6]	3.86	4.22	3.43	4.29	[7]
Expenses including reductions[6]	3.85	4.21	3.28	3.44	[7]
Net investment loss	(1.99)	(2.71)	(2.31)	(2.51	) [7]
Portfolio turnover (%)	485	403	396	375

[1]	Period from 12-20-13 (commencement of operations) to 10-31-14.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Includes dividends on investments sold short and broker fees and expenses on short sales for the periods ended 10-31-17, 10-31-16, 10-31-15 and 10-31-14, which were equivalent to a net annual effective rate of 1.84%, 2.16%, 1.34% and 1.11%, respectively, of the fund's average daily net assets.
[7]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       46

Class C Shares Period ended	10-31-17	10-31-16	10-31-15	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.30	$10.74	$10.10	$9.86
Net investment loss[2]	(0.29)	(0.35)	(0.32)	(0.15)
Net realized and unrealized gain (loss) on investments	1.57	(0.04)	0.96	0.39
Total from investment operations	1.28	(0.39)	0.64	0.24
Less distributions
From net realized gain	(0.01)	(0.05)	—	—
Total distributions	(0.01)	(0.05)	—	—
Net asset value, end of period	$11.57	$10.30	$10.74	$10.10
Total return (%)[3,4]	12.38	(3.61)	6.34	2.43	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$12	$16	$9	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions[7]	4.56	4.93	4.34	10.15	[8]
Expenses including reductions[7]	4.55	4.92	4.00	4.12	[8]
Net investment loss	(2.66)	(3.42)	(3.04)	(3.31	) [8]
Portfolio turnover (%)	485	403	396	375	[9]

[1]	The inception date for Class C shares is 5-16-14.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Includes dividends on investments sold short and broker fees and expenses on short sales for the periods ended 10-31-17, 10-31-16, 10-31-15 and 10-31-14, which were equivalent to a net annual effective rate of 1.84%, 2.16%, 1.34% and 1.11%, respectively, of the fund's average daily net assets.
[8]	Annualized.
[9]	The portfolio turnover is shown for the period from 12-20-13 to 10-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       47

Class I Shares Period ended	10-31-17	10-31-16	10-31-15	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.55	$10.89	$10.13	$10.00
Net investment loss[2]	(0.19)	(0.25)	(0.21)	(0.19)
Net realized and unrealized gain (loss) on investments	1.62	(0.04)	0.97	0.32
Total from investment operations	1.43	(0.29)	0.76	0.13
Less distributions
From net realized gain	(0.01)	(0.05)	—	—
Total distributions	(0.01)	(0.05)	—	—
Net asset value, end of period	$11.97	$10.55	$10.89	$10.13
Total return (%)[3]	13.51	(2.64)	7.50	1.30	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$454	$422	$502	$18
Ratios (as a percentage of average net assets):
Expenses before reductions[5]	3.54	3.87	3.00	3.16	[6]
Expenses including reductions[5]	3.54	3.87	2.99	3.03	[6]
Net investment loss	(1.65)	(2.40)	(2.04)	(2.20	) [6]
Portfolio turnover (%)	485	403	396	375

[1]	Period from 12-20-13 (commencement of operations) to 10-31-14.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Includes dividends on investments sold short and broker fees and expenses on short sales for the periods ended 10-31-17, 10-31-16, 10-31-15 and 10-31-14, which were equivalent to a net annual effective rate of 1.84%, 2.16%, 1.34% and 1.11%, respectively, of the fund's average daily net assets.
[6]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       48

Class R6 Shares Period ended	10-31-17	10-31-16	10-31-15	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.60	$10.93	$10.16	$10.00
Net investment loss[2]	(0.19)	(0.24)	(0.22)	(0.17)
Net realized and unrealized gain (loss) on investments	1.64	(0.04)	0.99	0.33
Total from investment operations	1.45	(0.28)	0.77	0.16
Less distributions
From net realized gain	(0.01)	(0.05)	—	—
Total distributions	(0.01)	(0.05)	—	—
Net asset value, end of period	$12.04	$10.60	$10.93	$10.16
Total return (%)[3]	13.64	(2.54)	7.58	1.60	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$9	$5	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions[6]	3.45	4.04	5.99	22.57	[7]
Expenses including reductions[6]	3.44	4.01	3.03	2.84	[7]
Net investment loss	(1.57)	(2.34)	(2.05)	(1.90	) [7]
Portfolio turnover (%)	485	403	396	375

[1]	Period from 12-20-13 (commencement of operations) to 10-31-14.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Includes dividends on investments sold short and broker fees and expenses on short sales for the periods ended 10-31-17, 10-31-16, 10-31-15 and 10-31-14, which were equivalent to a net annual effective rate of 1.84%, 2.16%, 1.34% and 1.11%, respectively, of the fund's average daily net assets.
[7]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       49

Class NAV Shares Period ended	10-31-17	10-31-16	10-31-15	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.60	$10.93	$10.16	$10.00
Net investment loss[2]	(0.17)	(0.24)	(0.20)	(0.17)
Net realized and unrealized gain (loss) on investments	1.62	(0.04)	0.97	0.33
Total from investment operations	1.45	(0.28)	0.77	0.16
Less distributions
From net realized gain	(0.01)	(0.05)	—	—
Total distributions	(0.01)	(0.05)	—	—
Net asset value, end of period	$12.04	$10.60	$10.93	$10.16
Total return (%)[3]	13.64	(2.54)	7.58	1.60	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$152	$185	$230	$196
Ratios (as a percentage of average net assets):
Expenses before reductions[5]	3.44	3.78	2.99	2.87	[6]
Expenses including reductions[5]	3.43	3.77	2.99	2.85	[6]
Net investment loss	(1.54)	(2.30)	(1.82)	(1.91	) [6]
Portfolio turnover (%)	485	403	396	375

[1]	Period from 12-20-13 (commencement of operations) to 10-31-14.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Includes dividends on investments sold short and broker fees and expenses on short sales for the periods ended 10-31-17, 10-31-16, 10-31-15 and 10-31-14, which were equivalent to a net annual effective rate of 1.84%, 2.16%, 1.34% and 1.11%, respectively, of the fund's average daily net assets.
[6]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       50

Notes to financial statements

Note 1 — Organization

John Hancock Seaport Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option trades. Swaps and unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment

ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       51

factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of October 31, 2017, by major security category or type:

	Total value at 10-31-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Consumer discretionary	$33,038,039	$18,467,628	$13,932,545	$637,866
Consumer staples	5,525,311	4,864,743	660,568	—
Energy	24,588,855	24,588,855	—	—
Financials	103,941,168	18,620,734	85,320,434	—
Health care	89,710,722	55,513,004	33,858,400	339,318
Industrials	33,875,560	13,437,495	20,438,065	—
Information technology	78,326,998	60,673,499	17,653,278	221
Materials	12,206,973	9,075,394	3,131,579	—
Real estate	8,054,361	1,271,548	6,782,813	—
Telecommunication services	5,466,663	2,545,232	2,921,431	—
Utilities	8,287,987	965,954	7,322,033	—
Preferred securities	6,615,651	—	6,615,651	—
U.S. Government and Agency obligations	86,478,008	—	86,478,008	—
Term loans	371,135	—	371,135	—
Rights	176,344	—	176,344	—
Purchased options	2,838,331	877,705	1,960,626	—
Short-term investments	139,084,240	17,238,009	121,846,231	—
Total investments in securities	$638,586,346	$228,139,800	$409,469,141	$977,405
Derivatives:
Assets
Forward foreign currency contracts	$536,429	—	$536,429	—
Swap contracts	9,662,751	—	9,662,751	—
Liabilities
Futures	(155,142)	$(155,142)	—	—
Forward foreign currency contracts	(319,763)	—	(319,763)	—

ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       52

	Total value at 10-31-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Written options	(1,359,250)	($1,047,850)	($311,400)	—
Swap contracts	(8,642,496)	—	(8,642,496)	—

Securities sold short. During the year ended October 31, 2017, the fund sold securities short or maintained short positions (short sales) in anticipation of a decline in the market value of certain securities. The fund may have sold securities short that the fund did not own. If the fund did not own the security, to complete the short sale, the fund borrowed the security to make delivery to the buyer.

In a physical short sale, the fund is required to pay the lender any dividends or interest, which accrues during the period of the loan. The fund is then obligated to return the security borrowed by purchasing it at market price at the time of replacement. The price of the security at replacement may differ from the price at which the security was sold. The fund will incur a loss, as a result of the short sale, if the price of the security increases between the date of the short sale and when the fund replaces the borrowed security. This loss may be unlimited. The fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the fund may be required to pay in connection with a short sale.

The fund utilized agreements with prime brokers in order to execute its physical short sales strategy. The usage of a prime broker involves counterparty risk, including the risk that a prime broker may default on its obligation and that the fund may lose its collateral deposit or short sale proceeds. The fund incurred expenses as a result of executing the short sale strategy and the maintenance of any margin, as required by the prime brokerage agreements. For the year ended October 31, 2017, the fund incurred broker fees and expenses on short sales in the amount of $6,033,035 as shown in the Statement of operations.

Dividends on investments sold short and broker fees and expenses on short sales incurred for the year ended October 31, 2017 were equivalent to a net annual effective rate of 1.84% of the fund's average daily net assets. The proceeds of a short sale may be retained by the broker to meet margin requirements or the fund may reinvest short sale proceeds. Because a fund may invest the proceeds of a short sale, the effect of short selling is similar to the effect of leverage. The fund is required to segregate cash or securities with its custodian, so that the amount segregated plus the amount retained by the broker is at least equal to the current value of the securities sold short. At October 31, 2017, the fund had cash collateral held at the broker for securities sold short in the amount of $7,247,271.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

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Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end are presented under the caption Due to custodian in the Statement of assets and liabilities.

Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. For the year ended October 31, 2017, the fund had no borrowings under either line of credit. Commitment fees for the year ended October 31, 2017 were $4,393.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Qualified late year ordinary losses of $7,867,118 are being deferred and will be treated as occurring on November 1, 2017, the first day of the fund's next taxable year.

As of October 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

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Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended October 31, 2017 and 2016 was as follows:

	October 31, 2017	October 31, 2016
Long-term capital gains	$291,232	$3,846,358

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2017, the components of distributable earnings on a tax basis consisted of $49,357,823 undistributed long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to net operating losses, foreign currency transactions, wash sale loss deferrals, investments in passive foreign investment companies and derivative transactions.

Statement of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund's Statement of assets and liabilities and represents the cash on hand at the fund's custodian and does not include any short-term investments, cash segregated at the custodian for OTC derivative contracts or cash held at prime broker for securities sold short.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts, certain options and certain swaps are typically traded through the OTC market. Certain forwards, options and swaps are regulated by the Commodity Futures Trading Commission. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a

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segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures, certain options and centrally-cleared swaps are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended October 31, 2017, the fund used futures contracts to manage against anticipated changes in securities market. The fund held futures contracts with notional values ranging up to $2.3 million, as measured at each quarter end.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended October 31, 2017, the fund used forward foreign currency contracts to manage against anticipated charges in currency exchange rates and gain exposure to foreign currency. The fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $ 34.3 million to $65.9 million, as measured at each quarter end.

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions

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imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the Fund's investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently "marked-to-market" to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the year ended October 31, 2017, the fund used purchased options contracts to manage against anticipated changes in securities markets, gain exposure to certain securities markets and as a substitute for securities purchased. The fund held purchased options contracts with market values ranging from $2.4 million to $3.7 million, as measured at each quarter end.

During the year ended October 31, 2017, the fund used written option contracts to manage against anticipated changes in securities markets, gain exposure to certain securities markets and as a substitute for securities purchased. The fund held written options contracts with market values ranging from $646,000 to $1.6 million, as measured at each quarter end.

Swaps. Swap agreements are agreements between the fund and counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Upfront payments made/received by the fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

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During the year ended October 31, 2017, the fund used CDS as a Buyer of protection to manage against potential credit events. The fund held credit default swap contracts with total USD notional amounts ranging up to $11.8 million, as measured at each quarter end.

Total Return Swaps. The fund may enter into total return swap contracts to obtain synthetic exposure to a specific reference asset or index without owning, taking physical custody of, or short selling the underlying assets. Total return swaps are commitments where one party pays a fixed or variable rate premium (the Buyer) in exchange for a market-linked return (the Seller). The Seller pays the total return of a specific reference asset or index and in return receives interest payments from the Buyer To the extent the total return of the underlying asset or index exceeds or falls short of the offsetting interest rate obligation, the Buyer will receive or make a payment to the Seller. The fund may enter into total return swaps in which it may act as either the Buyer or the Seller. Total return swap contracts are subject to the risk associated with the investment in the underlying reference asset or index. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference asset or index.

During the year ended October 31, 2017, the fund used total return swaps to manage equity exposure. The fund held total return swaps with total USD notional amounts ranging from $4.4 million to $854.6 million, as measured at each quarter end.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at October 31, 2017 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Receivable/payable for futures	Futures†	—	($155,142)
Foreign currency	Unrealized appreciation / depreciation on forward foreign currency contracts	Forward foreign currency contracts	$536,429	(319,763)
Equity	Investments, at value*	Purchased options	2,153,196	—
Foreign currency	Investments, at value*	Purchased options	685,135	—
Equity	Written options, at value	Written options	—	(1,153,241)
Foreign currency	Written options, at value	Written options	—	(206,009)
Credit	Swap contracts, at value	Credit default swaps^	—	(176,885)
Equity	Swap contracts, at value	Total return swaps^	9,662,751	(8,465,611)
Total			$13,037,511	($10,476,651)
† Reflects cumulative appreciation/depreciation on futures as disclosed in Fund's investments. Only the year end variation margin is separately disclosed on the Statement of assets and liabilities.
* Purchased options are included in Fund's investment.
^ Reflects cumulative value of swap contracts. Receivable for centrally cleared swaps, which includes value and margin, and swap contracts at value, which represents OTC swaps, are shown separately on the Statement of assets and liabilities.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty. The table below reflects certain fund's exposure to counterparties subject to an ISDA for OTC derivative transactions:

OTC Financial Instruments	Asset	Liability
Foreign forward currency contracts	$536,429	($319,763)
Purchased options	1,960,626	—
Swaps	9,662,751	(8,642,496)
Written options	—	(311,400)
Totals	$12,159,806	($9,273,659)

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Counterparty	Total market value of OTC derivatives	Collateral posted by counterparty	Collateral posted by fund	Net exposure
BNP Paribas	($197,348)	—	$197,348	—
Citibank N.A.	(58,776)	—	—	($58,776)
Deutsche Bank AG	1,479,397	$180,000	8,379,953	9,679,350
Goldman Sachs Bank USA	1,900,779	1,055,000	—	845,779
JPMorgan Chase Bank N.A.	678,633	—	840,015	1,518,648
Morgan Stanley	(901,661)	580,000	1,460,509	(21,152)
Standard Chartered Bank	96,964	96,964	—	—
State Street Bank and Trust Company	(111,841)	—	—	(111,841)
Totals	$2,886,147	$1,911,964	$10,877,825	$11,852,008

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2017:

Statement of operations location - net realized gain (loss) on:
Risk	Investments and foreign currency transactions [1]	Futures contracts	Forward foreign currency contracts	Written options	Swap contracts	Total
Credit	—	—	—	—	($989)	($989)
Equity	($7,604,398)	($49,233)	—	$1,864,725	829,091	(4,959,815)
Foreign currency	938,828	—	($1,733,590)	(17)	—	(794,779)
Interest rate	—	—	—	—	(1,389,097)	(1,389,097)
Total	($6,665,570)	($49,233)	($1,733,590)	$1,864,708	($560,995)	($7,144,680)
[1] Realized gain/loss associated with purchased options is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2017:

Statement of operations location - change in net unrealized appreciation (depreciation) of:
Risk	Investments and translation of assets and liabilities in foreign currencies [1]	Futures contracts	Forward foreign currency contracts	Written options	Swap contracts	Total
Credit	—	—	—	—	$24,606	$24,606
Equity	$4,766,022	($155,142)	—	$808,274	1,175,052	6,594,206
Foreign currency	(616,286)	—	$56,003	92,234	—	(468,049)
Interest rate	—	—	—	—	(48,532)	(48,532)
Total	$4,149,736	($155,142)	$56,003	$900,508	$1,151,126	$6,102,231
[1] Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under

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these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 1.500% of the first $250 million of the fund's average daily net assets and (b) 1.450% of the fund's average daily net assets in excess of $250 million. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees. Prior to April 1, 2017, the daily management fee to the Advisor was equivalent on an annual basis to 1.500% of average daily net assets.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating funds). This waiver is based upon aggregate net assets of all the participating funds. The amount of the reimbursement is calculated daily and allocated among all the participating funds in proportion to the daily net assets of each fund. During the year ended October 31, 2017, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The expense reductions described above for the year ended October 31, 2017 amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$1,258	Class R6	$857
Class C	1,008	Class NAV	13,440
Class I	33,176	Total	$49,739

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2017 were equivalent to a net annual effective rate of 1.47% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 2b-1 fee
Class A	0.30%
Class C	1.00%

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Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $31,182 for the year ended October 31, 2017. Of this amount, $5,194 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $25,276 was paid as sales commissions to broker-dealers and $712 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2017, CDSCs received by the Distributor amounted to $3,290 and $1,490 for Class A and Class C shares, respectively.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$47,555	$18,621
Class C	127,242	14,912
Class I	—	447,585
Class R6	—	1,039
Total	$174,797	$482,157

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended October 31, 2017 and 2016 were as follows:

		Year ended 10-31-17		Year ended 10-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,435,224	$16,493,089	2,665,356	$28,162,200
Distributions reinvested	649	6,767	9,956	108,524
Repurchased	(1,690,702)	(18,446,567)	(2,038,602)	(21,234,815)
Net increase (decrease)	(254,829)	($1,946,711)	636,710	$7,035,909

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		Year ended 10-31-17		Year ended 10-31-16
	Shares	Amount	Shares	Amount
Class C shares
Sold	470,293	$5,166,250	1,095,385	$11,680,110
Distributions reinvested	408	4,194	5,206	56,272
Repurchased	(985,206)	(10,542,546)	(366,447)	(3,781,483)
Net increase (decrease)	(514,505)	($5,372,102)	734,144	$7,954,899
Class I shares
Sold	11,794,858	$133,873,732	20,881,188	$221,227,175
Distributions reinvested	17,015	179,342	212,644	2,334,830
Repurchased	(13,882,032)	(153,920,403)	(27,208,473)	(286,302,745)
Net decrease	(2,070,159)	($19,867,329)	(6,114,641)	($62,740,740)
Class R6 shares
Sold	431,276	$5,004,000	438,249	$4,518,534
Distributions reinvested	248	2,624	156	1,721
Repurchased	(140,476)	(1,681,445)	(11,725)	(120,561)
Net increase	291,048	$3,325,179	426,680	$4,399,694
Class NAV shares
Sold	225,274	$2,581,818	589,404	$6,096,924
Distributions reinvested	7,811	82,720	96,754	1,066,230
Repurchased	(5,048,715)	(57,432,923)	(4,308,604)	(46,634,705)
Net decrease	(4,815,630)	($54,768,385)	(3,622,446)	($39,471,551)
Total net decrease	(7,364,075)	($78,629,348)	(7,939,553)	($82,821,789)

Affiliates of the fund owned 100% of shares of Class NAV on October 31, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $930,760,621 and $1,421,624,973, respectively, for the year ended October 31, 2017. Purchases to cover short and proceeds from short sales, amounted to $913,425,397 and $410,191,680, respectively, for year ended October 31, 2017.

Note 8 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Note 9 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At October 31, 2017, funds within the John Hancock group of funds complex held 23.4% of the fund's net assets. John Hancock Funds II Alternative Asset Allocation Fund had an affiliate ownership of 5% or more at 8.9% of the fund's net assets.

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Note 10 — Subsequent Event.

On December 14, 2017, the Board of Trustees approved 1) termination of the prime brokerage agreements for the fund and 2) an investment policy change to prohibit the fund from physically shorting securities.

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Seaport Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Seaport Fund (the "Fund") as of October 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, brokers, agent banks, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 19, 2017

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2017.

The fund paid $291,232 in capital gain dividends.

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Wellington Management Company LLP (the Subadvisor), for John Hancock Seaport Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 19-22, 2017 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 22-24, 2017.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 19-22, 2017, the Board, including the Trustees who are not parties to any agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be

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based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risk with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trusts operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

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(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index and peer group average for the one- and three-year periods ended December 31, 2016. The Board took into account management's discussion of the fund's performance, including the impact of the recent market environment on the fund's performance relative to its benchmark and peer group. The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board considered that the fund's management fee schedule was reduced effective April 1, 2017. The Board also took into account management's discussion with respect to the overall management fee, the fees of the subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund. The Board noted that the fund has a voluntary fee waiver and/or expense reimbursement, which reduce certain expenses of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
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(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length;
(j)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
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(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor

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to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	223
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	223
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	223
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1994	223
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	223
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	223
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	223
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	223

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	1994	223
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       73

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	223
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	223

President and Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

James R. Boyle, Born: 1959	2015	223
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2012	223
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       74

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 38 other John Hancock funds consisting of 28 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       75

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Wellington Management Company LLP

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       76

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Core

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Seaport Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF410676	437A 10/17 12/17

John Hancock

Small Cap Core Fund

Annual report 10/31/17

A message to shareholders

Dear shareholder,

Wherever stock investors look today, the markets seem to exhibit undiminished strength, as evidenced by the fact that the Dow Jones Industrial Average, the S&P 500 Index, and the NASDAQ Composite Index reached and then surpassed all-time highs several times during the period. Economic and corporate data has continued to underpin investor optimism. Corporate earnings have generally been solid, with a weaker dollar helping to boost results for U.S.-based multinationals.

While stock markets continue their rise, investors have reason to be vigilant. U.S. stocks haven't experienced a drop of 10% in more than 21 months, and 16 months have passed since the last 5% pullback. This degree of calm in a rising market is rare, and history suggests stormier market conditions could be brewing. As the bull market advances, many stocks are moving deeper into overvalued territory, suggesting that market leaders could be vulnerable to any setbacks.

Given the risks of overvaluation, investors would do well to consider their options for diversification. Maintaining a diversified portfolio of stocks, bonds, and alternatives, alongside a disciplined investment program, is one approach that has stood the test of time. As always, your best resource to prepare for any market condition is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable disappointments that can interrupt any market rise.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly into an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Small Cap Core Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
19	Financial highlights
23	Notes to financial statements
29	Auditor's report
30	Tax information
31	Continuation of investment advisory and subadvisory agreements
37	Trustees and Officers
41	More information

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/17 (%)

Class I shares
Russell 2000 Index
Morningstar small blend fund category average
26.79
27.85
24.89
12.66
10.12
8.55
9.92
9.25
1 year
3 year
Since inception
(12/20/13)

The Russell 2000 Index is an unmanaged index composed of 2,000 U.S. small-capitalization stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Small-cap stocks delivered substantial gains

The fund's benchmark, the Russell 2000 Index, generated a return of 27.85% for the period.

The fund slightly underperformed the benchmark

Stock selection in the real estate sector was a key detractor from performance.

Stock selection added value

The fund's bottom-up approach worked well overall, highlighted by a strong showing in the healthcare sector.

SECTOR COMPOSITION AS OF 10/31/17 (%)

A note about risks

The stock prices of midsize and small companies can change more frequently and dramatically than those of large companies. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Shares purchased in an initial public offering may have a magnified impact on fund performance and are frequently volatile in price. They can be held for a short period of time, causing an increase in portfolio turnover. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       3

Discussion of fund performance

An interview with Portfolio Manager Bill Talbot, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Bill Talbot, CFA
Portfolio Manager
John Hancock Asset Management

How would you describe the investment environment during the 12 months ended October 31, 2017?

Market conditions were highly favorable throughout the period, leading to steady gains and unusually low volatility for U.S. equities. Investors were encouraged by a string of economic data showing stronger growth in both the United States and many international economies. Corporate earnings also improved steadily, providing fundamental support for the market and making investors more comfortable buying stocks even with valuations remaining above the historical averages. Small caps performed particularly well, reflecting investors' hearty appetite for risk and preference for stocks with the ability to capitalize on the robust growth of the domestic economy. With this as the backdrop, the Russell 2000 Index—the fund's benchmark—gained 27.85% and outpaced the 23.63% gain of the large-cap S&P 500 Index.

How did the fund perform in this environment?

The fund's Class I shares returned 26.79%, but fell slightly short of the benchmark. Still, we are pleased with this return at a time in which momentum-driven stocks and companies with negative earnings outpaced the types of fundamentally sound, reasonably valued companies we seek to own in the portfolio.

Our stock selection in the real estate sector was a key detractor from relative performance. All of the fund's individual holdings lagged the broader category, and they finished with an aggregate loss even as the overall sector registered a double-digit gain. The primary reason for the shortfall was our elevated exposure to the real estate investment trusts that were affected by the slowing sales of brick-and-mortar retailers.

The fund's modest weighting in cash also played a role in the shortfall versus the benchmark. We averaged a cash balance of about 3% of assets during the course of the period, which is a typical

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       4

"Small caps performed particularly well, reflecting investors' hearty appetite for risk and preference for stocks with the ability to capitalize on the robust growth of the domestic economy."
level we hold in order to facilitate transactions and help manage liquidity. Nevertheless, even a small cash position acted as a detractor at a time of substantial gains for the index.

Among individual stocks, we lost ground from our investment in Synchronoss Technologies, Inc. The company, which produces software used in mobile telephony, was hurt by both an ill-advised acquisition and much weaker-than-expected results. We didn't see a favorable risk/reward profile in the stock even at its lower level, so we eliminated the position. Build-A-Bear Workshop, Inc. also stood out as a detractor. We expected that the company would be somewhat insulated from slower mall traffic due to its niche and event-oriented business, but the weakness in the larger retail space took a toll nonetheless. We retained the position at the close of the period on the belief that Build-A-Bear's management has several options to explore to help improve the company's bottom line.

What factors aided performance?

We generated substantial outperformance in the healthcare sector, where the biopharmaceutical company MiMedx Group, Inc. was the most significant contributor. MiMedx produces treatments that help regenerate tissue for patients in need of wound care or bone regrowth. The company produced rising top-line sales as its treatments gained greater acceptance from the medical

TOP 10 HOLDINGS AS OF 10/31/17 (%)

ConnectOne Bancorp, Inc.	2.1
Interface, Inc.	2.1
Univest Corp. of Pennsylvania	2.0
Bio-Rad Laboratories, Inc., Class A	2.0
EMCOR Group, Inc.	2.0
Columbia Banking System, Inc.	1.9
Hope Bancorp, Inc.	1.9
Banner Corp.	1.8
Patterson-UTI Energy, Inc.	1.8
ABM Industries, Inc.	1.8
TOTAL	19.4
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       5

"This has made the small-cap space fertile ground for us to identify interesting ideas, many of them in niche areas that are demonstrating faster growth than the overall economy."
community, sparking a rally in its stock. The fund further benefited from investments in two other healthcare companies that operate in the same space, Derma Sciences, Inc. and Osiris Therapeutics, Inc. Derma Sciences was bought out at a premium in early 2017, and it is no longer held in the portfolio. Two medical-device producers—Merit Medical Systems, Inc. and Integer Holdings Corp.—also made positive contributions. Integer Holdings was sold prior to the end of the period.

Outside of healthcare, the technology company MKS Instruments, Inc. was one of our top performers. A maker of sensors and other monitoring instruments used in technical applications across a variety of industries, MKS was boosted by an acceleration in its top-line growth. Malibu Boats, Inc., which makes specialized boats used in wakeboarding, was an additional contributor of note. The company was well-positioned to capitalize on the growing popularity of this water sport, and its stock price responded in kind. We sold out of the position midway through the period, as we believed the shares had become fully valued.

Certain aspects of the fund's sector allocations had a positive impact on performance. Specifically, average overweight positions in the healthcare and industrials sectors enabled the fund to capture the relative strength of both areas. However, the fund moved to an underweight in healthcare by the end of the period as we booked gains in certain holdings and redeployed the proceeds elsewhere. As of period end, the fund's largest overweight was in the industrials sector. The fund was underweight in financials, utilities, and commodity-sensitive segments, such as energy and materials.

How would you summarize the fund's positioning and your overall outlook at the end of the period?

We continued to hold a positive view on small-cap stocks as the period drew to a close. Although a 12-month index return of nearly 30% indicates more muted upside potential in the near term, we also think smaller companies remain well supported by robust economic growth and healthy corporate profits. Still, investors may frequently hear media commentary about the elevated

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       6

valuations for small caps. It's true that valuation metrics for the broader Russell 2000 Index appear high from a historical standpoint, but a look past the headline number reveals that about a quarter of the companies in the index have negative earnings. This reduces the earnings component of the price-to-earnings ratio, driving up the stated valuation for the overall asset class and obscuring the fact that there are still a myriad of small-cap companies with healthy fundamentals and reasonable valuations.

This has made the small-cap space fertile ground for us to identify interesting ideas, many of them in niche areas that are demonstrating faster growth than the overall economy. We added 19 new holdings to the portfolio in the past year, while capitalizing on the rally in the broader market to sell or trim positions that we believed had reached fair valuations. We believe this is a solid pace that helps illustrate our continued ability to find investment opportunities even as the index has moved steadily higher, underscoring the value of our active and bottom-up approach.

MANAGED BY

Bill Talbot, CFA On the fund since inception Investing since 1994

The views expressed in this report are exclusively those of Bill Talbot, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  OCTOBER 31, 2017

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception[1]	Since inception[1]
Class A2	20.42	8.28	36.00
Class I3	26.79	9.92	44.15
Class R6[2,3]	26.88	9.75	43.26
Class NAV[3]	27.00	10.04	44.73
Index†	27.85	9.25	40.80

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5%. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. The expense ratios are as follows:

	Class A*	Class I	Class R6**	Class NAV
Gross/Net (%)	1.37	1.10	1.01	0.99

*Expenses have been estimated for the class's first year of resumed operations.

**Expenses have been estimated for the class's first year of operations.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell 2000 Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Small Cap Core Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell 2000 Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class A2	12-20-13	13,600	14,315	14,080
Class R6[2,3]	12-20-13	14,326	14,326	14,080
Class NAV[3]	12-20-13	14,473	14,473	14,080

The Russell 2000 Index is an unmanaged index composed of 2,000 U.S. small capitalization stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower returns.

Footnotes related to performance pages

1	From 12-20-13.
2	Class A shares were first offered on 12-27-13 and ceased operations between 3-10-16 and 8-30-17. Returns while Class A shares were not offered are those of Class I shares. Class R6 shares were first offered on 8-30-17. Returns shown prior to this date are those of Class A shares (or Class I shares for the period between 3-10-16 and 8-30-17), except that they do not include the fund's Class A shares sales charges and would be lower if they did. Returns shown prior to the commencement date would differ from the new share class only to the extent that expenses of the classes are different.
3	For certain types of investors, as described in the fund's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on May 1, 2017, with the same investment held until October 31, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on May 1, 2017, with the same investment held until October 31, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2017	Ending value on 10-31-2017	Expenses paid during period ended 10-31-2017[1]	Annualized expense ratio
Class A2	Actual expenses/actual returns	$1,000.00	$1,074.70	$2.47	1.40%
	Hypothetical example for comparison purposes	1,000.00	1,018.10	7.12	1.40%
Class I	Actual expenses/actual returns	1,000.00	1,068.00	6.10	1.17%
	Hypothetical example for comparison purposes	1,000.00	1,019.30	5.95	1.17%
Class R6[2]	Actual expenses/actual returns	1,000.00	1,075.40	1.85	1.05%
	Hypothetical example for comparison purposes	1,000.00	1,019.90	5.35	1.05%
Class NAV	Actual expenses/actual returns	1,000.00	1,068.80	5.58	1.07%
	Hypothetical example for comparison purposes	1,000.00	1,019.80	5.45	1.07%

1	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
2	Period from 8-30-17 (inception or relaunch of operations), as applicable to 10-31-17. Actual expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (62) and divided by 365 (to reflect the period).
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       11

Fund’s investments
AS OF 10-31-17
	Shares	Value
Common stocks 97.1%		$172,405,888
(Cost $142,121,031)
Consumer discretionary 11.9%		21,100,439
Auto components 1.7%
Tenneco, Inc.	50,560	2,938,042
Hotels, restaurants and leisure 4.1%
Chuy's Holdings, Inc. (A)	94,292	2,121,570
Dave & Buster's Entertainment, Inc. (A)	36,819	1,774,676
Del Frisco's Restaurant Group, Inc. (A)	90,749	1,261,411
Vail Resorts, Inc.	9,685	2,218,059
Household durables 1.3%
Tupperware Brands Corp.	38,018	2,233,558
Leisure products 0.9%
Nautilus, Inc. (A)	121,628	1,581,164
Media 1.6%
Cinemark Holdings, Inc.	77,030	2,799,270
Specialty retail 2.3%
Build-A-Bear Workshop, Inc. (A)	139,538	1,088,396
Lithia Motors, Inc., Class A	15,310	1,732,786
Williams-Sonoma, Inc.	26,192	1,351,507
Consumer staples 3.4%		6,102,334
Food products 2.6%
Amira Nature Foods, Ltd. (A)	244,141	1,462,405
The Hain Celestial Group, Inc. (A)	38,379	1,382,412
TreeHouse Foods, Inc. (A)	27,059	1,796,176
Household products 0.8%
Central Garden & Pet Company, Class A (A)	39,592	1,461,341
Energy 1.8%		3,215,417
Energy equipment and services 1.8%
Patterson-UTI Energy, Inc.	162,559	3,215,417
Financials 16.7%		29,638,832
Banks 14.8%
Access National Corp.	50,584	1,471,994
Banner Corp.	56,876	3,260,132
Brookline Bancorp, Inc.	170,403	2,624,206
Columbia Banking System, Inc.	77,251	3,361,191
ConnectOne Bancorp, Inc.	138,882	3,728,982
Hope Bancorp, Inc.	181,089	3,341,092
Park Sterling Corp.	233,340	2,933,084
Union Bankshares Corp.	55,245	1,906,505
Univest Corp. of Pennsylvania	123,930	3,631,149
12	JOHN HANCOCK Small Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Capital markets 1.9%
Evercore, Inc., Class A	16,095	$1,289,210
Moelis & Company, Class A	48,919	2,091,287
Health care 12.8%		22,742,673
Biotechnology 3.2%
Emergent BioSolutions, Inc. (A)	68,607	2,812,201
Halozyme Therapeutics, Inc. (A)	50,911	902,652
MiMedx Group, Inc. (A)	156,951	1,990,139
Osiris Therapeutics, Inc. (A)	9,147	45,735
Health care equipment and supplies 5.3%
Globus Medical, Inc., Class A (A)	48,235	1,537,249
Integra LifeSciences Holdings Corp. (A)	33,558	1,569,843
Merit Medical Systems, Inc. (A)	51,860	1,973,273
SeaSpine Holdings Corp. (A)	173,996	1,743,440
The Cooper Companies, Inc.	10,711	2,573,425
Health care providers and services 2.3%
Civitas Solutions, Inc. (A)	116,823	2,178,749
Patterson Companies, Inc.	48,862	1,807,894
Life sciences tools and services 2.0%
Bio-Rad Laboratories, Inc., Class A (A)	16,416	3,608,073
Industrials 21.0%		37,228,769
Aerospace and defense 1.0%
Esterline Technologies Corp. (A)	18,888	1,791,527
Building products 2.5%
American Woodmark Corp. (A)	22,590	2,182,194
Simpson Manufacturing Company, Inc.	40,526	2,258,919
Commercial services and supplies 8.4%
ABM Industries, Inc.	75,468	3,167,392
Copart, Inc. (A)	72,310	2,624,130
Deluxe Corp.	34,781	2,422,497
Interface, Inc.	161,362	3,679,054
UniFirst Corp.	19,632	3,092,040
Construction and engineering 2.0%
EMCOR Group, Inc.	44,233	3,561,199
Electrical equipment 1.4%
Regal Beloit Corp.	31,031	2,518,166
Machinery 3.1%
Luxfer Holdings PLC, ADR	53,212	658,765
Mueller Water Products, Inc., Class A	209,577	2,502,349
The Timken Company	47,808	2,254,147
Trading companies and distributors 2.6%
GMS, Inc. (A)	71,305	2,427,935
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Small Cap Core Fund	13

	Shares	Value
Industrials (continued)
Trading companies and distributors (continued)
Watsco, Inc.	12,538	$2,088,455
Information technology 17.7%		31,450,215
Communications equipment 1.1%
Finisar Corp. (A)	81,532	1,919,263
Electronic equipment, instruments and components 1.5%
AVX Corp.	141,054	2,657,457
Internet software and services 2.7%
Five9, Inc. (A)	94,993	2,396,673
LogMeIn, Inc.	20,030	2,424,632
Semiconductors and semiconductor equipment 4.6%
Integrated Device Technology, Inc. (A)	60,574	1,882,034
MKS Instruments, Inc.	20,856	2,266,004
NVE Corp.	22,310	1,898,135
ON Semiconductor Corp. (A)	104,045	2,218,239
Software 7.8%
Barracuda Networks, Inc. (A)	91,298	2,128,156
Monotype Imaging Holdings, Inc.	50,695	1,168,520
Nice, Ltd., ADR	32,670	2,721,738
Rapid7, Inc. (A)	53,004	958,312
SS&C Technologies Holdings, Inc.	65,177	2,620,115
Verint Systems, Inc. (A)	52,916	2,233,055
Workiva, Inc. (A)	87,601	1,957,882
Materials 2.6%		4,663,357
Chemicals 2.6%
HB Fuller Company	29,955	1,703,541
Valvoline, Inc.	123,223	2,959,816
Real estate 7.4%		13,194,117
Equity real estate investment trusts 7.4%
American Assets Trust, Inc.	77,449	3,004,247
EPR Properties	45,688	3,160,696
First Industrial Realty Trust, Inc.	58,175	1,796,444
Retail Opportunity Investments Corp.	158,997	2,858,766
Urban Edge Properties	101,192	2,373,964
Telecommunication services 0.8%		1,404,086
Wireless telecommunication services 0.8%
Boingo Wireless, Inc. (A)	60,055	1,404,086
Utilities 1.0%		1,665,649
Electric utilities 1.0%
Portland General Electric Company	34,890	1,665,649

14	JOHN HANCOCK Small Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Yield (%)	Shares	Value
Short-term investments 2.9%			$5,190,385
(Cost $5,190,385)
Money market funds 2.9%			5,190,385
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.9569(B)	5,190,385	5,190,385

Total investments (Cost $147,311,416) 100.0%	$177,596,273
Other assets and liabilities, net 0.0%	77,816
Total net assets 100.0%	$177,674,089

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 10-31-17.
At 10-31-17, the aggregate cost of investments for federal income tax purposes was $147,857,919. Net unrealized appreciation aggregated to $29,738,354, of which $32,184,592 related to gross unrealized appreciation and $2,446,238 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Small Cap Core Fund	15

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-17

Assets
Investments, at value (Cost $147,311,416)	$177,596,273
Receivable for fund shares sold	20
Dividends and interest receivable	127,466
Other receivables and prepaid expenses	108,866
Total assets	177,832,625
Liabilities
Payable for investments purchased	45,916
Payable to affiliates
Accounting and legal services fees	2,863
Transfer agent fees	101
Trustees' fees	191
Other liabilities and accrued expenses	109,465
Total liabilities	158,536
Net assets	$177,674,089
Net assets consist of
Paid-in capital	$128,569,977
Undistributed net investment income	343,249
Accumulated net realized gain (loss) on investments	18,476,006
Net unrealized appreciation (depreciation) on investments	30,284,857
Net assets	$177,674,089

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($712,405 ÷ 51,551 shares)[1]	$13.82
Class I ($707,095 ÷ 51,180 shares)	$13.82
Class R6 ($53,765 ÷ 3,888 shares)	$13.83
Class NAV ($176,200,824 ÷ 12,744,873 shares)	$13.83
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$14.55

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       16

STATEMENT OF OPERATIONS  For the year ended 10-31-17

Investment income
Dividends	$2,101,752
Interest	15,750
Less foreign taxes withheld	(1,298)
Total investment income	2,116,204
Expenses
Investment management fees	1,246,201
Distribution and service fees	101
Accounting and legal services fees	32,571
Transfer agent fees	653
Trustees' fees	2,718
State registration fees	31,211
Printing and postage	34,098
Professional fees	67,522
Custodian fees	16,854
Other	11,722
Total expenses	1,443,651
Less expense reductions	(11,025)
Net expenses	1,432,626
Net investment income	683,578
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	20,004,164
20,004,164
Change in net unrealized appreciation (depreciation) of
Investments	13,000,280
13,000,280
Net realized and unrealized gain	33,004,444
Increase in net assets from operations	$33,688,022

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       17

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-17	Year ended 10-31-16
Increase (decrease) in net assets
From operations
Net investment income	$683,578	$1,079,646
Net realized gain (loss)	20,004,164	(1,339,893)
Change in net unrealized appreciation (depreciation)	13,000,280	18,183,115
Increase in net assets resulting from operations	33,688,022	17,922,868
Distributions to shareholders
From net investment income
Class A1	—	(95)
Class I	(4,505)	(1,449)
Class NAV	(1,098,566)	(747,543)
From net realized gain
Class A1	—	(1,028)
Class I	—	(4,124)
Class NAV	—	(1,594,852)
Total distributions	(1,103,071)	(2,349,091)
From fund share transactions	6,173,409	(30,432,141)
Total increase (decrease)	38,758,360	(14,858,364)
Net assets
Beginning of year	138,915,729	153,774,093
End of year	$177,674,089	$138,915,729
Undistributed net investment income	$343,249	$801,064

[1]	Class A shares were liquidated on 3-10-16. Class A relaunched on 8-30-17.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       18

Financial highlights

Class A Shares Period ended	10-31-17	[1]	10-31-15	10-31-14	[2]
Per share operating performance
Net asset value, beginning of period	$12.86		$10.06	$10.00
Net investment income (loss)[3]	—	[4]	(0.01)	(0.04)
Net realized and unrealized gain (loss) on investments	0.96		(0.06)	0.10
Total from investment operations	0.96		(0.07)	0.06
Less distributions
From net realized gain	—		(0.20)	—
Total distributions	—		(0.20)	—
Net asset value, end of period	$13.82		$9.79	$10.06
Total return (%)[5,6]	7.47	[7]	(0.65)	0.60	[7]
Ratios and supplemental data
Net assets, end of period (in millions)	$1		— [8]	—	[8]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.41	[9]	1.40	1.44	[9]
Expenses including reductions	1.40	[9]	1.40	1.43	[9]
Net investment income (loss)	—	[9,10]	(0.06)	(0.40	) [9]
Portfolio turnover (%)	68	[11]	68	59

[1]	Period from 8-30-17 (relaunch date) to 10-31-17. Class A liquidated on 3-10-16, accordingly, there were no shares of this class outstanding at 10-31-16.
[2]	Period from 12-20-13 (commencement of operations) to 10-31-14.
[3]	Based on average daily shares outstanding.
[4]	Less than $0.005 per share.
[5]	Does not reflect the effect of sales charges, if any.
[6]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[7]	Not annualized.
[8]	Less than $500,000.
[9]	Annualized.
[10]	Less than 0.005%.
[11]	The portfolio turnover is shown for the period from 11-1-16 to 10-31-17.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       19

Class I Shares Period ended	10-31-17	10-31-16	10-31-15	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.98	$9.85	$10.08	$10.00
Net investment income[2]	0.05	0.06	0.03	—	[3]
Net realized and unrealized gain (loss) on investments	2.88	1.21	(0.06)	0.08
Total from investment operations	2.93	1.27	(0.03)	0.08
Less distributions
From net investment income	(0.09)	(0.04)	—	—
From net realized gain	—	(0.10)	(0.20)	—
Total distributions	(0.09)	(0.14)	(0.20)	—
Net asset value, end of period	$13.82	$10.98	$9.85	$10.08
Total return (%)[4]	26.79	13.18	(0.35)	0.80	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.15	1.09	1.09	1.12	[7]
Expenses including reductions	1.14	1.09	1.09	1.11	[7]
Net investment income (loss)	0.41	0.60	0.28	(0.03	) [7]
Portfolio turnover (%)	68	59	68	59

[1]	Period from 12-20-13 (commencement of operations) to 10-31-14.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       20

Class R6 Shares Period ended	10-31-17	[1]
Per share operating performance
Net asset value, beginning of period	$12.86
Net investment income[2]	0.01
Net realized and unrealized gain on investments	0.96
Total from investment operations	0.97
Net asset value, end of period	$13.83
Total return (%)[3]	7.54	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.05	[6]
Expenses including reductions	1.04	[6]
Net investment income	0.45	[6]
Portfolio turnover (%)	68	[7]

[1]	The inception date for Class R6 shares is 8-30-17.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the period.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
[7]	The portfolio turnover is shown for the period from 11-1-16 to 10-31-17.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       21

Class NAV Shares Period ended	10-31-17	10-31-16	10-31-15	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.98	$9.85	$10.09	$10.00
Net investment income[2]	0.06	0.07	0.04	—	[3]
Net realized and unrealized gain (loss) on investments	2.89	1.21	(0.07)	0.09
Total from investment operations	2.95	1.28	(0.03)	0.09
Less distributions
From net investment income	(0.10)	(0.05)	(0.01)	—
From net realized gain	—	(0.10)	(0.20)	—
Total distributions	(0.10)	(0.15)	(0.21)	—
Net asset value, end of period	$13.83	$10.98	$9.85	$10.09
Total return (%)[4]	27.00	13.21	(0.23)	0.90	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$176	$138	$153	$169
Ratios (as a percentage of average net assets):
Expenses before reductions	1.04	0.98	0.98	1.00	[6]
Expenses including reductions	1.03	0.97	0.97	0.99	[6]
Net investment income	0.49	0.74	0.37	0.04	[6]
Portfolio turnover (%)	68	59	68	59

[1]	Period from 12-20-13 (commencement of operations) to 10-31-14.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       22

Notes to financial statements

Note 1 — Organization

John Hancock Small Cap Core Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

On September 28, 2017, the Board of Trustees of John Hancock Funds III, of which John Hancock Small Company Fund (Small Company) is a series, voted to recommend that shareholders of Small Company approve a reorganization, that is expected to be tax-free, of Small Company into the fund. Small Company shareholders of record as of November 1, 2017, will be entitled to vote on the reorganization. Under the terms of the reorganization, subject to shareholder approval at a shareholder meeting scheduled to be held on or about January 26, 2018, Small Company would transfer its net assets to the fund in exchange for shares of the fund which would then be distributed to Small Company's shareholders, and Small Company would be terminated. If approved by Small Company's shareholders, the reorganization is expected to occur at the close of business on or about February 16, 2018.

Class A shares, which previously liquidated on March 10, 2016, relaunched on August 30, 2017.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2

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includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of October 31, 2017, all investments are categorized as Level 1 under the hierarchy described above.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. For the year ended October 31, 2017, the fund had no borrowings under either line of credit. Commitment fees for the year ended October 31, 2017 were $3,091.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution

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and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually. The tax character of distributions for the years ended October 31, 2017 and 2016 was as follows:

	October 31, 2017	October 31, 2016
Ordinary income	$1,103,071	$771,987
Long-term capital gains	—	1,577,104
Total	$1,103,071	$2,349,091

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2017, the components of distributable earnings on a tax basis consisted of $6,351,326 of undistributed ordinary income and $13,014,432 undistributed long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.870% of the first $300 million of the fund's average daily net assets, (b) 0.830% of the next $300 million of the fund's average daily net assets, (c) 0.815% of the next $300 million of the fund's average daily net assets, and (d) 0.800% of the fund's average daily net assets in excess over of $900 million. Prior to October 1, 2017, the fund had an investment management agreement with the Advisor under which the fund paid a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.900% of the first $500 million of the fund's average daily net assets, (b) 0.850% of the next $500 million of the fund's average daily net assets, and (c) 0.800% of the fund's average daily net assets in excess of $1 billion. The Advisor has a subadvisory

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agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2017, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

For the year ended October 31, 2017, the expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$4	Class NAV	$10,975
Class I	45	Total	$11,025
Class R6	1

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2017 were equivalent to a net annual effective rate of 0.89% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted a distribution and service plan with respect to Class A shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund pays up to 0.25% for Class A shares distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets of Class A shares. Class A shares were liquidated on March 10, 2016 and were relaunched on August 30, 2017. Prior to October 1, 2017, Class A shares distribution and service plan fee was 0.30%.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $1,493 for the year ended October 31, 2017. Of this amount, $255 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $1,238 was paid as sales commissions to broker-dealers.

Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2017, there were no CDSCs received by the Distributor for Class A shares.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated

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monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$101	$44
Class I	—	608
Class R6	—	1
Total	$101	$653

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income
Lender	$4,940,542	1	1.250%	$172

Note 5 — Fund share transactions

Transactions in fund shares for the years ended October 31, 2017 and 2016 were as follows:

		Year ended 10-31-17		Year ended 10-31-16
	Shares	Amount	Shares	Amount
Class A shares[1]
Sold	52,571	$722,877	—	—
Repurchased	(1,020)	(14,149)	(10,000)	($92,610)
Net increase (decrease)	51,551	$708,728	(10,000)	($92,610)
Class I shares
Sold	20,616	$269,448	20,276	$190,269
Distributions reinvested	369	4,505	431	4,184
Repurchased	(20,632)	(253,347)	(10,000)	(93,000)
Net increase	353	$20,606	10,707	$101,453
Class R6 shares[2]
Sold	3,888	$50,000	—	—
Net increase	3,888	$50,000	—	—
Class NAV shares
Sold	2,833,315	$37,916,935	21,513	$204,403
Distributions reinvested	90,046	1,098,566	241,484	2,342,395
Repurchased	(2,779,126)	(33,621,426)	(3,218,809)	(32,987,782)
Net increase (decrease)	144,235	$5,394,075	(2,955,812)	($30,440,984)
Total net increase (decrease)	200,027	$6,173,409	(2,955,105)	($30,432,141)

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1Class A shares were liquidated on 3-10-16. Class A was relaunched on 8-30-17.

2The inception date for Class R6 shares is 8-30-17.

Affiliates of the fund owned 8%, 88%, 100% and 100% of shares of Class A, Class I, Class R6 and Class NAV, respectively, on October 31, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $97,757,422 and $92,361,674, respectively, for the year ended October 31, 2017.

Note 7 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At October 31, 2017, funds within the John Hancock group of funds complex held 99.2% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affliated concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	48.6%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	29.3%
John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	21.3%

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Small Cap Core Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Small Cap Core Fund (the "Fund") as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 19, 2017

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2017.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Small Cap Core Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 19-22, 2017 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 22-24, 2017.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 19-22, 2017, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as

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determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

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(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index and peer group average for the one- and three-year periods ended December 31, 2016. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark index and peer group for the one- and three-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees are lower than the peer group median and net total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board noted that the fund has a voluntary fee waiver and/or expense reimbursement, which reduces certain expenses of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
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(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;
(k)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       34

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       35

Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       36

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	223
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	223
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	223
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1994	223
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	223
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       37

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	223
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	223
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	223

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	1994	223
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       38

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	223
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	223

President and Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

James R. Boyle, Born: 1959	2015	223
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2012	223
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       39

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 38 other John Hancock funds consisting of 28 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       40

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       41

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Core

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Small Cap Core Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF410677	445A 10/17 12/17

John Hancock

Value Equity Fund

Annual report 10/31/17

A message to shareholders

Dear shareholder,

Wherever stock investors look today, the markets seem to exhibit undiminished strength, as evidenced by the fact that the Dow Jones Industrial Average, the S&P 500 Index, and the NASDAQ Composite Index reached and then surpassed all-time highs several times during the period. Economic and corporate data has continued to underpin investor optimism. Corporate earnings have generally been solid, with a weaker dollar helping to boost results for U.S.-based multinationals.

While stock markets continue their rise, investors have reason to be vigilant. U.S. stocks haven't experienced a drop of 10% in more than 21 months, and 16 months have passed since the last 5% pullback. This degree of calm in a rising market is rare, and history suggests stormier market conditions could be brewing. As the bull market advances, many stocks are moving deeper into overvalued territory, suggesting that market leaders could be vulnerable to any setbacks.

Given the risks of overvaluation, investors would do well to consider their options for diversification. Maintaining a diversified portfolio of stocks, bonds, and alternatives, alongside a disciplined investment program, is one approach that has stood the test of time. As always, your best resource to prepare for any market condition is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable disappointments that can interrupt any market rise.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly into an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Value Equity Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
19	Financial highlights
24	Notes to financial statements
31	Auditor's report
32	Tax information
33	Continuation of investment advisory and subadvisory agreements
39	Trustees and Officers
43	More information

ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks capital appreciation over the long term.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/17 (%)

Class A shares (without sales charge)
Russell 1000 Value Index
Morningstar large value fund category average
22.95
17.78
19.35
8.74
7.99
7.77
7.92
7.78
1 year
3 year
Since inception (6/26/14)

The Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a lower price-to-book ratio and less-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

U.S. stocks accelerated

Global economic expansion and improving corporate earnings growth led to a very strong period of performance for the U.S. equity market.

Stock selection drove outperformance

Favorable stock selection in the consumer discretionary and industrials sectors helped the fund outperform its benchmark, the Russell 1000 Value Index.

Healthcare detracted

Security selection in the healthcare sector detracted from relative results.

SECTOR COMPOSITION AS OF 10/31/17 (%)

A note about risks

Large company stocks could fall out of favor and the stock prices of small and midsize companies may be more volatile and less liquid than those of large companies. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Investing in foreign securities may entail the risk of currency fluctuations or heightened economic and political instability. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. A fund that invests in particular sectors is particularly susceptible to the impact of market, economic, regulatory, and other factors affecting those sectors. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       3

Discussion of fund performance

An interview with Portfolio Manager Mark Giambrone, Barrow, Hanley, Mewhinney & Strauss, LLC

Mark Giambrone
Portfolio Manager
Barrow, Hanley, Mewhinney &Strauss

Can you provide an overview of the U.S. equity market during the 12 months ended October 31, 2017?

U.S. stocks rallied sharply during the period, pushing the broad market indexes to new highs. The period began with Donald Trump's victory in the 2016 U.S. presidential election, which was expected to result in tax reform, regulatory changes, increased infrastructure spending, and other pro-growth fiscal measures. These expectations helped fuel a strong advance for U.S. stocks in late 2016 and early 2017.

Some setbacks for the new administration during the first half of 2017 tempered investor expectations for its fiscal policy agenda, but stocks continued to rally, buoyed by a synchronized global expansion and accommodative central bank policies. Although the expansion benefited non-U.S. markets the most, the major U.S. stock indexes continued to set record highs thanks to strength in corporate earnings and renewed optimism regarding tax reform. Meanwhile, the U.S. Federal Reserve (Fed) took further steps to normalize monetary policy by raising short-term interest rates three times during the period and beginning to reduce its balance sheet of government bonds.

For the 12-month period, the broad S&P 500 Index returned 23.63%, while the fund's benchmark, the Russell 1000 Value Index, returned 17.78%. Value stocks underperformed as the information technology and healthcare sectors, which are smaller weightings in the benchmark, were strong contributors to the broader market's advance.

How did the fund perform in this environment?

The fund's Class A shares returned 22.95% (excluding sales charges) for the period, outpacing its benchmark. As the Fed unwinds the massive amount of monetary stimulus it created over the past nine years, investors are shifting their focus from central bank liquidity to fundamental analysis. This change favored our fundamental value-oriented investment process, which emphasizes individual stock selection.

ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       4

What contributed the most to the fund's outperformance of the index?

Stock selection added the most value in the consumer discretionary and industrials sectors. The leading contributor among the fund's consumer discretionary holdings was cruise ship operator Royal Caribbean Cruises, Ltd. Strong pricing and bookings, slowing global capacity growth, improving earnings, and increased free cash flow returned to shareholders contributed to favorable investor sentiment for Royal Caribbean. The fund held two other cruise ship stocks—Carnival Corp. and Norwegian Cruise Line Holdings, Ltd.—that were also meaningful contributors to performance for the 12-month period. All three stocks continue to trade at a discount to the broader market.

In the industrials sector, among the top contributors were roofing and insulation maker Owens Corning and aerosystems manufacturer Spirit AeroSystems Holdings, Inc. Strong underlying fundamentals and a favorable pricing environment provided a tailwind for Owens Corning, and the rebuilding in hurricane-damaged areas should also be positive for the stock. Spirit AeroSystems has successfully completed a turnaround to improve profitability in its core operations, and a new supply agreement with Boeing (not held by the fund)—one of its largest customers—resolved a long-standing dispute between the two companies.

One additional contributor worth noting was Microchip Technology, Inc., which is one of the largest manufacturers of microcontrollers used in a variety of industrial, technological, and consumer products. Microchip consistently exceeded earnings expectations during the period and remained ahead of schedule in integrating its acquisition of ATMEL Corp. (not held by the fund), a major competitor.

What holdings detracted from relative performance?

The only sector that had a negative impact on performance compared with the benchmark was healthcare, and this underperformance resulted primarily from the fund's position in generic drug maker Teva Pharmaceutical Industries, Ltd. In addition to manufacturing generic drugs, Teva also produces branded medications of its own, most notably the blockbuster multiple sclerosis drug Copaxone. However, a possible competing generic version of Copaxone, its largest operating profit contributor, as well as anemic profit growth and a wholesale change in top management put

COUNTRY COMPOSITION AS OF 10/31/17 (%)

United States	89.8
United Kingdom	5.0
Ireland	1.8
Bermuda	1.3
France	1.0
Other countries	1.1
TOTAL	100.0
As a percentage of net assets.

ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       5

downward pressure on the stock. The company's decision to cut its dividend was another negative factor for Teva. We added to the position on weakness because we believe in the long-term growth prospects for the firm.

Another healthcare-related detractor was pharmacy retailer CVS Health Corp., a hybrid healthcare/retail business that operates retail pharmacies, medical clinics, and a pharmacy benefits management business. Although the company's fundamentals remained solid, several issues contributed to the decline in the stock, including weaker pharmaceutical pricing, competitor consolidation, and a trend toward online retailing. We believe the company's differentiated offerings and shareholder-friendly capital deployment will be positive catalysts for the stock.

Outside of healthcare, the most significant detractors were apparel maker Hanesbrands, Inc. and energy services provider Fairmount Santrol Holdings, Inc. As retailers closed stores and reduced inventory levels, Hanesbrands' once stable and predictable business became more volatile, and the uncertainty weighed on the stock. However, the company's durable business model and brands should give it a competitive advantage in a changing retail environment. Fairmount, which supplies sand for fracking oil and gas wells, declined amid concerns about slower drilling activity and excess supply.

What changes did you make to the portfolio during the period?

As the major equity market indexes continued to reach new highs, we sold a number of fund holdings that reached our estimate of fair value. Noteworthy sales included chemical producer FMC Corp., construction and engineering firm KBR, Inc., aerospace and defense contractor Raytheon Company, financial services provider Ameriprise Financial, Inc., and agricultural machinery manufacturer Deere & Company.

TOP 10 HOLDINGS AS OF 10/31/17 (%)

Citigroup, Inc.	2.8
JPMorgan Chase & Co.	2.6
Bank of America Corp.	2.3
Microchip Technology, Inc.	1.9
American Express Company	1.9
SLM Corp.	1.9
Anthem, Inc.	1.9
UnitedHealth Group, Inc.	1.9
DowDuPont, Inc.	1.7
Owens Corning	1.7
TOTAL	20.6
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       6

Significant new additions over the past 12 months included home improvement retailer Lowe's Companies, Inc., consumer products maker Newell Brands, Inc., discount retailer Dollar General Corp., industrial conglomerate General Electric Company, and enterprise technology services provider Hewlett Packard Enterprise Company.

How was the fund positioned at the end of the reporting period?

Sector weightings within the portfolio are a byproduct of our fundamental value-oriented stock selection process, so they can vary substantially from those of the benchmark index. As of the end of the reporting period, the fund's largest overweight positions versus the index included the consumer discretionary, healthcare, and materials sectors, while some of its largest underweight positions were in the real estate, utilities, and telecommunication services sectors.

We are well into the ninth year of the current bull market in U.S. stocks, driven in large part by the most central bank-engineered liquidity in history. It is unclear what unintended or unexpected consequences may result from the Fed's unwinding of that liquidity. If the market cannot rely on easy liquidity to drive valuations higher, investors must refocus on the earnings and fundamentals of individual companies. Furthermore, the market is setting all-time records with a high degree of investor complacency, which is typical of late-cycle advances. If the U.S. equity market should fall or moderate from here, we remain confident that our fundamental, defensive style of investing will provide downside protection.

MANAGED BY

Mark Giambrone On the fund since inception Investing since 1992
Michael Nayfa, CFA On the fund since inception Investing since 2002
Terry Pelzel, CFA On the fund since inception Investing since 2005

The views expressed in this report are exclusively those of Mark Giambrone, Barrow, Hanley, Mewhinney & Strauss, LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  OCTOBER 31, 2017

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception[1]	Since inception[1]
Class A	16.81	6.27	22.59
Class C	21.12	7.17	26.10
Class I2	23.36	8.23	30.36
Class R6[2]	23.43	8.45	31.23
Class NAV[2]	23.43	8.44	31.20
Index†	17.78	7.78	28.53

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	1.30	2.00	0.99	0.90	0.88
Net (%)	1.12	1.82	0.81	0.72	0.70

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell 1000 Value Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Value Equity Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell 1000 Value Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C3	6-26-14	12,610	12,610	12,853
Class I2	6-26-14	13,036	13,036	12,853
Class R6[2]	6-26-14	13,123	13,123	12,853
Class NAV[2]	6-26-14	13,120	13,120	12,853

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 6-26-14.
2	For certain types of investors, as described in the fund's prospectuses.
3	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on May 1, 2017, with the same investment held until October 31, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on May 1, 2017, with the same investment held until October 31, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2017	Ending value on 10-31-2017	Expenses paid during period ended 10-31-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,075.70	$5.81	1.11%
	Hypothetical example for comparison purposes	1,000.00	1,019.60	5.65	1.11%
Class C	Actual expenses/actual returns	1,000.00	1,071.60	9.45	1.81%
	Hypothetical example for comparison purposes	1,000.00	1,016.10	9.20	1.81%
Class I	Actual expenses/actual returns	1,000.00	1,077.40	4.19	0.80%
	Hypothetical example for comparison purposes	1,000.00	1,021.20	4.08	0.80%
Class R6	Actual expenses/actual returns	1,000.00	1,078.20	3.82	0.73%
	Hypothetical example for comparison purposes	1,000.00	1,021.50	3.72	0.73%
Class NAV	Actual expenses/actual returns	1,000.00	1,078.20	3.67	0.70%
	Hypothetical example for comparison purposes	1,000.00	1,021.70	3.57	0.70%

1	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       11

Fund’s investments
AS OF 10-31-17
	Shares	Value
Common stocks 99.5%		$620,934,080
(Cost $525,502,647)
Consumer discretionary 11.1%		69,143,536
Hotels, restaurants and leisure 4.3%
Carnival Corp.	118,300	7,853,937
Norwegian Cruise Line Holdings, Ltd. (A)	142,100	7,922,075
Royal Caribbean Cruises, Ltd.	63,800	7,896,526
SeaWorld Entertainment, Inc. (A)(B)	269,200	3,090,416
Household durables 1.1%
Newell Brands, Inc.	166,900	6,806,182
Media 1.9%
Comcast Corp., Class A	86,100	3,102,183
Twenty-First Century Fox, Inc., Class A	319,600	8,357,540
Multiline retail 1.2%
Dollar General Corp.	94,300	7,623,212
Specialty retail 1.6%
Lowe's Companies, Inc.	125,700	10,049,715
Textiles, apparel and luxury goods 1.0%
Hanesbrands, Inc. (B)	286,300	6,441,750
Consumer staples 5.3%		33,251,977
Beverages 1.5%
Coca-Cola European Partners PLC	232,300	9,491,778
Food and staples retailing 1.2%
CVS Health Corp.	112,100	7,682,213
Tobacco 2.6%
Altria Group, Inc.	136,300	8,753,186
Philip Morris International, Inc.	70,000	7,324,800
Energy 10.0%		62,232,670
Energy equipment and services 0.4%
Fairmount Santrol Holdings, Inc. (A)(B)	523,800	2,257,578
Oil, gas and consumable fuels 9.6%
BP PLC, ADR	240,300	9,773,001
Chevron Corp.	82,500	9,560,925
ConocoPhillips	190,000	9,718,500
Hess Corp.	198,600	8,770,176
Kosmos Energy, Ltd. (A)(B)	729,705	5,604,134
Occidental Petroleum Corp.	122,000	7,877,540
Phillips 66	95,200	8,670,816
Financials 27.3%		170,625,603
Banks 11.8%
Bank of America Corp.	514,700	14,097,633
12	JOHN HANCOCK Value Equity Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Banks (continued)
Citigroup, Inc.	239,700	$17,617,950
JPMorgan Chase & Co.	159,900	16,087,539
KeyCorp	319,200	5,825,400
The PNC Financial Services Group, Inc.	73,500	10,054,065
Wells Fargo & Company	176,900	9,931,166
Capital markets 3.0%
E*TRADE Financial Corp. (A)	200,367	8,733,998
State Street Corp.	108,500	9,982,000
Consumer finance 5.9%
American Express Company	123,600	11,806,272
Capital One Financial Corp.	42,400	3,908,432
Discover Financial Services	56,600	3,765,598
Navient Corp.	456,000	5,681,760
SLM Corp. (A)	1,112,100	11,777,139
Diversified financial services 1.5%
Berkshire Hathaway, Inc., Class B (A)	51,700	9,664,798
Insurance 4.6%
American International Group, Inc.	96,900	6,260,709
FNF Group	163,400	6,114,428
Willis Towers Watson PLC	51,600	8,311,728
XL Group, Ltd.	201,200	8,142,564
Thrifts and mortgage finance 0.5%
New York Community Bancorp, Inc.	227,900	2,862,424
Health care 15.0%		93,457,612
Health care equipment and supplies 1.5%
Medtronic PLC	115,100	9,267,852
Health care providers and services 7.7%
Anthem, Inc.	55,500	11,611,155
Cardinal Health, Inc.	120,200	7,440,380
Cigna Corp.	51,900	10,235,718
Express Scripts Holding Company (A)	118,700	7,275,123
UnitedHealth Group, Inc.	55,150	11,593,633
Pharmaceuticals 5.8%
Bayer AG, ADR (B)	112,300	3,653,119
Johnson & Johnson	45,626	6,360,721
Merck & Company, Inc.	137,500	7,574,875
Pfizer, Inc.	264,200	9,262,852
Sanofi, ADR	136,300	6,444,264
Teva Pharmaceutical Industries, Ltd., ADR (B)	198,400	2,737,920
Industrials 11.4%		71,355,380
Aerospace and defense 4.2%
General Dynamics Corp.	31,400	6,373,572
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Value Equity Fund	13

	Shares	Value
Industrials (continued)
Aerospace and defense (continued)
Spirit AeroSystems Holdings, Inc., Class A	128,360	$10,281,636
United Technologies Corp.	79,310	9,498,166
Building products 3.1%
Johnson Controls International PLC	213,232	8,825,672
Owens Corning	127,400	10,534,706
Industrial conglomerates 0.8%
General Electric Company	249,600	5,031,936
Machinery 1.6%
Stanley Black & Decker, Inc.	60,450	9,765,698
Professional services 0.8%
Nielsen Holdings PLC	145,400	5,389,978
Road and rail 0.9%
AMERCO	14,400	5,654,016
Information technology 11.6%		72,315,117
IT services 0.4%
Black Knight, Inc. (A)	50,103	2,272,171
Semiconductors and semiconductor equipment 5.5%
Microchip Technology, Inc.	126,500	11,992,200
QUALCOMM, Inc.	171,661	8,756,428
Texas Instruments, Inc.	90,400	8,740,776
Versum Materials, Inc.	115,900	4,877,072
Software 3.8%
Micro Focus International PLC, ADR (A)	107,716	3,762,520
Microsoft Corp.	121,600	10,114,688
Oracle Corp.	199,200	10,139,280
Technology hardware, storage and peripherals 1.9%
Apple, Inc.	34,260	5,791,310
Hewlett Packard Enterprise Company	421,600	5,868,672
Materials 6.3%		39,399,441
Chemicals 6.0%
Air Products & Chemicals, Inc.	64,200	10,235,406
Celanese Corp., Series A	92,800	9,679,968
DowDuPont, Inc.	149,637	10,820,251
LyondellBasell Industries NV, Class A	65,600	6,791,568
Construction materials 0.3%
CRH PLC, ADR (B)	49,900	1,872,248
Telecommunication services 1.5%		9,152,744
Diversified telecommunication services 1.5%
Verizon Communications, Inc.	191,200	9,152,744

14	JOHN HANCOCK Value Equity Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Yield (%)	Shares	Value
Securities lending collateral 2.1%			$13,184,616
(Cost $13,184,764)
John Hancock Collateral Trust (C)	1.1946(D)	1,317,724	13,184,616
Short-term investments 0.1%			$480,622
(Cost $480,622)
Money market funds 0.1%			480,622
State Street Institutional Treasury Money Market Fund, Premier Class	0.9421(D)	480,622	480,622

Total investments (Cost $539,168,033) 101.7%	$634,599,318
Other assets and liabilities, net (1.7%)	(10,833,350)
Total net assets 100.0%	$623,765,968

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 10-31-17.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(D)	The rate shown is the annualized seven-day yield as of 10-31-17.
At 10-31-17, the aggregate cost of investments for federal income tax purposes was $539,413,611. Net unrealized appreciation aggregated to $95,185,707, of which $123,005,355 related to gross unrealized appreciation and $27,819,648 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Value Equity Fund	15

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-17

Assets
Unaffiliated investments, at value (Cost $525,983,269) including $12,882,609 of securities loaned	$621,414,702
Affiliated investments, at value (Cost $13,184,764)	13,184,616
Receivable for investments sold	2,922,712
Receivable for fund shares sold	66,899
Dividends and interest receivable	647,545
Receivable for securities lending income	12,056
Receivable due from advisor	1,994
Other receivables and prepaid expenses	59,893
Total assets	638,310,417
Liabilities
Payable for investments purchased	1,192,492
Payable for fund shares repurchased	65,457
Payable upon return of securities loaned	13,186,942
Payable to affiliates
Accounting and legal services fees	9,188
Transfer agent fees	532
Trustees' fees	469
Other liabilities and accrued expenses	89,369
Total liabilities	14,544,449
Net assets	$623,765,968
Net assets consist of
Paid-in capital	$496,069,901
Undistributed net investment income	6,898,872
Accumulated net realized gain (loss) on investments	25,365,910
Net unrealized appreciation (depreciation) on investments	95,431,285
Net assets	$623,765,968

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($3,707,564 ÷ 296,604 shares)[1]	$12.50
Class C ($564,969 ÷ 45,498 shares)[1]	$12.42
Class I ($1,468,655 ÷ 117,235 shares)	$12.53
Class R6 ($446,354 ÷ 35,578 shares)	$12.55
Class NAV ($617,578,426 ÷ 49,210,396 shares)	$12.55
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$13.16

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       16

STATEMENT OF OPERATIONS  For the year ended 10-31-17

Investment income
Dividends	$13,318,337
Securities lending	64,886
Interest	47,926
Less foreign taxes withheld	(95,309)
Total investment income	13,335,840
Expenses
Investment management fees	4,836,365
Distribution and service fees	11,503
Accounting and legal services fees	144,342
Transfer agent fees	4,810
Trustees' fees	9,387
State registration fees	61,940
Printing and postage	23,139
Professional fees	57,912
Custodian fees	72,779
Other	19,984
Total expenses	5,242,161
Less expense reductions	(895,821)
Net expenses	4,346,340
Net investment income	8,989,500
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	31,913,387
Affiliated investments	(3,234)
31,910,153
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	80,335,079
Affiliated investments	(646)
80,334,433
Net realized and unrealized gain	112,244,586
Increase in net assets from operations	$121,234,086

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       17

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-17	Year ended 10-31-16
Increase (decrease) in net assets
From operations
Net investment income	$8,989,500	$8,045,493
Net realized gain (loss)	31,910,153	(6,517,126)
Change in net unrealized appreciation (depreciation)	80,334,433	4,950,968
Increase in net assets resulting from operations	121,234,086	6,479,335
Distributions to shareholders
From net investment income
Class A	(15,206)	(7,754)
Class C	(1,003)	(876)
Class I	(14,729)	(1,337)
Class R6	(1,560)	(1,603)
Class NAV	(8,636,767)	(6,137,636)
From net realized gain
Class A	—	(5,599)
Class C	—	(2,177)
Class I	—	(745)
Class R6	—	(745)
Class NAV	—	(2,851,901)
Total distributions	(8,669,265)	(9,010,373)
From fund share transactions	108,468,709	1,512,754
Total increase (decrease)	221,033,530	(1,018,284)
Net assets
Beginning of year	402,732,438	403,750,722
End of year	$623,765,968	$402,732,438
Undistributed net investment income	$6,898,872	$6,578,637

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       18

Financial highlights

Class A Shares Period ended	10-31-17	10-31-16	10-31-15	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.27	$10.33	$10.04	$10.00
Net investment income[2]	0.12	0.16	0.08	0.02
Net realized and unrealized gain (loss) on investments	2.22	(0.05)	0.26	0.02
Total from investment operations	2.34	0.11	0.34	0.04
Less distributions
From net investment income	(0.11)	(0.10)	(0.05)	—
From net realized gain	—	(0.07)	—	—
Total distributions	(0.11)	(0.17)	(0.05)	—
Net asset value, end of period	$12.50	$10.27	$10.33	$10.04
Total return (%)[3,4]	22.95	1.17	3.36	0.40	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$4	$1	$1	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.26	1.30	2.86	12.48	[7]
Expenses including reductions	1.12	1.17	1.42	1.45	[7]
Net investment income	0.99	1.64	0.78	0.54	[7]
Portfolio turnover (%)	30	27	19	10

[1]	Period from 6-26-14 (commencement of operations) to 10-31-14.
[2]	Based on average daily shares outstanding.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       19

Class C Shares Period ended	10-31-17	10-31-16	10-31-15	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.21	$10.27	$10.01	$10.00
Net investment income[2]	0.04	0.09	0.01	—[3]
Net realized and unrealized gain (loss) on investments	2.21	(0.05)	0.26	0.01
Total from investment operations	2.25	0.04	0.27	0.01
Less distributions
From net investment income	(0.04)	(0.03)	(0.01)	—
From net realized gain	—	(0.07)	—	—
Total distributions	(0.04)	(0.10)	(0.01)	—
Net asset value, end of period	$12.42	$10.21	$10.27	$10.01
Total return (%)[4,5]	22.12	0.45	2.70	0.10	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	— [7]	— [7]	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.96	2.00	5.43	18.19	[8]
Expenses including reductions	1.82	1.88	2.12	2.15	[8]
Net investment income (loss)	0.31	0.92	0.09	(0.03	) [8]
Portfolio turnover (%)	30	27	19	10

[1]	Period from 6-26-14 (commencement of operations) to 10-31-14.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Less than $500,000.
[8]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       20

Class I Shares Period ended	10-31-17	10-31-16	10-31-15	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.29	$10.36	$10.04	$10.00
Net investment income[2]	0.16	0.22	0.11	0.03
Net realized and unrealized gain (loss) on investments	2.23	(0.09)	0.27	0.01
Total from investment operations	2.39	0.13	0.38	0.04
Less distributions
From net investment income	(0.15)	(0.13)	(0.06)	—
From net realized gain	—	(0.07)	—	—
Total distributions	(0.15)	(0.20)	(0.06)	—
Net asset value, end of period	$12.53	$10.29	$10.36	$10.04
Total return (%)[3]	23.36	1.38	3.82	0.40	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.95	0.99	6.77	18.75	[6]
Expenses including reductions	0.81	0.84	1.13	1.15	[6]
Net investment income	1.37	2.18	1.08	0.98	[6]
Portfolio turnover (%)	30	27	19	10

[1]	Period from 6-26-14 (commencement of operations) to 10-31-14.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       21

Class R6 Shares Period ended	10-31-17	10-31-16	10-31-15	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.31	$10.38	$10.05	$10.00
Net investment income[2]	0.16	0.20	0.14	0.04
Net realized and unrealized gain (loss) on investments	2.24	(0.04)	0.27	0.01
Total from investment operations	2.40	0.16	0.41	0.05
Less distributions
From net investment income	(0.16)	(0.16)	(0.08)	—
From net realized gain	—	(0.07)	—	—
Total distributions	(0.16)	(0.23)	(0.08)	—
Net asset value, end of period	$12.55	$10.31	$10.38	$10.05
Total return (%)[3]	23.43	1.64	4.08	0.50	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	— [5]	— [5]	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.86	0.90	7.69	18.64	[6]
Expenses including reductions	0.71	0.75	0.84	0.85	[6]
Net investment income	1.34	2.05	1.39	1.27	[6]
Portfolio turnover (%)	30	27	19	10

[1]	Period from 6-26-14 (commencement of operations) to 10-31-14.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       22

Class NAV Shares Period ended	10-31-17	10-31-16	10-31-15	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.31	$10.38	$10.05	$10.00
Net investment income[2]	0.17	0.20	0.14	0.04
Net realized and unrealized gain (loss) on investments	2.23	(0.04)	0.26	0.01
Total from investment operations	2.40	0.16	0.40	0.05
Less distributions
From net investment income	(0.16)	(0.16)	(0.07)	—
From net realized gain	—	(0.07)	—	—
Total distributions	(0.16)	(0.23)	(0.07)	—
Net asset value, end of period	$12.55	$10.31	$10.38	$10.05
Total return (%)[3]	23.43	1.64	4.06	0.50	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$618	$401	$403	$439
Ratios (as a percentage of average net assets):
Expenses before reductions	0.85	0.88	0.88	0.86	[5]
Expenses including reductions	0.70	0.75	0.84	0.86	[5]
Net investment income	1.46	2.05	1.39	1.28	[5]
Portfolio turnover (%)	30	27	19	10

[1]	Period from 6-26-14 (commencement of operations) to 10-31-14.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       23

Notes to financial statements

Note 1 — Organization

John Hancock Value Equity Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek capital appreciation over the long term.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar

ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       24

securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of October 31, 2017, all investments are categorized as Level 1 under the hierarchy described above.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the SEC as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of October 31, 2017, the fund loaned common stocks valued at $12,882,609 and received $13,186,942 of cash collateral.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of

ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       25

credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. For the year ended October 31, 2017, the fund had no borrowings under either line of credit. Commitment fees for the year ended October 31, 2017 were $4,386.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended October 31, 2017 and 2016 was as follows:

	October 31, 2017	October 31, 2016
Ordinary income	$8,669,265	$9,010,373

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2017, the components of distributable earnings on a tax basis consisted of $9,921,846 of undistributed ordinary income and $22,588,514 of undistributed long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under

ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       26

these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis, to the sum of: (a) 0.850% of the first $200 million of the fund's average daily net assets; (b) 0.750% of the next $800 million of the fund's average daily net assets; and (c) 0.650% of the fund's average daily net assets in excess of $1 billion. The Advisor has a subadvisory agreement with Barrow, Hanley, Mewhinney & Strauss, LLC. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to limit the maximum annual management fee to 0.66% of the fund's average daily net assets. The advisor also contractually agrees to reduce its management fee for the fund, or if necessary make payment to the fund, in an amount equal to the amount by which "Other expenses" of the fund exceed 0.04% (on an annualized basis) of the fund. "Other expenses" means all of the expenses of the fund, excluding: management fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, class-specific expenses, borrowing costs, prime brokerage fees, acquired fund fees and expenses paid indirectly, and short dividend expense. Each of the agreements expires on February 28, 2018, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2017, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

Prior to March 1, 2017, to the extent that expenses of Class A, Class C and Class I shares exceed 1.45%, 2.15% and 1.15%, respectively, of average net assets (on an annualized basis) attributable to each class (the Class Expense Limitation), the Advisor had contractually agreed to reduce its management fee or, if necessary, make payment to the class in an amount equal to the amount by which expenses of the share class exceed the Class Expense Limitation. Expenses means all fund-level and class-specific operating expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) acquired fund fees and expenses paid indirectly, (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, and (f) short dividend expense.

Prior to March 1, 2017, the Advisor had contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average annual net assets, on an annualized basis.

For the year ended October 31, 2017, the expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$3,420	Class R6	$192
Class C	641	Class NAV	889,469
Class I	2,099	Total	$895,821

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2017 were equivalent to a net annual effective rate of 0.64% of the fund's average daily net assets.

ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       27

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class C pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee
Class A	0.30%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $12,047 for the year ended October 31, 2017. Of this amount, $1,891 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $10,007 was paid as sales commissions to broker-dealers and $149 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2017, there were no CDSCs received by the Distributor for Class A and Class C shares.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$7,077	$2,734
Class C	4,426	514
Class I	—	1,544
Class R6	—	18
Total	$11,503	$4,810

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       28

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income
Lender	$2,554,322	1	0.88%	$62

Note 5 — Fund share transactions

Transactions in fund shares for the years ended October 31, 2017 and 2016 were as follows:

		Year ended 10-31-17		Year ended 10-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	272,255	$3,165,191	83,082	$831,010
Distributions reinvested	1,361	15,206	1,151	11,576
Repurchased	(62,154)	(723,892)	(57,490)	(562,374)
Net increase	211,462	$2,456,505	26,743	$280,212
Class C shares
Sold	29,052	$333,859	16,413	$163,183
Distributions reinvested	90	1,003	200	2,009
Repurchased	(7,154)	(81,777)	(20,889)	(200,447)
Net increase (decrease)	21,988	$253,085	(4,276)	($35,255)
Class I shares
Sold	83,820	$974,855	133,032	$1,336,168
Distributions reinvested	1,189	13,269	—	—
Repurchased	(58,832)	(715,810)	(51,974)	(490,808)
Net increase	26,177	$272,314	81,058	$845,360
Class R6 shares
Sold	27,037	$338,584	—	—
Repurchased	(1,459)	(18,316)	—	—
Net increase	25,578	$320,268	—	—
Class NAV shares
Sold	18,040,855	$196,399,896	3,310,351	$33,133,222
Distributions reinvested	773,211	8,636,767	893,592	8,989,537
Repurchased	(8,462,577)	(99,870,126)	(4,120,922)	(41,700,322)
Net increase	10,351,489	$105,166,537	83,021	$422,437
Total net increase	10,636,694	$108,468,709	186,546	$1,512,754

There were no fund share transactions for Class R6 for the year ended October 31, 2016.

Affiliates of the fund owned 29% and 100% of shares of Class R6 and Class NAV, respectively, on October 31, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $291,439,076 and $181,720,419, respectively, for the year ended October 31, 2017.

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Note 7 — Industry or sector risk

The fund generally invests a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates regulatory and market impacts.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At October 31, 2017, portfolios within the John Hancock group of funds complex held 99.0% of the fund's net assets. The following portfolios had an affiliated ownership of 5% or more of the fund's net assets:

Fund	Affiliate concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	38.3%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	27.6%
John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	15.6%

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Value Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Value Equity Fund (the "Fund") as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, brokers, and transfer agent, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 19, 2017

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2017.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Barrow, Hanley, Mewhinney & Strauss, LLC (the Subadvisor), for John Hancock Value Equity Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 19-22, 2017 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 22-24, 2017.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 19-22, 2017, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be

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based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

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(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index since its inception and for the one-year period ended December 31, 2016. The Board also noted that the fund outperformed its peer group average since its inception and underperformed its peer group average for the one-year period ended December 31, 2016. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group since its inception. The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor to the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees are equal to the peer group median and net total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
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(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length;
(j)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

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(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

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In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	223
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	223
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	223
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1994	223
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	223
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	223
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	223
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	223

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	1994	223
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       40

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	223
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	223

President and Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

James R. Boyle, Born: 1959	2015	223
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2012	223
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       41

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 38 other John Hancock funds consisting of 28 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       42

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Barrow, Hanley, Mewhinney & Strauss, LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       43

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Core

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Value Equity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF410681	454A 10/17 12/17

John Hancock

Disciplined Value International Fund

Annual report 10/31/17

A message to shareholders

Dear shareholder,

International equity markets have exhibited impressive strength in 2017, making a remarkable comeback following a multi-year period of underperformance relative to U.S. stocks. Most developed- and emerging-market indexes have outperformed this year, and some have recently climbed to all-time highs. Results have been almost equally impressive in the U.S. market, as evidenced by the highs set by the Dow Jones Industrial Average, the S&P 500 Index, and the NASDAQ Composite Index.

Corporate earnings and consumer spending have been rising across most of the globe, leading many economists to upgrade their forecasts of GDP growth across developed and emerging markets alike. This synchronized global growth has been a positive catalyst for investor sentiment and the appetite for risk, providing plenty of lift for equities.

While a majority of the asset managers in our network believe international stocks have the potential to extend their recent gains, investors have reason to be vigilant. Stocks rarely climb for extended periods without a few setbacks along the way, and valuations can at times become overextended when rising equity prices get ahead of earnings growth.

Maintaining a globally diversified portfolio of stocks, bonds, and alternatives, alongside a disciplined investment program, is one approach that has stood the test of time. As always, your best resource to prepare for any market condition is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable disappointments that can interrupt any market rise.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly into an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Disciplined Value International Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
20	Financial highlights
27	Notes to financial statements
36	Auditor's report
37	Tax information
38	Continuation of investment advisory and subadvisory agreements
44	Trustees and Officers
48	More information

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital growth.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/17 (%)

The MSCI EAFE Index (Europe, Australasia, Far East) (gross of foreign withholding taxes on dividends) is a free-float-adjusted market-capitalization-weighted index that is designed to measure developed market equity performance.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

1	After the close of business on 9-26-14, holders of Institutional Class shares of the former Robeco Boston Partners International Equity Fund (the predecessor fund) became owners of an equal number of full and fractional Class R6 shares of John Hancock Disciplined Value International Fund. Class A shares were first offered on 9-29-14. For periods prior to this date, performance is the actual performance of the sole share class of the predecessor fund and may be higher or lower than if adjusted to reflect the expenses of any other share classes.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

International stocks climbed as economic growth accelerated

The fund's benchmark, the MSCI EAFE Index, posted a positive return, as stocks were supported by stronger economic growth, most notably in Europe.

Stock picking in selected sectors weighed on relative performance

The fund underperformed relative to its benchmark, as stock selection in the financials and healthcare sectors weighed on relative results.

Conversely, security selection in industrials, information technology added value

Stock picking in the industrials and information technology sectors aided relative results.

PORTFOLIO COMPOSITION AS OF 10/31/17 (%)

A note about risks

Foreign investing, especially in emerging and frontier markets, has additional risks, such as currency and market volatility and political and social instability. The stock prices of small and midsize companies can change more frequently and dramatically than those of large companies. Currency transactions and valuations are affected by fluctuations in exchange rates. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Large company stocks could fall out of favor. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       3

Discussion of fund performance

An interview with Portfolio Manager Christopher K. Hart, CFA, Boston Partners

Christopher K. Hart, CFA
Portfolio Manager
Boston Partners

Most developed-market stocks outside North America posted strong gains during the 12 months ended October 31, 2017. What factors were driving the market?

The fund's non-U.S. developed-market equity benchmark, the MSCI EAFE Index, rose steadily over the period and posted a positive overall return. International economic indicators, such as GDP and purchasing manager indexes, improved markedly, and corporate earnings climbed.

European stocks outperformed, resulting in part from election results, as populist political parties that threatened to weaken or break up the European Union were largely unsuccessful at the polls. Investor sentiment shifted markedly in favor of European equities following the May 2017 presidential election in France, in which the centrist, pro-European Union party of Emmanuel Macron defeated the party of far-right populist Marine Le Pen. The euro appreciated versus the U.S. dollar, providing another tailwind for the equities of European companies that trade with the United States. The U.S. presidential election of November 2016 also had a significant impact on equity markets, as the victory of Donald Trump served as a catalyst that provided support for non-U.S. equities with significant exposure to the U.S. economy.

Across most international markets, cyclical stocks—those most sensitive to changes in economic trends—outperformed for the period. At the sector level, information technology, materials, and financials posted the strongest performance within the benchmark, while performance was weakest in telecommunication services, real estate, and healthcare.

How did the team manage the portfolio in this environment?

We are value investors, and our strategy remained focused on identifying dislocations between underlying fundamentals and equity valuations on an individual company basis. While external events do impact broad market performance, our strategy remains focused on bottom-up company analysis to uncover security mispricings, with stock selection usually driving the fund's performance.

What factors affected relative performance at the sector level?

Overall, the incidental sector allocation that resulted from our bottom-up approach to securities selection contributed to performance relative to the benchmark. However, this effect was offset by the negative overall impact of our stock picking.

At the sector level, our securities selection in financials and healthcare had the biggest negative impact relative to the benchmark. The fund's underweight in financials also weighed on relative

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       4

"European stocks outperformed, resulting in part from election results, as populist political parties that threatened to weaken or break up the European Union were largely unsuccessful at the polls."
performance, as the sector outperformed. This outperformance was driven in part by positive economic trends, which provided a tailwind for many bank stocks. Owing to the global financial crisis of 2008-09, the fund has consistently been underweight in European banks because we have broadly viewed these stocks as being highly leveraged and as generating weak returns on their asset bases. While most of these stocks outperformed for the period, their performance weakened late in the period, as disappointing earnings results weighed on shares of several of these banks.

On the positive side, our stock picking in the industrials and information technology sectors aided relative results. Within industrials, several of the fund's European holdings made notable contributions to relative performance, as many of these stocks were aided by favorable investor sentiment in Europe, improved earnings results, and the strengthening of the euro. In information technology, the fund's overweight was a contributor, as the sector outperformed. From a geographic standpoint, our securities selection in Japan was a positive factor; the fund's modest underweight in Japan also contributed, as Japanese equities underperformed.

At the individual security level, which holdings detracted the most from performance?

Among the notable detractors was the fund's position in Cenovus Energy, Inc. (Canada). Its shares fell amid concern that the company took on too much debt to finance an acquisition of oil sands and

SECTOR COMPOSITION AS OF 10/31/17 (%)

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       5

"At the sector level, our securities selection in financials and healthcare had the biggest negative impact relative to the benchmark."
natural gas properties during a period of weak energy prices. We sold the fund's position in Cenovus during the period.

Other significant detractors were positions in advertising and public relations company WPP PLC (U.K.), pharmaceutical companies Astellas Pharma, Inc. (Japan) and Shire PLC (Ireland), and private equity firm AURELIUS Equity Opportunities SE & Company KGaA (Germany). We sold the fund's position in Astellas during the period.

Which holdings had the biggest positive impact on the fund's relative performance?

The biggest contributors were positions in industrials conglomerate Maire Tecnimont SpA (Italy) and technology consulting firm Sopra Steria Group (France). Maire Tecnimont was among the industrial holdings that were aided by positive economic trends, while Sopra Steria reported better-than-expected earnings results, and its shares climbed.

Other strong contributors included positions in technology and finance services company Equiniti Group PLC (U.K.), iron ore producer Ferrexpo PLC (Switzerland), and information technology company Samsung Electronics Company, Ltd. (South Korea). We sold the fund's position in Ferrexpo during the period.

How was the fund positioned at the end of the period?

At the sector level, the fund's most significant overweight positions were in information technology and materials. The overweight in information technology was driven in part by selecting emerging-market holdings within the sector, while the overweight in materials was concentrated in

TOP 10 HOLDINGS AS OF 10/31/17 (%)

Samsung Electronics Company, Ltd.	2.6
Royal Dutch Shell PLC, A Shares	2.0
Flex, Ltd.	1.9
Equiniti Group PLC	1.8
Sopra Steria Group	1.8
WH Smith PLC	1.8
Vodafone Group PLC	1.7
WH Group, Ltd.	1.7
Fuji Electric Company, Ltd.	1.7
Roche Holding AG	1.6
TOTAL	18.6
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       6

construction materials and packaging stocks. The fund's exposure to industrials was reduced toward the end of the period, as several holdings reached our target prices.

The fund's most significant underweights were in financials and real estate. In our view, equity valuations in the real estate and utilities sectors have been chronically unattractive. From a regional perspective, the fund was overweight in the United Kingdom and underweight in Continental Europe.

MANAGED BY

Christopher K. Hart, CFA On the fund since 2011 Investing since 1991
Joshua M. Jones, CFA On the fund since 2013 Investing since 2004
Joseph F. Feeney, Jr., CFA On the fund since 2011 Investing since 1985

TOP 10 COUNTRIES AS OF 10/31/17 (%)

Japan	21.8
United Kingdom	20.7
France	12.1
Germany	9.8
South Korea	5.2
Switzerland	4.3
United States	2.6
Ireland	2.4
Hong Kong	2.3
Netherlands	2.0
TOTAL	83.2
As a percentage of net assets.
Cash and cash equivalents are not included.

The views expressed in this report are exclusively those of Christopher K. Hart, CFA, Boston Partners, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Boston Partners is an indirect, wholly owned subsidiary of Orix Corporation of Japan.
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  OCTOBER 31, 2017

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception[1]	5-year	Since inception[1]
Class A2	16.03	8.57	9.31	50.86	68.21
Class C2	20.22	9.23	9.88	55.52	73.41
Class I2,3	22.45	9.91	10.46	60.39	78.83
Class R2[2,3]	21.92	9.66	10.25	58.60	76.84
Class R4[2,3]	22.30	9.83	10.40	59.83	78.21
Class R6[2,3]	22.59	9.98	10.52	60.87	79.37
Class NAV[2,3]	22.50	9.96	10.51	60.76	79.25
Index†	24.01	9.01	9.95	53.97	74.07

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class NAV
Gross (%)	1.41	2.11	1.09	1.50	1.35	1.00	0.98
Net (%)	1.31	2.01	0.98	1.40	1.15	0.88	0.88

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the MSCI EAFE Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Disciplined Value International Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the MSCI EAFE Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2,4	12-30-11	17,341	17,341	17,407
Class I2,3	12-30-11	17,883	17,883	17,407
Class R2[2,3]	12-30-11	17,684	17,684	17,407
Class R4[2,3]	12-30-11	17,821	17,821	17,407
Class R6[2,3]	12-30-11	17,937	17,937	17,407
Class NAV[2,3]	12-30-11	17,925	17,925	17,407

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The MSCI EAFE Index (Europe, Australasia, Far East) (gross of foreign withholding taxes on dividends) is a free-float-adjusted market capitalization index that is designed to measure developed market equity performance.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 12-30-2011.
2	After the close of business on 9-26-14, holders of Institutional Class shares of the former Robeco Boston Partners International Equity Fund (the predecessor fund) became owners of an equal number of full and fractional Class R6 shares of John Hancock Disciplined Value International Fund. Class A, Class C, Class I, Class R2, Class R4, and Class R6 shares were first offered on 9-29-14. Class NAV shares were first offered on 4-13-15. For periods prior to these dates, performance is the actual performance of the sole share class of the predecessor fund and may be higher or lower than if adjusted to reflect the expenses of any other share classes.
3	For certain types of investors, as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on May 1, 2017, with the same investment held until October 31, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on May 1, 2017, with the same investment held until October 31, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2017	Ending value on 10-31-2017	Expenses paid during period ended 10-31-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,104.40	$6.95	1.31%
	Hypothetical example for comparison purposes	1,000.00	1,018.60	6.67	1.31%
Class C	Actual expenses/actual returns	1,000.00	1,100.70	10.64	2.01%
	Hypothetical example for comparison purposes	1,000.00	1,015.10	10.21	2.01%
Class I	Actual expenses/actual returns	1,000.00	1,106.60	5.31	1.00%
	Hypothetical example for comparison purposes	1,000.00	1,020.20	5.09	1.00%
Class R2	Actual expenses/actual returns	1,000.00	1,103.50	7.42	1.40%
	Hypothetical example for comparison purposes	1,000.00	1,018.10	7.12	1.40%
Class R4	Actual expenses/actual returns	1,000.00	1,105.10	6.15	1.16%
	Hypothetical example for comparison purposes	1,000.00	1,019.40	5.90	1.16%
Class R6	Actual expenses/actual returns	1,000.00	1,106.60	4.78	0.90%
	Hypothetical example for comparison purposes	1,000.00	1,020.70	4.58	0.90%
Class NAV	Actual expenses/actual returns	1,000.00	1,105.90	4.78	0.90%
	Hypothetical example for comparison purposes	1,000.00	1,020.70	4.58	0.90%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by184/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       11

Fund’s investments
AS OF 10-31-17
	Shares	Value
Common stocks 91.7%		$907,210,699
(Cost $807,230,455)
Australia 1.1%		10,681,235
BHP Billiton, Ltd.	325,332	6,698,194
Syrah Resources, Ltd. (A)	1,539,502	3,983,041
Austria 0.6%		5,855,439
Wienerberger AG	228,216	5,855,439
Belgium 1.2%		12,137,282
Ageas	123,296	5,979,248
Ontex Group NV	175,095	6,158,034
Bermuda 0.6%		5,873,530
Validus Holdings, Ltd.	112,779	5,873,530
Canada 0.8%		8,035,942
Husky Energy, Inc. (A)	620,046	8,035,942
China 0.8%		7,455,092
NetEase, Inc., ADR	26,444	7,455,092
Denmark 1.5%		15,033,238
Novo Nordisk A/S, B Shares	301,940	15,033,238
France 12.1%		120,067,587
Atos SE	103,222	16,031,999
AXA SA	508,377	15,347,082
Bollore SA	1,071,009	5,173,607
Capgemini SE	79,723	9,685,067
Elis SA	339,890	8,861,670
LISI	61,811	2,837,345
Sanofi	103,286	9,779,794
Sopra Steria Group	95,507	17,916,410
Teleperformance	39,482	5,766,112
TOTAL SA	273,040	15,218,729
Vinci SA (B)	137,274	13,449,772
Germany 8.7%		85,733,451
Allianz SE	40,609	9,480,528
AURELIUS Equity Opportunities SE & Company KGaA (B)	15,971	981,695
Bayer AG	50,683	6,592,785
E.ON SE	836,769	9,911,055
Fresenius SE & Company KGaA	74,701	6,253,685
Henkel AG & Company KGaA	39,229	4,947,686
Merck KGaA	73,991	7,938,707
Muenchener Rueckversicherungs-Gesellschaft AG	50,942	11,436,590
Norma Group SE	113,181	7,713,705
12	JOHN HANCOCK Disciplined Value International Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Germany (continued)
RIB Software SE (B)	223,710	$5,518,531
Siemens AG	104,144	14,958,484
Hong Kong 2.3%		22,766,634
CK Hutchison Holdings, Ltd.	402,412	5,111,320
NewOcean Energy Holdings, Ltd. (A)	4,728,000	1,206,621
WH Group, Ltd. (C)	16,231,500	16,448,693
India 0.4%		4,074,913
Videocon d2h, Ltd., ADR (A)	467,843	4,074,913
Indonesia 0.6%		6,289,896
Bank Rakyat Indonesia Persero Tbk PT	5,467,100	6,289,896
Ireland 2.4%		23,459,822
CRH PLC	340,382	12,797,808
Shire PLC	216,463	10,662,014
Italy 1.2%		12,215,444
Maire Tecnimont SpA (B)	1,336,776	7,495,517
Telecom Italia SpA (A)	5,454,794	4,719,927
Japan 21.8%		215,305,946
Aisin Seiki Company, Ltd.	131,000	6,786,118
Alps Electric Company, Ltd.	342,500	10,481,884
Amano Corp.	309,600	7,618,166
Asahi Group Holdings, Ltd.	195,500	8,926,210
Coca-Cola Bottlers Japan, Inc.	283,900	9,933,476
Ebara Corp.	341,000	12,271,523
Fuji Electric Company, Ltd.	2,259,000	16,366,727
Haseko Corp.	355,400	5,160,914
Inpex Corp.	828,600	8,871,973
Kirin Holdings Company, Ltd.	240,200	5,765,729
Matsumotokiyoshi Holdings Company, Ltd.	133,400	9,593,202
Nippon Telegraph & Telephone Corp.	308,900	14,934,549
Nippon Television Holdings, Inc.	276,700	4,994,614
NSK, Ltd.	390,500	5,622,600
Sanwa Holdings Corp.	1,280,900	16,062,856
Seven & i Holdings Company, Ltd.	125,100	5,042,087
SUMCO Corp.	246,800	5,436,156
Sumitomo Electric Industries, Ltd.	416,600	7,092,752
Sumitomo Osaka Cement Company, Ltd.	1,318,000	6,036,114
Suzuki Motor Corp.	198,600	10,877,970
Tokio Marine Holdings, Inc.	275,000	11,854,485
Tokuyama Corp.	335,200	9,511,946
Yahoo Japan Corp.	1,520,600	6,798,385
Zenkoku Hosho Company, Ltd.	225,500	9,265,510
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value International Fund	13

	Shares	Value
Luxembourg 0.8%		$7,499,272
Ternium SA, ADR	241,834	7,499,272
Malta 0.0%		50,585
BGP Holdings PLC (A)(D)	2,714,128	50,585
Mexico 0.8%		8,161,669
Cemex SAB de CV, ADR (A)	1,006,371	8,161,669
Netherlands 2.0%		19,795,306
Royal Dutch Shell PLC, A Shares	628,826	19,795,306
South Korea 3.5%		34,989,916
BNK Financial Group, Inc.	526,520	4,671,657
LG Chem, Ltd.	36,322	13,096,134
LG Uplus Corp.	445,437	5,114,796
NAVER Corp.	2,615	2,086,678
Samsung Electronics Company, Ltd.	4,065	10,020,651
Switzerland 4.3%		42,230,671
LafargeHolcim, Ltd. (A)	230,949	13,040,509
Roche Holding AG	70,304	16,249,432
Swiss Re AG	137,506	12,940,730
Taiwan 0.9%		8,503,250
Hon Hai Precision Industry Company, Ltd.	2,287,700	8,503,250
United Kingdom 20.7%		205,315,607
Aviva PLC	1,871,152	12,552,482
BAE Systems PLC	623,854	4,914,308
Cairn Energy PLC (A)	1,260,100	3,538,588
Cineworld Group PLC	1,121,564	9,895,467
ConvaTec Group PLC (C)	1,958,563	5,095,817
Direct Line Insurance Group PLC	2,037,138	10,054,354
Equiniti Group PLC (C)	4,547,789	18,289,249
GlaxoSmithKline PLC	518,703	9,309,334
Ibstock PLC (C)	3,352,779	11,048,304
Imperial Brands PLC	169,101	6,894,509
Lloyds Banking Group PLC	15,454,448	14,008,383
Melrose Industries PLC	1,965,481	5,740,881
Micro Focus International PLC	232,710	8,173,824
Nomad Foods, Ltd. (A)	917,501	13,854,265
Persimmon PLC	130,526	4,857,601
RPC Group PLC	1,152,255	14,419,949
Tesco PLC	2,341,342	5,641,667
Victrex PLC	199,511	6,352,607
Vodafone Group PLC	5,812,527	16,625,794
WH Smith PLC	650,679	17,690,460
WPP PLC	359,618	6,357,764
14	JOHN HANCOCK Disciplined Value International Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
United States 2.6%		$25,678,972
Flex, Ltd. (A)	1,037,636	18,469,916

Trinseo SA	101,536	7,209,056
Preferred securities 2.7%		$26,934,762
(Cost $20,930,319)
Germany 1.1%		10,908,003
Volkswagen AG	59,573	10,908,003
South Korea 1.6%		16,026,759
Samsung Electronics Company, Ltd.	8,002	16,026,759

	Yield (%)	Shares	Value
Securities lending collateral 2.7%			$26,858,457
(Cost $26,859,189)
John Hancock Collateral Trust (E)	1.1946(F)	2,684,342	26,858,457
Short-term investments 4.9%			$48,193,985
(Cost $48,193,985)
Money market funds 4.9%			48,193,985
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.9569(F)	48,193,985	48,193,985

Total investments (Cost $903,213,948) 102.0%	$1,009,197,903
Other assets and liabilities, net (2.0%)	(19,783,687)
Total net assets 100.0%	$989,414,216

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 10-31-17.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	Security is valued using significant unobservable inputs.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(F)	The rate shown is the annualized seven-day yield as of 10-31-17.
At 10-31-17, the aggregate cost of investments for federal income tax purposes was $907,651,005. Net unrealized appreciation aggregated to $101,546,898, of which $116,385,202 related to gross unrealized appreciation and $14,838,304 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value International Fund	15

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-17

Assets
Unaffiliated investments, at value (Cost $876,354,759) including $25,582,711 of securities loaned	$982,339,446
Affiliated investments, at value (Cost $26,859,189)	26,858,457
Foreign currency, at value (Cost $129,263)	138,550
Receivable for investments sold	7,632,229
Receivable for fund shares sold	1,722,249
Dividends and interest receivable	4,471,071
Receivable for securities lending income	43,680
Receivable due from advisor	1,659
Other receivables and prepaid expenses	136,169
Total assets	1,023,343,510
Liabilities
Payable for investments purchased	4,337,685
Payable for fund shares repurchased	2,476,989
Payable upon return of securities loaned	26,861,076
Payable to affiliates
Accounting and legal services fees	17,729
Transfer agent fees	50,067
Distribution and service fees	3,972
Trustees' fees	3,322
Other liabilities and accrued expenses	178,454
Total liabilities	33,929,294
Net assets	$989,414,216
Net assets consist of
Paid-in capital	$1,127,661,234
Undistributed net investment income	7,404,930
Accumulated net realized gain (loss) on investments and foreign currency transactions	(251,646,058)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	105,994,110
Net assets	$989,414,216

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       16

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($129,313,270 ÷ 9,057,435 shares)[1]	$14.28
Class C ($18,263,910 ÷ 1,285,711 shares)[1]	$14.21
Class I ($356,584,592 ÷ 24,908,383 shares)	$14.32
Class R2 ($17,870,213 ÷ 1,250,262 shares)	$14.29
Class R4 ($267,129 ÷ 18,674 shares)	$14.30
Class R6 ($140,461,065 ÷ 9,807,722 shares)	$14.32
Class NAV ($326,654,037 ÷ 22,818,841 shares)	$14.32
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$15.03

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       17

STATEMENT OF OPERATIONS   For the year ended 10-31-17

Investment income
Dividends	$16,822,149
Non-cash dividends	883,260
Securities lending	387,525
Interest	206,450
Less foreign taxes withheld	(1,468,133)
Total investment income	16,831,251
Expenses
Investment management fees	6,139,023
Distribution and service fees	607,806
Accounting and legal services fees	144,374
Transfer agent fees	521,410
Trustees' fees	9,849
State registration fees	123,930
Printing and postage	29,726
Professional fees	66,929
Custodian fees	199,140
Other	23,673
Total expenses	7,865,860
Less expense reductions	(138,480)
Net expenses	7,727,380
Net investment income	9,103,871
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	42,294,197
Affiliated investments	(1,544)
Forward foreign currency contracts	(776)
42,291,877
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	104,267,026
Affiliated investments	(787)
104,266,239
Net realized and unrealized gain	146,558,116
Increase in net assets from operations	$155,661,987

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       18

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-17	Year ended 10-31-16
Increase (decrease) in net assets
From operations
Net investment income	$9,103,871	$7,813,020
Net realized gain (loss)	42,291,877	(19,958,540)
Change in net unrealized appreciation (depreciation)	104,266,239	13,054,203
Increase in net assets resulting from operations	155,661,987	908,683
Distributions to shareholders
From net investment income
Class A	(1,550,874)	(320,542)
Class C	(76,552)	(11,433)
Class I	(3,598,096)	(464,005)
Class R2	(104,060)	(3,902)
Class R4	(2,854)	(1,314)
Class R6	(1,060,305)	(984,149)
Class NAV	(1,860,385)	(1,229,774)
Total distributions	(8,253,126)	(3,015,119)
From fund share transactions	453,388,357	149,688,906
Total increase	600,797,218	147,582,470
Net assets
Beginning of year	388,616,998	241,034,528
End of year	$989,414,216	$388,616,998
Undistributed net investment income	$7,404,930	$7,378,741

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       19

Financial highlights

Class A Shares Period ended	10-31-17	10-31-16	10-31-15	[1]	8-31-15 [2]
Per share operating performance
Net asset value, beginning of period	$11.83	$12.04	$12.13		$13.10
Net investment income[3]	0.12	0.29 [4]	0.01		0.13
Net realized and unrealized gain (loss) on investments	2.47	(0.39)	(0.10)		(0.38)
Total from investment operations	2.59	(0.10)	(0.09)		(0.25)
Less distributions
From net investment income	(0.14)	(0.11)	—		(0.10)
From net realized gain	—	—	—		(0.62)
Total distributions	(0.14)	(0.11)	—		(0.72)
Net asset value, end of period	$14.28	$11.83	$12.04		$12.13
Total return (%)[5,6]	22.14	(0.86)	(0.74	) [7]	(1.75)
Ratios and supplemental data
Net assets, end of period (in millions)	$129	$36	$33		$27
Ratios (as a percentage of average net assets):
Expenses before reductions	1.36	1.53	1.66	[8]	1.81 [8]
Expenses including reductions	1.34	1.37	1.39	[8]	1.39 [8]
Net investment income	0.97	2.52 [4]	0.74	[8]	1.03 [8]
Portfolio turnover (%)	84 [10]	63	14		91 [9]

[1]	For the two-month period ended 10-31-15. The fund changed its fiscal year end from August 31 to October 31.
[2]	The inception date for Class A shares is 9-29-14.
[3]	Based on average daily shares outstanding.
[4]	Net investment income per share and ratio of net investment income to average net assets reflect a special dividend received by the fund which amounted to $0.14 and 1.17%, respectively.
[5]	Total returns would have been lower had certain expenses not been reduced during the period.
[6]	Does not reflect the effect of sales charges, if any.
[7]	Not annualized.
[8]	Annualized.
[9]	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.
[10]	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       20

Class C Shares Period ended	10-31-17	10-31-16	10-31-15	[1]	8-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$11.78	$11.98	$12.08		$13.10
Net investment income[3]	0.04	0.20 [4]	—	[5]	0.08
Net realized and unrealized gain (loss) on investments	2.45	(0.38)	(0.10)		(0.40)
Total from investment operations	2.49	(0.18)	(0.10)		(0.32)
Less distributions
From net investment income	(0.06)	(0.02)	—		(0.08)
From net realized gain	—	—	—		(0.62)
Total distributions	(0.06)	(0.02)	—		(0.70)
Net asset value, end of period	$14.21	$11.78	$11.98		$12.08
Total return (%)[6,7]	21.22	(1.42)	(0.83	) [8]	(2.33	) [8]
Ratios and supplemental data
Net assets, end of period (in millions)	$18	$7	$6		$6
Ratios (as a percentage of average net assets):
Expenses before reductions	2.06	2.23	2.36	[9]	2.64	[9]
Expenses including reductions	2.04	2.08	2.08	[9]	2.08	[9]
Net investment income	0.32	1.71 [4]	0.02	[9]	0.60	[9]
Portfolio turnover (%)	84 [11]	63	14		91	[10]

[1]	For the two-month period ended 10-31-15. The fund changed its fiscal year end from August 31 to October 31.
[2]	The inception date for Class C shares is 9-29-14.
[3]	Based on average daily shares outstanding.
[4]	Net investment income per share and ratio of net investment income to average net assets reflect a special dividend received by the fund which amounted to $0.14 and 1.17%, respectively.
[5]	Less than $0.005 per share.
[6]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[7]	Does not reflect the effect of sales charges, if any.
[8]	Not annualized.
[9]	Annualized.
[10]	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.
[11]	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       21

Class I Shares Period ended	10-31-17	10-31-16	10-31-15	[1]	8-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$11.87	$12.07	$12.16		$13.10
Net investment income[3]	0.18	0.25 [4]	0.02		0.19
Net realized and unrealized gain (loss) on investments	2.44	(0.30)	(0.11)		(0.40)
Total from investment operations	2.62	(0.05)	(0.09)		(0.21)
Less distributions
From net investment income	(0.17)	(0.15)	—		(0.11)
From net realized gain	—	—	—		(0.62)
Total distributions	(0.17)	(0.15)	—		(0.73)
Net asset value, end of period	$14.32	$11.87	$12.07		$12.16
Total return (%)[5]	22.45	(0.45)	(0.74	) [6]	(1.43	) [6]
Ratios and supplemental data
Net assets, end of period (in millions)	$357	$201	$36		$30
Ratios (as a percentage of average net assets):
Expenses before reductions	1.05	1.21	1.35	[7]	1.49	[7]
Expenses including reductions	1.03	1.08	1.07	[7]	1.08	[7]
Net investment income	1.38	2.13 [4]	1.00	[7]	1.64	[7]
Portfolio turnover (%)	84 [9]	63	14		91	[8]

[1]	For the two-month period ended 10-31-15. The fund changed its fiscal year end from August 31 to October 31.
[2]	The inception date for Class I shares is 9-29-14.
[3]	Based on average daily shares outstanding.
[4]	Net investment income per share and ratio of net investment income to average net assets reflect a special dividend received by the fund which amounted to $0.14 and 1.17%, respectively.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Annualized.
[8]	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.
[9]	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       22

Class R2 Shares Period ended	10-31-17	10-31-16	10-31-15	[1]	8-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$11.85	$12.05	$12.14		$13.10
Net investment income[3]	0.12	0.30 [4]	0.01		0.16
Net realized and unrealized gain (loss) on investments	2.45	(0.40)	(0.10)		(0.40)
Total from investment operations	2.57	(0.10)	(0.09)		(0.24)
Less distributions
From net investment income	(0.13)	(0.10)	—		(0.10)
From net realized gain	—	—	—		(0.62)
Total distributions	(0.13)	(0.10)	—		(0.72)
Net asset value, end of period	$14.29	$11.85	$12.05		$12.14
Total return (%)[5]	21.92	(0.87)	(0.74	) [6]	(1.68	) [6]
Ratios and supplemental data
Net assets, end of period (in millions)	$18	$8	—	[7]	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.43	1.61	1.61	[8]	4.32	[8]
Expenses including reductions	1.42	1.61	1.30	[8]	1.31	[8]
Net investment income	0.94	2.57 [4]	0.73	[8]	1.33	[8]
Portfolio turnover (%)	84 [10]	63	14		91	[9]

[1]	For the two-month period ended 10-31-15. The fund changed its fiscal year end from August 31 to October 31.
[2]	The inception date for Class R2 shares is 9-29-14.
[3]	Based on average daily shares outstanding.
[4]	Net investment income per share and ratio of net investment income to average net assets reflect a special dividend received by the fund which amounted to $0.14 and 1.17%, respectively.
[5]	Total returns would have been lower had certain expenses not been reduced during the period.
[6]	Not annualized.
[7]	Less than $500,000.
[8]	Annualized.
[9]	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.
[10]	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       23

Class R4 Shares Period ended	10-31-17		10-31-16	10-31-15	[1]	8-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$11.86		$12.06	$12.15		$13.10
Net investment income[3]	0.16		0.33 [4]	0.02		0.14
Net realized and unrealized gain (loss) on investments	2.45		(0.40)	(0.11)		(0.36)
Total from investment operations	2.61		(0.07)	(0.09)		(0.22)
Less distributions
From net investment income	(0.17)		(0.13)	—		(0.11)
From net realized gain	—		—	—		(0.62)
Total distributions	(0.17)		(0.13)	—		(0.73)
Net asset value, end of period	$14.30		$11.86	$12.06		$12.15
Total return (%)[5]	22.30		(0.57)	(0.74	) [6]	(1.53	) [6]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[7]	— [7]	—	[7]	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.26		1.37	1.51	[8]	5.28	[8]
Expenses including reductions	1.14		1.37	1.51	[8]	1.17	[8]
Net investment income	1.22		2.84 [4]	0.97	[8]	1.20	[8]
Portfolio turnover (%)	84	[10]	63	14		91	[9]

[1]	For the two-month period ended 10-31-15. The fund changed its fiscal year end from August 31 to October 31.
[2]	The inception date for Class R4 shares is 9-29-14.
[3]	Based on average daily shares outstanding.
[4]	Net investment income per share and ratio of net investment income to average net assets reflect a special dividend received by the fund which amounted to $0.14 and 1.17%, respectively.
[5]	Total returns would have been lower had certain expenses not been reduced during the period.
[6]	Not annualized.
[7]	Less than $500,000.
[8]	Annualized.
[9]	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.
[10]	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       24

Class R6 Shares Period ended	10-31-17	10-31-16	10-31-15	[1]	8-31-15 [2]	8-31-14 [3]	8-31-13 [3]
Per share operating performance
Net asset value, beginning of period	$11.87	$12.08	$12.16		$13.54	$12.88	$10.79
Net investment income[4]	0.18	0.34 [5]	0.02		0.27	0.27	0.20
Net realized and unrealized gain (loss) on investments	2.46	(0.39)	(0.10)		(0.91)	1.98	2.10
Total from investment operations	2.64	(0.05)	(0.08)		(0.64)	2.25	2.30
Less distributions
From net investment income	(0.19)	(0.16)	—		(0.12)	(0.20)	(0.13)
From net realized gain	—	—	—		(0.62)	(1.39)	(0.08)
Total distributions	(0.19)	(0.16)	—		(0.74)	(1.59)	(0.21)
Net asset value, end of period	$14.32	$11.87	$12.08		$12.16	$13.54	$12.88
Total return (%)[6]	22.59	(0.41)	(0.66	) [7]	(4.56)	18.18	21.52
Ratios and supplemental data
Net assets, end of period (in millions)	$140	$46	$74		$73	$14	$11
Ratios (as a percentage of average net assets):
Expenses before reductions	0.95	1.12	1.24	[8]	1.38	2.84	3.18
Expenses including reductions	0.92	0.95	0.95	[8]	0.95	0.98	1.30
Net investment income	1.41	2.92 [5]	1.15	[8]	2.12	1.99	1.63
Portfolio turnover (%)	84 [9]	63	14		91	67	87

[1]	For the two-month period ended 10-31-15. The fund changed its fiscal year end from August 31 to October 31.
[2]	After the close of business on 9-26-14, holders of Institutional Class shares of the former Robeco Boston Partners International Equity Fund (the Predecessor fund) became owners of an equal number of full and fractional Class R6 shares of the John Hancock Disciplined Value International Fund. These shares were first offered on 9-29-14. Additionally, the accounting and performance history of the Institutional Class shares of the Predecessor fund was redesignated as that of John Hancock Disciplined Value International Fund Class R6.
[3]	Audited by previous independent registered public accounting firm.
[4]	Based on average daily shares outstanding.
[5]	Net investment income per share and ratio of net investment income to average net assets reflect a special dividend received by the fund which amounted to $0.14 and 1.17%, respectively.
[6]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[7]	Not annualized.
[8]	Annualized.
[9]	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       25

Class NAV Shares Period ended	10-31-17	10-31-16	10-31-15	[1]	8-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$11.87	$12.07	$12.16		$12.98
Net investment income[3]	0.17	0.34 [4]	0.02		0.11
Net realized and unrealized gain (loss) on investments	2.47	(0.38)	(0.11)		(0.93)
Total from investment operations	2.64	(0.04)	(0.09)		(0.82)
Less distributions
From net investment income	(0.19)	(0.16)	—		—
From net realized gain	—	—	—		—
Total distributions	(0.19)	(0.16)	—		—
Net asset value, end of period	$14.32	$11.87	$12.07		$12.16
Total return (%)[5]	22.50	(0.33)	(0.74	) [6]	(6.32	) [6]
Ratios and supplemental data
Net assets, end of period (in millions)	$327	$91	$92		$91
Ratios (as a percentage of average net assets):
Expenses before reductions	0.94	1.10	1.22	[7]	1.35	[7]
Expenses including reductions	0.92	0.95	0.95	[7]	0.95	[7]
Net investment income	1.34	2.90 [4]	1.15	[7]	2.29	[7]
Portfolio turnover (%)	84 [9]	63	14		91	[8]

[1]	For the two-month period ended 10-31-15. The fund changed its fiscal year end from August 31 to October 31.
[2]	The inception date for Class NAV shares is 4-13-15.
[3]	Based on average daily shares outstanding.
[4]	Net investment income per share and ratio of net investment income to average net assets reflect a special dividend received by the fund which amounted to $0.14 and 1.17%, respectively.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Annualized.
[8]	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.
[9]	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       26

Notes to financial statements

Note 1 — Organization

John Hancock Disciplined Value International Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital growth.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Foreign securities and currencies, are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       27

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of October 31, 2017, by major security category or type:

	Total value at 10-31-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Australia	$10,681,235	—	$10,681,235	—
Austria	5,855,439	—	5,855,439	—
Belgium	12,137,282	—	12,137,282	—
Bermuda	5,873,530	$5,873,530	—	—
Canada	8,035,942	8,035,942	—	—
China	7,455,092	7,455,092	—	—
Denmark	15,033,238	—	15,033,238	—
France	120,067,587	—	120,067,587	—
Germany	85,733,451	—	85,733,451	—
Hong Kong	22,766,634	—	22,766,634	—
India	4,074,913	4,074,913	—	—
Indonesia	6,289,896	—	6,289,896	—
Ireland	23,459,822	—	23,459,822	—
Italy	12,215,444	—	12,215,444	—
Japan	215,305,946	—	215,305,946	—
Luxembourg	7,499,272	7,499,272	—	—
Malta	50,585	—	—	$50,585
Mexico	8,161,669	8,161,669	—	—
Netherlands	19,795,306	—	19,795,306	—
South Korea	34,989,916	—	34,989,916	—
Switzerland	42,230,671	—	42,230,671	—
Taiwan	8,503,250	—	8,503,250	—
United Kingdom	205,315,607	13,854,265	191,461,342	—
United States	25,678,972	25,678,972	—	—
Preferred securities	26,934,762	—	26,934,762	—
Securities lending collateral	26,858,457	26,858,457	—	—
Short-term investments	48,193,985	48,193,985	—	—
Total investments in securities	$1,009,197,903	$155,686,097	$853,461,221	$50,585

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       28

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of October 31, 2017, the fund loaned securities valued at $25,582,711 and received $26,861,076 of cash collateral.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end are presented under the caption Due to custodian in the Statement of assets and liabilities.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       29

Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. For the year ended October 31, 2017, the fund had no borrowings under either line of credit. Commitment fees for the year ended October 31, 2017 were $5,289.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of October 31, 2017, the fund has a capital loss carryforward of $265,975,158 available to offset future net realized capital gains. The following table details the capital loss carryforward available as of October 31, 2017:

Capital loss carryforward expiring October 31	No expiration date
2018	Short term	Long term
$7,043,412	$132,784,073	$126,147,673

The utilization of the loss carryforwards, which were acquired in a merger, are limited to $2,581,971 for year ended October 31, 2017 and $2,610,689 each subsequent fiscal year due to IRC Section 382 Limitation. Any unused portion of this limitation will carryforward to the following fiscal year. As of October 31, 2017, the fund had capital loss carryforwards of $14,781,454 that expired unused. During the year ended October 31, 2017, the fund was able to utilize $25,291,765 of capital loss carryforwards.

As of October 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       30

The tax character of distributions for the years ended October 31, 2017 and 2016 was as follows:

	October 31, 2017	October 31, 2016
Ordinary income	$8,253,126	$3,015,119
Long-term capital gains	—	—
Total	$8,253,126	$3,015,119

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2017, the components of distributable earnings on a tax basis consisted of $9,745,772 of undistributed ordinary income and $16,425,315 of undistributed long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, investments in passive foreign investment companies, expiration of capital loss carryforwards and wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.825% of the first $500 million of the fund's aggregate net assets. (b) 0.800% of the next $1 billion of the fund's aggregate net assets and (c) 0.775% of the fund's aggregate net assets in excess of $1.5 billion. Prior to July 1, 2017, the fund had an investment management agreement with the Advisor under which the fund paid a daily management fee to the Advisor, equivalent on an annual basis, to the sum of: (a) 0.900% of the first $250 million of the fund's aggregate net assets and (b) 0.875% the fund's aggregate net assets in excess of $250 million. Aggregate net assets include the net assets of the fund and Global Disciplined Value (Ex - U.S.) Fund, a sub-fund of John Hancock Worldwide Investors, PLC. The Advisor has a subadvisory agreement with Boston Partners Global Investors, Inc., doing business as Boston Partners. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2017, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund, in an amount equal to the amount by which expenses of the fund exceed 0.88% of average net assets, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the

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ordinary course of the fund's business, class-specific expenses, acquired fund fees and expenses paid indirectly, borrowing costs, prime brokerage fees, and short dividend expense. This expense limitation expires on February 28, 2019, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time. Prior to July 1, 2017, the Advisor had contractually agreed to reduce its management fee or, if necessary, make payment to the fund, in an amount equal to the amount by which expenses of the fund exceeded 0.95%.

In addition, effective July 1, 2017 the Advisor has contractually agreed to waive and/or reimburse expenses for Class I and Class R6 shares of the fund to the extent they exceed 0.98% and 0.88% of the respective class's average net assets, on an annualized basis. This expense limitation excludes taxes, brokerage commissions, interest expense, acquired fund fees and expenses paid indirectly, short dividend expense, borrowing costs, prime brokerage fees, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business. The waiver expires on February 28, 2019, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.

Prior to July 1, 2017, the Advisor had contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceeded 0.00% of average net assets attributable to the class.

For the year ended October 31, 2017, these expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$20,133	Class R4	$36
Class C	2,726	Class R6	25,774
Class I	56,985	Class NAV	30,437
Class R2	2,170	Total	$138,261

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees incurred for the year ended October 31, 2017 were equivalent to a net annual effective rate of 0.84% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class C	1.00%	—	Class R4	0.25%	0.10%

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on February 28, 2018, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $219 for Class R4 shares for the year ended October 31, 2017.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $220,273 for the year ended October 31, 2017. Of this amount, $36,482 was retained and used for printing

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prospectuses, advertising, sales literature and other purposes, $178,748 was paid as sales commissions to broker-dealers and $5,043 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2017, CDSCs received by the Distributor amounted to $2,198 and $3,343 for Class A and Class C shares, respectively.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$376,220	$146,812
Class C	168,441	19,676
Class I	—	342,047
Class R2	62,473	1,782
Class R4	672	31
Class R6	—	11,062
Total	$607,806	$521,410

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income
Lender	$4,698,497	1	0.845%	$110

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Note 5 — Fund share transactions

Transactions in fund shares for the years ended October 31, 2017 and 2016 were as follows:

		Year ended 10-31-17		Year ended 10-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,439,350	$18,448,225	1,951,540	$22,704,904
Issued in reorganization (Note 8)	8,821,998	102,236,368	—	—
Distributions reinvested	131,787	1,533,998	21,919	260,400
Repurchased	(4,363,564)	(54,146,597)	(1,650,164)	(19,306,642)
Net increase	6,029,571	$68,071,994	323,295	$3,658,662
Class C shares
Sold	351,965	$4,437,753	293,135	$3,399,642
Issued in reorganization (Note 8)	726,082	8,372,961	—	—
Distributions reinvested	6,432	74,932	937	11,151
Repurchased	(426,521)	(5,400,443)	(182,760)	(2,107,632)
Net increase	657,958	$7,485,203	111,312	$1,303,161
Class I shares
Sold	14,631,946	$185,549,962	16,195,196	$192,288,580
Issued in reorganization (Note 8)	3,057,479	35,531,569	—	—
Distributions reinvested	298,142	3,470,382	32,008	380,261
Repurchased	(9,998,106)	(132,557,154)	(2,285,020)	(26,796,961)
Net increase	7,989,461	$91,994,759	13,942,184	$165,871,880
Class R2 shares
Sold	572,918	$7,445,875	690,812	$8,091,782
Issued in reorganization (Note 8)	144,921	1,681,431	—	—
Distributions reinvested	7,867	91,734	168	2,005
Repurchased	(121,391)	(1,543,825)	(83,587)	(955,542)
Net increase	604,315	$7,675,215	607,393	$7,138,245
Class R4 shares
Sold	3,893	$50,009	—	—
Issued in reorganization (Note 8)	8,183	95,074	—	—
Distributions reinvested	135	1,578	27	308
Repurchased	(1,171)	(14,469)	(2,658)	(30,489)
Net increase (decrease)	11,040	$132,192	(2,631)	($30,181)
Class R6 shares
Sold	5,117,099	$70,412,199	3,802,845	$43,753,933
Issued in reorganization (Note 8)	1,858,693	21,607,859	—	—
Distributions reinvested	91,036	1,058,751	5,722	67,972
Repurchased	(1,121,499)	(14,265,601)	(6,076,868)	(72,721,573)
Net increase (decrease)	5,945,329	$78,813,208	(2,268,301)	($28,899,668)
Class NAV shares
Sold	17,143,339	$226,126,444	940,286	$10,726,362
Distributions reinvested	159,964	1,860,385	103,604	1,229,774
Repurchased	(2,158,316)	(28,771,043)	(967,103)	(11,309,329)
Net increase	15,144,987	$199,215,786	76,787	$646,807
Total net increase	36,382,661	$453,388,357	12,790,039	$149,688,906

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Affiliates of the fund owned 41% and 68% of shares of Class R4 and Class NAV, respectively, on October 31, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $831,765,084 and $573,188,695, respectively, for the year ended October 31, 2017.

Note 7 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At October 31, 2017, funds within the John Hancock group of funds complex held 20.6% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
JHF II Multimanager Lifestyle Growth Portfolio	8.0%
JHF II Multimanager Lifestyle Balanced Portfolio	5.5%

Note 8 — Reorganization

On October 19, 2016, the shareholders of John Hancock Funds III International Core Fund (the Acquired Fund) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of the John Hancock Disciplined Value International Fund (the Acquiring Fund) with a value equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund with a value equal to the net assets transferred; (b) the liquidation of the Acquired Fund; and (c) the distribution to Acquired Fund's shareholders of such Acquiring Fund's shares. The reorganization was intended to consolidate the Acquired Fund with funds with similar objectives and achieve economies of scale. As a result of the reorganization, the Acquiring Fund is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Fund or its shareholders. Thus, the investments were transferred to the Acquiring Fund at the Acquired Fund's identified cost. All distributable amounts of net income and realized gains from the Acquired Fund were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Fund. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on November 4, 2016. The following outlines the reorganization:

Acquiring Fund	Acquired Fund	Net asset value of the Acquired Fund	Depreciation of the Acquired Fund's investment	Shares redeemed by the Acquired Fund	Shares issued by the Acquiring Fund	Acquiring Fund net assets prior to combination	Acquiring Fund total net assets after combination
Disciplined Value International Fund	International Core Fund	$169,525,262	($5,512,994)	6,309,456	14,617,356	$398,438,749	$567,964,011

Because the combined portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired Fund that have been included in the Acquiring Fund's Statement of operations at October 31, 2017. See Note 5 for capital shares issued in connection with the above referenced reorganizations.

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Disciplined Value International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Disciplined Value International Fund (the "Fund") as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, brokers, and transfer agent, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 19, 2017

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2017.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Income derived from foreign sources was $16,682,760. The fund intends to pass through foreign tax credits of $1,293,477.

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Boston Partners Global Investors, Inc. (the Subadvisor), for John Hancock Disciplined Value International Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 19-22, 2017 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 22-24, 2017.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 19-22, 2017, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be

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based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risk with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

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(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index since its inception and underperformed its benchmark index for the one-year period ended December 31, 2016. The Board also noted that the fund outperformed its peer group average since its inception and underperformed its peer group average for the one-year period ended December 31, 2016. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark index and the peer group since its inception. The Board concluded that the fund's performance has generally been in line with our outperformed the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       40

(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length;
(j)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       41

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

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In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally outperformed the historical performance of comparable funds and the fund's benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	223
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	223
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	223
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1994	223
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	223
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	223
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	223
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	223

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	1994	223
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	223
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	223

President and Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

James R. Boyle, Born: 1959	2015	223
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2012	223
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

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Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 38 other John Hancock funds consisting of 28 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       47

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Boston Partners Global Investors, Inc., doing business as Boston Partners

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       48

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Core

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Disciplined Value International Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF410661	455A 10/17 12/17

John Hancock

Emerging Markets Equity Fund

Annual report 10/31/17

A message to shareholders

Dear shareholder,

International equity markets have exhibited impressive strength in 2017, making a remarkable comeback following a multi-year period of underperformance relative to U.S. stocks. Most developed- and emerging-market indexes have outperformed this year, and some have recently climbed to all-time highs. Results have been almost equally impressive in the U.S. market, as evidenced by the highs set by the Dow Jones Industrial Average, the S&P 500 Index, and the NASDAQ Composite Index.

Corporate earnings and consumer spending have been rising across most of the globe, leading many economists to upgrade their forecasts of GDP growth across developed and emerging markets alike. This synchronized global growth has been a positive catalyst for investor sentiment and the appetite for risk, providing plenty of lift for equities.

While a majority of the asset managers in our network believe international stocks have the potential to extend their recent gains, investors have reason to be vigilant. Stocks rarely climb for extended periods without a few setbacks along the way, and valuations can at times become overextended when rising equity prices get ahead of earnings growth.

Maintaining a globally diversified portfolio of stocks, bonds, and alternatives, alongside a disciplined investment program, is one approach that has stood the test of time. As always, your best resource to prepare for any market condition is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable disappointments that can interrupt any market rise.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly into an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Emerging Markets Equity Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
15	Financial statements
18	Financial highlights
25	Notes to financial statements
33	Auditor's report
34	Tax information
35	Continuation of investment advisory and subadvisory agreements
41	Trustees and Officers
45	More information

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital growth.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/17 (%)

The MSCI Emerging Markets Index (gross of foreign withholding tax on dividends) is an unmanaged index designed to measure the performance of developing markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Strength in emerging markets

Against a backdrop of increasing profitability and a stronger-than-expected global economy, emerging-market stocks enjoyed strong results through the period.

Relative outperformance, especially in financials

The fund outperformed its benchmark, the MSCI Emerging Markets Index, due most notably to security selection in the financials sector.

Performance challenges

Stock selection in the consumer discretionary and materials sectors detracted from relative performance.

PORTFOLIO COMPOSITION AS OF 10/31/17 (%)

A note about risks

The stock prices of midsize and small companies can change more frequently and dramatically than those of large companies. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Investments in foreign securities listed and traded on a foreign stock exchange are subject to additional risks that may affect the performance of the fund. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Events in the U.S. and global financial markets have resulted, and may continue to result, in an unusually high degree of volatility. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       3

Discussion of fund performance

An interview with Portfolio Manager Kathryn Langridge, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Kathryn Langridge
Portfolio Manager
John Hancock Asset Management

What type of market environment did emerging-market stocks experience during the 12 months ended October 31, 2017, and how did the fund perform in this environment?

Emerging-market stocks delivered a strong showing for nearly the entire period, reflecting improving profitability leading to positive earnings revisions in a stronger-than-expected global economy. Against this backdrop, the fund's Class A shares gained 27.78% (excluding sales charges), outpacing the benchmark, the MSCI Emerging Markets Index, which returned 26.91% for the same timeframe. Security selection, most notably in the financials sector, was the primary driver of the fund's strong results in relative terms. Stock picking in industrials, healthcare, and utilities also added value. In contrast, security selection in consumer discretionary and materials detracted from relative performance.

In such a strong market environment for emerging-market stocks, what was your approach to managing the fund?

In all types of market conditions, we follow a consistent approach to managing the fund: We buy and sell stocks based on individual company fundamentals. We base investment decisions on our belief that well-run businesses in emerging markets can generate and sustain superior growth and returns. Ultimately, we are searching for high-return, best-in-class companies offering the potential for sustainable quality growth at a reasonable price.

Relative to the benchmark, which stocks were strong performance contributors?

As we mentioned, security selection in the financials sector was especially strong. Within this group, the fund's top relative contributor was Ping An Insurance Group Company of China, Ltd. Shares of this Chinese life insurer, the fund's third-largest holding as of period end, rose as investors expected the company to benefit from secular structural growth trends, with rising bond yields bolstering the company's investment returns.

Several other Chinese stocks made meaningful performance contributions, led by China Lodging Group, Ltd. and China Gas Holdings, Ltd. Both companies delivered consistently good financial results during the period, leading to strong stock price performance, which in turn caused us to eliminate the fund's position in China Lodging and reduce the fund's stake in China Gas, as both stocks achieved high valuations. China Lodging continued to benefit from the growing affluence of

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       4

"... security selection in the financials sector was especially strong."
the Chinese middle-class consumer, the strength of the company's management team, and the firm's improving profit margins. China Gas, a utility company, was well placed to participate in the Chinese government's wide-ranging renewable energy initiatives, which continue to be implemented.

Various information technology stocks also contributed to relative performance, led by the fund's large position in Korean electronics giant Samsung Electronics Company, Ltd. Samsung continued to perform well across its range of globally dominant businesses, including its successful semiconductor division, and further benefited from the recovering fortunes of its mobile phone business, following the problems the company experienced in summer 2016.

Other notable technology contributors included Vakrangee, Ltd., an Indian IT services management company that provides last-mile distribution to Amazon.com, Inc., and Taiwan Semiconductors Manufacturing Corp, a leading semiconductor foundry. Vakrangee benefited from strong revenue and earnings, along with the prospect of additional growth over the next few years. Meanwhile, Win Semiconductors, which we saw as undervalued coming into the period, has benefited from profitable growth trends in the communications industry. We closed this position before period end.

Which stocks detracted from the fund's relative performance?

The fund's performance was hampered by a position in Tata Motors, Ltd., an Indian automobile manufacturer that produced unexpectedly poor financial results during the period, mainly due to higher-than-expected costs as well as unfavorable effects of currency hedging. We chose to exit this position before the end of the period.

SECTOR COMPOSITION AS OF 10/31/17 (%)

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       5

Another notable relative detractor was Matahari Department Store Tbk PT, Indonesia's largest shopping mall operator. Despite evolving competitive pressures from e-commerce businesses, Matahari remained Indonesia's leading mid-end retailer. The company's poor recent stock price performance appears to have been affected by weakness in consumers' purchasing power, rather than increased competition from online retailers.

Additional detractors included Semiconductor Manufacturing International Corporation, China's rapidly growing leader in the semiconductor foundry business, and Chinese oil and gas producer CNOOC, Ltd., whose share price was hurt by declining energy prices for much of the reporting period. Both shares rebounded toward the end of the period, however, with CNOOC enjoying renewed improvement in energy pricing. Semiconductor Manufacturing was no longer in the portfolio at period end.

Where were you finding the greatest opportunities as of period end?

In general, at period end, we still saw a positive convergence of factors supporting emerging markets. These included the persistence of broadly accommodative financial conditions and robust export activity in the face of strong global growth, both of which we believe underpin a sustainable earnings recovery across emerging markets. Our focus on companies we believe are best positioned to deliver accelerating earnings is an important component of our investment style.

As of the end of the reporting period, we saw China as an underappreciated market able to benefit from the new economy, industrial restructuring, and capital reform. We also saw good potential in India, where corporate financial performance has been stabilizing following the government's significant but temporarily disruptive reforms. Economic and corporate recovery continues in Brazil, while in Argentina, economic reform is on the agenda following political change in the country, with falling inflation creating the opportunity for significant interest-rate cuts.

Meanwhile, in the technology sector, we were emphasizing opportunities to capitalize on the growing trends of e-commerce and cloud computing, while we saw NAND flash and the foundry

TOP 10 HOLDINGS AS OF 10/31/17 (%)

Samsung Electronics Company, Ltd.	5.4
Naspers, Ltd., N Shares	5.1
Ping An Insurance Group Company of China, Ltd., H Shares	4.8
Alibaba Group Holding, Ltd., ADR	4.2
Taiwan Semiconductor Manufacturing Company, Ltd., ADR	3.3
AIA Group, Ltd.	2.9
Sberbank of Russia PJSC, ADR	2.6
LG Household & Health Care, Ltd.	2.6
Baidu, Inc., ADR	2.5
Rio Tinto PLC	2.2
TOTAL	35.6
As a percentage of total investments.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       6

business as buoying the semiconductor industry. In financials, we were looking to capitalize on several themes, including industry consolidation; rising loan growth; improving asset quality; and structural growth in insurance, wealth management, and credit products in emerging markets.

In contrast, we saw few domestic opportunities in Taiwan and, in that market, were pursuing select technology hardware investments, while typically avoiding companies with a focus on commoditized products. In Korea, we saw modest signs of improvement in an environment of generally subpar capital allocation and tended to focus on technology leaders and selected consumer stocks. We viewed Malaysian stocks as less favorably valued compared to their peers in other markets and saw few positive catalysts for improved performance.

On a sector basis, telecommunication stocks face the headwind of challenging local regulatory environments, while in industrials, we believed that excess capacity was broadly continuing to undermine profitability in the sector.

MANAGED BY

Kathryn Langridge On the fund since inception Investing since 1985

TOP 10 COUNTRIES AS OF 10/31/17 (%)

China	22.4
South Korea	14.3
India	10.8
Brazil	8.9
Taiwan	7.3
South Africa	6.9
Russia	5.2
Hong Kong	4.9
Indonesia	3.5
Mexico	3.4
TOTAL	87.6
As a percentage of total investments.
Cash and cash equivalents are not included.

The views expressed in this report are exclusively those of Kathryn Langridge, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  OCTOBER 31, 2017

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception[1]	Since inception[1]
Class A	21.37	5.17	12.73
Class C	25.96	6.75	16.80
Class I2	28.15	7.74	19.41
Class R2[2]	27.94	7.58	18.98
Class R4[2]	28.04	7.68	19.23
Class R6[2]	28.33	7.88	19.75
Class NAV[2]	28.33	7.86	19.71
Index†	26.91	9.26	23.43

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class NAV
Gross (%)	1.59	2.29	1.27	1.68	1.53	1.18	1.16
Net (%)	1.51	2.21	1.26	1.61	1.36	1.18	1.16

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the MSCI Emerging Markets Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Emerging Markets Equity Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the MSCI Emerging Markets Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C3	6-16-15	11,680	11,680	12,343
Class I2	6-16-15	11,941	11,941	12,343
Class R2[2]	6-16-15	11,898	11,898	12,343
Class R4[2]	6-16-15	11,923	11,923	12,343
Class R6[2]	6-16-15	11,975	11,975	12,343
Class NAV[2]	6-16-15	11,971	11,971	12,343

The MSCI Emerging Markets Index (gross of foreign withholding tax on dividends) is an unmanaged index designed to measure the performance of developing markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 6-16-15.
2	For certain types of investors, as described in the fund's prospectuses.
3	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on May 1, 2017, with the same investment held until October 31, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on May 1, 2017, with the same investment held until October 31, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2017	Ending value on 10-31-2017	Expenses paid during period ended 10-31-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,183.80	$8.20	1.49%
	Hypothetical example for comparison purposes	1,000.00	1,017.70	7.58	1.49%
Class C	Actual expenses/actual returns	1,000.00	1,181.00	12.09	2.20%
	Hypothetical example for comparison purposes	1,000.00	1,014.10	11.17	2.20%
Class I	Actual expenses/actual returns	1,000.00	1,185.60	6.45	1.17%
	Hypothetical example for comparison purposes	1,000.00	1,019.30	5.95	1.17%
Class R2	Actual expenses/actual returns	1,000.00	1,186.00	7.27	1.32%
	Hypothetical example for comparison purposes	1,000.00	1,018.60	6.72	1.32%
Class R4	Actual expenses/actual returns	1,000.00	1,185.80	6.78	1.23%
	Hypothetical example for comparison purposes	1,000.00	1,019.00	6.26	1.23%
Class R6	Actual expenses/actual returns	1,000.00	1,187.80	5.90	1.07%
	Hypothetical example for comparison purposes	1,000.00	1,019.80	5.45	1.07%
Class NAV	Actual expenses/actual returns	1,000.00	1,187.80	5.85	1.06%
	Hypothetical example for comparison purposes	1,000.00	1,019.90	5.40	1.06%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       11

Fund’s investments
AS OF 10-31-17
	Shares	Value
Common stocks 93.5%		$1,009,747,081
(Cost $782,157,441)
Argentina 2.6%		28,229,634
Banco Macro SA, ADR	110,072	13,860,266
YPF SA, ADR	585,072	14,369,368
Brazil 7.4%		80,049,527
Ambev SA, ADR	1,965,963	12,444,546
B3 SA - Brasil Bolsa Balcao	1,774,100	12,961,511
Klabin SA	2,676,400	15,462,954
Kroton Educacional SA	2,817,300	15,493,298
Odontoprev SA	2,131,100	10,253,879
Vale SA, ADR	1,372,149	13,433,339
China 22.6%		244,048,018
3SBio, Inc. (A)(B)	8,745,500	15,663,862
Alibaba Group Holding, Ltd., ADR (B)	249,043	46,045,560
Anhui Conch Cement Company, Ltd., H Shares	3,593,000	15,391,311
Baidu, Inc., ADR (B)	109,894	26,807,542
Bank of China, Ltd., H Shares	33,003,000	16,493,673
China Construction Bank Corp., H Shares	26,423,000	23,614,650
China Life Insurance Company, Ltd., H Shares	3,599,000	11,931,774
CNOOC, Ltd.	3,811,000	5,203,515
Ctrip.com International, Ltd., ADR (B)	160,147	7,669,440
Dali Foods Group Company, Ltd. (A)	14,887,500	11,530,826
Ping An Insurance Group Company of China, Ltd., H Shares	5,961,000	52,384,944
Wuxi Biologics Cayman, Inc. (A)(B)	1,995,000	11,310,921
Czech Republic 1.3%		13,614,472
Komercni Banka AS	316,643	13,614,472
Greece 0.4%		4,183,986
Alpha Bank AE (B)	2,098,366	4,183,986
Hong Kong 4.9%		53,238,683
AIA Group, Ltd.	4,246,400	31,998,659
China Gas Holdings, Ltd.	2,930,000	8,907,560
Hong Kong Exchanges & Clearing, Ltd.	442,591	12,332,464
India 10.9%		117,956,884
HDFC Bank, Ltd.	431,815	12,086,056
Housing Development Finance Corp., Ltd.	606,340	15,930,480
ICICI Bank, Ltd.	2,535,509	11,882,068
ICICI Bank, Ltd., ADR	924,358	8,457,876
ITC, Ltd.	3,753,786	15,420,993
Reliance Industries, Ltd.	1,612,196	23,518,824
UltraTech Cement, Ltd.	217,827	14,812,640
12	JOHN HANCOCK Emerging Markets Equity Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
India (continued)
Vakrangee, Ltd.	1,825,896	$15,847,947
Indonesia 3.6%		38,319,812
Astra International Tbk PT	22,476,700	13,258,258
Bank Rakyat Indonesia Persero Tbk PT	9,951,900	11,449,660
Matahari Department Store Tbk PT	7,036,600	4,460,203
Telekomunikasi Indonesia Persero Tbk PT	30,672,600	9,151,691
Macau 1.4%		15,634,257
Sands China, Ltd.	3,314,000	15,634,257
Mexico 3.5%		37,251,884
Cemex SAB de CV (B)	18,542,200	15,078,065
Fomento Economico Mexicano SAB de CV	842,000	7,334,877
Grupo Financiero Banorte SAB de CV, Series O	2,504,300	14,838,942
Peru 1.6%		17,779,571
Credicorp, Ltd.	84,891	17,779,571
Russia 5.2%		56,566,507
Magnit PJSC, GDR	287,072	8,124,363
Mail.Ru Group, Ltd., GDR (B)	264,030	8,578,758
Sberbank of Russia PJSC, ADR	1,993,890	28,592,383
Yandex NV, Class A (B)	333,166	11,271,003
South Africa 6.9%		74,977,306
Mondi PLC	504,623	12,203,870
Naspers, Ltd., N Shares	229,538	55,922,960
Shoprite Holdings, Ltd.	478,518	6,850,476
South Korea 9.0%		96,783,283
Hana Financial Group, Inc.	436,945	18,700,742
LG Household & Health Care, Ltd.	26,775	28,140,033
NAVER Corp.	28,171	22,516,291
Netmarble Games Corp. (A)(B)	71,680	11,143,032
Samsung Fire & Marine Insurance Company, Ltd.	37,418	9,130,447
SK Hynix, Inc.	97,009	7,152,738
Taiwan 7.4%		79,348,720
Advanced Semiconductor Engineering, Inc.	9,460,000	11,436,889
Delta Electronics, Inc.	2,277,000	10,956,146
Taiwan Semiconductor Manufacturing Company, Ltd.	2,631,000	21,269,802
Taiwan Semiconductor Manufacturing Company, Ltd., ADR	843,040	35,685,883
Thailand 1.1%		12,035,313
Kasikornbank PCL	1,753,400	12,035,313
United Kingdom 2.2%		23,808,587
Rio Tinto PLC	503,774	23,808,587
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Equity Fund	13

	Shares	Value
United States 1.5%		$15,920,637

Samsonite International SA	3,813,300	15,920,637
Preferred securities 7.1%		$76,315,074
(Cost $40,430,160)
Brazil 1.6%		17,237,158
Itau Unibanco Holding SA	1,340,973	17,237,158
South Korea 5.5%		59,077,916
Samsung Electronics Company, Ltd.	29,497	59,077,916

	Yield (%)	Shares	Value
Short-term investments 0.4%			$4,065,970
(Cost $4,065,970)
Money market funds 0.4%			4,065,970
JPMorgan U.S. Treasury Plus Money Market Fund, Institutional Class	0.9100(C)	4,065,970	4,065,970

Total investments (Cost $826,653,571) 101.0%	$1,090,128,125
Other assets and liabilities, net (1.0%)	(10,910,391)
Total net assets 100.0%	$1,079,217,734

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(B)	Non-income producing security.
(C)	The rate shown is the annualized seven-day yield as of 10-31-17.
At 10-31-17, the aggregate cost of investments for federal income tax purposes was $827,836,315. Net unrealized appreciation aggregated to $262,291,810, of which $278,269,173 related to gross unrealized appreciation and $15,977,363 related to gross unrealized depreciation.
14	JOHN HANCOCK Emerging Markets Equity Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-17

Assets
Investments, at value (Cost $826,653,571)	$1,090,128,125
Cash	100,001
Foreign currency, at value (Cost $143)	144
Receivable for fund shares sold	14,617
Dividends and interest receivable	300,413
Other receivables and prepaid expenses	81,184
Total assets	1,090,624,484
Liabilities
Foreign capital gains tax payable	1,840,407
Payable for investments purchased	5,890,177
Payable for fund shares repurchased	3,457,860
Payable to affiliates
Accounting and legal services fees	16,252
Transfer agent fees	280
Trustees' fees	631
Other liabilities and accrued expenses	201,143
Total liabilities	11,406,750
Net assets	$1,079,217,734
Net assets consist of
Paid-in capital	$800,595,685
Undistributed net investment income	6,843,293
Accumulated net realized gain (loss) on investments and foreign currency transactions	10,144,831
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	261,633,925
Net assets	$1,079,217,734

Net asset value per share
Based on net asset values and shares outstanding - The fund has an unlimited number of shares authorized with no par value
Class A ($2,653,765 ÷ 223,862 shares)[1]	$11.85
Class C ($285,665 ÷ 24,457 shares)[1]	$11.68
Class I ($152,049 ÷ 12,793 shares)	$11.89
Class R2 ($132,232 ÷ 11,148 shares)	$11.86
Class R4 ($125,703 ÷ 10,585 shares)	$11.88
Class R6 ($227,968 ÷ 19,174 shares)	$11.89
Class NAV ($1,075,640,352 ÷ 90,463,299 shares)	$11.89
Maximum offering price per share
Class A (net assets value per share ÷ 95%)[2]	$12.47

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       15

STATEMENT OF OPERATIONS  For the year ended 10-31-17

Investment income
Dividends	$18,957,070
Interest	72,864
Less foreign taxes withheld	(1,629,423)
Total investment income	17,400,511
Expenses
Investment management fees	9,414,533
Distribution and service fees	5,141
Accounting and legal services fees	220,321
Transfer agent fees	1,594
Trustees' fees	14,366
State registration fees	86,254
Printing and postage	27,257
Professional fees	80,169
Custodian fees	472,273
Other	44,484
Total expenses	10,366,392
Less expense reductions	(75,128)
Net expenses	10,291,264
Net investment income	7,109,247
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	31,233,730
31,233,730
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	208,708,588 [1]
208,708,588
Net realized and unrealized gain	239,942,318
Increase in net assets from operations	$247,051,565

[1]	Net of $534,402 increase in deferred foreign withholding taxes.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       16

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-17	Year ended 10-31-16

Increase (decrease) in net assets
From operations
Net investment income	$7,109,247	$4,689,401
Net realized gain (loss)	31,233,730	(15,204,964)
Change in net unrealized appreciation (depreciation)	208,708,588	59,075,123
Increase in net assets resulting from operations	247,051,565	48,559,560
Distributions to shareholders
From net investment income
Class A	(665)	—
Class I	(423)	(73)
Class R2	(277)	—
Class R4	(365)	(23)
Class R6	(512)	(107)
Class NAV	(4,825,297)	(438,179)
Total distributions	(4,827,539)	(438,382)
From fund share transactions	(22,677,865)	446,042,437
Total increase	219,546,161	494,163,615
Net assets
Beginning of year	859,671,573	365,507,958
End of year	$1,079,217,734	$859,671,573
Undistributed net investment income	$6,843,293	$4,626,169

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       17

Financial highlights

Class A Shares Period ended	10-31-17	10-31-16		10-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$9.29	$8.99		$10.00
Net investment income[2]	0.04	0.02		0.01
Net realized and unrealized gain (loss) on investments	2.53	0.28		(1.02)
Total from investment operations	2.57	0.30		(1.01)
Less distributions
From net investment income	(0.01)	—		—
Net asset value, end of period	$11.85	$9.29		$8.99
Total return (%)[3,4]	27.78	3.34		(10.10	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$3	—	[6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.51	1.58		1.64	[7]
Expenses including reductions	1.50	1.50		1.50	[7]
Net investment income	0.37	0.24		0.44	[7]
Portfolio turnover (%)	54	42		17

[1]	Period from 6-16-15 (commencement of operations) to 10-31-15.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       18

Class C Shares Period ended	10-31-17	10-31-16	10-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$9.20	$8.97	$10.00
Net investment loss[2]	(0.05)	(0.03)	(0.01)
Net realized and unrealized gain (loss) on investments	2.53	0.26	(1.02)
Total from investment operations	2.48	0.23	(1.03)
Net asset value, end of period	$11.68	$9.20	$8.97
Total return (%)[3,4]	26.96	2.56	(10.30	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	— [6]	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.21	2.28	2.35	[7]
Expenses including reductions	2.20	2.20	2.20	[7]
Net investment loss	(0.53)	(0.36)	(0.17	) [7]
Portfolio turnover (%)	54	42	17

[1]	Period from 6-16-15 (commencement of operations) to 10-31-15.
[2]	Based on average daily shares outstanding.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       19

Class I Shares Period ended	10-31-17		10-31-16		10-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$9.31		$9.00		$10.00
Net investment income[2]	0.07		0.05		0.03
Net realized and unrealized gain (loss) on investments	2.55		0.27		(1.03)
Total from investment operations	2.62		0.32		(1.00)
Less distributions
From net investment income	(0.04)		(0.01)		—
Net asset value, end of period	$11.89		$9.31		$9.00
Total return (%)[3]	28.15		3.53		(10.00	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[5]	—	[5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.20		1.26		1.33	[6]
Expenses including reductions	1.20		1.25		1.25	[6]
Net investment income	0.66		0.63		0.78	[6]
Portfolio turnover (%)	54		42		17

[1]	Period from 6-16-15 (commencement of operations) to 10-31-15.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       20

Class R2 Shares Period ended	10-31-17		10-31-16		10-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$9.30		$8.99		$10.00
Net investment income[2]	0.05		0.04		0.02
Net realized and unrealized gain (loss) on investments	2.54		0.27		(1.03)
Total from investment operations	2.59		0.31		(1.01)
Less distributions
From net investment income	(0.03)		—		—
Net asset value, end of period	$11.86		$9.30		$8.99
Total return (%)[3]	27.94		3.45		(10.10	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[5]	—	[5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.36		1.42		1.48	[6]
Expenses including reductions	1.35		1.41		1.48	[6]
Net investment income	0.47		0.44		0.56	[6]
Portfolio turnover (%)	54		42		17

[1]	Period from 6-16-15 (commencement of operations) to 10-31-15.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       21

Class R4 Shares Period ended	10-31-17		10-31-16		10-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$9.31		$8.99		$10.00
Net investment income[2]	0.06		0.05		0.02
Net realized and unrealized gain (loss) on investments	2.55		0.27		(1.03)
Total from investment operations	2.61		0.32		(1.01)
Less distributions
From net investment income	(0.04)		—	[3]	—
Net asset value, end of period	$11.88		$9.31		$8.99
Total return (%)[4]	28.04		3.59		(10.10	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]	—	[6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.36		1.42		1.48	[7]
Expenses including reductions	1.26		1.31		1.35	[7]
Net investment income	0.59		0.54		0.68	[7]
Portfolio turnover (%)	54		42		17

[1]	Period from 6-16-15 (commencement of operations) to 10-31-15.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       22

Class R6 Shares Period ended	10-31-17		10-31-16		10-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$9.32		$9.00		$10.00
Net investment income[2]	0.09		0.06		0.03
Net realized and unrealized gain (loss) on investments	2.53		0.27		(1.03)
Total from investment operations	2.62		0.33		(1.00)
Less distributions
From net investment income	(0.05)		(0.01)		—
Net asset value, end of period	$11.89		$9.32		$9.00
Total return (%)[3]	28.33		3.69		(10.00	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[5]	—	[5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.11		1.17		1.23	[6]
Expenses including reductions	1.10		1.14		1.21	[6]
Net investment income	0.88		0.71		0.82	[6]
Portfolio turnover (%)	54		42		17

[1]	Period from 6-16-15 (commencement of operations) to 10-31-15.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       23

Class NAV Shares Period ended	10-31-17	10-31-16	10-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$9.32	$9.00	$10.00
Net investment income[2]	0.08	0.07	0.02
Net realized and unrealized gain (loss) on investments	2.54	0.26	(1.02)
Total from investment operations	2.62	0.33	(1.00)
Less distributions
From net investment income	(0.05)	(0.01)	—
Net asset value, end of period	$11.89	$9.32	$9.00
Total return (%)[3]	28.33	3.65	(10.00	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$1,076	$859	$365
Ratios (as a percentage of average net assets):
Expenses before reductions	1.10	1.15	1.22	[5]
Expenses including reductions	1.09	1.14	1.21	[5]
Net investment income	0.75	0.77	0.61	[5]
Portfolio turnover (%)	54	42	17

[1]	Period from 6-16-15 (commencement of operations) to 10-31-15.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       24

Notes to financial statements

Note 1 — Organization

John Hancock Emerging Markets Equity Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital growth.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       25

securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of October 31, 2017, by major security category or type:

	Total value at 10-31-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Argentina	$28,229,634	$28,229,634	—	—
Brazil	80,049,527	80,049,527	—	—
China	244,048,018	80,522,542	$163,525,476	—
Czech Republic	13,614,472	—	13,614,472	—
Greece	4,183,986	—	4,183,986	—
Hong Kong	53,238,683	—	53,238,683	—
India	117,956,884	8,457,876	109,499,008	—
Indonesia	38,319,812	—	38,319,812	—
Macau	15,634,257	—	15,634,257	—
Mexico	37,251,884	37,251,884	—	—
Peru	17,779,571	17,779,571	—	—
Russia	56,566,507	39,863,386	16,703,121	—
South Africa	74,977,306	—	74,977,306	—
South Korea	96,783,283	—	96,783,283	—
Taiwan	79,348,720	35,685,883	43,662,837	—
Thailand	12,035,313	—	12,035,313	—
United Kingdom	23,808,587	—	23,808,587	—
United States	15,920,637	—	15,920,637	—
Preferred securities
Brazil	17,237,158	17,237,158	—	—
South Korea	59,077,916	—	59,077,916	—
Short-term investments	4,065,970	4,065,970	—	—
Total investments in securities	$1,090,128,125	$349,143,431	$740,984,694	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       26

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. Commitment fees for the year ended October 31, 2017 were $5,272.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       27

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended October 31, 2017 and 2016 was as follows:

	October 31, 2017	October 31, 2016
Ordinary income	$4,827,539	$438,382

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2017, the components of distributable earnings on a tax basis consisted of $6,843,293 of undistributed ordinary income and $11,327,575 of undistributed long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis, to the sum of: (a) 1.050% of the first $500 million of the fund's average daily net assets; (b) 1.000% of the next $500 million of the fund's average daily net assets; (c) 0.950% of the fund's average daily net assets, if aggregate net assets exceed $1 billion, but are less than or equal to $2 billion, the rate applies retroactively to all assets; and (d) 0.900% of the fund's average daily net assets, if the aggregate net assets exceed $2 billion, the rate applies retroactively to all assets. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2017, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive and/or reimburse expenses for Class A, Class C, Class I, Class R2 and Class R4 shares of the fund to the extent they exceed 1.50%, 2.20%, 1.25%, 1.60% and 1.35% of the respective class's average net assets, on an annualized basis. This expense limitation excludes taxes, portfolio brokerage commissions, interest expense,

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       28

acquired fund fees and expenses paid indirectly, short dividend expense, borrowing costs, prime brokerage fees, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business. The waiver expires on February 28, 2018, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.

Prior to March 1, 2017, the Advisor had contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceeded 0.00% of average net assets, on annualized basis.

For the year ended October 31, 2017, the expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$88	Class R4	$8
Class C	11	Class R6	17
Class I	10	Class NAV	74,882
Class R2	8	Total	$75,024

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2017 were equivalent to a net annual effective rate of 0.99% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2017, amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class C	1.00%	—	Class R4	0.25%	0.10%

The fund's Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares. The current waiver agreement expires on February 28, 2018, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $104 for Class R4 shares for the year ended October 31, 2017.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $3,515 for the year ended October 31, 2017. Of this amount, $572 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $2,943 was paid as sales commissions to broker-dealers.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in

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connection with the sale of these shares. During the year ended October 31, 2017, there were no CDSCs received by the Distributor for Class A and Class C shares.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$3,296	$1,257
Class C	1,328	154
Class I	—	131
Class R2	255	14
Class R4	262	15
Class R6	—	23
Total	$5,141	$1,594

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the years ended October 31, 2017 and 2016 were as follows:

		Year ended 10-31-17		Year ended 10-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	223,447	$2,359,031	37,446	$338,746
Distributions reinvested	59	513	—	—
Repurchased	(42,710)	(425,950)	(7,746)	(66,781)
Net increase	180,796	$1,933,594	29,700	$271,965
Class C shares
Sold	13,822	$154,033	639	$5,600
Repurchased	(4)	(45)	—	—
Net increase	13,818	$153,988	639	$5,600
Class I shares
Sold	2,793	$27,643	1,425	$12,570
Distributions reinvested	6	53	—	—
Repurchased	(1,431)	(14,112)	—	—
Net increase	1,368	$13,584	1,425	$12,570

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		Year ended 10-31-17		Year ended 10-31-16
	Shares	Amount	Shares	Amount
Class R2 shares
Sold	1,148	$13,002	—	—
Net increase	1,148	$13,002	—	—
Class R4 shares
Sold	589	$6,149	—	—
Repurchased	(4)	(46)	—	—
Net increase	585	$6,103	—	—
Class R6 shares
Sold	9,218	$86,971	—	—
Repurchased	(44)	(498)	—	—
Net increase	9,174	$86,473	—	—
Class NAV shares
Sold	13,443,243	$135,258,748	52,066,839	$450,621,022
Distributions reinvested	559,131	4,825,297	51,309	438,179
Repurchased	(15,656,652)	(164,968,654)	(568,909)	(5,306,899)
Net increase (decrease)	(1,654,278)	($24,884,609)	51,549,239	$445,752,302
Total net increase (decrease)	(1,447,389)	($22,677,865)	51,581,003	$446,042,437

Affiliates of the fund owned 41%, 78%, 90%, 94%, 100% and 100% of shares of Class C, Class I, Class R2, Class R4, Class R6 and Class NAV, respectively, on October 31, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $510,339,273 and $516,694,425, respectively, for the year ended October 31, 2017.

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Note 8 — Emerging-market risk

Foreign investing especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Funds that invest a significant portion of assets in the securities of issuers based in countries with emerging-market economies are subject to greater levels of foreign investment risk than funds investing primarily in more-developed foreign markets, since emerging-market securities may present other risks greater than, or in addition to, the risks of investing in developed foreign countries.

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Note 9 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At October 31, 2017, funds within the John Hancock group of funds complex held 99.7% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	30.8%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	19.1%
John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	15.6%
John Hancock Variable Insurance Trust Lifestyle Growth MVP	10.0%

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Emerging Markets Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Emerging Markets Equity Fund (the "Fund") as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 19, 2017

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2017.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Income derived from foreign sources was $18,957,070. The fund intends to pass through foreign tax credits of $1,614,936.

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Emerging Markets Equity Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 19-22, 2017 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 22-24, 2017.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 19-22, 2017, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June Meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       35

determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risk with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       36

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index and peer group average since its inception and for the one-year period ended December 31, 2016. The Board took into account management's discussion of the fund's performance, including the impact of recent market conditions on the fund's performance. The Board concluded that the fund's performance is being monitored or reasonably addressed, where appropriate.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are equal to the peer group median.

The Board also took into account management's discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
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(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;
(k)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
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(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

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The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	223
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	223
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	223
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1994	223
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	223
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       41

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	223
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	223
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	223

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	1994	223
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       42

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	223
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	223

President and Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

James R. Boyle, Born: 1959	2015	223
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2012	223
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       43

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 38 other John Hancock funds consisting of 28 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       44

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       45

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Core

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Emerging Markets Equity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF410662	456A 10/17 12/17

John Hancock

Global Focused Strategies Fund

Annual report 10/31/17

A message to shareholders

Dear shareholder,

International equity markets have exhibited impressive strength in 2017, making a remarkable comeback following a multi-year period of underperformance relative to U.S. stocks. Most developed- and emerging-market indexes have outperformed this year, and some have recently climbed to all-time highs. Results have been almost equally impressive in the U.S. market, as evidenced by the highs set by the Dow Jones Industrial Average, the S&P 500 Index, and the NASDAQ Composite Index.

Corporate earnings and consumer spending have been rising across most of the globe, leading many economists to upgrade their forecasts of GDP growth across developed and emerging markets alike. This synchronized global growth has been a positive catalyst for investor sentiment and the appetite for risk, providing plenty of lift for equities.

While a majority of the asset managers in our network believe international stocks have the potential to extend their recent gains, investors have reason to be vigilant. Stocks rarely climb for extended periods without a few setbacks along the way, and valuations can at times become overextended when rising equity prices get ahead of earnings growth.

Maintaining a globally diversified portfolio of stocks, bonds, and alternatives, alongside a disciplined investment program, is one approach that has stood the test of time. As always, your best resource to prepare for any market condition is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable disappointments that can interrupt any market rise.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly into an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Global Focused Strategies Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
27	Financial statements
31	Financial highlights
36	Notes to financial statements
49	Auditor's report
50	Tax information
51	Continuation of investment advisory and subadvisory agreements
57	Trustees and Officers
61	More information

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term total return.

TOTAL RETURNS AS OF 10/31/17 (%)

The Bank of America Merrill Lynch U.S. Dollar 6-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying LIBOR (London Interbank Offered Rate) to a stated maturity.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

The fund posted a gain

The fund generated a positive absolute return for the period, outpacing its cash benchmark, but trailing its average peer in Morningstar's multialternative fund category.

Equity allocations drove gains

European equity strategies were among the fund's top contributors, as were allocations to the Argentinian, Korean, and U.S. equity markets.

Short Korean won exposure had a negative impact

Two positions where the fund was short the Korean won hurt performance, as the won strengthened during the period.

PORTFOLIO ALLOCATION AS OF 10/31/17 (%)

Common stocks	25.3	Corporate bonds	5.7
Real estate	5.9	Financials	5.7
Financials	5.1	Purchased options	3.6
Consumer staples	5.1	Short-term investments and other	65.4
Utilities	3.1	U.S. Government	24.2
Telecommunication services	2.2	Certificate of deposit	14.7
Energy	1.5	Commercial paper	13.7
Information technology	1.1	Time deposits	7.9
Materials	0.6	Money market funds	2.3
Industrials	0.5	Other assets and liabilities, net	2.6
Consumer discretionary	0.2	TOTAL	100.0
As a percentage of net assets.

A note about risks

Absolute return funds are not designed to outperform stocks and bonds in strong markets. There is no guarantee of a positive return, of the fund achieving its objective, or that volatility-reducing strategies will be successful. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if an issuer is unable or unwilling to make principal or interest payments. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Currency transactions are affected by fluctuations in exchange rates. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       3

Discussion of fund performance

An interview with Portfolio Manager Neil J. Richardson, Standard Life Investments

Neil J. Richardson
Portfolio Manager
Standard Life Investments

How would you describe your investment philosophy and process in implementing the fund's mandate of seeking long-term total return?

Our investment process is designed to capitalize on the broader team's macro- and microeconomic research findings across an array of asset classes around the world, with an emphasis on multi-year views. We work closely with specialist colleagues in rigorously examining and reviewing any new strategy proposals as they arise, and we continually revisit and test the investment thesis behind each existing position in the fund.

The fund seeks long-term total return: Our goal is to build and maintain a collection of strategies that can work well together in a number of different market environments. The portfolio construction process blends asset allocation and risk management expertise to achieve what we view as a favorable combination of return-generation potential and resilience.

What was the global capital market and macroeconomic environment like during the 12 months ended October 31, 2017?

Global equities delivered positive performance for the period, despite rising geopolitical concerns stemming from the Korean peninsula and a series of hurricanes that devastated portions of the United States and neighboring islands. Improving economic news from around the world drove market prices, as corporate earnings growth continued on an upward trajectory.

U.S. equities continued to rise, as consumer confidence remained elevated and business investment improved. In response, the U.S. Federal Reserve indicated that it would begin to reduce the size of its balance sheet, which would likely result in higher interest rates and downward pressure on bond prices. Elsewhere, European and emerging-market equities fared better still, boosted by a relatively weaker U.S. dollar, improving economic growth, and recovering earnings.

In this environment, assets perceived as relatively safe havens struggled. Many global government bond markets, including that for U.S. Treasuries, saw their prices decline. The price of gold was down, too. Meanwhile, the Japanese yen weakened relative to many of its peers, as did the Swiss franc.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       4

How did the fund perform?

The fund's Class A shares were up 4.84%, excluding sales charges. By comparison, the fund's cash benchmark, the Bank of America Merrill Lynch U.S. Dollar 6-Month LIBOR Constant Maturity Index, was up 1.27%. The average peer in Morningstar's multialternative fund category returned 5.48%.

Of the fund's dozens of underlying strategies, which of them stood out as the most positive contributors to performance?

The fund employs a wide variety of derivatives instruments to help achieve its investment objective. Overall, the derivatives positions had a negative relative impact for this period with specific strategies discussed in more detail.

Two of the fund's allocations to European equities were top contributors. The European dividends strategy was an existing position, and we added a broader-market European equity strategy to the fund during the period. A modest recovery in the eurozone has enabled companies to begin rebuilding profit margins, generating higher returns on equity. Corporate earnings on the Continent have been improving following a widespread pickup in economic growth. European equity valuations remain cheap relative to the region's bond markets, and an increasing appetite for risk and yield have prompted investors to reappraise the prospects of stocks across Europe.

A pair of the fund's emerging-market equity strategies—those emphasizing Argentinian and Korean stocks specifically—were also top contributors. The Korean equity allocation was a new position for the period: A large proportion of sales from the South Korea's listed companies are derived from overseas. The country has benefited from the recovery in global growth, leading to increases in exports. While global growth improvements support the emerging-market asset class broadly, key segments, such as Asian technology, stand to benefit disproportionately, despite increasing geopolitical risks stemming from tensions with North Korea.

PORTFOLIO COMPOSITION AS OF 10/31/17 (%)

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       5

The fund's contingent capital bonds—fixed-income securities that convert into equity under certain prespecified conditions—and U.S. equity strategies also delivered positive returns. In our view, the U.S. economy is likely to continue growing, as fiscal reforms remain supportive. Meanwhile, an improving global macroeconomic environment also points to prospects of higher corporate profits, particularly for large multinational corporations and for certain banks issuing contingent capital bonds.

What about the positions that detracted from the fund's performance for the period?

The most significant detractor from performance was the fund's long Japanese yen versus Korean won currency strategy, a relatively defensive position designed to provide a degree of diversification, especially when investor sentiment turns negative. However, in this market environment, which generally favored riskier assets over safer assets, the strategy struggled. For similar reasons, the fund's long U.S. dollar versus Korean won strategy also declined; again, the long currency of the more developed economy trailed that of its less mature short counterpart for the period.

The fund's U.S. equity large-cap versus small-cap relative value strategy declined, as stocks of smaller companies outpaced their larger peers in this risk-on environment. Meanwhile, a duration strategy designed to benefit from falling interest rates in Sweden detracted from results, too, as government bond yields increased across developed-market economies.

A new emerging-markets income strategy also detracted from the fund's performance. In our view, investors have been overly pessimistic about the impact of tightening U.S. monetary policy on emerging-market currencies. Tightening U.S. monetary policy can take place in tandem with rising emerging-market currencies if conditions continue to improve in emerging economies as we expect.

COUNTRY COMPOSITION AS OF 10/31/17 (%)

United States	46.0
United Kingdom	9.8
France	7.1
Switzerland	5.9
Germany	4.3
Indonesia	3.3
Netherlands	3.0
Russia	2.8
Denmark	2.6
Argentina	2.3
Other countries	12.9
TOTAL	100.0
As a percentage of net assets.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       6

What are other examples of strategy changes you made in the fund during the period?

We introduced multiple equity strategies emphasizing bank exposure: European equity banks, U.S. equity banks, and U.S. equity banks versus consumer staples. We expect the European and U.S. banking industries will outperform certain other global market segments, as banks have considerably reduced the risk profiles of their business models in recent years. Therefore, the need for further recapitalization has been decreased, allowing banks to distribute excess capital to shareholders. Moreover, banks tend to be beneficiaries of rising interest rates, a trend we expect to continue in Europe and the United States.

How was the fund positioned at the close of the period?

Our central expectation is for modest, broad-based global growth, albeit with regional variations. Fiscal policy and the changing monetary policies of central banks will be important drivers of asset returns, especially as the pace of change in policies remains uncertain.

The United States has been moving to a tighter monetary environment, although the changes have been gradual so far. Improving data in Europe may reduce the European Central Bank's appetite for monetary easing. However, it will likely remain cautious in the near term given the elevated levels of uncertainty around the process of the United Kingdom's withdrawal from the European Union. Meanwhile, Japan is likely to remain on a loose monetary path. Geopolitical tensions remain elevated and, on many metrics, asset prices look expensive.

We aim to continue pursuing opportunities that these conditions present by implementing an array of strategies using a range of global asset classes and investment disciplines, including relative value positions with the potential to appreciate even in the absence of generally rising capital markets.

MANAGED BY

Neil J. Richardson On the fund since inception Investing since 1985
David Sol On the fund since inception Investing since 2003

The views expressed in this report are exclusively those of Neil J. Richardson, Standard Life Investments, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  OCTOBER 31, 2017

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception[1]	Since inception[1]
Class A	-0.36	-3.00	-4.62
Class C	3.07	-0.46	-0.72
Class I2	5.13	0.53	0.82
Class R6[2]	5.23	0.65	1.02
Class NAV[2]	5.23	0.65	1.02
Index 1†	1.27	1.09	1.70

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	2.92	3.67	2.65	2.56	2.54
Net (%)	2.00	2.75	1.73	1.62	1.62

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Bank of America Merrill Lynch U.S. Dollar 6-Month LIBOR Constant Maturity Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Global Focused Strategies Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Bank of America Merrill Lynch U.S. Dollar 6-Month LIBOR Constant Maturity Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C	4-13-16	9,928	9,928	10,170
Class I2	4-13-16	10,082	10,082	10,170
Class R6[2]	4-13-16	10,102	10,102	10,170
Class NAV[2]	4-13-16	10,102	10,102	10,170

The Bank of America Merrill Lynch U.S. Dollar 6-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying LIBOR (London Interbank Offered Rate) to a stated maturity.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 4-13-16
2	For certain types of investors, as described in the fund's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on May 1, 2017, with the same investment held until October 31, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on May 1, 2017, with the same investment held until October 31, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2017	Ending value on 10-31-2017	Expenses paid during period ended 10-31-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,028.90	$10.28	2.01%
	Hypothetical example for comparison purposes	1,000.00	1,015.10	10.21	2.01%
Class C	Actual expenses/actual returns	1,000.00	1,024.80	13.83	2.71%
	Hypothetical example for comparison purposes	1,000.00	1,011.50	13.74	2.71%
Class I	Actual expenses/actual returns	1,000.00	1,029.90	8.95	1.75%
	Hypothetical example for comparison purposes	1,000.00	1,016.40	8.89	1.75%
Class R6	Actual expenses/actual returns	1,000.00	1,029.80	8.34	1.63%
	Hypothetical example for comparison purposes	1,000.00	1,017.00	8.29	1.63%
Class NAV	Actual expenses/actual returns	1,000.00	1,029.80	8.34	1.63%
	Hypothetical example for comparison purposes	1,000.00	1,017.00	8.29	1.63%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       11

Fund’s investments
AS OF 10-31-17
	Shares	Value
Common stocks 25.3%		$12,035,446
(Cost $10,808,882)
Argentina 2.3%		1,114,623
Adecoagro SA (A)	4,401	44,714
Banco Macro SA, ADR	1,047	131,838
BBVA Banco Frances SA, ADR	4,924	108,525
Grupo Financiero Galicia SA, ADR	2,211	121,384
Grupo Supervielle SA, ADR	1,472	39,464
IRSA Inversiones y Representaciones SA, ADR (A)	1,501	43,709
MercadoLibre, Inc.	726	174,465
Pampa Energia SA, ADR (A)	980	66,473
Petrobras Argentina SA, ADR (A)	3,292	43,817
Telecom Argentina SA, ADR (A)	3,429	111,820
Transportadora de Gas del Sur SA (A)	1,741	36,944
YPF SA, ADR	7,796	191,470
Belgium 0.1%		38,154
Proximus SADP	1,149	38,154
Finland 0.2%		112,926
Elisa OYJ	1,133	45,623
Fortum OYJ	3,171	67,303
France 1.6%		745,499
Danone SA	3,437	280,910
Engie SA	8,505	143,752
Orange SA	12,765	209,699
Suez	2,289	40,256
Veolia Environnement SA	2,992	70,882
Germany 1.5%		687,219
Deutsche Telekom AG	12,154	220,076
E.ON SE	10,343	122,507
Freenet AG	1,106	37,038
Innogy SE (B)	906	42,134
RWE AG	2,272	57,127
Suedzucker AG	4,300	85,213
Symrise AG	1,580	123,124
Indonesia 3.3%		1,587,375
Adhi Karya Persero Tbk PT	464,900	75,056
Agung Podomoro Land Tbk PT	3,704,500	71,574
AKR Corporindo Tbk PT	145,300	79,833
Alam Sutera Realty Tbk PT	2,495,700	74,777
Bank Central Asia Tbk PT	66,000	101,669
Bank Mandiri Persero Tbk PT	183,800	95,466
12	JOHN HANCOCK Global Focused Strategies Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Indonesia (continued)
Bank Negara Indonesia Persero Tbk PT	185,000	$103,705
Bank Rakyat Indonesia Persero Tbk PT	85,200	98,023
Bank Tabungan Negara Persero Tbk PT	571,300	116,259
Bekasi Fajar Industrial Estate Tbk PT	3,565,300	74,732
Bumi Serpong Damai Tbk PT	532,800	67,624
Ciputra Development Tbk PT	640,803	57,179
Indofood Sukses Makmur Tbk PT	124,800	75,448
Intiland Development Tbk PT	1,806,400	51,706
Kawasan Industri Jababeka Tbk PT	3,318,831	74,391
Lippo Karawaci Tbk PT	1,149,500	58,492
Pakuwon Jati Tbk PT	1,436,900	66,729
Summarecon Agung Tbk PT	729,500	55,683
Surya Semesta Internusa Tbk PT	1,789,400	77,857
United Tractors Tbk PT	43,500	111,172
Ireland 0.5%		244,377
Glanbia PLC	4,830	93,421
Kerry Group PLC, Class A	1,499	150,956
Italy 0.9%		447,778
Enel SpA	39,153	242,814
Snam SpA	15,195	77,583
Telecom Italia SpA (A)	87,750	75,928
Terna Rete Elettrica Nazionale SpA	8,530	51,453
Luxembourg 0.1%		43,642
Globant SA (A)	1,157	43,642
Netherlands 0.9%		404,378
Altice NV, Class A (A)	2,966	55,935
Heineken NV	2,750	267,940
Koninklijke KPN NV	23,396	80,503
Norway 0.2%		107,345
Orkla ASA	10,959	107,345
Portugal 0.1%		55,062
EDP - Energias de Portugal SA	15,440	55,062
Russia 2.8%		1,341,861
Lenta, Ltd. (A)	20,479	129,219
LUKOIL PJSC, ADR	3,996	212,261
Magnit PJSC, GDR	5,174	146,428
Mail.Ru Group, Ltd., GDR (A)	3,977	129,219
RusHydro PJSC, ADR	100,572	137,784
Sberbank of Russia PJSC, ADR	14,936	214,182
VTB Bank PJSC, GDR	98,551	204,024
Yandex NV, Class A (A)	4,988	168,744
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Focused Strategies Fund	13

	Shares	Value
Spain 1.3%		$636,064
Enagas SA	1,569	45,193
Endesa SA	2,049	46,898
Gas Natural SDG SA	1,994	42,667
Iberdrola SA	27,761	224,337
Red Electrica Corp. SA	2,573	56,973
Telefonica SA	20,981	219,996
Switzerland 1.6%		755,464
Chocoladefabriken Lindt & Spruengli AG (Swiss Stock Exchange)	2	138,843
Givaudan SA	73	163,030
Nestle SA	5,391	453,591
United Kingdom 1.0%		456,178
Unilever NV	7,853	456,178
United States 6.8%		3,213,651
Alexandria Real Estate Equities, Inc.	1,588	196,848
American Tower Corp.	1,392	199,989
Bank of America Corp.	6,300	172,557
BB&T Corp.	1,008	49,634
Citigroup, Inc.	2,482	182,427
Comerica, Inc.	281	22,078
DCT Industrial Trust, Inc.	3,396	197,036
Douglas Emmett, Inc.	5,083	202,253
Empire State Realty Trust, Inc., Class A	9,470	189,874
Fifth Third Bancorp	1,183	34,189
GGP, Inc.	8,079	157,217
Hudson Pacific Properties, Inc.	5,961	201,601
Huntington Bancshares, Inc.	1,138	15,704
JPMorgan Chase & Co.	1,696	170,635
KeyCorp	1,650	30,113
M&T Bank Corp.	158	26,350
Mid-America Apartment Communities, Inc.	1,877	192,111
People's United Financial, Inc.	817	15,245
Prologis, Inc.	3,138	202,652
Regions Financial Corp.	2,145	33,205
Simon Property Group, Inc.	1,172	182,047
SL Green Realty Corp.	1,884	180,261
SunTrust Banks, Inc.	617	37,150
The PNC Financial Services Group, Inc.	533	72,909
U.S. Bancorp	1,345	73,141
Wells Fargo & Company	2,747	154,217
Zions Bancorporation	478	22,208
Uruguay 0.1%		43,850
Arcos Dorados Holdings, Inc., Class A (A)	4,385	43,850

14	JOHN HANCOCK Global Focused Strategies Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Corporate bonds 5.7%					$2,728,727
(Cost $2,482,877)
Belgium 0.7%					336,324
KBC Group NV (5.625% to 3-19-19, then 5 Year Euro Swap Rate + 4.759%) (C)	5.625	03-19-19	EUR	274,000	336,324
Denmark 0.4%					217,114
Danske Bank A/S (6.125% to 3-28-24, then 7 Year U.S. Swap Rate + 3.896%) (C)	6.125	03-28-24		200,000	217,114
France 1.4%					653,571
Credit Agricole SA (8.125% to 9-19-18, then 5 Year U.S. Swap Rate + 6.283%)	8.125	09-19-33		200,000	209,996
Societe Generale SA (6.750% to 4-7-21, then 5 Year Euro Swap Rate + 5.538%) (C)	6.750	04-07-21	EUR	174,000	231,820
Societe Generale SA (8.250% to 11-29-18, then 5 Year U.S. Swap Rate + 6.394%) (C)	8.250	11-29-18		200,000	211,755
Germany 0.5%					256,555
Aareal Bank AG (7.625% to 4-30-20, then 1 Year Euro Swap Rate + 7.180%) (C)	7.625	04-30-20	EUR	200,000	256,555
Italy 1.0%					487,098
Intesa Sanpaolo SpA (7.000% to 1-19-21, then 5 Year Euro Swap Rate + 6.884%) (C)	7.000	01-19-21	EUR	200,000	259,109
UniCredit SpA	6.950	10-31-22	EUR	157,000	227,989
Switzerland 1.2%					551,585
Credit Suisse Group AG (7.125% to 7-29-22, 5 Year U.S. Swap Rate + 5.108%) (C)	7.125	07-29-22		200,000	219,000
UBS AG (4.750% to 2-12-21, then 5 Year Euro Swap Rate + 3.400%)	4.750	02-12-26	EUR	100,000	129,883
UBS AG (4.750% to 5-22-18, then 5 Year U.S. Swap Rate + 3.765%)	4.750	05-22-23		200,000	202,702
United Kingdom 0.5%					226,480
The Royal Bank of Scotland Group PLC (8.625% to 8-15-21, then 5 Year U.S. Swap Rate + 7.598%) (C)	8.625	08-15-21		200,000	226,480

	Contracts/Notional amount	Value
Purchased options 3.6%		$1,719,200
(Cost $1,340,170)
Calls 2.5%		1,176,325
Over the Counter Option on 10 Year Interest Rate Swap. Receive a fixed rate of 2.740% and pay a floating rate based on 3-month LIBOR (Expiration Date: 10-12-27; Strike Rate: 2.740%; Counterparty: Morgan Stanley & Company, Inc.) (A)(D)	5,340,000	528,832
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Focused Strategies Fund	15

	Contracts/Notional amount	Value
Calls (continued)
Over the Counter Option on Euro STOXX Banks Index (Expiration Date: 12-18-17; Strike Price: EUR 128.53; Counterparty: Morgan Stanley & Company, Inc.) (A)(D)	4,000	$38,019
Over the Counter Option on Euro STOXX Banks Index (Expiration Date: 12-18-17; Strike Price: EUR 130.34; Counterparty: Morgan Stanley & Company, Inc.) (A)(D)	7,450	58,646
Over the Counter Option on KOSPI 200 Index (Expiration Date: 12-14-18; Strike Price: KRW 310.00; Counterparty: Societe Generale Paris) (A)(D)	12,754,015	381,694
Over the Counter Option on KOSPI 200 Index (Expiration Date: 12-14-18; Strike Price: KRW 330.00; Counterparty: Societe Generale Paris) (A)(D)	9,000,000	169,134
Puts 1.1%		542,875
Over the Counter Option on 10 Year Interest Rate Swap. Receive a floating rate based on 3-month LIBOR and pay a fixed rate of 2.740% (Expiration Date: 10-12-27; Strike Rate: 2.740%; Counterparty: Morgan Stanley & Company, Inc.) (A)(D)	5,340,000	542,875

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 62.8%				$29,832,055
(Cost $29,837,364)
Certificate of deposit 14.7%				6,986,958
Bank of Montreal	1.260	11-13-17	1,000,000	1,000,100
Barclays Bank PLC	1.320	11-15-17	1,000,000	999,482
Credit Suisse First Boston	1.548	04-27-18	1,000,000	992,443
Danske Bank A/S	1.310	11-21-17	1,000,000	1,000,040
ING Bank NV	1.400	02-20-18	1,000,000	999,907
Natixis SA	1.370	11-13-17	1,000,000	999,551
Standard Chartered PLC	1.430	02-21-18	1,000,000	995,435
Commercial paper 13.7%				6,494,222
Agence Centrale Organismes	1.365	11-03-17	1,000,000	999,890
Bank Nederlandse Gemeenten	1.229	11-06-17	1,000,000	999,793
Dekabank Deutsche Girozentrale	1.365	11-07-17	1,000,000	999,760
European Investment Bank	1.196	01-08-18	1,000,000	997,703
Nationwide Building Society	1.281	11-14-17	1,000,000	999,518
Nordea Bank AB	1.207	11-13-17	1,000,000	999,567
UBS Group AG	1.516	02-20-18	500,000	497,991
Time deposits 7.9%				3,777,011
BNP Paribas SA	1.170	11-01-17	1,268,898	1,268,898
KBC Bank NV	1.170	11-01-17	1,254,096	1,254,096
Societe Generale SA	1.000	11-01-17	1,254,017	1,254,017
U.S. Government 24.2%				11,487,349
U.S. Treasury Bill	0.970	11-24-17	2,500,000	2,498,455
U.S. Treasury Bill (E)	0.990	11-30-17	2,500,000	2,498,001
U.S. Treasury Bill (E)	0.995	12-07-17	4,500,000	4,495,584
U.S. Treasury Bill	1.067	01-18-18	2,000,000	1,995,309

16	JOHN HANCOCK Global Focused Strategies Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Yield (%)	Shares	Value
Money market funds 2.3%			1,086,515
Federated Government Obligations Fund, Institutional Class	0.9100(F)	1,086,515	1,086,515

Total investments (Cost $44,469,293) 97.4%	$46,315,428
Other assets and liabilities, net 2.6%	1,219,540
Total net assets 100.0%	$47,534,968

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
EUR	Euro
KRW	Korean Won
Security Abbreviations and Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
LIBOR	London Interbank Offered Rate
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(D)	For this type of option, notional amounts are equivalent to number of contracts.
(E)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(F)	The rate shown is the annualized seven-day yield as of 10-31-17.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Focused Strategies Fund	17

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
Euro STOXX 50 Index Dividend Futures	154	Long	Dec 2019	$2,044,113	$2,269,243	$225,130
Euro STOXX 50 Index Dividend Futures	125	Long	Dec 2020	1,611,860	1,817,165	205,305
Euro STOXX 50 Index Futures	59	Long	Dec 2017	2,389,466	2,524,310	134,844
Euro STOXX 600 Index Futures	64	Long	Dec 2017	1,406,132	1,471,624	65,492
FTSE 100 Index Futures	24	Long	Dec 2017	2,344,409	2,379,026	34,617
S&P MidCap 400 Index E-Mini Futures	16	Long	Dec 2017	2,756,679	2,934,240	177,561
Tokyo Price Index Futures	16	Long	Dec 2017	2,236,439	2,504,727	268,288
VSTOXX Futures	330	Long	Nov 2017	667,365	505,486	(161,879)
VSTOXX Futures	329	Long	Dec 2017	589,390	540,362	(49,028)
CBOE Volatility Index Futures	46	Short	Nov 2017	(658,060)	(518,650)	139,410
CBOE Volatility Index Futures	44	Short	Dec 2017	(583,373)	(535,700)	47,673
Euro BTP Futures	35	Short	Dec 2017	(5,531,230)	(5,691,047)	(159,817)
						$927,596
* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
ARS	2,904,200	USD	159,747	Citigroup	11/29/2017	$1,931	—
ARS	2,171,500	USD	118,467	Citigroup	1/17/2018	—	$(1,108)
AUD	133,000	USD	106,428	Deutsche Bank	11/22/2017	—	(4,659)
BRL	2,708,700	USD	841,290	HSBC	11/29/2017	—	(16,310)
BRL	7,430,400	USD	2,312,253	HSBC	12/7/2017	—	(51,404)
COP	989,200,000	USD	329,733	Deutsche Bank	11/29/2017	—	(5,418)
COP	847,150,000	USD	284,780	Deutsche Bank	1/17/2018	—	(8,280)
CZK	3,638,800	USD	164,686	Citigroup	11/29/2017	716	—
EUR	128,000	USD	153,650	BNP Paribas SA	11/22/2017	—	(4,385)
GBP	142,379	USD	188,529	JPMorgan Chase	1/12/2018	1,015	—
HUF	29,000,000	USD	113,324	Deutsche Bank	11/22/2017	—	(4,746)
HUF	121,385,000	USD	468,629	Citigroup	11/29/2017	—	(14,025)
IDR	15,393,500,000	USD	1,138,152	Merrill Lynch	11/29/2017	—	(5,729)
INR	26,340,000	USD	406,293	Merrill Lynch	11/29/2017	—	(1,123)
JPY	14,800,000	USD	132,571	Citigroup	11/22/2017	—	(2,296)
JPY	268,300,000	USD	2,471,797	BNP Paribas SA	12/14/2017	—	(107,231)
KRW	262,000,000	USD	231,693	HSBC	12/7/2017	2,203	—
MXN	12,264,500	USD	681,250	Citigroup	11/29/2017	—	(44,683)
MXN	3,976,000	USD	210,655	Citigroup	1/17/2018	—	(6,055)
MYR	1,414,350	USD	328,155	Citigroup	11/29/2017	5,518	—
PEN	493,600	USD	151,179	HSBC	11/29/2017	483	—
PEN	442,100	USD	134,852	HSBC	1/17/2018	650	—
RON	1,506,450	USD	385,577	Citigroup	11/29/2017	—	(4,435)
RUB	32,489,000	USD	536,166	JPMorgan Chase	11/29/2017	16,856	—
18	JOHN HANCOCK Global Focused Strategies Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
RUB	13,590,000	USD	232,985	HSBC	12/7/2017	—	$(2,018)
SEK	31,080,000	EUR	3,242,260	JPMorgan Chase	11/10/2017	—	(64,203)
THB	21,979,000	USD	660,427	Merrill Lynch	11/29/2017	$1,229	—
TRY	1,457,350	USD	401,458	Citigroup	11/29/2017	—	(20,328)
USD	104,186	AUD	133,000	Morgan Stanley & Company, Inc.	11/22/2017	2,417	—
USD	923,218	BRL	2,960,000	HSBC	12/7/2017	22,579	—
USD	761,320	CHF	734,926	JPMorgan Chase	11/22/2017	23,686	—
USD	106,300	EUR	90,000	BNP Paribas SA	11/22/2017	1,348	—
USD	5,289,045	EUR	4,478,942	Barclays Capital	11/22/2017	65,989	—
USD	120,272	EUR	100,000	Deutsche Bank	11/22/2017	3,658	—
USD	753,117	EUR	640,000	BNP Paribas SA	11/29/2017	6,502	—
USD	2,037,392	EUR	1,720,000	Deutsche Bank	1/17/2018	24,619	—
USD	2,388,996	GBP	1,852,000	Morgan Stanley & Company, Inc.	11/28/2017	—	(72,599)
USD	2,677,166	GBP	2,075,000	Morgan Stanley & Company, Inc.	11/29/2017	—	(80,910)
USD	132,164	GBP	100,000	BNP Paribas SA	1/12/2018	—	(963)
USD	275,293	GBP	207,903	JPMorgan Chase	1/12/2018	—	(1,482)
USD	1,622,989	IDR	21,964,000,000	HSBC	12/7/2017	8,437	—
USD	54,726	JPY	6,000,000	BNP Paribas SA	11/22/2017	1,912	—
USD	150,087	JPY	17,000,000	JPMorgan Chase	11/22/2017	446	—
USD	3,139,144	KRW	3,576,000,000	HSBC	12/7/2017	—	(53,262)
USD	118,402	NOK	940,937	Morgan Stanley & Company, Inc.	11/22/2017	3,148	—
USD	1,416,289	RUB	85,600,000	HSBC	12/7/2017	—	(38,512)
ZAR	9,868,500	USD	736,487	Merrill Lynch	11/29/2017	—	(41,987)
						$195,342	$(658,151)
WRITTEN OPTIONS
Options on index
Counterparty (OTC)/ Exchange- traded	Name of issuer		Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls
Deutsche Bank	S&P 500 Index	USD	2,575.00	Dec 2017	307	307	$6,693	$(6,693)
Goldman Sachs	OMX Stockholm 30 Index	SEK	1,670.00	Dec 2017	3,980	3,980	8,262	(8,262)
Societe Generale Paris	S&P/ASX 200 Index	AUD	5,909.00	Dec 2017	174	174	6,295	(6,295)
							$21,250	$(21,250)
Puts
Deutsche Bank	S&P 500 Index	USD	2,575.00	Dec 2017	307	307	$6,846	$(6,846)
Goldman Sachs	OMX Stockholm 30 Index	SEK	1,670.00	Dec 2017	3,980	3,980	10,257	(10,257)
Morgan Stanley & Company, Inc.	Euro STOXX Banks Price Index	EUR	128.53	Dec 2017	4,000	4,000	28,870	(5,565)
Morgan Stanley & Company, Inc.	Euro STOXX Banks Price Index	EUR	130.34	Dec 2017	7,450	7,450	53,425	(13,844)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Focused Strategies Fund	19

Options on index (continued)
Counterparty (OTC)/ Exchange- traded	Name of issuer		Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Societe Generale Paris	S&P/ASX 200 Index	AUD	5,909.00	Dec 2017	174	174	$10,309	$(10,309)
							$109,707	$(46,821)
							$130,957	$(68,071)
SWAPS
Interest rate swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	34,300,000	AUD	6 month AUD BBSW	Fixed 2.730%	Semi-Annual	Semi-Annual	Mar 2021	—	$143,785	$143,785
Centrally cleared	25,800,000	USD	3 month USD LIBOR	Fixed 2.105%	Semi-Annual	Quarterly	Apr 2021	—	(24,765)	(24,765)
Centrally cleared	4,570,000,000	HUF	Fixed 1.300%	6 month HUF BUBOR	Annual	Semi-Annual	Jul 2021	—	(141,961)	(141,961)
Centrally cleared	10,500,000	USD	Fixed 2.305%	3 month USD LIBOR	Semi-Annual	Quarterly	Apr 2024	—	4,386	4,386
Centrally cleared	736,000,000	JPY	6 month JPY LIBOR	Fixed 0.243%	Semi-Annual	Semi-Annual	Sep 2028	—	(73,216)	(73,216)
Centrally cleared	68,700,000	JPY	6 month JPY LIBOR	Fixed 0.300%	Semi-Annual	Semi-Annual	Dec 2028	—	(4,542)	(4,542)
Centrally cleared	539,000,000	JPY	6 month JPY LIBOR	Fixed 0.380%	Semi-Annual	Semi-Annual	May 2029	—	(16,721)	(16,721)
Centrally cleared	373,000,000	JPY	Fixed 0.548%	6 month JPY LIBOR	Semi-Annual	Semi-Annual	Sep 2038	—	159,175	159,175
Centrally cleared	37,300,000	JPY	Fixed 0.640%	6 month JPY LIBOR	Semi-Annual	Semi-Annual	Dec 2038	—	11,116	11,116
Centrally cleared	281,000,000	JPY	Fixed 0.758%	6 month JPY LIBOR	Semi-Annual	Semi-Annual	May 2039	—	43,869	43,869
Centrally cleared	1,550,000	EUR	Fixed 1.469%	6 month EURIBOR	Annual	Semi-Annual	Sep 2047	—	26,805	26,805
Centrally cleared	1,610,000	USD	Fixed 2.740%	3 month USD LIBOR	Semi-Annual	Quarterly	Oct 2047	—	4,230	4,230
								—	$132,161	$132,161

Credit default swaps - Buyer
Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount	Currency	USD notional amount	Pay fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	ITRAXX.ASIA.S28.V1 5Y	4,575,000	USD	$ 4,575,000	1.000%	Quarterly	Dec 2022	$ (46,072)	$ (13,978)	$ (60,050)
				$4,575,000				$(46,072)	$(13,978)	$(60,050)

Credit default swaps - Seller
Counterparty (OTC)/ Centrally cleared	Reference obligation	Implied credit spread	Notional amount	Currency	USD notional amount	Received fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	CDX.NA.IGS.29.V1	0.559%	6,847,000	USD	$ 6,847,000	1.000%	Quarterly	Dec 2022	$ 131,377	$ 34,787	$ 166,164
					$6,847,000				$131,377	$34,787	$166,164

20	JOHN HANCOCK Global Focused Strategies Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	TOPIX Index	3 month JPY LIBOR	Quarterly	JPY	265,011,465	Apr 2018	BNP Paribas SA	—	$(5,491)	$(5,491)
Pay	Kingfisher PLC	1 month GBP LIBOR - 0.25%	Monthly	GBP	32,982	Sep 2018	BNP Paribas SA	—	(1,357)	(1,357)
Pay	Marks & Spencer Group PLC	1 month GBP LIBOR - 0.25%	Monthly	GBP	86,454	Sep 2018	BNP Paribas SA	—	929	929
Pay	Tesco PLC	1 month GBP LIBOR - 0.25%	Monthly	GBP	52,084	Sep 2018	BNP Paribas SA	—	2,252	2,252
Pay	Campbell Soup Company	1 month USD LIBOR	Monthly	USD	159,543	Jun 2018	Goldman Sachs	—	(2,380)	(2,380)
Pay	Campbell Soup Company	1 month USD LIBOR	Monthly	USD	10,076	Jun 2018	Goldman Sachs	—	(150)	(150)
Pay	Conagra Brands, Inc.	1 month USD LIBOR	Monthly	USD	160,080	Jun 2018	Goldman Sachs	—	674	674
Pay	Conagra Brands, Inc.	1 month USD LIBOR	Monthly	USD	20,907	Jun 2018	Goldman Sachs	—	88	88
Pay	Flowers Foods, Inc.	1 month USD LIBOR	Monthly	USD	60,488	Jun 2018	Goldman Sachs	—	(224)	(224)
Pay	Flowers Foods, Inc.	1 month USD LIBOR	Monthly	USD	1,061	Jun 2018	Goldman Sachs	—	(4)	(4)
Pay	General Mills, Inc.	1 month USD LIBOR	Monthly	USD	300,239	Jun 2018	Goldman Sachs	—	(483)	(483)
Pay	General Mills, Inc.	1 month USD LIBOR	Monthly	USD	13,833	Jun 2018	Goldman Sachs	—	(22)	(22)
Pay	Hormel Foods Corp.	1 month USD LIBOR	Monthly	USD	172,667	Jun 2018	Goldman Sachs	—	1,130	1,130
Pay	Kellogg Company	1 month USD LIBOR	Monthly	USD	223,495	Jun 2018	Goldman Sachs	—	(2,123)	(2,123)
Pay	Kellogg Company	1 month USD LIBOR	Monthly	USD	16,035	Jun 2018	Goldman Sachs	—	(152)	(152)
Pay	McCormick & Company, Inc.	1 month USD LIBOR	Monthly	USD	136,899	Jun 2018	Goldman Sachs	—	(482)	(482)
Pay	McCormick & Company, Inc.	1 month USD LIBOR	Monthly	USD	12,689	Jun 2018	Goldman Sachs	—	(45)	(45)
Pay	Mondelez International, Inc.	1 month USD LIBOR	Monthly	USD	426,677	Jun 2018	Goldman Sachs	—	1,452	1,452
Pay	Mondelez International, Inc.	1 month USD LIBOR	Monthly	USD	6,440	Jun 2018	Goldman Sachs	—	22	22
Pay	Pilgrim's Pride Corp.	1 month USD LIBOR	Monthly	USD	93,445	Jun 2018	Goldman Sachs	—	(7,758)	(7,758)
Pay	The Hershey Company	1 month USD LIBOR	Monthly	USD	250,503	Jun 2018	Goldman Sachs	—	10,877	10,877
Pay	The Hershey Company	1 month USD LIBOR	Monthly	USD	14,866	Jun 2018	Goldman Sachs	—	646	646
Pay	The J.M. Smucker Company	1 month USD LIBOR	Monthly	USD	136,582	Jun 2018	Goldman Sachs	—	(46)	(46)
Pay	The J.M. Smucker Company	1 month USD LIBOR	Monthly	USD	5,086	Jun 2018	Goldman Sachs	—	(2)	(2)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Focused Strategies Fund	21

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	Debenhams PLC	1 month GBP LIBOR - 0.25%	Monthly	GBP	63,230	Sep 2018	Goldman Sachs	—	$5,809	$5,809
Pay	Debenhams PLC	1 month GBP LIBOR	Monthly	GBP	110,600	Apr 2018	HSBC Bank PLC	—	10,173	10,173
Pay	J. Sainsbury PLC	1 month GBP LIBOR	Monthly	GBP	124,854	Apr 2018	HSBC Bank PLC	—	2,575	2,575
Pay	Kingfisher PLC	1 month GBP LIBOR	Monthly	GBP	153,122	Apr 2018	HSBC Bank PLC	—	(2,482)	(2,482)
Pay	Marks & Spencer Group PLC	1 month GBP LIBOR	Monthly	GBP	113,438	Apr 2018	HSBC Bank PLC	—	2,724	2,724
Pay	Tesco PLC	1 month GBP LIBOR	Monthly	GBP	143,649	Apr 2018	HSBC Bank PLC	—	5,881	5,881
Pay	Wm Morrison Supermarkets PLC	1 month GBP LIBOR	Monthly	GBP	169,177	Apr 2018	HSBC Bank PLC	—	10,258	10,258
Pay	Card Factory PLC	1 month GBP LIBOR - 0.15%	Monthly	GBP	18,604	Jul 2018	HSBC Bank PLC	—	151	151
Pay	Card Factory PLC	1 month GBP LIBOR - 0.15%	Monthly	GBP	10,554	Jul 2018	HSBC Bank PLC	—	85	85
Pay	Card Factory PLC	1 month GBP LIBOR - 0.15%	Monthly	GBP	9,967	Jul 2018	HSBC Bank PLC	—	81	81
Pay	Card Factory PLC	1 month GBP LIBOR - 0.15%	Monthly	GBP	55,475	Jul 2018	HSBC Bank PLC	—	264	264
Pay	Halfords Group PLC	1 month GBP LIBOR - 0.15%	Monthly	GBP	32,632	Jul 2018	HSBC Bank PLC	—	840	840
Pay	Halfords Group PLC	1 month GBP LIBOR - 0.15%	Monthly	GBP	11,411	Jul 2018	HSBC Bank PLC	—	294	294
Pay	Halfords Group PLC	1 month GBP LIBOR - 0.15%	Monthly	GBP	12,486	Jul 2018	HSBC Bank PLC	—	321	321
Pay	Halfords Group PLC	1 month GBP LIBOR - 0.15%	Monthly	GBP	30,628	Jul 2018	HSBC Bank PLC	—	2,379	2,379
Pay	J. Sainsbury PLC	1 month GBP LIBOR - 0.25%	Monthly	GBP	34,517	Jul 2018	HSBC Bank PLC	—	(535)	(535)
Pay	Kingfisher PLC	1 month GBP LIBOR - 0.05%	Monthly	GBP	48,276	Jul 2018	HSBC Bank PLC	—	(3,847)	(3,847)
Pay	Marks & Spencer Group PLC	1 month GBP LIBOR - 0.05%	Monthly	GBP	35,240	Jul 2018	HSBC Bank PLC	—	1,110	1,110
Pay	N. Brown Group PLC	1 month GBP LIBOR - 0.25%	Monthly	GBP	100,195	Jul 2018	HSBC Bank PLC	—	20,264	20,264
Pay	Next PLC	1 month GBP LIBOR - 0.05%	Monthly	GBP	309,730	Jul 2018	HSBC Bank PLC	—	25,263	25,263
Pay	Tesco PLC	1 month GBP LIBOR - 0.05%	Monthly	GBP	54,129	Jul 2018	HSBC Bank PLC	—	1,649	1,649
Pay	Wm Morrison Supermarkets PLC	1 month GBP LIBOR - 0.25%	Monthly	GBP	25,466	Jul 2018	HSBC Bank PLC	—	1,664	1,664
Pay	Atresmedia Corp. de Medios de Comunicacion SA	1 month EURIBOR - 0.15%	Monthly	EUR	142,658	Jun 2018	Merrill Lynch International	—	1,238	1,238
22	JOHN HANCOCK Global Focused Strategies Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	Atresmedia Corp. de Medios de Comunicacion SA	1 month EURIBOR - 0.15%	Monthly	EUR	9,512	Jun 2018	Merrill Lynch International	—	$83	$83
Pay	ITV PLC	1 month GBP LIBOR - 0.15%	Monthly	GBP	15,648	Jun 2018	Merrill Lynch International	—	915	915
Pay	ITV PLC	1 month GBP LIBOR - 0.15%	Monthly	GBP	131,153	Jun 2018	Merrill Lynch International	—	7,673	7,673
Pay	Mediaset Espana Comunicacion SA	1 month EURIBOR - 0.15%	Monthly	EUR	20,898	Jun 2018	Merrill Lynch International	—	309	309
Pay	Mediaset Espana Comunicacion SA	1 month EURIBOR - 0.15%	Monthly	EUR	75,743	Jun 2018	Merrill Lynch International	—	1,120	1,120
Pay	Mediaset Espana Comunicacion SA	1 month EURIBOR - 0.15%	Monthly	EUR	55,724	Jun 2018	Merrill Lynch International	—	824	824
Pay	Mediaset SpA	1 month EURIBOR - 0.15%	Monthly	EUR	21,482	Jun 2018	Merrill Lynch International	—	(2,090)	(2,090)
Pay	Mediaset SpA	1 month EURIBOR - 0.15%	Monthly	EUR	33,721	Jun 2018	Merrill Lynch International	—	(3,281)	(3,281)
Pay	Mediaset SpA	1 month EURIBOR - 0.15%	Monthly	EUR	39,775	Jun 2018	Merrill Lynch International	—	(3,870)	(3,870)
Pay	Mediaset SpA	1 month EURIBOR - 0.15%	Monthly	EUR	49,877	Jun 2018	Merrill Lynch International	—	(4,853)	(4,853)
Pay	Metropole Television SA	1 month EURIBOR - 0.15%	Monthly	EUR	11,306	Jun 2018	Merrill Lynch International	—	31	31
Pay	Metropole Television SA	1 month EURIBOR - 0.15%	Monthly	EUR	24,344	Jun 2018	Merrill Lynch International	—	66	66
Pay	Metropole Television SA	1 month EURIBOR - 0.15%	Monthly	EUR	37,043	Jun 2018	Merrill Lynch International	—	101	101
Pay	Metropole Television SA	1 month EURIBOR - 0.15%	Monthly	EUR	12,759	Jun 2018	Merrill Lynch International	—	35	35
Pay	ProSiebenSat.1 Media SE	1 month EURIBOR - 0.15%	Monthly	EUR	136,036	Jun 2018	Merrill Lynch International	—	(6,624)	(6,624)
Pay	RTL Group SA	1 month EURIBOR - 0.15%	Monthly	EUR	55,301	Jun 2018	Merrill Lynch International	—	572	572
Pay	RTL Group SA	1 month EURIBOR - 0.15%	Monthly	EUR	15,588	Jun 2018	Merrill Lynch International	—	161	161
Pay	RTL Group SA	1 month EURIBOR - 0.15%	Monthly	EUR	30,206	Jun 2018	Merrill Lynch International	—	312	312
Pay	RTL Group SA	1 month EURIBOR - 0.15%	Monthly	EUR	70,760	Jun 2018	Merrill Lynch International	—	731	731
Pay	Television Francaise 1	1 month EURIBOR - 0.15%	Monthly	EUR	19,486	Jun 2018	Merrill Lynch International	—	544	544
Pay	Television Francaise 1	1 month EURIBOR - 0.15%	Monthly	EUR	31,400	Jun 2018	Merrill Lynch International	—	876	876
Pay	Television Francaise 1	1 month EURIBOR - 0.15%	Monthly	EUR	22,452	Jun 2018	Merrill Lynch International	—	626	626
Pay	Television Francaise 1	1 month EURIBOR - 0.15%	Monthly	EUR	17,171	Jun 2018	Merrill Lynch International	—	479	479
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Focused Strategies Fund	23

Total return swaps (continued)
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	Bovespa Index	3 month USD LIBOR + 0.35%	Quarterly	USD	1,432,403	Sep 2018	Morgan Stanley & Company, Inc.	—	$48,806	48,806
Pay	J. Sainsbury PLC	1 month GBP LIBOR - 0.20%	Monthly	GBP	59,799	Sep 2018	Societe Generale Paris	—	1,259	1,259
Pay	Wm Morrison Supermarkets PLC	1 month GBP LIBOR - 0.20%	Monthly	GBP	29,401	Sep 2018	Societe Generale Paris	—	1,346	1,346
								—	$129,661	$129,661
* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.
Inflation swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	USD notional amount	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Merrill Lynch International	2,460,000	USD	$2,460,000	USD - Non-Revised CPI	Fixed 2.145%	At Maturity	At Maturity	Mar 2022	—	$23,209	$23,209
Merrill Lynch International	508,000	USD	508,000	Fixed 2.305%	USD - Non-Revised CPI	At Maturity	At Maturity	Mar 2047	—	(16,823)	(16,823)
Merrill Lynch International	1,150,000	EUR	1,369,015	EUR - Ex Tobacco Non-Revised CPI	Fixed 1.833%	At Maturity	At Maturity	Aug 2047	—	(33,249)	(33,249)
Morgan Stanley & Company, Inc.	7,000,000	GBP	8,758,101	Fixed 3.665%	GBP - Non-Revised RPI	At Maturity	At Maturity	Feb 2020	—	(32,302)	(32,302)
Morgan Stanley & Company, Inc.	7,200,000	GBP	8,765,309	Fixed 3.660%	GBP - Non-Revised RPI	At Maturity	At Maturity	Mar 2020	—	(5,905)	(5,905)
Morgan Stanley & Company, Inc.	7,200,000	GBP	8,936,661	Fixed 3.630%	GBP - Non-Revised RPI	At Maturity	At Maturity	Apr 2020	—	(51,526)	(51,526)
Morgan Stanley & Company, Inc.	9,440,000	USD	9,440,000	USD - Non-Revised CPI	Fixed 1.490%	At Maturity	At Maturity	Sep 2021	—	(235,157)	(235,157)
Morgan Stanley & Company, Inc.	9,420,000	USD	9,420,000	USD - Non-Revised CPI	Fixed 2.010%	At Maturity	At Maturity	Nov 2021	—	(10,298)	(10,298)
Morgan Stanley & Company, Inc.	9,870,000	USD	9,870,000	USD - Non-Revised CPI	Fixed 1.968%	At Maturity	At Maturity	May 2022	—	(11,904)	(11,904)
Morgan Stanley & Company, Inc.	2,100,000	USD	2,100,000	USD - Non-Revised CPI	Fixed 2.028%	At Maturity	At Maturity	Oct 2022	—	(5,652)	(5,652)
Morgan Stanley & Company, Inc.	7,000,000	GBP	8,758,101	GBP - Non-Revised RPI	Fixed 3.605%	At Maturity	At Maturity	Feb 2023	—	92,555	92,555
Morgan Stanley & Company, Inc.	7,200,000	GBP	8,765,309	GBP - Non-Revised RPI	Fixed 3.560%	At Maturity	At Maturity	Mar 2023	—	38,069	38,069
Morgan Stanley & Company, Inc.	7,200,000	GBP	8,936,661	GBP - Non-Revised RPI	Fixed 3.565%	At Maturity	At Maturity	Apr 2023	—	99,530	99,530
Morgan Stanley & Company, Inc.	1,370,000	USD	1,370,000	Fixed 1.898%	USD - Non-Revised CPI	At Maturity	At Maturity	Sep 2046	—	113,762	113,762
24	JOHN HANCOCK Global Focused Strategies Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Inflation swaps (continued)
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	USD notional amount	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Morgan Stanley & Company, Inc.	1,590,000	USD	$1,590,000	Fixed 2.339%	USD - Non-Revised CPI	At Maturity	At Maturity	Nov 2046	—	$(64,756)	$(64,756)
Morgan Stanley & Company, Inc.	1,380,000	USD	1,380,000	Fixed 2.205%	USD - Non-Revised CPI	At Maturity	At Maturity	May 2047	—	(2,106)	(2,106)
			$92,427,157						—	$(102,553)	$(102,553)

Variance swaps
Counterparty (OTC)	Reference entity	Currency	Notional amount	USD notional amount	Pay/ receive volatility	Volatility strike rate	Payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Societe Generale Paris	Russell 2000 Index	USD	19,797	$ 19,797	Receive	24.300%	At Maturity	Dec 2018	—	$(108,407)	$(108,407)
Societe Generale Paris	S&P 500 Index	USD	19,797	19,797	Pay	18.800%	At Maturity	Dec 2018	—	86,135	86,135
				$39,594					—	$ (22,272)	$ (22,272)

Derivatives currency abbreviations
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CHF	Swiss Franc
COP	Colombian Peso
CZK	Czech Republic Koruna
EUR	Euro
GBP	Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PEN	Peruvian Nuevo Sol
RON	Romanian New Leu
RUB	Russian Ruble
SEK	Swedish Krona
THB	Thai Bhat
TRY	Turkish Lira
USD	U.S. Dollar
ZAR	South African Rand
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Focused Strategies Fund	25

Derivatives abbreviations
BBSW	Bank Bill Swap Rate
BUBOR	Budapest Interbank Offered Rate
CPI	Consumer Price Index
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate
RPI	Retail Price Index
At 10-31-17, the aggregate cost of investments for federal income tax purposes was $44,763,497. Net unrealized appreciation aggregated to $2,191,758, of which $3,112,566 related to gross unrealized appreciation and $920,808 related to gross unrealized depreciation.
OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.
26	JOHN HANCOCK Global Focused Strategies Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-17

Assets
Investments, at value (Cost $44,469,293)	$46,315,428
Foreign currency, at value (Cost $210,391)	209,693
Cash held at broker for futures contracts	271,561
Cash collateral for OTC derivative contracts	421,380
Receivable for investments sold	55,057
Unrealized appreciation on forward foreign currency contracts	195,342
Dividends and interest receivable	57,891
Swap contracts, at value	631,222
Receivable for futures variation margin	927,596
Receivable for centrally cleared swaps	12,680
Receivable due from advisor	2,948
Other receivables and prepaid expenses	25,750
Total assets	49,126,548
Liabilities
Payable for investments purchased	82,654
Unrealized depreciation on forward foreign currency contracts	658,151
Written options, at value (Premium received $130,957)	68,071
Swap contracts, at value	626,386
Payable to affiliates
Accounting and legal services fees	702
Transfer agent fees	31
Trustees' fees	150
Other liabilities and accrued expenses	155,435
Total liabilities	1,591,580
Net assets	$47,534,968
Net assets consist of
Paid-in capital	$45,084,705
Undistributed net investment income	324,884
Accumulated net realized gain (loss) on investments, futures contracts, options written, foreign currency transactions and swap agreements	(370,390)
Net unrealized appreciation (depreciation) on investments, futures contracts, options written, translation of assets and liabilities in foreign currencies and swap agreements	2,495,769
Net assets	$47,534,968

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       27

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding - The fund has an unlimited number of shares authorized with no par value
Class A ($122,180 ÷ 12,246 shares)[1]	$9.98
Class C ($99,192 ÷ 10,000 shares)[1]	$9.92
Class I ($99,992 ÷ 10,000 shares)	$10.00
Class R6 ($100,084 ÷ 10,000 shares)	$10.01
Class NAV ($47,113,520 ÷ 4,707,372 shares)	$10.01
Maximum offering price per share
Class A (net assets value per share ÷ 95%)[2]	$10.51

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       28

STATEMENT OF OPERATIONS   For the year ended 10-31-17

Investment income
Interest	$580,770
Dividends	318,897
Less foreign taxes withheld	(27,445)
Total investment income	872,222
Expenses
Investment management fees	740,487
Distribution and service fees	1,324
Accounting and legal services fees	11,204
Transfer agent fees	364
Trustees' fees	1,377
State registration fees	87,827
Printing and postage	28,311
Professional fees	204,831
Custodian fees	115,206
Other	15,425
Total expenses	1,206,356
Less expense reductions	(428,850)
Net expenses	777,506
Net investment income	94,716
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	(502,641)
Realized gain on investments not meeting investment restrictions	2,554
Futures contracts	1,634,131
Forward foreign currency contracts	144,065
Written options	(14,683)
Swap contracts	(1,520,756)
(257,330)
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	2,798,292
Futures contracts	503,777
Forward foreign currency contracts	(1,141,507)
Written options	198,960
Swap contracts	263,301
2,622,823
Net realized and unrealized gain	2,365,493
Increase in net assets from operations	$2,460,209

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       29

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-17	Period ended 10-31-16[1]
Increase (decrease) in net assets
From operations
Net investment income	$94,716	$125,976
Net realized loss	(257,330)	(1,982,246)
Change in net unrealized appreciation (depreciation)	2,622,823	(127,054)
Increase (decrease) in net assets resulting from operations	2,460,209	(1,983,324)
Distributions to shareholders
From net investment income
Class A	(640)	—
Class C	(82)	—
Class I	(785)	—
Class R6	(876)	—
Class NAV	(434,624)	—
Total distributions	(437,007)	—
From fund share transactions	(1,775,214)	49,270,304
Total increase	247,988	47,286,980
Net assets
Beginning of year	47,286,980	—
End of year	$47,534,968	$47,286,980
Undistributed net investment income	$324,884	$7,395

[1]	Period from 4-13-16 (commencement of operations) to 10-31-16.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       30

Financial highlights

Class A Shares Period ended	10-31-17	10-31-16	[1]
Per share operating performance
Net asset value, beginning of period	$9.58	$10.00
Net investment income (loss)[2]	(0.02)	0.01
Net realized and unrealized gain (loss) on investments	0.48	(0.43)
Total from investment operations	0.46	(0.42)
Less distributions
From net investment income	(0.06)	—
Net asset value, end of period	$9.98	$9.58
Total return (%)[3,4]	4.84	(4.20	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.89	2.92	[7]
Expenses including reductions	1.99	2.00	[7]
Net investment income (loss)	(0.17)	0.10	[7]
Portfolio turnover (%)	91	36

[1]	Period from 4-13-16 (commencement of operations) to 10-31-16.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       31

Class C Shares Period ended	10-31-17	10-31-16	[1]
Per share operating performance
Net asset value, beginning of period	$9.54	$10.00
Net investment loss[2]	(0.09)	(0.03)
Net realized and unrealized gain (loss) on investments	0.48	(0.43)
Total from investment operations	0.39	(0.46)
Less distributions
From net investment income	(0.01)	—
Net asset value, end of period	$9.92	$9.54
Total return (%)[3,4]	4.07	(4.60	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	3.64	3.67	[7]
Expenses including reductions	2.74	2.75	[7]
Net investment loss	(0.92)	(0.65	) [7]
Portfolio turnover (%)	91	36

[1]	Period from 4-13-16 (commencement of operations) to 10-31-16.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       32

Class I Shares Period ended	10-31-17		10-31-16	[1]
Per share operating performance
Net asset value, beginning of period	$9.59		$10.00
Net investment income[2]	0.01		0.02
Net realized and unrealized gain (loss) on investments	0.48		(0.43)
Total from investment operations	0.49		(0.41)
Less distributions
From net investment income	(0.08)		—
Net asset value, end of period	$10.00		$9.59
Total return (%)[3]	5.13		(4.10	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.63		2.65	[6]
Expenses including reductions	1.73		1.73	[6]
Net investment income	0.09		0.37	[6]
Portfolio turnover (%)	91		36

[1]	Period from 4-13-16 (commencement of operations) to 10-31-16.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       33

Class R6 Shares Period ended	10-31-17		10-31-16	[1]
Per share operating performance
Net asset value, beginning of period	$9.60		$10.00
Net investment income[2]	0.02		0.03
Net realized and unrealized gain (loss) on investments	0.48		(0.43)
Total from investment operations	0.50		(0.40)
Less distributions
From net investment income	(0.09)		—
Net asset value, end of period	$10.01		$9.60
Total return (%)[3]	5.23		(4.00	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.54		2.56	[6]
Expenses including reductions	1.62		1.62	[6]
Net investment income	0.19		0.48	[6]
Portfolio turnover (%)	91		36

[1]	Period from 4-13-16 (commencement of operations) to 10-31-16.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       34

Class NAV Shares Period ended	10-31-17	10-31-16	[1]
Per share operating performance
Net asset value, beginning of period	$9.60	$10.00
Net investment income[2]	0.02	0.03
Net realized and unrealized gain (loss) on investments	0.48	(0.43)
Total from investment operations	0.50	(0.40)
Less distributions
From net investment income	(0.09)	—
Net asset value, end of period	$10.01	$9.60
Total return (%)[3]	5.23	(4.00	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$47	$47
Ratios (as a percentage of average net assets):
Expenses before reductions	2.52	2.54	[5]
Expenses including reductions	1.62	1.62	[5]
Net investment income	0.20	0.48	[5]
Portfolio turnover (%)	91	36

[1]	Period from 4-13-16 (commencement of operations) to 10-31-16.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       35

Notes to financial statements

Note 1 — Organization

John Hancock Global Focused Strategies Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term total return.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option trades. Swaps and unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign index futures that trade in the electronic trading market subsequent to the close of regular trading and have sufficient liquidity will be valued at the last traded price in the electronic trading market as of 4:00 p.m. ET. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       36

established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of October 31, 2017, by major security category or type:

	Total value at 10-31-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks	$12,035,446	$4,936,476	$7,098,970	—
Corporate bonds	2,728,727	—	2,728,727	—
Purchased options	1,719,200	—	1,719,200	—
Short-term investments	29,832,055	1,086,515	28,745,540	—
Total investments in securities	$46,315,428	$6,022,991	$40,292,437	—
Derivatives:
Assets
Futures	$1,298,320	$1,030,032	$268,288	—
Forward foreign currency contracts	195,342	—	195,342	—
Swap contracts	1,190,752	—	1,190,752	—
Liabilities
Futures	(370,724)	(210,907)	(159,817)	—
Forward foreign currency contracts	(658,151)	—	(658,151)	—
Written options	(68,071)	—	(68,071)	—
Swap contracts	(947,641)	—	(947,641)	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. During the year ended October 31, 2017, the fund realized gains of $2,554 on the disposal of investments not meeting the fund's respective investment guidelines.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       37

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. For the year ended October 31, 2017, the fund had no borrowings under either line of credit. Commitment fees for the year ended October 31, 2017 were $2,948.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       38

The tax character of distributions for the year ended October 31, 2017 and the period ended October 31, 2016 was as follows:

	October 31, 2017	October 31, 2016
Ordinary income	$339,974	—
Long-term capital gains	97,033	—
Total	$437,007	—

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2017, the components of distributable earnings on a tax basis consisted of $294,350 of undistributed long-term capital gain.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to net operating losses, foreign currency transactions, characterization of distributions and derivative transactions.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts, certain options and certain swaps are typically traded through the OTC market. Certain forwards, options and swaps are regulated by the Commodity Futures Trading Commission. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures, certain options and centrally-cleared swaps are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

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Centrally-cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers' customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for exchange-traded or centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded and centrally-cleared transactions is detailed in the Statement of assets and liabilities as Cash held at broker for futures contracts and receivable for centrally cleared swaps, respectively. Securities pledged by the fund for exchange-traded and centrally-cleared transactions, if any, are identified in the Fund's investments.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended October 31, 2017, the fund used futures contracts to manage against anticipated changes in securities markets and interest rate changes, to gain exposure to certain securities markets and to foreign bond markets, maintain diversity of the fund and manage exposure to equity volatility. The fund held futures contracts with USD notional values ranging from $23.7 million to $66.0 million, as measured at each quarter end.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended October 31, 2017, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates, gain exposure to foreign currency and to maintain diversity of the fund. The fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $38.0 million to $60.3 million, as measured at each quarter end.

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and

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movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the Fund's investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently "marked-to-market" to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the year ended October 31, 2017, the fund used purchased options contracts to manage against anticipated changes in securities markets and interest rate changes, gain exposure to certain securities markets, manage duration of the fund and to maintain diversity of the fund. The fund held purchased options contracts with market values ranging up to $1.7 million, as measured at each quarter end.

During the year ended October 31, 2017, the fund wrote option contracts to gain exposure to foreign currency and to certain securities markets, to maintain diversity of the fund and to manage against anticipated changes in currency exchange rates and securities markets. The fund held wrote options contracts with market values ranging from $26,400 to $211,000, as measured at each quarter end.

Swaps. Swap agreements are agreements between the fund and counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Upfront payments made/received by the fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.

During the year ended October 31, 2017, the fund used interest rate swap contracts to manage duration of the fund, manage against anticipated interest rate changes, maintain diversity of the fund and gain exposure to the treasuries market. The fund held interest rate swaps with total USD notional amounts ranging from $28.4 million to $102.5 million, as measured at each quarter end.

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Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

Credit default swaps—Buyer

During the year ended October 31, 2017, the fund used CDS as a Buyer of protection to manage against potential credit events. The fund held credit default swap contracts with total USD notional amounts ranging from $4.6 million to $17.2 million, as measured at each quarter end.

Credit default swaps—Seller

Implied credit spreads are utilized in determining the market value of CDS agreements in which the fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity's creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.

For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's creditworthiness and a greater likelihood of a credit event occurring. This is also represented by a decrease in the average credit rating of the underlying index. The maximum potential amount of future payments (undiscounted) that a fund as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.

During the year ended October 31, 2017, the fund used CDS as a Seller of protection to take a long position in the exposure of the benchmark credit. The fund acted as Seller on credit default swap contracts with total USD notional amounts ranging from $6.8 million to $19.7 million, as measured at each quarter end.

Inflation Swaps. In an inflation swap, one party pays a fixed rate on a notional principal amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional principal amount. If the average inflation rate over the term of the swap is the same as the fixed rate of the swap, the two legs will have the same value and the swap will break even.

During the year ended October 31, 2017, the fund used inflation swaps to manage inflation duration of the fund, maintain diversity of the fund and manage against anticipated changes in inflation. The fund held inflation swaps with total USD notional amounts ranging from $10.8 million to $92.5 million, as measured at each quarter end.

Total Return Swaps. The fund may enter into total return swap contracts to obtain synthetic exposure to a specific reference asset or index without owning, taking physical custody of, or short selling the underlying assets. Total return swaps are commitments where one party pays a fixed or variable rate premium (the Buyer) in exchange for a market-linked return (the Seller). The Seller pays the total return of a specific reference asset or index and in return receives interest payments from the Buyer. To the extent the total return of the underlying asset or index exceeds or falls short of the offsetting interest rate obligation, the Buyer will receive or make a payment to the Seller. The fund may enter into total return swaps in which it may act as either the Buyer or the Seller. Total return swap contracts are subject to the risk associated with the investment in the underlying reference asset or index. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference asset or index.

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During the year ended October 31, 2017, the fund used total return swaps to manage against anticipated changes in securities, gain exposure to certain securities markets and maintain diversity of the fund. The fund held total return swaps with total USD notional amounts ranging from $6.7 million to $12.2 million, as measured at each quarter end.

Variance Swaps. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the price variance is less than the strike price. As a payer of the realized price variance, the fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

During the year ended October 31, 2017, the fund used variance swaps to maintain diversity of the fund and to manage against anticipated changes in securities markets. The fund held variance swaps with total USD notional amounts ranging from $39,600 to $78,600, as measured at each quarter end.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at October 31, 2017 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Equity	Receivable/payable for futures	Futures†	$1,298,320	($210,907)
Interest rate	Receivable/payable for futures	Futures†	—	(159,817)
Foreign currency	Unrealized appreciation / depreciation on forward foreign currency contracts	Forward foreign currency contracts	195,342	(658,151)
Equity	Investments, at value*	Purchased options	647,493	—
Interest rate	Investments, at value*	Purchased options	1,071,707	—
Equity	Written options, at value	Written options	—	(68,071)
Credit	Swap contracts, at value	Credit default swaps^	166,164	(60,050)
Equity	Swap contracts, at value	Variance swaps^	86,135	(108,407)
Equity	Swap contracts, at value	Total return swaps^	177,962	(48,301)
Interest rate	Swap contracts, at value	Interest rate swaps^	393,366	(261,205)
Interest rate	Swap contracts, at value	Inflation swaps^	367,125	(469,678)
			$4,403,614	($2,044,587)
† Reflects cumulative appreciation/depreciation on futures as disclosed in Fund's investments. Only the year end variation margin is separately disclosed on the Statement of assets and liabilities.
* Purchased options are included in Fund's investment.
^ Reflects cumulative value of swap contracts. Receivable for centrally cleared swaps, which includes value and margin, and swap contracts at value, which represents OTC swaps, are shown separately on the Statement of assets and liabilities. Margin on centrally cleared swaps at October 31, 2017 amounted to $225,595.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the

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applicable counterparty. The table below reflects certain fund's exposure to counterparties subject to an ISDA for OTC derivative transactions:

	Asset	Liability
Purchased options	$1,719,200	—
Forward foreign currency contracts	195,342	($658,151)
Written options	—	(68,071)
Inflation swaps	367,125	(469,678)
Total return swaps	177,962	(48,301)
Variance swaps	86,135	(108,407)
Totals	$2,545,764	($1,352,608)

Counterparty	Total market value of OTC derivatives	Collateral posted by counterparty	Collateral posted by fund	Net exposure
BNP Paribas SA	($106,484)	—	$106,484	—
Barclays Capital	65,989	—	—	$65,989
Citigroup	(84,765)	—	—	(84,765)
Deutsche Bank	(8,365)	—	—	(8,365)
Goldman Sachs	(11,692)	—	—	(11,692)
HSBC	(48,042)	—	—	(48,042)
JPMorgan Chase	(23,682)	—	—	(23,682)
Merrill Lynch	(78,495)	—	—	(78,495)
Morgan Stanley & Company, Inc.	974,135	$960,000	277,284	291,419
Societe Generale Paris	514,557	514,557	—	—
Totals	$1,193,156	$1,474,557	$383,768	$102,367

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2017:

Statement of operations location - net realized gain (loss) on:
Risk	Investments and foreign currency transactions [1]	Futures contracts	Forward foreign currency contracts	Written options	Swap contracts	Total
Credit	—	—	—	—	($96,243)	($96,243)
Equity	$24,861	$1,587,303	—	$111,359	(1,443,681)	279,842
Foreign currency	—	—	$144,065	(126,042)	—	18,023
Interest rate	—	46,828	—	—	19,168	65,996
Total	$24,861	$1,634,131	$144,065	($14,683)	($1,520,756)	$267,618
[1] Realized gain/loss associated with purchased options is included in this caption on the Statement of operations.

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The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2017:

Statement of operations location - change in net unrealized appreciation (depreciation) of:
Risk	Investments and translation of assets and liabilities in foreign currencies [1]	Futures contracts	Forward foreign currency contracts	Written options	Swap contracts	Total
Credit	—	—	—	—	$86,593	$86,593
Equity	$418,030	$744,616	—	$198,960	391,461	1,753,067
Foreign currency	—	—	($1,141,507)	—	—	(1,141,507)
Interest rate	34,679	(240,839)	—	—	(214,753)	(420,913)
Total	$452,709	$503,777	($1,141,507)	$198,960	$263,301	$277,240
[1] Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 1.550% of the first $500 million of the fund's average daily net assets; and (b) 1.500% of the fund's average daily net assets in excess of $500 million. The Advisor has a subadvisory agreement with Standard Life Investment (Corporate Funds) Limited. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2017, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 1.62% of average annual net assets. For purposes of this agreement, "expenses of the fund" means all fund-level operating expenses, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, class-specific expenses, acquired fund fees and expenses paid indirectly, borrowing costs, prime brokerage fees, and short dividend expense. This agreement expires on February 28, 2018, unless renewed by mutual agreement of the Advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares to the extent they exceed 0.00% of average annual net assets attributable to Class R6 shares. The waiver expires on February 28, 2018, unless

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renewed by mutual agreement of the Advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.

For the year ended October 31, 2017, the expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$938	Class R6	$908
Class C	953	Class NAV	425,175
Class I	876	Total	$428,850

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2017 were equivalent to a net annual effective rate of 0.65% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee
Class A	0.25%
Class C	1.00%

Sales charges. Class A shares may be subject to up-front sales charges. For the year ended October 31, 2017, no sales charges were assessed.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2017, there were no CDSCs received by the Distributor for Class A and Class C shares.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

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Class level expenses. Class level expenses for the year ended October 31, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$260	$121
Class C	1,064	125
Class I	—	104
Class R6	—	14
Total	$1,324	$364

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the year ended October 31, 2017 and period ended October 31, 2016 were as follows:

		Year ended 10-31-17		Period ended 10-31-16[1]
	Shares	Amount	Shares	Amount
Class A shares
Sold	3,011	$29,669	10,000	$100,000
Distributions reinvested	3	32	—	—
Repurchased	(768)	(7,486)	—	—
Net increase	2,246	$22,215	10,000	$100,000
Class C shares
Sold	1,778	$17,000	10,170	$101,650
Distributions reinvested	—	2	—	—
Repurchased	(1,948)	(19,155)	—	—
Net increase (decrease)	(170)	($2,153)	10,170	$101,650
Class I shares
Sold	—	—	10,000	$100,000
Net increase	—	—	10,000	$100,000
Class R6 shares
Sold	—	—	10,000	$100,000
Net increase	—	—	10,000	$100,000
Class NAV shares
Sold	272,284	$2,637,523	4,918,816	$49,174,964
Distributions reinvested	45,558	434,624	—	—
Repurchased	(497,740)	(4,867,423)	(31,546)	(306,310)
Net increase (decrease)	(179,898)	($1,795,276)	4,887,270	$48,868,654
Total net increase (decrease)	(177,822)	($1,775,214)	4,927,440	$49,270,304

1Period from 4-13-16 (commencement of operations) to 10-31-16.

Affiliates of the fund owned 82%, 100%, 100%, 100% and 100% of shares of Class A, Class C, Class I, Class R6 and Class NAV, respectively, on October 31, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

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Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $14,379,314 and $29,718,201, respectively, for the year ended October 31, 2017. Purchases and sales of U.S. Treasury obligations aggregated $7,087,835 and $7,166,061, respectively, for the year ended October 31, 2017.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At October 31, 2017, within the John Hancock group of funds complex, John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio had an affiliated ownership of 5%or more at 99.1% of the fund's net assets.

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Global Focused Strategies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Global Focused Strategies Fund (the "Fund") as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period April 13, 2016 (commencement of operations) through October 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 19, 2017

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2017.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $97,033 in capital gain dividends.

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Standard Life Investments (Corporate Funds) Limited (the Subadvisor), for John Hancock Global Focused Strategies Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 19-22, 2017 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 22-24, 2017.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 19-22, 2017 the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be

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based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risk with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

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(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index and peer group average since its inception on April 13, 2016. The Board took into account management's discussion of the fund's performance, including the relatively short performance history of the fund. The Board also noted management's explanation of the reason the fund underperformed its peer group. The Board concluded that the fund's performance is being monitored and reasonable addressed, where appropriate.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses for the fund are lower than the peer group median.

The Board took into account management's discussion with respect to the overall management fee, the fee of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
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(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length;
(j)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
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(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

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Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board also took into account the size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	223
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	223
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	223
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1994	223
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	223
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	223
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	223
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	223

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	1994	223
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	223
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	223

President and Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

James R. Boyle, Born: 1959	2015	223
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2012	223
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       59

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 38 other John Hancock funds consisting of 28 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       60

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, Inc.

Subadvisor

Standard Life Investments (Corporate Funds) Limited

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       61

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Core

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Global Focused Strategies Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF410669	462A 10/17 12/17

John Hancock

ESG All Cap Core Fund

Annual report 10/31/17
ESG

A message to shareholders

Dear shareholder,

Wherever stock investors look today, the markets seem to exhibit undiminished strength, as evidenced by the fact that the Dow Jones Industrial Average, the S&P 500 Index, and the NASDAQ Composite Index reached and then surpassed all-time highs several times during the period. Economic and corporate data has continued to underpin investor optimism. Corporate earnings have generally been solid, with a weaker dollar helping to boost results for U.S.-based multinationals.

While stock markets continue their rise, investors have reason to be vigilant. U.S. stocks haven't experienced a drop of 10% in more than 21 months, and 16 months have passed since the last 5% pullback. This degree of calm in a rising market is rare, and history suggests stormier market conditions could be brewing. As the bull market advances, many stocks are moving deeper into overvalued territory, suggesting that market leaders could be vulnerable to any setbacks.

Given the risks of overvaluation, investors would do well to consider their options for diversification. Maintaining a diversified portfolio of stocks, bonds, and alternatives, alongside a disciplined investment program, is one approach that has stood the test of time. As always, your best resource to prepare for any market condition is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable disappointments that can interrupt any market rise.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly into an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
ESG All Cap Core Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
19	Financial highlights
23	Notes to financial statements
29	Auditor's report
30	Tax information
31	Continuation of investment advisory and subadvisory agreements
37	Trustees and Officers
41	More information

ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/17 (%)

The S&P Composite 1500 Index combines three indices, the S&P 500, the S&P MidCap 400, and the S&P SmallCap 600 to cover approximately 90% of the U.S. market capitalization.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Stocks climbed higher

Equity markets made a strong advance during the annual period, fueled by rising investor optimism, improving economic data, and generally strong market fundamentals.

Fund performance lagged

The fund underperformed its benchmark, the S&P Composite 1500 Index.

Stock selection detracted from relative returns

Stock selection in the healthcare, information technology, and industrials sectors was the primary detractor from performance.

SECTOR COMPOSITION AS OF 10/31/17 (%)

A note about risks

Large company stocks could fall out of favor. The stock prices of midsize and small companies can change more frequently and dramatically than those of large companies. Foreign investing has additional risks, such as currency and market volatility and political and social instability. A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. The fund's environmental, social, and governance policy could cause it to perform differently than similar funds that do not have such a policy. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       3

Discussion of fund performance

An interview with Portfolio Manager Stephanie R. Leighton, CFA, Trillium Asset Management

Stephanie R. Leighton, CFA
Portfolio Manager
Trillium AssetManagement

Could you say a few words about your approach to ESG investing?

We seek to invest in well-managed companies with positive environmental, social, and governance (ESG) practices as well as attractive business fundamentals. We believe that companies incorporating ESG factors into their long-term strategic planning—and communicating that fact to investors—can provide a more complete picture of their prospective value. By extension, our practice of ESG investing offers a systematic approach to managing portfolio risk and identifying quality management teams with sustainable business practices.

How would you describe the market and economic backdrop during the 12-month period ended October 31, 2017? Could you say a few words about your approach to ESG investing?

U.S. stocks marched steadily higher for most of the period, repeatedly breaking records, while the U.S. economy grew stronger and corporate fundamentals continued to suggest a healthy backdrop for investors. Nevertheless, we remained watchful of both macroeconomic and political conditions. In the United States, we continued to be skeptical that the single-party government would be able to accomplish many of its priorities, as demonstrated by its repeated failure during the first year of President Trump's administration to roll back the Affordable Care Act. And yet, after giving up on healthcare, political and market expectations for meaningful tax reform rose in the final weeks of the period, as it seems the twin desires for tax cuts and a tangible political success may succeed where party discipline has failed.

While the market continued to creep higher thus far in the first year of the new administration in Washington, general investor optimism seemed tinged with nervousness, particularly from geopolitical drama in North Korea. Therefore, we are maintaining a generally neutral positioning, with most sector exposures close to the benchmark.

ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       4

"While the market continued to creep higher thus far in the first year of the new administration in Washington, general investor optimism seemed tinged with nervousness..."

The fund underperformed its benchmark, the S&P Composite 1500 Index, for the period. What factors were most responsible for this result?

Disappointing stock selection results across a range of sectors, including healthcare, information technology, and industrials, detracted from the fund's benchmark-relative return. Although modest underweights in consumer staples and telecommunication services helped the fund make gains versus the benchmark, this was not enough to offset the negative impact of stock selection and sector allocation in other areas.

What were some stocks or strategies that detracted from returns?

One large detractor for the period was the stock of F5 Networks, Inc. Core sales slowed in recent quarters for this applications delivery services company amid the proliferation of competition from other cloud-based software and services providers.

Other significant detractors for the period included Acuity Brands, Inc. and Newell Brands Inc. Industrial lighting company Acuity declined as a result of disappointing growth results. Consumer brands company Newell indicated that near-term earnings would be slower than analysts expected due to the impact of hurricanes raising prices for key raw materials, although we continue to see opportunities for the company to realize synergies from its acquisition of Jarden (not held in the fund) in 2016.

TOP 10 HOLDINGS AS OF 10/31/17 (%)

Alphabet, Inc., Class A	3.4
PayPal Holdings, Inc.	2.7
Bank of America Corp.	2.5
Cigna Corp.	2.4
Microsoft Corp.	2.3
Xylem, Inc.	2.1
Chubb, Ltd.	2.0
American Water Works Company, Inc.	1.9
The Home Depot, Inc.	1.9
The PNC Financial Services Group, Inc.	1.8
TOTAL	23.0
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       5

"We do not see an immediate catalyst for a market decline, but we believe we may see an extended period of uninspiring returns while corporate earnings growth catches up to expectations."

What were some of the stocks or strategies that contributed to relative results?

The fund's relative results benefited from our general avoidance of the food, beverage, and tobacco group, which in aggregate produced lackluster performance for the period. The fund's position in the stock of Unilever, NV also boosted results. This Dutch-British transnational consumer goods company rebuffed a hostile takeover bid by Kraft Heinz Co. (not held in the fund) early in 2017, after which Unilever's management set about conducting a strategic review of its businesses. This included planning a sizable share buyback program, instituting cost-cutting measures, and pursuing other strategies for raising margins. The stock trended upward for much of the period, although it endured a setback in October as the company experienced notable sales disruptions from natural disasters in Europe, the United States, and Mexico.

Another large contributor was payment company PayPal Holdings, Inc. The stock continued to perform well due to positive earnings revisions and lessening concerns about pricing pressure and PayPal's margins longer term.

Did you make any notable changes to the fund's positioning by period end?

In terms of sector weights, the portfolio does not currently reflect many large differences from the benchmark. During the period, the biggest underweight position was in the telecommunication services sector, followed by consumer staples. The portfolio's biggest overweight position was in consumer discretionary, followed by materials. All other sectors deviated less than a percentage point in weight from the benchmark by period end.

For a good portion of the period, we persisted in our trend of low, acquisition-driven turnover in the portfolio. In several trades in the closing three months of the period, we sought exposure to higher growth, long-term secular trends while being mindful of valuation and our price-based entry point. We sold Whole Foods Market, Inc., in advance of its acquisition by Amazon.com, Inc. (not held in the fund). In our view, consumer staples remained a challenging place to invest, driven by fear of Amazon crushing some stocks and rewarding others. Accordingly, we split the proceeds into two existing positions and slightly trimmed overall consumer staples exposure.

We do not see an immediate catalyst for a market decline, but we believe we may see an extended period of uninspiring returns while corporate earnings growth catches up to expectations. Leading

ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       6

economic indicators remained positive, portending continued growth, but we are concerned that growth may not be strong enough to justify much of the optimism we feel is priced into stocks. At the same time, valuations for typically defensive sectors such as utilities remained persistently elevated, which we believe demonstrates some of the uncertainty we feel. We will continue to be mindful of valuation while seeking companies with solid growth potential.

MANAGED BY

Stephanie R. Leighton On the fund since inception Investing since 1986
Elizabeth R. Levy, CFA On the fund since inception Investing since 2004
Cheryl I. Smith, Ph.D., CFA On the fund since inception Investing since 1987

The views expressed in this report are exclusively those of Stephanie R. Leighton, CFA, Trillium Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  OCTOBER 31, 2017

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception[1]	Since inception[1]
Class A	13.78	10.66	15.30
Class C	17.90	13.99	20.21
Class I2	20.07	15.11	21.88
Class R6[2]	20.14	15.24	22.06
Index†	23.76	18.06	26.28

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I or Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R6
Gross (%)	1.57	2.32	1.32	1.21
Net (%)	1.19	1.94	0.94	0.81

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the S&P Composite 1500 Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock ESG All Cap Core Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the S&P Composite 1500 Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C3	6-6-16	12,021	12,021	12,628
Class I2	6-6-16	12,188	12,188	12,628
Class R6[2]	6-6-16	12,206	12,206	12,628

The S&P Composite 1500 Index combines three indices, the S&P 500, the S&P MidCap 400, and the S&P SmallCap 600 to cover approximately 90% of the U.S. market capitalization.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 6-6-16.
2	For certain types of investors as described in the fund's prospectus.
3	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on May 1, 2017, with the same investment held until October 31, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on May 1, 2017, with the same investment held until October 31, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2017	Ending value on 10-31-2017	Expenses paid during period ended 10-31-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,077.00	$6.13	1.17%
	Hypothetical example for comparison purposes	1,000.00	1,019.30	5.95	1.17%
Class C	Actual expenses/actual returns	1,000.00	1,073.60	10.04	1.92%
	Hypothetical example for comparison purposes	1,000.00	1,015.50	9.75	1.92%
Class I	Actual expenses/actual returns	1,000.00	1,078.70	4.77	0.91%
	Hypothetical example for comparison purposes	1,000.00	1,020.60	4.63	0.91%
Class R6	Actual expenses/actual returns	1,000.00	1,079.60	4.25	0.81%
	Hypothetical example for comparison purposes	1,000.00	1,021.10	4.13	0.81%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       11

Fund’s investments
AS OF 10-31-17
	Shares	Value
Common stocks 98.5%		$20,066,933
(Cost $17,225,759)
Consumer discretionary 12.0%		2,452,183
Auto components 1.5%
BorgWarner, Inc.	5,640	297,341
Hotels, restaurants and leisure 1.5%
Starbucks Corp.	5,405	296,410
Household durables 0.9%
Newell Brands, Inc.	4,733	193,012
Internet and direct marketing retail 1.1%
The Priceline Group, Inc. (A)	121	231,347
Media 0.9%
Omnicom Group, Inc.	2,654	178,322
Multiline retail 1.2%
Target Corp.	4,135	244,130
Specialty retail 3.0%
The Home Depot, Inc.	2,307	382,454
The TJX Companies, Inc.	3,318	231,596
Textiles, apparel and luxury goods 1.9%
NIKE, Inc., Class B	4,166	229,088
VF Corp.	2,419	168,483
Consumer staples 6.7%		1,360,824
Food and staples retailing 2.8%
Costco Wholesale Corp.	1,565	252,090
CVS Health Corp.	2,328	159,538
United Natural Foods, Inc. (A)	4,295	166,517
Food products 1.3%
McCormick & Company, Inc.	2,562	254,996
Household products 1.0%
The Procter & Gamble Company	2,245	193,833
Personal products 1.6%
Unilever NV	5,760	333,850
Energy 5.0%		1,028,711
Energy equipment and services 0.2%
National Oilwell Varco, Inc.	1,289	44,071
Oil, gas and consumable fuels 4.8%
Apache Corp.	3,296	136,356
EOG Resources, Inc.	3,258	325,376
Hess Corp.	3,462	152,882
Marathon Petroleum Corp.	2,334	139,433
ONEOK, Inc.	4,249	230,593
12	JOHN HANCOCK ESG All Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials 14.6%		$2,978,158
Banks 8.7%
Bank of America Corp.	18,438	505,017
East West Bancorp, Inc.	5,367	321,161
First Republic Bank	2,881	280,609
KeyCorp	16,155	294,829
The PNC Financial Services Group, Inc.	2,751	376,309
Capital markets 1.1%
The Bank of New York Mellon Corp.	4,302	221,338
Insurance 4.8%
Aflac, Inc.	3,440	288,582
Chubb, Ltd.	2,713	409,180
Reinsurance Group of America, Inc.	1,882	281,133
Health care 12.9%		2,620,718
Biotechnology 2.4%
Celgene Corp. (A)	2,315	233,746
Five Prime Therapeutics, Inc. (A)	1,805	80,972
Shire PLC, ADR	1,126	166,231
Health care equipment and supplies 2.9%
Hologic, Inc. (A)	5,292	200,302
Medtronic PLC	2,192	176,500
Zimmer Biomet Holdings, Inc.	1,829	222,443
Health care providers and services 3.3%
Cigna Corp.	2,472	487,528
Quest Diagnostics, Inc.	1,973	185,028
Life sciences tools and services 1.9%
Illumina, Inc. (A)	726	148,968
Quintiles IMS Holdings, Inc. (A)	2,109	227,983
Pharmaceuticals 2.4%
Johnson & Johnson	1,308	182,348
Merck & Company, Inc.	5,603	308,669
Industrials 11.2%		2,275,300
Aerospace and defense 1.6%
Hexcel Corp.	5,216	316,559
Building products 1.0%
Johnson Controls International PLC	5,095	210,882
Commercial services and supplies 0.8%
Interface, Inc.	6,933	158,072
Construction and engineering 0.9%
Quanta Services, Inc. (A)	4,846	182,840
Electrical equipment 2.2%
Acuity Brands, Inc.	1,006	168,203
Eaton Corp. PLC	3,615	289,272
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG All Cap Core Fund	13

	Shares	Value
Industrials (continued)
Machinery 3.3%
Wabtec Corp.	3,198	$244,647
Xylem, Inc.	6,350	422,466
Road and rail 1.4%
J.B. Hunt Transport Services, Inc.	2,654	282,359
Information technology 23.9%		4,864,282
Communications equipment 2.5%
F5 Networks, Inc. (A)	1,898	230,170
Palo Alto Networks, Inc. (A)	1,882	277,030
Internet software and services 4.2%
Alphabet, Inc., Class A (A)	680	702,467
LogMeIn, Inc.	1,300	157,365
IT services 4.0%
Mastercard, Inc., Class A	1,768	263,025
PayPal Holdings, Inc. (A)	7,545	547,465
Semiconductors and semiconductor equipment 4.5%
Analog Devices, Inc.	3,727	340,275
First Solar, Inc. (A)	3,047	167,037
Maxim Integrated Products, Inc.	3,999	210,107
Xilinx, Inc.	2,767	203,900
Software 8.7%
Adobe Systems, Inc. (A)	1,852	324,396
ANSYS, Inc. (A)	1,709	233,637
Blackbaud, Inc.	1,754	177,680
Citrix Systems, Inc. (A)	2,593	214,208
Microsoft Corp.	5,722	475,956
salesforce.com, Inc. (A)	3,318	339,564
Materials 4.2%		851,182
Chemicals 2.5%
Ecolab, Inc.	1,995	260,667
International Flavors & Fragrances, Inc.	1,649	243,096
Containers and packaging 1.7%
Owens-Illinois, Inc. (A)	9,714	232,067
Sealed Air Corp.	2,608	115,352
Real estate 3.8%		779,607
Equity real estate investment trusts 3.8%
AvalonBay Communities, Inc.	1,160	210,343
Federal Realty Investment Trust	1,050	126,546
HCP, Inc.	4,347	112,326
SBA Communications Corp. (A)	2,102	330,392
14	JOHN HANCOCK ESG All Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Telecommunication services 1.2%		$243,180
Diversified telecommunication services 1.2%
Verizon Communications, Inc.	5,080	243,180
Utilities 3.0%		612,788
Electric utilities 1.1%
Avangrid, Inc.	4,422	228,750
Water utilities 1.9%
American Water Works Company, Inc.	4,376	384,038

	Yield (%)	Shares	Value
Short-term investments 1.3%			$259,311
(Cost $259,311)
Money market funds 1.3%			259,311
Federated Government Obligations Fund, Institutional Class	0.9100(B)	259,311	259,311

Total investments (Cost $17,485,070) 99.8%	$20,326,244
Other assets and liabilities, net 0.2%	43,593
Total net assets 100.0%	$20,369,837

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 10-31-17.
At 10-31-17, the aggregate cost of investments for federal income tax purposes was $17,491,128. Net unrealized appreciation aggregated to $2,835,116, of which $3,484,700 related to gross unrealized appreciation and $649,584 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG All Cap Core Fund	15

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-17

Assets
Investments, at value (Cost $17,485,070)	$20,326,244
Cash	50,000
Dividends and interest receivable	12,591
Receivable due from advisor	808
Other receivables and prepaid expenses	28,295
Total assets	20,417,938
Liabilities
Payable to affiliates
Accounting and legal services fees	297
Transfer agent fees	1,786
Trustees' fees	111
Other liabilities and accrued expenses	45,907
Total liabilities	48,101
Net assets	$20,369,837
Net assets consist of
Paid-in capital	$17,064,312
Undistributed net investment income	59,239
Accumulated net realized gain (loss) on investments	405,112
Net unrealized appreciation (depreciation) on investments	2,841,174
Net assets	$20,369,837

Net asset value per share
Based on net asset values and shares outstanding - The fund has an unlimited number of shares authorized with no par value
Class A ($5,642,266 ÷ 468,919 shares)[1]	$12.03
Class C ($1,222,444 ÷ 102,249 shares)[1]	$11.96
Class I ($12,372,324 ÷ 1,025,899 shares)	$12.06
Class R6 ($1,132,803 ÷ 93,855 shares)	$12.07
Maximum offering price per share
Class A (net assets value per share ÷ 95%)[2]	$12.66

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       16

STATEMENT OF OPERATIONS  For the year ended 10-31-17

Investment income
Dividends	$281,404
Interest	2,261
Total investment income	283,665
Expenses
Investment management fees	136,448
Distribution and service fees	23,145
Accounting and legal services fees	4,238
Transfer agent fees	19,103
Trustees' fees	809
State registration fees	86,605
Printing and postage	34,075
Professional fees	71,147
Custodian fees	13,967
Other	12,098
Total expenses	401,635
Less expense reductions	(212,165)
Net expenses	189,470
Net investment income	94,195
Realized and unrealized gain (loss)
Net realized gain on investments	405,112
Change in net unrealized appreciation (depreciation) of investments	2,737,327
Net realized and unrealized gain	3,142,439
Increase in net assets from operations	$3,236,634

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       17

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-17	Period ended 10-31-16[1]
Increase (decrease) in net assets
From operations
Net investment income	$94,195	$70,126
Net realized gain	405,112	44,202
Change in net unrealized appreciation (depreciation)	2,737,327	103,847
Increase in net assets resulting from operations	3,236,634	218,175
Distributions to shareholders
From net investment income
Class A	(29,473)	—
Class C	(2,264)	—
Class I	(78,073)	—
Class R6	(8,198)	—
From net realized gain
Class A	(12,393)	—
Class C	(2,608)	—
Class I	(27,096)	—
Class R6	(2,608)	—
Total distributions	(162,713)	—
From fund share transactions	1,815,587	15,262,154
Total increase	4,889,508	15,480,329
Net assets
Beginning of year	15,480,329	—
End of year	$20,369,837	$15,480,329
Undistributed net investment income	$59,239	$86,010

[1]	Period from 6-6-16 (commencement of operations) to 10-31-16.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       18

Financial highlights

Class A Shares Period ended	10-31-17	10-31-16	[1]
Per share operating performance
Net asset value, beginning of period	$10.14	$10.00
Net investment income[2]	0.04	0.04
Net realized and unrealized gain on investments	1.95	0.10
Total from investment operations	1.99	0.14
Less distributions
From net investment income	(0.07)	—
From net realized gain	(0.03)	—
Total distributions	(0.10)	—
Net asset value, end of period	$12.03	$10.14
Total return (%)[3,4]	19.73	1.40	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$6	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	2.34	2.62	[6]
Expenses including reductions	1.18	1.19	[6]
Net investment income	0.38	0.47	[7]
Portfolio turnover (%)	21	13

[1]	Period from 6-6-16 (commencement of operations) to 10-31-16.
[2]	Based on average daily shares outstanding.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.
[7]	A portion of income is presented unannualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       19

Class C Shares Period ended	10-31-17	10-31-16	[1]
Per share operating performance
Net asset value, beginning of period	$10.11	$10.00
Net investment income (loss)[2]	(0.04)	0.01
Net realized and unrealized gain on investments	1.95	0.10
Total from investment operations	1.91	0.11
Less distributions
From net investment income	(0.03)	—
From net realized gain	(0.03)	—
Total distributions	(0.06)	—
Net asset value, end of period	$11.96	$10.11
Total return (%)[3,4]	18.90	1.10	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	3.09	3.37	[6]
Expenses including reductions	1.93	1.94	[6]
Net investment loss	(0.37)	(0.28	) [7]
Portfolio turnover (%)	21	13

[1]	Period from 6-6-16 (commencement of operations) to 10-31-16.
[2]	Based on average daily shares outstanding.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.
[7]	A portion of income is presented unannualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       20

Class I Shares Period ended	10-31-17	10-31-16	[1]
Per share operating performance
Net asset value, beginning of period	$10.15	$10.00
Net investment income[2]	0.07	0.05
Net realized and unrealized gain (loss) on investments	1.95	0.10
Total from investment operations	2.02	0.15
Less distributions
From net investment income	(0.08)	—
From net realized gain	(0.03)	—
Total distributions	(0.11)	—
Net asset value, end of period	$12.06	$10.15
Total return (%)[3]	20.07	1.50	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$12	$9
Ratios (as a percentage of average net assets):
Expenses before reductions	2.08	2.36	[5]
Expenses including reductions	0.92	0.92	[5]
Net investment income	0.64	0.74	[6]
Portfolio turnover (%)	21	13

[1]	Period from 6-6-16 (commencement of operations) to 10-31-16.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	A portion of income is presented unannualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       21

Class R6 Shares Period ended	10-31-17	10-31-16	[1]
Per share operating performance
Net asset value, beginning of period	$10.16	$10.00
Net investment income[2]	0.08	0.06
Net realized and unrealized gain on investments	1.95	0.10
Total from investment operations	2.03	0.16
Less distributions
From net investment income	(0.09)	—
From net realized gain	(0.03)	—
Total distributions	(0.12)	—
Net asset value, end of period	$12.07	$10.16
Total return (%)[3]	20.14	1.60	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.99	2.26	[5]
Expenses including reductions	0.81	0.81	[5]
Net investment income	0.75	0.84	[6]
Portfolio turnover (%)	21	13

[1]	Period from 6-6-16 (commencement of operations) to 10-31-16.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	A portion of income is presented unannualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       22

Notes to financial statements

Note 1 — Organization

John Hancock ESG All Cap Core Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of October 31, 2017, all investments are categorized as Level 1 under the hierarchy described above.

ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       23

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. For the year ended October 31, 2017, the fund had no borrowings under either line of credit. Commitment fees for the year ended October 31, 2017 were $2,865.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, at least annually.

ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       24

The tax character of distributions for the year ended October 31, 2017 and for the period ended October 31, 2016 was as follows:

	October 31, 2017	October 31, 2016
Ordinary income	$161,554	—
Long-term capital gains	1,159	—
Total	$162,713	—

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2017, the components of distributable earnings on a tax basis consisted of $358,045 of undistributed ordinary income and $112,364 of undistributed long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. The fund had no material book-tax differences at October 31, 2017.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis, to the sum of: (a) 0.750% of the first $250 million of the fund's average daily net assets; (b) 0.725% of the next $250 million of the fund's average daily net assets; (c) 0.700% of the next $500 million of the fund's average daily net assets, and (d) 0.700% of the fund's average daily net assets in excess of $1 billion. If net assets exceed $1 billion, then the advisory fee to be paid is 0.700% on all asset levels of average daily net assets. The Advisor has a subadvisory agreement with Trillium Asset Management, LLC. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2017, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to reduce its management fee for the fund, or if necessary, make payment to the fund, in an amount equal to the amount by which the fund's expenses exceed 0.81% of average net assets, on an annualized basis. Expenses means all the expenses of the fund, excluding taxes, brokerage commissions, interest expense, litigation and

ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       25

indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, class-specific expenses, borrowing costs, prime brokerage fees, acquired fund fees and expenses paid indirectly, and short dividend expense. The expense limitation expires on February 28, 2018, unless renewed by mutual agreement of the fund and Advisor based upon a determination of that this is appropriate under the circumstances at that time.

The Advisor also has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average net assets attributable to Class R6 shares, on annualized basis. The waiver expires on February 28, 2018, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at the time.

For the year ended October 31, 2017, the expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$58,505	Class R6	$11,912
Class C	12,341	Total	$212,165
Class I	129,407

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2017 were equivalent to a net annual effective rate of 0.00% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for year ended October 31, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee
Class A	0.25%
Class C	1.00%

Sales charges. Class A shares may be subject to up-front sales charges. For the year ended October 31, 2017, no sales charges were assessed.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2017, there were no CDSCs received by the Distributor for Class A and Class C shares.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also

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includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$12,551	$5,862
Class C	10,594	1,237
Class I	—	11,862
Class R6	—	142
Total	$23,145	$19,103

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the year ended October 31, 2017 and for the period ended October 31, 2016 were as follows:

		Year ended 10-31-17		Period ended 10-31-16[1]
	Shares	Amount	Shares	Amount
Class A shares
Sold	54,262	$600,150	426,794	$4,269,992
Distributions reinvested	70	748	—	—
Repurchased	(11,237)	(123,809)	(970)	(10,055)
Net increase	43,095	$477,089	425,824	$4,259,937
Class C shares
Sold	12,770	$142,776	90,000	$900,000
Repurchased	(521)	(6,082)	—	—
Net increase	12,249	$136,694	90,000	$900,000
Class I shares
Sold	129,398	$1,420,596	919,607	$9,202,217
Distributions reinvested	370	3,937	—	—
Repurchased	(23,476)	(267,762)	—	—
Net increase	106,292	$1,156,771	919,607	$9,202,217
Class R6 shares
Sold	3,855	$45,033	90,000	$900,000
Net increase	3,855	$45,033	90,000	$900,000
Total net increase	165,491	$1,815,587	1,525,431	$15,262,154

1Period from 6-6-16 (commencement of operations) to 10-31-16.

Affiliates of the fund owned 90%, 88%, 88%, and 96% of shares of Class A, Class C, Class I and Class R6, respectively, on October 31, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

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Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $5,636,609 and $3,719,223, respectively, for the year ended October 31, 2017.

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock ESG All Cap Core Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock ESG All Cap Core Fund (the "Fund") as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period June 6, 2016 (commencement of operations) through October 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 15, 2017

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2017.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $1,159 in capital gain dividends.

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Trillium Asset Management, LLC (the Subadvisor), for John Hancock ESG All Cap Core Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 19-22, 2017 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 22-24, 2017.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 19-22, 2017, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be

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based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risk with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

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(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index and peer group average for the period since its inception on June 6, 2016 through December 31, 2016. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark index and peer group since its inception. The Board also noted the relatively short performance history of the fund. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor to the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses for the fund are lower than the peer group median.

The Board took into account management's discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
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(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length;
(j)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreements

In making its determination with respect to approval of the Subadvisory Agreements, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
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(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

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Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreements was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	223
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	223
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	223
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1994	223
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	223
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       37

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	223
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	223
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	223

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	1994	223
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       38

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	223
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	223

President and Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

James R. Boyle, Born: 1959	2015	223
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2012	223
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       39

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 38 other John Hancock funds consisting of 28 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       40

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Trillium Asset Management, LLC

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       41

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Core

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock ESG All Cap Core Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF410664	466A 10/17 12/17

John Hancock

ESG Large Cap Core Fund

Annual report 10/31/17
ESG

A message to shareholders

Dear shareholder,

Wherever stock investors look today, the markets seem to exhibit undiminished strength, as evidenced by the fact that the Dow Jones Industrial Average, the S&P 500 Index, and the NASDAQ Composite Index reached and then surpassed all-time highs several times during the period. Economic and corporate data has continued to underpin investor optimism. Corporate earnings have generally been solid, with a weaker dollar helping to boost results for U.S.-based multinationals.

While stock markets continue their rise, investors have reason to be vigilant. U.S. stocks haven't experienced a drop of 10% in more than 21 months, and 16 months have passed since the last 5% pullback. This degree of calm in a rising market is rare, and history suggests stormier market conditions could be brewing. As the bull market advances, many stocks are moving deeper into overvalued territory, suggesting that market leaders could be vulnerable to any setbacks.

Given the risks of overvaluation, investors would do well to consider their options for diversification. Maintaining a diversified portfolio of stocks, bonds, and alternatives, alongside a disciplined investment program, is one approach that has stood the test of time. As always, your best resource to prepare for any market condition is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable disappointments that can interrupt any market rise.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly into an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
ESG Large Cap Core Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
19	Financial highlights
23	Notes to financial statements
29	Auditor's report
30	Tax information
31	Continuation of investment advisory and subadvisory agreements
37	Trustees and Officers
41	More information

ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

TOTAL RETURNS AS OF 10/31/17 (%)

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Stocks climbed higher

Equity markets made a strong advance during the annual period, fueled by rising investor optimism, improving economic data, and generally strong market fundamentals.

The fund lagged for the period

The fund underperformed its benchmark, the S&P 500 Index.

In aggregate, stock picks disappointed

Stock selection in information technology, healthcare, consumer discretionary, and industrials was the primary detractor from performance.

SECTOR COMPOSITION AS OF 10/31/17 (%)

A note about risks

Large company stocks could fall out of favor. Foreign investing has additional risks, such as currency and market volatility and political and social instability. A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. The fund's environmental, social, and governance policy could cause it to perform differently than similar funds that do not have such a policy. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       3

Discussion of fund performance

An interview with Portfolio Manager Stephanie R. Leighton, CFA, Trillium Asset Management

Stephanie R. Leighton, CFA
Portfolio Manager
Trillium AssetManagement

Could you say a few words about your approach to ESG investing?

We seek to invest in well-managed companies with positive environmental, social, and governance (ESG) practices as well as attractive business fundamentals. We believe that companies incorporating ESG factors into their long-term strategic planning—and communicating that fact to investors—can provide a more complete picture of their prospective value. By extension, our practice of ESG investing offers a systematic approach to managing portfolio risk and identifying quality management teams with sustainable business practices.

How would you describe the market and economic backdrop during the 12-month period ended October 31, 2017?

U.S. stocks marched steadily higher for most of the period, repeatedly breaking records, while the U.S. economy grew stronger and corporate fundamentals continued to suggest a healthy backdrop for investors. We continued to be somewhat cautious as valuations remained high, and we kept the fund positioned for late cycle deceleration of economic growth. Notably, recent economic data may point to more sluggish growth ahead, and ongoing political dysfunction in Washington and tensions with North Korea remain unresolved.

While the market continued to creep higher so far in the first year of the new administration in Washington, general optimism seemed tinged with nervousness, particularly from geopolitical drama in North Korea. Therefore, we maintained a generally neutral positioning, with most sector exposures close to the fund's benchmark.

ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       4

"We continued to be somewhat cautious as valuations remained high, and we kept the fund positioned for late cycle deceleration of economic growth."

The fund underperformed its benchmark, the S&P 500 Index, for the period. What factors were most responsible for this result?

Disappointing stock selection results across a range of sectors, including information technology, healthcare, consumer discretionary, and industrials detracted from the fund's benchmark-relative return. Although modest underweights in the energy and consumer staples sectors helped the fund make gains versus the benchmark, this was not enough to offset the negative impact of stock selection and sector allocation in other areas.

What were some stocks or strategies that detracted from returns?

In the information technology sector, our decision to deemphasize the stock of Apple, Inc. weighed on relative results. The company, along with a number of mega-cap names, continued to outpace many other market components. Another large detractor for the period was the stock of F5 Networks, Inc. Core sales slowed in recent quarters for this applications delivery services company amid the proliferation of competition from other cloud-based software and services providers.

Other significant detractors included Newell Brands, Inc. and HCP, Inc. Consumer brands company Newell indicated that near-term earnings would be slower than analysts expected due to the impact of hurricanes raising prices for key raw materials, although we continued to see opportunities for

TOP 10 HOLDINGS AS OF 10/31/17 (%)

Alphabet, Inc., Class A	4.6
Microsoft Corp.	3.1
Cigna Corp.	3.0
Chubb, Ltd.	2.5
Unilever NV	2.3
Mastercard, Inc., Class A	2.3
American Water Works Company, Inc.	2.2
Bank of America Corp.	2.2
Cisco Systems, Inc.	2.1
The Procter & Gamble Company	2.0
TOTAL	26.3
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       5

"We do not see an immediate catalyst for a market decline, but we believe we may see an extended period of uninspiring returns while earnings growth catches up to expectations."
the company to realize synergies from its acquisition of Jarden in 2016 (not held in the fund). After outperforming the real estate investment trust segment during the first half of 2017, HCP underperformed. This occurred largely because the company reported operating results that were weaker than expected for a portion of its senior living property portfolio along with an outlook for this portfolio that was below previous expectations.

What were some of the strategies or stocks that contributed to relative results?

We demonstrated strong stock selection in consumer staples by generally avoiding much of the food, beverage, and tobacco group, which in aggregate produced lackluster performance for the period.

A relatively large stock contributor was payment company PayPal Holdings, Inc. The stock continued to perform well due to positive earnings revisions and lessening concerns about pricing pressure and PayPal's margins longer term.

Did you make any notable changes to the fund's positioning by period end?

At period end, we continued to position the portfolio's beta—or sensitivity to market risk— modestly below that of the benchmark. Beta is an indication of how volatile a particular stock or portfolio of stocks might be relative to the overall market. Sector exposures were mostly neutral relative to the benchmark, and the fund had a modest average overweight in defensive sectors such as healthcare and consumer staples and an underweight in the energy sector. As always, we continued to remain focused on high-quality, durable, and sustainable growth companies selling at reasonable prices that we think can demonstrate growth in earnings and dividends independent of a more challenging slower growth environment.

Trading activity was modest during the year, and many trades were made to replace acquisition targets. These included natural foods retailer Whole Foods Market, Inc. and media giant TimeWarner, Inc. in the consumer sectors and chip-maker NXP Semiconductors NV in information technology. We tendered Whole Foods when it was acquired by Amazon.com, Inc. (not held in the

ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       6

fund) as the e-commerce giant seeks to build up a presence in physical stores. We took partial profits for the fund in TimeWarner.

We established a new position in athletic footwear maker, Nike, Inc., taking advantage of weakness from recent short-term competitive issues. Globally, we think the firm is well positioned with good growth prospects in China and Europe; we expect continuing strength in its brand longer term, as the company has unique and strong product innovation cycles. We also expect strong secular demand for fitness products as a key support for the stock.

We do not see an immediate catalyst for a market decline, but we believe we may see an extended period of uninspiring returns while earnings growth catches up to expectations. Leading economic indicators remained positive, portending continued growth, but we are concerned that growth may not be strong enough to justify much of the optimism we feel is priced into stocks. At the same time, valuations for typically defensive sectors such as utilities remained persistently elevated, which we believe demonstrates some of the uncertainty we feel. We will continue to be mindful of valuation while seeking out companies with solid growth potential.

MANAGED BY

Stephanie R. Leighton On the fund since inception Investing since 1986
Elizabeth R. Levy, CFA On the fund since inception Investing since 2004
Cheryl I. Smith, Ph.D., CFA On the fund since inception Investing since 1987

The views expressed in this report are exclusively those of Stephanie R. Leighton, CFA, Trillium Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  OCTOBER 31, 2017

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception[1]	Since inception[1]
Class A	11.81	9.07	12.98
Class C	15.75	12.28	17.68
Class I2	18.02	13.47	19.44
Class R6[2]	18.09	13.60	19.62
Index†	23.63	18.01	26.21

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R6
Gross (%)	1.49	2.24	1.24	1.13
Net (%)	1.19	1.94	0.94	0.81

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the S&P 500 Index.
ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock ESG Large Cap Core Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the S&P 500 Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C3	6-6-16	11,768	11,768	12,621
Class I2	6-6-16	11,944	11,944	12,621
Class R6[2]	6-6-16	11,962	11,962	12,621

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

1	From 6-6-2016.
2	For certain types of investors as described in the fund's prospectus.
3	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on May 1, 2017, with the same investment held until October 31, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on May 1, 2017, with the same investment held until October 31, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2017	Ending value on 10-31-2017	Expenses paid during period ended 10-31-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,072.70	$6.11	1.17%
	Hypothetical example for comparison purposes	1,000.00	1,019.30	5.95	1.17%
Class C	Actual expenses/actual returns	1,000.00	1,068.30	10.01	1.92%
	Hypothetical example for comparison purposes	1,000.00	1,015.50	9.75	1.92%
Class I	Actual expenses/actual returns	1,000.00	1,074.40	4.81	0.92%
	Hypothetical example for comparison purposes	1,000.00	1,020.60	4.69	0.92%
Class R6	Actual expenses/actual returns	1,000.00	1,075.30	4.24	0.81%
	Hypothetical example for comparison purposes	1,000.00	1,021.10	4.13	0.81%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       11

Fund’s investments
AS OF 10-31-17
	Shares	Value
Common stocks 98.9%		$37,637,823
(Cost $34,303,690)
Consumer discretionary 12.6%		4,786,845
Auto components 0.8%
BorgWarner, Inc.	5,570	293,650
Hotels, restaurants and leisure 1.5%
Starbucks Corp.	10,076	552,568
Household durables 1.3%
Newell Brands, Inc.	12,428	506,814
Internet and direct marketing retail 1.2%
The Priceline Group, Inc. (A)	234	447,399
Media 1.5%
Omnicom Group, Inc.	4,809	323,117
Time Warner, Inc.	2,660	261,451
Multiline retail 1.1%
Target Corp.	7,021	414,520
Specialty retail 3.6%
The Home Depot, Inc.	2,521	417,931
The TJX Companies, Inc.	9,776	682,365
Tractor Supply Company	4,294	258,756
Textiles, apparel and luxury goods 1.6%
NIKE, Inc., Class B	5,300	291,447
VF Corp.	4,836	336,827
Consumer staples 8.3%		3,168,855
Food and staples retailing 2.7%
Costco Wholesale Corp.	2,140	344,711
CVS Health Corp.	3,811	261,168
United Natural Foods, Inc. (A)	10,700	414,839
Food products 1.3%
McCormick & Company, Inc.	4,807	478,441
Household products 2.0%
The Procter & Gamble Company	9,057	781,981
Personal products 2.3%
Unilever NV	15,316	887,715
Energy 4.5%		1,705,309
Oil, gas and consumable fuels 4.5%
Apache Corp.	5,511	227,990
EOG Resources, Inc.	7,431	742,134
Marathon Petroleum Corp.	9,483	566,514
ONEOK, Inc.	3,108	168,671
12	JOHN HANCOCK ESG Large Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials 14.0%		$5,322,490
Banks 7.6%
Bank of America Corp.	30,177	826,548
First Republic Bank	3,474	338,368
KeyCorp	30,442	555,567
The PNC Financial Services Group, Inc.	4,719	645,512
Webster Financial Corp.	9,483	521,470
Capital markets 0.9%
MSCI, Inc.	3,033	355,953
Insurance 5.5%
Aflac, Inc.	6,537	548,389
Chubb, Ltd.	6,317	952,732
Reinsurance Group of America, Inc.	3,869	577,951
Health care 15.3%		5,813,485
Biotechnology 3.0%
Biogen, Inc. (A)	1,085	338,151
Celgene Corp. (A)	5,350	540,190
Shire PLC, ADR	1,671	246,690
Health care equipment and supplies 3.4%
Becton, Dickinson and Company	1,744	363,920
Hologic, Inc. (A)	5,877	222,444
Medtronic PLC	5,262	423,696
Zimmer Biomet Holdings, Inc.	2,404	292,374
Health care providers and services 3.9%
Cigna Corp.	5,701	1,124,351
Quest Diagnostics, Inc.	3,723	349,143
Life sciences tools and services 1.5%
Illumina, Inc. (A)	840	172,360
Quintiles IMS Holdings, Inc. (A)	3,620	391,322
Pharmaceuticals 3.5%
Johnson & Johnson	2,916	406,520
Merck & Company, Inc.	10,625	585,331
Novartis AG, ADR	4,323	356,993
Industrials 9.7%		3,691,496
Air freight and logistics 0.9%
United Parcel Service, Inc., Class B	3,078	361,757
Building products 1.2%
Johnson Controls International PLC	10,933	452,517
Electrical equipment 3.3%
Acuity Brands, Inc.	1,245	208,164
Eaton Corp. PLC	8,125	650,163
Rockwell Automation, Inc.	1,900	381,558
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG Large Cap Core Fund	13

	Shares	Value
Industrials (continued)
Machinery 2.4%
Wabtec Corp.	3,121	$238,757
Xylem, Inc.	10,025	666,963
Professional services 0.6%
Verisk Analytics, Inc. (A)	2,828	240,521
Road and rail 1.3%
J.B. Hunt Transport Services, Inc.	4,616	491,096
Information technology 24.2%		9,213,472
Communications equipment 4.6%
Cisco Systems, Inc.	23,289	795,319
F5 Networks, Inc. (A)	3,326	403,344
Palo Alto Networks, Inc. (A)	3,781	556,563
Internet software and services 6.6%
Alphabet, Inc., Class A (A)	1,686	1,741,705
Facebook, Inc., Class A (A)	2,400	432,144
LogMeIn, Inc.	2,740	331,677
IT services 4.2%
Mastercard, Inc., Class A	5,863	872,239
PayPal Holdings, Inc. (A)	10,142	735,904
Semiconductors and semiconductor equipment 1.3%
Analog Devices, Inc.	4,133	377,343
First Solar, Inc. (A)	2,492	136,611
Software 6.4%
Adobe Systems, Inc. (A)	3,033	531,260
Autodesk, Inc. (A)	2,828	353,387
Citrix Systems, Inc. (A)	4,265	352,332
Microsoft Corp.	14,304	1,189,807
Technology hardware, storage and peripherals 1.1%
Apple, Inc.	2,389	403,837
Materials 1.5%		577,966
Chemicals 0.9%
Ecolab, Inc.	2,652	346,510
Containers and packaging 0.6%
Sealed Air Corp.	5,233	231,456
Real estate 2.7%		1,047,298
Equity real estate investment trusts 2.7%
AvalonBay Communities, Inc.	1,949	353,412
Federal Realty Investment Trust	3,033	365,537
HCP, Inc.	12,707	328,349
14	JOHN HANCOCK ESG Large Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Telecommunication services 2.0%		$746,485
Diversified telecommunication services 2.0%
Verizon Communications, Inc.	15,594	746,485
Utilities 4.1%		1,564,122
Electric utilities 1.1%
Avangrid, Inc.	8,326	430,704
Multi-utilities 0.8%
National Grid PLC, ADR	4,807	293,467
Water utilities 2.2%
American Water Works Company, Inc.	9,571	839,951

	Yield (%)	Shares	Value
Short-term investments 0.9%			$343,700
(Cost $343,700)
Money market funds 0.9%			343,700
Federated Government Obligations Fund, Institutional Class	0.9100(B)	343,700	343,700

Total investments (Cost $34,647,390) 99.8%	$37,981,523
Other assets and liabilities, net 0.2%	62,610
Total net assets 100.0%	$38,044,133

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 10-31-17.
At 10-31-17, the aggregate cost of investments for federal income tax purposes was $34,647,396. Net unrealized appreciation aggregated to $3,334,127, of which $4,250,820 related to gross unrealized appreciation and $916,693 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG Large Cap Core Fund	15

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-17

Assets
Investments, at value (Cost $34,647,390)	$37,981,523
Cash	50,001
Receivable for fund shares sold	15,847
Dividends and interest receivable	25,606
Receivable due from advisor	668
Other receivables and prepaid expenses	28,236
Total assets	38,101,881
Liabilities
Payable to affiliates
Accounting and legal services fees	915
Transfer agent fees	3,402
Trustees' fees	111
Other liabilities and accrued expenses	53,320
Total liabilities	57,748
Net assets	$38,044,133
Net assets consist of
Paid-in capital	$34,314,963
Undistributed net investment income	88,548
Accumulated net realized gain (loss) on investments	306,489
Net unrealized appreciation (depreciation) on investments	3,334,133
Net assets	$38,044,133

Net asset value per share
Based on net asset values and shares outstanding - The fund has an unlimited number of shares authorized with no par value
Class A ($5,618,909 ÷ 475,824 shares)[1]	$11.81
Class C ($1,133,865 ÷ 96,638 shares)[1]	$11.73
Class I ($30,218,179 ÷ 2,552,776 shares)	$11.84
Class R6 ($1,073,180 ÷ 90,598 shares)	$11.85
Maximum offering price per share
Class A (net assets value per share ÷ 95%)[2]	$12.43

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       16

STATEMENT OF OPERATIONS  For the year ended 10-31-17

Investment income
Dividends	$342,687
Interest	4,781
Total investment income	347,468
Expenses
Investment management fees	156,813
Distribution and service fees	23,011
Accounting and legal services fees	5,159
Transfer agent fees	22,043
Trustees' fees	805
State registration fees	85,085
Printing and postage	34,732
Professional fees	79,887
Custodian fees	14,437
Other	12,095
Total expenses	434,067
Less expense reductions	(219,812)
Net expenses	214,255
Net investment income	133,213
Realized and unrealized gain (loss)
Net realized gain (loss) on investments	380,345
Change in net unrealized appreciation (depreciation) of investments	3,160,140
Net realized and unrealized gain	3,540,485
Increase in net assets from operations	$3,673,698

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       17

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-17	Period ended 10-31-16[1]
Increase (decrease) in net assets
From operations
Net investment income	$133,213	$73,435
Net realized gain (loss)	380,345	(73,898)
Change in net unrealized appreciation (depreciation)	3,160,140	173,993
Increase in net assets resulting from operations	3,673,698	173,530
Distributions to shareholders
From net investment income
Class A	(34,138)	—
Class C	(3,231)	—
Class I	(84,618)	—
Class R6	(9,020)	—
Total distributions	(131,007)	—
From fund share transactions	19,061,151	15,266,761
Total increase	22,603,842	15,440,291
Net assets
Beginning of year	15,440,291	—
End of year	$38,044,133	$15,440,291
Undistributed net investment income	$88,548	$88,940

[1]	Period from 6-6-16 (commencement of operations) to 10-31-16.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       18

Financial highlights

Class A Shares Period ended	10-31-17	10-31-16	[1]
Per share operating performance
Net asset value, beginning of period	$10.11	$10.00
Net investment income[2]	0.07	0.04
Net realized and unrealized gain on investments	1.71	0.07
Total from investment operations	1.78	0.11
Less distributions
From net investment income	(0.08)	—
Net asset value, end of period	$11.81	$10.11
Total return (%)[3,4]	17.68	1.10	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$6	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	2.23	2.73	[6]
Expenses including reductions	1.18	1.19	[6]
Net investment income	0.59	0.64	[6,7]
Portfolio turnover (%)	17	23

[1]	Period from 6-6-16 (commencement of operations) to 10-31-16.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Annualized.
[7]	A portion of income is presented unannualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       19

Class C Shares Period ended	10-31-17	10-31-16	[1]
Per share operating performance
Net asset value, beginning of period	$10.08	$10.00
Net investment income (loss)[2]	(0.02)	0.01
Net realized and unrealized gain on investments	1.70	0.07
Total from investment operations	1.68	0.08
Less distributions
From net investment income	(0.03)	—
Net asset value, end of period	$11.73	$10.08
Total return (%)[3,4]	16.75	0.80	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	2.98	3.48	[6]
Expenses including reductions	1.93	1.94	[6]
Net investment loss	(0.16)	(0.11	) [6,7]
Portfolio turnover (%)	17	23

[1]	Period from 6-6-16 (commencement of operations) to 10-31-16.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Annualized.
[7]	A portion of income is presented unannualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       20

Class I Shares Period ended	10-31-17	10-31-16	[1]
Per share operating performance
Net asset value, beginning of period	$10.12	$10.00
Net investment income[2]	0.08	0.05
Net realized and unrealized gain (loss) on investments	1.73	0.07
Total from investment operations	1.81	0.12
Less distributions
From net investment income	(0.09)	—
Net asset value, end of period	$11.84	$10.12
Total return (%)[3]	18.02	1.20	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$30	$9
Ratios (as a percentage of average net assets):
Expenses before reductions	1.97	2.47	[5]
Expenses including reductions	0.92	0.92	[5]
Net investment income	0.69	0.88	[5,6]
Portfolio turnover (%)	17	23

[1]	Period from 6-6-16 (commencement of operations) to 10-31-16.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	A portion of income is presented unannualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       21

Class R6 Shares Period ended	10-31-17	10-31-16	[1]
Per share operating performance
Net asset value, beginning of period	$10.13	$10.00
Net investment income[2]	0.11	0.06
Net realized and unrealized gain on investments	1.71	0.07
Total from investment operations	1.82	0.13
Less distributions
From net investment income	(0.10)	—
Net asset value, end of period	$11.85	$10.13
Total return (%)[3]	18.09	1.30	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.87	2.38	[5]
Expenses including reductions	0.81	0.81	[5]
Net investment income	0.97	0.99	[5,6]
Portfolio turnover (%)	17	23

[1]	Period from 6-6-16 (commencement of operations) to 10-31-16.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	A portion of income is presented unannualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       22

Notes to financial statements

Note 1 — Organization

John Hancock ESG Large Cap Core Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of October 31, 2017, all investments are categorized as Level 1 under the hierarchy described above.

ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       23

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. For the year ended October 31, 2017, the fund had no borrowings under either line of credit. Commitment fees for the year ended October 31, 2017 were $2,863.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund typically declares and pays dividends and capital gain distributions, if any, at least annually.

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The tax character of distributions for the year ended October 31, 2017 and for the period ended October 31, 2016 was as follows:

	October 31, 2017	October 31, 2016
Ordinary income	$131,007	—

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2017, the components of distributable earnings on a tax basis consisted of $88,548 of undistributed ordinary income and $306,495 of undistributed long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. The fund had no material book-tax differences at October 31, 2017.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: a) 0.750% of the first $250 million of the fund's average daily net assets; b) 0.725% of the next $250 million of the fund's average daily net assets; c) 0.700% of the next $500 million of the fund's average daily net assets; and d) 0.700% of the fund's average daily net assets in excess of $1 billion. If net assets exceed $1 billion, then the advisory fee to be paid is 0.700% on all asset levels of average daily net assets. The Advisor has a subadvisory agreement with Trillium Asset Management, LLC. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2017, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.81% of average net assets of the fund. Expenses of the fund means all expenses of the fund, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, class-specific expenses, borrowing costs, prime brokerage fees, acquired fund fees and expenses paid indirectly, and short dividend

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expense. The expense limitation expires on February 28, 2018, unless renewed by mutual agreement of the Advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.

The Advisor also has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average net assets attributable to Class R6 shares. The class expense waiver expires on February 28, 2018, unless renewed by mutual agreement of the advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.

For the year ended October 31, 2017, the expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$57,501	Class R6	$11,607
Class C	11,942	Total	$219,812
Class I	138,762

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2017 were equivalent to a net annual effective rate of 0.00% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee
Class A	0.25%
Class C	1.00%

Sales charges. Class A shares may be subject to up-front sales charges. For the year ended October 31, 2017, no sales charges were assessed.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2017, there were no CDSCs received by the Distributor for Class A and Class C shares.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees

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that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$12,594	$5,886
Class C	10,417	1,218
Class I	—	14,798
Class R6	—	141
Total	$23,011	$22,043

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the year ended October 31, 2017 and for the period ended October 31, 2016 were as follows:

		Year ended 10-31-17		Period ended 10-31-16[1]
	Shares	Amount	Shares	Amount
Class A shares
Sold	55,007	$604,471	432,542	$4,327,513
Distributions reinvested	126	1,332	—	—
Repurchased	(11,851)	(130,311)	—	—
Net increase	43,282	$475,492	432,542	$4,327,513
Class C shares
Sold	2,979	$33,367	93,659	$936,798
Distributions reinvested	12	127	—	—
Repurchased	(12)	(124)	—	—
Net increase	2,979	$33,370	93,659	$936,798
Class I shares
Sold	1,656,593	$18,697,010	909,951	$9,102,450
Distributions reinvested	116	1,224	—	—
Repurchased	(13,884)	(152,755)	—	—
Net increase	1,642,825	$18,545,479	909,951	$9,102,450
Class R6 shares
Sold	598	$6,810	90,000	$900,000
Net increase	598	$6,810	90,000	$900,000
Total net increase	1,689,684	$19,061,151	1,526,152	$15,266,761

1Period from 6-6-16 (commencement of operations) to 10-31-16.

Affiliates of the fund owned 89%, 93%, 94% and 99% of shares of Class A, Class C, Class I and Class R6, respectively, on October 31, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

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Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $22,742,476 and $3,651,439, respectively, for the year ended October 31, 2017.

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock ESG Large Cap Core Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock ESG Large Cap Core Fund (the "Fund") as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period June 6, 2016 (commencement of operations) through October 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 15, 2017

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2017.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Trillium Asset Management, LLC (the Subadvisor), for John Hancock ESG Large Cap Core Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 19-22, 2017 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 22-24, 2017.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 19-22, 2017, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be

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based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risk with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

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(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index and its peer group average for the period since its inception on June 6, 2016 through December 31, 2016. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark and peer group since its inception. The Board also noted the relatively short performance history of the fund. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor to the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management and total expenses for the fund are lower than the peer group median.

The Board took into account management's discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of the Rule 12b-1 fee for a share class of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
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(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length;
(j)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreements

In making its determination with respect to approval of the Subadvisory Agreements, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
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(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       35

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board also noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreements was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       36

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	223
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	223
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	223
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1994	223
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	223
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       37

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	223
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	223
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	223

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	1994	223
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       38

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	223
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	223

President and Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

James R. Boyle, Born: 1959	2015	223
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2012	223
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       39

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 38 other John Hancock funds consisting of 28 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       40

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Trillium Asset Management, LLC

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       41

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Core

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock ESG Large Cap Core Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF410666	467A 10/17 12/17

John Hancock

ESG International Equity Fund

Annual report 10/31/17
ESG

A message to shareholders

Dear shareholder,

International equity markets have exhibited impressive strength in 2017, making a remarkable comeback following a multi-year period of underperformance relative to U.S. stocks. Most developed- and emerging-market indexes have outperformed this year, and some have recently climbed to all-time highs. Results have been almost equally impressive in the U.S. market, as evidenced by the highs set by the Dow Jones Industrial Average, the S&P 500 Index, and the NASDAQ Composite Index.

Corporate earnings and consumer spending have been rising across most of the globe, leading many economists to upgrade their forecasts of GDP growth across developed and emerging markets alike. This synchronized global growth has been a positive catalyst for investor sentiment and the appetite for risk, providing plenty of lift for equities.

While a majority of the asset managers in our network believe international stocks have the potential to extend their recent gains, investors have reason to be vigilant. Stocks rarely climb for extended periods without a few setbacks along the way, and valuations can at times become overextended when rising equity prices get ahead of earnings growth.

Maintaining a globally diversified portfolio of stocks, bonds, and alternatives, alongside a disciplined investment program, is one approach that has stood the test of time. As always, your best resource to prepare for any market condition is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable disappointments that can interrupt any market rise.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly into an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
ESG International Equity Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
15	Financial statements
18	Financial highlights
21	Notes to financial statements
27	Auditor's report
28	Tax information
29	Trustees and Officers
33	More information

ANNUAL REPORT   |   JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

TOTAL RETURNS AS OF 10/31/17 (%)

Class A shares (without sales charge)
MSCI ACWI ex USA Index
29.60
22.61
Since inception
(12/14/16)

The MSCI ACWI ex USA Index (gross of foreign withholding taxes on dividends) is a free-float adjusted market capitalization weighted index designed to measure the equity market performance of developed markets and emerging markets, excluding the United States.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND       2

PERFORMANCE HIGHLIGHTS OVER THE PERIOD

Strong results for the fund

From its inception on December 14, 2016, through October 31, 2017, the fund's Class A shares generated a total return of 29.60%, excluding sales charges, and outpaced the gain of its benchmark, the MSCI ACWI ex-USA Index.

Stock selection was the key factor in the fund's outperformance

Robust relative performance for holdings across a variety of sectors—including materials, financials, consumer staples, and energy—propelled the fund to market-beating gains.

Geographic diversification was a plus

The fund's overweight in the emerging markets positioned it to benefit from the category's outsize return.

SECTOR COMPOSITION AS OF 10/31/17 (%)

A note about risks

The value of a company's equity securities is subject to change in the company's financial condition and overall market and economic conditions. Foreign investing has additional risks, such as currency and market volatility and political and social instability. A fund that invests in particular sectors is particularly susceptible to the impact of market, economic, regulatory, and other factors affecting those sectors. The fund's environmental, social, and governance policy could cause it to perform differently than similar funds that do not have such a policy. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND       3

Discussion of fund performance

An interview with Portfolio Manager Praveen S. Abichandani, CFA, Boston Common Asset Management

Praveen S. Abichandani, CFA
Portfolio Manager
Boston CommonAsset Management

How would you describe the investment environment during the time of the fund's inception on December 14, 2016, to the end of the reporting period on October 31, 2017?

Global equity markets performed very well in this interval, as favorable market conditions fueled a persistently high appetite for risk among investors. Economic growth continued to accelerate across the world, with better-than-expected data out of regions that had previously been sources of concern, such as China and Europe. Improving corporate earnings provided additional fuel for market performance, as did the hope for a reduction in the corporate tax rate in the United States. Not least, investors remained confident that economic growth—while exceeding expectations—would not strengthen to a point that would prompt global central banks to take a more aggressive approach to tightening monetary policy. Together, these developments helped propel the fund's benchmark—the MSCI ACWI ex-USA Index—to a return of 22.61% in the abbreviated reporting period.

How would you describe your investment approach?

We combine traditional fundamental stock research with analysis of environmental, social, and governance (ESG) factors. The core of our philosophy is the view that companies attentive to ESG issues tend to be better-managed, higher-quality businesses, and are therefore in a better position to generate superior market performance over time.

We invest with a long-term time horizon and an emphasis on quality from both a traditional point of view (strategic and financial) and from an ESG perspective. We look for companies with positive ESG attributes (after exclusions for certain revenue sources) and strive to invest in those that are generating attractive returns on invested capital from sustainable business models with limited financial leverage. At the same time, we avoid companies whose business models we consider unsustainable and whose financial reporting and managerial accountability we find untrustworthy.

While we prefer to buy the stocks of the strongest companies from an ESG perspective, we will not invest in a company with a weak investment outlook even if it has a compelling ESG profile. In industries where we are unable to find enough companies that are attractive from both an

ANNUAL REPORT   |   JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND       4

"The core of our philosophy is the view that companies attentive to ESG issues tend to be better-managed, higher-quality businesses, and are therefore in a better position to generate superior market performance over time."
investment and ESG standpoint, we invest in companies with above-average ESG scores and use active shareholder engagement to urge their management teams to improve their policies and operations.

Can you provide some examples of your investment process at work?

Our approach to the financials sector helps illustrate the traits we look for when we invest in individual companies. Many global banks fund projects that lead to increased carbon emissions (e.g., financing coal-fired power plants). To avoid investing in companies with these types of lending practices, we conducted an extensive analysis of the 62 largest global banks—including meetings with many management teams—to learn more about how they look at this issue. Our findings have played a role in determining which financial stocks we should hold and which we should put on review until their practices conform to our standards. Fortunately, we have seen banks becoming increasingly aware of the financial and reputational risks associated with inattention to environmental issues. Credit rating agencies have begun to take these factors into account, as well. We believe this is a positive development that indicates an expanding awareness of climate issues while also broadening our potential investment universe.

Another area of potential change involves the labeling of food products in the emerging markets. Whereas labeling standards in the United States can help consumers decide what they should eat,

TOP 10 HOLDINGS AS OF 10/31/17 (%)

Naspers, Ltd., N Shares	2.5
Alibaba Group Holding, Ltd., ADR	2.2
Sociedad Quimica y Minera de Chile SA, ADR	2.2
Hoya Corp.	2.2
Unilever NV	2.0
ING Groep NV	1.9
Bank Rakyat Indonesia Persero Tbk PT	1.8
Daikin Industries, Ltd.	1.8
ORIX Corp.	1.7
Taiwan Semiconductor Manufacturing Company, Ltd., ADR	1.7
TOTAL	20.0
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND       5

we haven't yet seen an adoption of similar practices in the developing world. This has led us to work with a number of major global food producers to encourage them to adopt better labeling voluntarily. We believe this represents a prime example of our willingness to engage companies and encourage them to gravitate toward the ESG standards we seek.

We believe these aspects of our approach help provide insight into our process at work. Looking ahead, we will continue managing the fund in a way that integrates both ESG and traditional financial metrics while also using active engagement to make already good companies better through shareholder advocacy.

What factors helped and hurt the fund's results in the period?

The fund's Class A shares returned 29.60%, excluding sales charges, from its inception through October 31, 2017, outperforming the return of the benchmark in the same interval. The outperformance was broad based, with returns above or in line with those of the index across all of the major sectors. The largest margins of outperformance occurred in materials, financials, consumer staples, and energy. The fund also gained a modest benefit from its sector allocations.

Among individual positions, the chemical company Sociedad Química Y Minera de Chile SA (SQM) was the largest contributor to returns. SQM is the leading producer of lithium in the world, which put it in a strong position to capitalize on the rapid adoption of electric vehicles. BYD Company Ltd., one of the largest electric car producers in China, was a further beneficiary of rising demand in this area. China was also home to another of the fund's top performers, Alibaba Group Holding Ltd. The internet giant has experienced robust growth across multiple business lines, fueling a substantial gain in its stock price. Naspers Ltd. (South Africa), Shiseido Company, Ltd. (Japan), and Unilever NV (United Kingdom) were additional contributors of note.

TOP 10 COUNTRIES AS OF 10/31/17 (%)

Japan	16.8
United Kingdom	8.4
China	6.7
Germany	6.6
Switzerland	5.9
France	4.9
South Korea	4.9
Netherlands	3.5
Sweden	3.4
Spain	3.4
TOTAL	64.5
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND       6

On the negative side, the Japanese bicycle-components producer Shimano Inc. was a key detractor due to its weaker-than-expected growth. Although the stock experienced fairly modest downside, it nonetheless took away from relative performance at a time of impressive strength in the broader market. Several other Japanese companies, including Astellas Pharma, Inc., Mitsubishi UFJ Financial Group, Inc., and Orix Corp, detracted due to the broader weakness in the country's stock market relative to the global indexes. Outside of Japan, the leading detractor was Barclays PLC, which underwent a significant restructuring. On balance, however, we are pleased with the results our stock selection process produced since the fund's inception.

How would you summarize the fund's positioning at the close of the period?

We hold a positive view on the world economy, and we believe there is more room for cyclical improvement in regions outside the United States. The fund had overweight positions in both the emerging markets and developed Europe, and we have begun to identify a growing number of opportunities in Japan. The portfolio is underweight in commodity-exposed countries (Canada and Australia) and sectors (materials and energy) for both economic and ESG reasons. Conversely, we favor the technology and healthcare sectors on the basis of their hearty secular growth and above-average ESG scores. The overall portfolio tends to be more growth oriented than the benchmark, with a tilt toward higher-quality stocks with less expensive valuations.

MANAGED BY

Praveen S. Abichandani, CFA On the fund since inception Investing since 1991
Corné A. Biemans On the fund since inception Investing since 1990
Matt A. Zalosh, CFA On the fund since inception Investing since 1996

The views expressed in this report are exclusively those of Praveen S. Abichandani, CFA, Boston Common Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  OCTOBER 31, 2017

Cumulative total returns (%) with maximum sales charge
Since inception[1]
Class A	23.08
Class I2	30.00
Class R6[2]	30.00
Index†	22.61

Performance figures assume all distributions have been reinvested. Figures reflect the maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A*	Class I*	Class R6*
Gross (%)	1.72	1.46	1.37
Net (%)	1.28	1.02	0.93

*Expenses have been estimated for the first year of operations.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the MSCI ACWI ex USA Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock ESG International Equity Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the MSCI ACWI ex USA Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class I2	12-14-16	13,000	13,000	12,261
Class R6[2]	12-14-16	13,000	13,000	12,261

The MSCI ACWI ex USA Index (gross of foreign withholding taxes on dividends) is a free-float adjusted market capitalization weighted index designed to measure the equity market performance of developed markets and emerging markets, excluding the United States.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 12-14-16.
2	For certain types of investors, as described in the fund's prospectus.
ANNUAL REPORT   |   JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on May 1, 2017, with the same investment held until October 31, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on May 1, 2017, with the same investment held until October 31, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2017	Ending value on 10-31-2017	Expenses paid during period ended 10-31-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,142.90	$6.86	1.27%
	Hypothetical example for comparison purposes	1,000.00	1,018.80	6.46	1.27%
Class I	Actual expenses/actual returns	1,000.00	1,144.40	5.51	1.02%
	Hypothetical example for comparison purposes	1,000.00	1,020.10	5.19	1.02%
Class R6	Actual expenses/actual returns	1,000.00	1,144.40	4.97	0.92%
	Hypothetical example for comparison purposes	1,000.00	1,020.60	4.69	0.92%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND       11

Fund’s investments
AS OF 10-31-17
	Shares	Value
Common stocks 95.6%		$53,557,826
(Cost $47,684,794)
Australia 2.5%		1,385,408
Macquarie Group, Ltd.	9,095	686,127
Origin Energy, Ltd. (A)	114,815	699,281
Belgium 1.6%		898,720
Umicore SA	20,110	898,720
Brazil 1.4%		778,976
Itau Unibanco Holding SA, ADR	60,810	778,976
Canada 1.5%		829,910
Canadian Pacific Railway, Ltd.	4,785	829,910
Chile 2.2%		1,218,696
Sociedad Quimica y Minera de Chile SA, ADR	20,400	1,218,696
China 6.7%		3,776,569
Alibaba Group Holding, Ltd., ADR (A)	6,780	1,253,554
BYD Company, Ltd., H Shares	57,000	498,393
Ctrip.com International, Ltd., ADR (A)	11,235	538,044
Hengan International Group Company, Ltd.	75,000	739,603
Ping An Insurance Group Company of China, Ltd., H Shares	85,000	746,975
Denmark 2.5%		1,403,124
Novo Nordisk A/S, B Shares	14,515	722,685
Novozymes A/S, B Shares	12,315	680,439
Finland 1.3%		715,611
Sampo OYJ, A Shares	13,675	715,611
France 4.9%		2,771,767
Air Liquide SA	4,785	609,245
AXA SA	21,780	657,504
Schneider Electric SE (A)	10,700	940,115
Veolia Environnement SA	23,845	564,903
Germany 4.9%		2,775,269
Bayerische Motoren Werke AG	5,195	532,801
Deutsche Telekom AG	36,820	666,712
ProSiebenSat.1 Media SE	18,460	650,229
SAP SE	8,100	925,527
Hong Kong 2.4%		1,347,499
AIA Group, Ltd.	106,600	803,282
Hang Lung Properties, Ltd.	237,000	544,217
12	JOHN HANCOCK ESG International Equity Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
India 2.3%		$1,279,683
HDFC Bank, Ltd., ADR	10,065	929,000
Infosys, Ltd., ADR	23,615	350,683
Indonesia 2.8%		1,586,094
Bank Rakyat Indonesia Persero Tbk PT	887,600	1,021,184
Kalbe Farma Tbk PT	4,788,500	564,910
Israel 1.7%		953,451
Check Point Software Technologies, Ltd. (A)	8,100	953,451
Japan 16.8%		9,428,627
Astellas Pharma, Inc.	63,000	838,458
Daikin Industries, Ltd.	9,200	1,016,700
Hoya Corp.	22,300	1,211,576
Keyence Corp.	1,600	888,360
Kubota Corp.	36,700	690,529
Mitsubishi UFJ Financial Group, Inc.	98,500	668,140
Nippon Telegraph & Telephone Corp.	12,700	614,014
ORIX Corp.	56,500	971,439
Panasonic Corp.	41,700	629,644
Rakuten, Inc.	57,000	609,946
Shimano, Inc.	4,000	547,365
Shiseido Company, Ltd.	18,000	742,456
Mexico 1.2%		663,051
Grupo Financiero Banorte SAB de CV, Series O	111,900	663,051
Netherlands 3.5%		1,942,215
ASML Holding NV	4,715	850,725
ING Groep NV	59,065	1,091,490
Norway 1.0%		535,570
Statoil ASA	26,360	535,570
Russia 1.3%		709,581
Yandex NV, Class A (A)	20,975	709,581
Singapore 1.2%		681,938
Singapore Telecommunications, Ltd.	247,800	681,938
South Africa 2.5%		1,431,342
Naspers, Ltd., N Shares	5,875	1,431,342
South Korea 4.9%		2,726,514
Coway Company, Ltd.	6,977	606,572
LG Household & Health Care, Ltd.	570	599,060
NAVER Corp.	700	559,490
Samsung Electronics Company, Ltd.	390	961,392
Spain 3.4%		1,909,080
EDP Renovaveis SA	50,575	418,184
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG International Equity Fund	13

	Shares	Value
Spain (continued)
Melia Hotels International SA	35,099	$480,115
Repsol SA	37,980	711,723
Siemens Gamesa Renewable Energy SA	20,625	299,058
Sweden 3.4%		1,921,027
Assa Abloy AB, B Shares	24,135	508,835
Atlas Copco AB, B Shares	20,325	806,866
Svenska Handelsbanken AB, A Shares	42,235	605,326
Switzerland 5.9%		3,296,575
Ferguson PLC	12,250	856,639
Julius Baer Group, Ltd. (A)	13,865	820,081
Novartis AG	9,215	760,047
Roche Holding AG	3,720	859,808
Taiwan 1.7%		963,854
Taiwan Semiconductor Manufacturing Company, Ltd., ADR	22,770	963,854
Thailand 1.7%		945,857
Kasikornbank PCL	137,800	945,857
United Kingdom 8.4%		4,681,818
Barclays PLC	255,725	631,053
Croda International PLC	15,260	848,067
Reckitt Benckiser Group PLC	6,690	598,530
Smith & Nephew PLC	37,670	710,513
Spirax-Sarco Engineering PLC	10,125	759,739

Unilever NV	19,520	1,133,916
Preferred securities 1.7%		$950,619
(Cost $867,019)
Germany 1.7%		950,619
Henkel AG & Company KGaA	6,770	950,619

Total investments (Cost $48,551,813) 97.3%	$54,508,445
Other assets and liabilities, net 2.7%	1,534,106
Total net assets 100.0%	$56,042,551

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
At 10-31-17, the aggregate cost of investments for federal income tax purposes was $48,625,084. Net unrealized appreciation aggregated to $5,883,361, of which $6,252,016 related to gross unrealized appreciation and $368,655 related to gross unrealized depreciation.
14	JOHN HANCOCK ESG International Equity Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-17

Assets
Investments, at value (Cost $48,551,813)	$54,508,445
Cash	1,427,195
Receivable for fund shares sold	21,623
Dividends and interest receivable	93,434
Receivable due from advisor	708
Other receivables and prepaid expenses	70,916
Total assets	56,122,321
Liabilities
Payable to affiliates
Accounting and legal services fees	1,377
Transfer agent fees	4,951
Trustees' fees	140
Other liabilities and accrued expenses	73,302
Total liabilities	79,770
Net assets	$56,042,551
Net assets consist of
Paid-in capital	$49,627,753
Undistributed net investment income	192,591
Accumulated net realized gain (loss) on investments and foreign currency transactions and foreign currency transactions	265,501
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	5,956,706
Net assets	$56,042,551

Net asset value per share
Based on net asset values and shares outstanding - The fund has an unlimited number of shares authorized with no par value
Class A ($6,443,446 ÷ 497,054 shares)[1]	$12.96
Class I ($47,644,131 ÷ 3,665,849 shares)	$13.00
Class R6 ($1,954,974 ÷ 150,342 shares)	$13.00
Maximum offering price per share
Class A (net assets value per share ÷ 95%)[2]	$13.64

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND       15

STATEMENT OF OPERATIONS  For the period ended 10-31-17 1

Investment income
Dividends	$525,556
Interest	7,162
Less foreign taxes withheld	(45,536)
Total investment income	487,182
Expenses
Investment management fees	186,099
Distribution and service fees	11,830
Accounting and legal services fees	4,932
Transfer agent fees	22,493
Trustees' fees	707
State registration fees	47,941
Printing and postage	34,665
Professional fees	60,450
Custodian fees	38,074
Other	7,816
Total expenses	415,007
Less expense reductions	(180,831)
Net expenses	234,176
Net investment income	253,006
Realized and unrealized gain (loss)
Net realized gain (loss) on investments and foreign currency transactions	191,542
Change in net unrealized appreciation (depreciation) of investments and translation of assets and liabilities in foreign currencies	5,956,706
Net realized and unrealized gain	6,148,248
Increase in net assets from operations	$6,401,254

[1]	Period from 12-14-16 (commencement of operations) to 10-31-17.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND       16

STATEMENT OF CHANGES IN NET ASSETS

Period ended 10-31-17[1]
Increase (decrease) in net assets
From operations
Net investment income	$253,006
Net realized gain	191,542
Change in net unrealized appreciation (depreciation)	5,956,706
Increase in net assets resulting from operations	6,401,254
From fund share transactions	49,641,297
Total increase	56,042,551
Net assets
Beginning of period	—
End of period	$56,042,551
Undistributed net investment income	$192,591

[1]	Period from 12-14-16 (commencement of operations) to 10-31-17.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND       17

Financial highlights

Class A Shares Period ended	10-31-17	[1]
Per share operating performance
Net asset value, beginning of period	$10.00
Net investment income[2]	0.13
Net realized and unrealized gain on investments	2.83
Total from investment operations	2.96
Net asset value, end of period	$12.96
Total return (%)[3,4]	29.60	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$6
Ratios (as a percentage of average net assets):
Expenses before reductions	2.11	[6]
Expenses including reductions	1.28	[6]
Net investment income	1.27	[6]
Portfolio turnover (%)	10

[1]	Period from 12-14-16 (commencement of operations) to 10-31-17.
[2]	Based on average daily shares outstanding.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND       18

Class I Shares Period ended	10-31-17	[1]
Per share operating performance
Net asset value, beginning of period	$10.00
Net investment income[2]	0.11
Net realized and unrealized gain (loss) on investments	2.89
Total from investment operations	3.00
Net asset value, end of period	$13.00
Total return (%)[3]	30.00	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$48
Ratios (as a percentage of average net assets):
Expenses before reductions	1.85	[5]
Expenses including reductions	1.02	[5]
Net investment income	1.07	[5]
Portfolio turnover (%)	10

[1]	Period from 12-14-16 (commencement of operations) to 10-31-17.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND       19

Class R6 Shares Period ended	10-31-17	[1]
Per share operating performance
Net asset value, beginning of period	$10.00
Net investment income[2]	0.17
Net realized and unrealized gain on investments	2.83
Total from investment operations	3.00
Net asset value, end of period	$13.00
Total return (%)[3]	30.00	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	1.75	[5]
Expenses including reductions	0.93	[5]
Net investment income	1.64	[5]
Portfolio turnover (%)	10

[1]	Period from 12-14-16 (commencement of operations) to 10-31-17.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND       20

Notes to financial statements

Note 1 — Organization

John Hancock ESG International Equity Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Foreign securities are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar

ANNUAL REPORT   |   JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND       21

securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of October 31, 2017, by major security category or type:

	Total value at 10-31-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Australia	$1,385,408	—	$1,385,408	—
Belgium	898,720	—	898,720	—
Brazil	778,976	$778,976	—	—
Canada	829,910	829,910	—	—
Chile	1,218,696	1,218,696	—	—
China	3,776,569	1,791,598	1,984,971	—
Denmark	1,403,124	—	1,403,124	—
Finland	715,611	—	715,611	—
France	2,771,767	—	2,771,767	—
Germany	2,775,269	—	2,775,269	—
Hong Kong	1,347,499	—	1,347,499	—
India	1,279,683	1,279,683	—	—
Indonesia	1,586,094	—	1,586,094	—
Israel	953,451	953,451	—	—
Japan	9,428,627	—	9,428,627	—
Mexico	663,051	663,051	—	—
Netherlands	1,942,215	—	1,942,215	—
Norway	535,570	—	535,570	—
Russia	709,581	709,581	—	—
Singapore	681,938	—	681,938	—
South Africa	1,431,342	—	1,431,342	—
South Korea	2,726,514	—	2,726,514	—
Spain	1,909,080	—	1,909,080	—
Sweden	1,921,027	—	1,921,027	—
Switzerland	3,296,575	—	3,296,575	—
Taiwan	963,854	963,854	—	—
Thailand	945,857	—	945,857	—
United Kingdom	4,681,818	—	4,681,818	—
Preferred securities	950,619	—	950,619	—
Total investments in securities	$54,508,445	$9,188,800	$45,319,645	—

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Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. For the period ended October 31, 2017, the fund had no borrowings under either line of credit. Commitment fees for the period ended October 31, 2017 were $2,152.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

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Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund typically declares and pays dividends and capital gain distributions, if any, at least annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2017, the components of distributable earnings on a tax basis consisted of $531,363 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions and investments in passive foreign investment companies.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: a) 0.850% of the first $250 million of the fund's average daily net assets; b) 0.800% of the next $500 million of the fund's average daily net assets; and c) 0.750% of the fund's average daily net assets in excess of $750 million. The Advisor has a subadvisory agreement with Boston Common Asset Management, LLC. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the period ended October 31, 2017, this waiver amounted to 0.01% of the fund's average net assets (on an annualized basis). This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.91% of average net assets of the fund on an annualized basis. For purposes of this agreement, "expenses of the fund" means all fund expenses, excluding taxes, brokerage commissions,

ANNUAL REPORT   |   JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND       24

interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, class-specific expenses, borrowing costs, prime brokerage fees, acquired fund fees and expenses paid indirectly, and short dividend expense. This agreement expires on February 28, 2018, unless renewed by mutual agreement of the Advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.

For the period ended October 31, 2017, the expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$47,743	Class R6	$15,542
Class I	117,546	Total	$180,831

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the period ended October 31, 2017 were equivalent to a net annual effective rate of 0.02% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the period ended October 31, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee
Class A	0.25%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $300 for the period ended October 31, 2017. Of this amount, $45 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $255 was paid as sales commissions to broker-dealers.

Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the period ended October 31, 2017, there were no CDSCs received by the Distributor for Class A shares.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these

ANNUAL REPORT   |   JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND       25

categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the period ended October 31, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$11,830	$5,505
Class I	—	16,771
Class R6	—	217
Total	$11,830	$22,493

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the period ended October 31, 2017 were as follows:

		Period ended 10-31-17[1]
	Shares	Amount
Class A shares
Sold	501,175	$5,119,516
Repurchased	(4,121)	(50,577)
Net increase	497,054	$5,068,939
Class I shares
Sold	3,674,537	$43,178,473
Repurchased	(8,688)	(110,175)
Net increase	3,665,849	$43,068,298
Class R6 shares
Sold	150,365	$1,504,310
Repurchased	(23)	(250)
Net increase	150,342	$1,504,060
Total net increase	4,313,245	$49,641,297

1Period from 12-14-16 (commencement of operations) to 10-31-17.

Affiliates of the fund owned 91%, 82% and 100% of shares of Class A, Class I and Class R6, respectively, on October 31, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $51,065,018 and $2,776,397, respectively, for the period ended October 31, 2017.

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock ESG International Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock ESG International Equity Fund (the "Fund") as of October 31, 2017, the results of its operations, the changes in its net assets and the financial highlights for the period December 14, 2016 (commencement of operations) through October 31, 2017, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 15, 2017

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2017.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Income derived from foreign sources was $522,071. The fund intends to pass through foreign tax credits of $43,479.

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	223
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	223
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	223
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1994	223
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	223
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND       29

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	223
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	223
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	223

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	1994	223
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	223
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	223

President and Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

James R. Boyle, Born: 1959	2015	223
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2012	223
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND       31

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 38 other John Hancock funds consisting of 28 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND       32

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Boston Common Asset Management, LLC

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND       33

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Core

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock ESG International Equity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF410665	469A 10/17 12/17

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2017, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended October 31, 2017 and 2016. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	October 31, 2017	October 31, 2016
John Hancock Balanced Fund	$41,820	$39,107
John Hancock Fundamental Large Cap Core Fund	39,893	35,615
John Hancock Disciplined Value International Fund	52,064	50,800
John Hancock Small Cap Core Fund	31,870	32,971
John Hancock Seaport Fund	65,811	57,895
John Hancock Value Equity Fund	34,146	33,336
John Hancock Enduring Assets Fund	30,394	29,693
John Hancock Emerging Markets Equity Fund	39,146	33,739
John Hancock Global Focused Strategies Fund*	92,152	82,372
John Hancock ESG All Cap Core Fund**	28,733	24,455
John Hancock ESG Large Cap Core Fund**	36,177	30,374
John Hancock ESG International Equity Fund***	30,751	-
Total	$522,957	$450,357
*Commenced operations 4-13-16.
** Commenced operations 6-6-16.
*** Commenced operations 12-14-16.

(b) Audit-Related Services
Audit-related service fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser (“control affiliates”) that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews.

Fund	October 31, 2017	October 31, 2016
John Hancock Balanced Fund	$525	$427
John Hancock Fundamental Large Cap Core Fund	525	427
John Hancock Disciplined International Value Fund	525	427

John Hancock Small Cap Core Fund	1,738	427
John Hancock Seaport Fund	525	427
John Hancock Value Equity Fund	525	427
John Hancock Enduring Assets Fund	525	427
John Hancock Emerging Markets Equity Fund	525	427
John Hancock Global Focused Strategies Fund*	525	427
John Hancock ESG All Cap Core Fund**	525	427
John Hancock ESG Large Cap Core Fund**	525	427
John Hancock ESG International Equity Fund***	525	-
Total	$7,513	$4,697
* Commenced operations 4-13-16.
** Commenced operations 6-6-16.
*** Commenced operations 12-14-16.

In addition, amounts billed to control affiliates for service provider internal controls reviews were $106,517 and $103,474 for the fiscal years ended October 31, 2017 and 2016, respectively.

(c) Tax Fees
The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning (“tax fees”) amounted to the following for the fiscal years ended October 31, 2017 and 2016. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	October 31, 2017	October 31, 2016
John Hancock Balanced Fund	$3,845	$6,397
John Hancock Fundamental Large Cap Core Fund	12,383	3,647
John Hancock Disciplined International Value Fund	4,275	4,197
John Hancock Small Cap Core Fund	3,725	3,647
John Hancock Seaport Fund	4,655	3,647
John Hancock Value Equity Fund	3,845	3,647
John Hancock Enduring Assets Fund	3,725	3,647
John Hancock Emerging Markets Equity Fund	3,725	47
John Hancock Global Focused Strategies Fund*	-	3,647
John Hancock ESG All Cap Core Fund**	3,845	3,647
John Hancock ESG Large Cap Core Fund**	3,845	3,647
John Hancock ESG International Equity Fund***	4,275	-
Total	$52,143	$39,817
*Commenced operations 4-13-16.
**Commenced operations 6-6-16.
*** Commenced operations 12-14-16.

(d) All Other Fees
Other fees billed for professional services rendered by the principal accountant to the registrant or to the control affiliates for the fiscal years ended October 31, 2017 and 2016 amounted to the following:

Fund	October 31, 2017	October 31, 2016
John Hancock Balanced Fund	$839	$109
John Hancock Fundamental Large Cap Core Fund	4,339	6,609

John Hancock Disciplined International Value Fund	839	109
John Hancock Small Cap Core Fund	7,189	24
John Hancock Seaport Fund	839	109
John Hancock Value Equity Fund	839	109
John Hancock Enduring Assets Fund	839	109
John Hancock Emerging Markets Equity Fund	839	109
John Hancock Global Focused Strategies Fund *	839	24
John Hancock ESG All Cap Core Fund**	839	24
John Hancock ESG Large Cap Core Fund**	839	24
John Hancock ESG International Equity Fund***	839	-
Total	$19,918	$7,359
*Commenced operations 4-13-16.
**Commenced operations 6-6-16.
*** Commenced operations 12-14-16.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor. (e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal period ended October 31, 2017, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant for non- audit services rendered to the registrant and rendered to the registrant's control affiliates for the fiscal years ended October 31, 2017 and 2016 amounted to the following:

Trust	October 31, 2017	October 31, 2016
John Hancock Investment Trust	$8,951,727	$ 4,630,433

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman
Charles L. Bardelis
Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Nominating and Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating and Governance Committee Charter”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Investment Trust

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	December 19, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	December 19, 2017

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	December 19, 2017